UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07822

AMERICAN CENTURY INVESTMENT TRUST
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	03-31

Date of reporting period:	03-31-2017

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

March 31, 2017

Core Plus Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Risk-On Rebound From Global Economic Concerns of Early 2016

Stocks, high-yield bonds, and commodities rebounded from severe downturns in early 2016 that were triggered by China’s economic slowdown. Since then, growth conditions in China and the rest of the world have generally improved. For the reporting period, the S&P 500 Index, the Bloomberg Barclays U.S. Corporate High-Yield Bond Index, and the S&P Goldman Sachs Commodities Index returned 17.17%, 16.39%, and 8.45%, respectively. This risk-on rebound also drove government bond yields higher, resulting in declines for indices such as the Bloomberg Barclays U.S. Treasury Bond Index (-1.44%). The broader taxable investment-grade U.S. bond market performed better, but still significantly underperformed stocks; the Bloomberg Barclays U.S. Aggregate Bond Index returned 0.44%.

Investors could thank the world’s major central banks and the “Trump Trade” for the risk-on rebound, which occurred with a backdrop of landmark political events, including Brexit (the U.K. vote to leave the European Union) and Donald Trump’s U.S. presidential election victory. Central bank stimulus helped to propel the markets past China- and Brexit-related volatility, followed by Trump victory-inspired optimism about U.S. growth that further boosted higher-risk markets.

But the Trump Trade could prove to be double edged—investor optimism faded as health care reform stalled in Congress and other U.S. fiscal policy proposals looked like they’d face significant hurdles. Meanwhile, the Federal Reserve raised its interest rate target during the reporting period, and suggested that it might raise rates again and start gradually reducing its balance sheet by the end of 2017. These factors, plus rising inflation and continuing geopolitical risks, could impede further risk-on sentiment. In this unsettled environment, we believe in remaining focused on investment goals, using disciplined, actively managed, risk-aware strategies. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of March 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Investor Class	ACCNX	1.76%	2.46%	4.86%	11/30/06
Bloomberg Barclays U.S. Aggregate Bond Index	—	0.44%	2.34%	4.27%	—
Institutional Class	ACCUX	1.97%	2.68%	5.07%	11/30/06
A Class	ACCQX				11/30/06
No sales charge		1.51%	2.20%	4.60%
With sales charge		-3.06%	1.27%	4.12%
C Class	ACCKX	0.76%	1.46%	3.83%	11/30/06
R Class	ACCPX	1.26%	1.97%	4.34%	11/30/06
Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2017
Investor Class — $16,086

Bloomberg Barclays U.S. Aggregate Bond Index — $15,197

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.67%	0.47%	0.92%	1.67%	1.17%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Jeff Houston, Brian Howell, and David MacEwen

Performance Summary

Core Plus gained 1.76%* for the 12 months ended March 31, 2017. By comparison, the Bloomberg Barclays U.S. Aggregate Bond Index returned 0.44%. Fund returns reflect operating expenses, while index returns do not.

The index’s absolute return reflects the challenging backdrop for investment-grade bonds during the 12-month period. Improving U.S. and global economic data, optimism surrounding President Trump’s pro-growth policy agenda, and two Federal Reserve (Fed) rate hikes helped push U.S. Treasury yields higher. Against this backdrop, a “risk-on” sentiment prevailed through most of the period, favoring stocks, commodities, and higher-yielding and below-investment-grade fixed-income securities. Core Plus’s exposure to fixed-income securities outside of the Bloomberg Barclays index primarily accounted for the fund’s outperformance relative to the index.

Security Selection, Out-of-Index Positions Aided Performance

We continued to underweight Treasuries and government agencies relative to the Bloomberg Barclays index in favor of spread (non-Treasury) sectors, including corporate credit and securitized bonds, during the 12-month period. Security selection within these spread allocations had a significant positive influence on the fund’s relative performance. In particular, our securitized selections, including agency and non-agency commercial mortgage-backed securities, asset-backed securities, non-agency collateralized mortgage obligations, and traditional pass-through mortgage-backed securities, broadly contributed to performance. Within the corporate sector, our out-of-index allocation to high-yield corporate bonds was a prominent contributor. High-yield bonds were among the largest beneficiaries of the period’s risk rally, advancing on upbeat corporate earnings reports, improving economic data, higher oil prices (off their lows of early 2016), and investor demand for yield.

The portfolio’s performance also benefited from a non-index position in government and corporate emerging markets bonds. Similar to high-yield corporate bonds, emerging markets bonds posted gains due to stabilizing commodities prices, improving global economic data, accommodative central bank policies, and investor demand for yield. In addition, an out-of-index allocation to non-U.S.-dollar-denominated European financial sector bonds and Portugal sovereign securities also contributed to relative performance, benefiting from ongoing central bank stimulus programs in Europe. Currency positioning also helped. Late in the period, we added a small position in Turkish lira due to attractive valuations and expectations for the currency to perform well as economic conditions in Turkey improve. We also added a relative value trade, seeking to take advantage of an expected convergence in yields between U.S. Treasuries and government securities in the U.K. and Germany. We used futures contracts as part of this strategy.

* All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

Expectations for higher inflation from President Trump’s pro-growth agenda prompted us to add an out-of-index position in Treasury inflation-protected securities (TIPS) late in 2016. This position aided relative performance as inflation indicators moved higher and TIPS outperformed nominal Treasuries.

Duration Modestly Weighed on Results Following the Election

Prior to the U.S. presidential election in November, we established a slightly long duration position (greater price sensitivity to interest rate changes), under the assumption that a Donald Trump victory might cause a Treasury rally/flight to quality. That happened briefly, but it quickly gave way to the “Trump reflation trade,” sending Treasury yields soaring. We exited the long-duration position shortly after the election, but it was a performance detractor in the fourth quarter of 2016. Other than this brief period surrounding the election, the portfolio’s duration was neutral relative to the index.

Portfolio Positioning

We believe the U.S. election results have introduced uncertainty to future U.S. fiscal and monetary policy, which may lead to higher bond market volatility. If President Trump is able to successfully implement his campaign agenda, we expect higher interest rates and inflation to follow. If new policy measures fall short, if global growth falters, or if geopolitical events escalate, we believe rates could remain low. We believe the pace and magnitude of future Fed interest rate increases will be gradual and have a relatively shallow path dependent on U.S. and global economic factors. We believe two additional Fed rate hikes are likely in 2017. In this environment, we plan to maintain a neutral duration while continuing to overweight positions in the securitized and corporate credit sectors and non-index securities, such as high-yield corporate bonds, emerging markets bonds, European securities, and TIPS.

Fund Characteristics

MARCH 31, 2017
Portfolio at a Glance
Average Duration (effective)	5.9 years
Weighted Average Life	8.2 years

Types of Investments in Portfolio	% of net assets
Corporate Bonds	38.8%
U.S. Government Agency Mortgage-Backed Securities	23.1%
U.S. Treasury Securities	12.1%
Collateralized Mortgage Obligations	7.8%
Asset-Backed Securities	6.7%
Commercial Mortgage-Backed Securities	6.5%
Mutual Funds	5.0%
Sovereign Governments and Agencies	2.9%
Municipal Securities	1.9%
U.S. Government Agency Securities	1.1%
Temporary Cash Investments	1.5%
Other Assets and Liabilities	(7.4)%*
*Amount relates primarily to payable for investments purchased, but not settled, at period end.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2016 to March 31, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/16	Ending Account Value 3/31/17	Expenses Paid During Period(1) 10/1/16 - 3/31/17	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$984.10	$3.07	0.62%
Investor Class (before waiver)	$1,000	$984.10(2)	$3.22	0.65%
Institutional Class (after waiver)	$1,000	$985.10	$2.08	0.42%
Institutional Class (before waiver)	$1,000	$985.10(2)	$2.23	0.45%
A Class (after waiver)	$1,000	$982.00	$4.30	0.87%
A Class (before waiver)	$1,000	$982.00(2)	$4.45	0.90%
C Class (after waiver)	$1,000	$979.20	$7.99	1.62%
C Class (before waiver)	$1,000	$979.20(2)	$8.14	1.65%
R Class (after waiver)	$1,000	$981.70	$5.53	1.12%
R Class (before waiver)	$1,000	$981.70(2)	$5.68	1.15%
Hypothetical
Investor Class (after waiver)	$1,000	$1,021.84	$3.13	0.62%
Investor Class (before waiver)	$1,000	$1,021.69	$3.28	0.65%
Institutional Class (after waiver)	$1,000	$1,022.84	$2.12	0.42%
Institutional Class (before waiver)	$1,000	$1,022.69	$2.27	0.45%
A Class (after waiver)	$1,000	$1,020.59	$4.38	0.87%
A Class (before waiver)	$1,000	$1,020.44	$4.53	0.90%
C Class (after waiver)	$1,000	$1,016.85	$8.15	1.62%
C Class (before waiver)	$1,000	$1,016.70	$8.30	1.65%
R Class (after waiver)	$1,000	$1,019.35	$5.64	1.12%
R Class (before waiver)	$1,000	$1,019.20	$5.79	1.15%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the fees had not been waived.

Schedule of Investments

MARCH 31, 2017

		Principal Amount/Shares	Value
CORPORATE BONDS — 38.8%
Aerospace and Defense — 0.4%
Boeing Co. (The), 2.20%, 10/30/22		$70,000	$68,471
Harris Corp., 2.70%, 4/27/20		30,000	30,294
Lockheed Martin Corp., 3.55%, 1/15/26		100,000	101,694
Lockheed Martin Corp., 3.80%, 3/1/45		90,000	84,576
Rockwell Collins, Inc., 4.35%, 4/15/47(1)		30,000	30,114
United Technologies Corp., 6.05%, 6/1/36		95,000	118,548
			433,697
Auto Components — 0.5%
Goodyear Tire & Rubber Co. (The), 5.125%, 11/15/23		200,000	208,625
Schaeffler Finance BV, 4.25%, 5/15/21(2)		200,000	203,750
Tenneco, Inc., 5.00%, 7/15/26		100,000	98,187
ZF North America Capital, Inc., 4.00%, 4/29/20(2)		150,000	154,688
			665,250
Automobiles — 0.9%
Ford Motor Co., 4.35%, 12/8/26		80,000	81,608
Ford Motor Credit Co. LLC, 5.00%, 5/15/18		60,000	62,004
Ford Motor Credit Co. LLC, 8.125%, 1/15/20		100,000	114,982
Ford Motor Credit Co. LLC, 5.875%, 8/2/21		270,000	300,533
General Motors Co., 5.00%, 4/1/35		60,000	59,531
General Motors Financial Co., Inc., 3.25%, 5/15/18		130,000	131,816
General Motors Financial Co., Inc., 3.10%, 1/15/19		140,000	142,310
General Motors Financial Co., Inc., 3.20%, 7/6/21		110,000	110,514
General Motors Financial Co., Inc., 5.25%, 3/1/26		150,000	161,428
			1,164,726
Banks — 4.8%
Bank of America Corp., 5.75%, 12/1/17		230,000	236,107
Bank of America Corp., MTN, 5.625%, 7/1/20		200,000	219,485
Bank of America Corp., MTN, 4.20%, 8/26/24		30,000	30,595
Bank of America Corp., MTN, 4.00%, 1/22/25		100,000	100,052
Bank of America Corp., MTN, VRN, 4.44%, 1/20/47		30,000	30,158
Bank of America N.A., 6.00%, 10/15/36		250,000	308,169
Barclays Bank plc, MTN, VRN, 6.75%, 1/16/18	GBP	200,000	259,323
Barclays plc, 4.375%, 1/12/26		$200,000	203,060
BPCE SA, 5.15%, 7/21/24(2)		200,000	205,705
Branch Banking & Trust Co., 3.625%, 9/16/25		43,000	44,094
Capital One Financial Corp., 4.20%, 10/29/25		120,000	120,680
Capital One N.A., 2.35%, 8/17/18		250,000	251,641
Citigroup, Inc., 1.75%, 5/1/18		350,000	349,978
Citigroup, Inc., 2.90%, 12/8/21		140,000	140,669
Citigroup, Inc., 4.05%, 7/30/22		80,000	83,401
Citigroup, Inc., 4.45%, 9/29/27		400,000	406,737

		Principal Amount/Shares	Value
Cooperatieve Rabobank UA, 3.95%, 11/9/22		$250,000	$256,846
Fifth Third Bancorp, 4.30%, 1/16/24		80,000	83,762
Finansbank AS, 6.25%, 4/30/19		200,000	210,200
HBOS plc, MTN, 6.75%, 5/21/18(2)		100,000	104,746
Huntington Bancshares, Inc., 2.30%, 1/14/22		140,000	136,479
JPMorgan Chase & Co., 4.625%, 5/10/21		230,000	247,905
JPMorgan Chase & Co., 3.875%, 9/10/24		200,000	203,024
JPMorgan Chase & Co., 3.125%, 1/23/25		250,000	246,143
JPMorgan Chase & Co., 4.95%, 6/1/45		90,000	94,993
Santander Issuances SAU, MTN, 2.50%, 3/18/25	EUR	200,000	213,176
SunTrust Bank, 3.30%, 5/15/26		$200,000	194,552
U.S. Bancorp, MTN, 3.60%, 9/11/24		70,000	72,149
U.S. Bank N.A., 2.80%, 1/27/25		250,000	245,686
Wells Fargo & Co., 3.07%, 1/24/23		80,000	80,396
Wells Fargo & Co., 3.00%, 4/22/26		170,000	162,978
Wells Fargo & Co., MTN, 4.10%, 6/3/26		300,000	307,285
Wells Fargo & Co., MTN, 4.65%, 11/4/44		115,000	115,773
			5,965,947
Beverages — 0.6%
Anheuser-Busch InBev Finance, Inc., 3.30%, 2/1/23		50,000	50,948
Anheuser-Busch InBev Finance, Inc., 3.65%, 2/1/26		160,000	162,072
Anheuser-Busch InBev Finance, Inc., 4.90%, 2/1/46		240,000	260,160
Constellation Brands, Inc., 4.75%, 12/1/25		140,000	151,060
Molson Coors Brewing Co., 3.00%, 7/15/26		100,000	95,274
			719,514
Biotechnology — 1.0%
AbbVie, Inc., 3.60%, 5/14/25		280,000	280,516
AbbVie, Inc., 4.45%, 5/14/46		20,000	19,207
Amgen, Inc., 4.66%, 6/15/51		138,000	138,273
Biogen, Inc., 3.625%, 9/15/22		60,000	61,952
Celgene Corp., 3.25%, 8/15/22		200,000	203,322
Celgene Corp., 3.875%, 8/15/25		110,000	112,616
Celgene Corp., 5.00%, 8/15/45		50,000	52,521
Gilead Sciences, Inc., 4.40%, 12/1/21		100,000	107,413
Gilead Sciences, Inc., 3.65%, 3/1/26		230,000	232,040
Gilead Sciences, Inc., 4.15%, 3/1/47		50,000	46,576
			1,254,436
Building Products — 0.1%
Masco Corp., 4.45%, 4/1/25		100,000	104,874
Capital Markets — 0.1%
Jefferies Group LLC, 5.125%, 4/13/18		80,000	82,523
Jefferies Group LLC, 4.85%, 1/15/27		50,000	51,133
			133,656
Chemicals — 0.3%
Ecolab, Inc., 4.35%, 12/8/21		170,000	183,742
LyondellBasell Industries NV, 5.00%, 4/15/19		200,000	210,719
			394,461

	Principal Amount/Shares	Value
Commercial Services and Supplies — 0.3%
Covanta Holding Corp., 5.875%, 3/1/24	$150,000	$152,625
Republic Services, Inc., 3.55%, 6/1/22	190,000	197,267
Waste Management, Inc., 4.75%, 6/30/20	70,000	75,538
		425,430
Communications Equipment — 0.2%
CommScope Technologies LLC, 5.00%, 3/15/27(2)	200,000	200,190
Construction Materials — 0.1%
Owens Corning, 4.20%, 12/15/22	140,000	146,598
Consumer Finance — 1.5%
American Express Credit Corp., 2.60%, 9/14/20	40,000	40,438
American Express Credit Corp., MTN, 2.25%, 5/5/21	120,000	118,912
Capital One Bank USA N.A., 3.375%, 2/15/23	250,000	249,789
CIT Group, Inc., 5.00%, 5/15/17	300,000	300,990
CIT Group, Inc., 5.00%, 8/15/22	100,000	104,937
Discover Financial Services, 3.75%, 3/4/25	200,000	196,518
Equifax, Inc., 3.30%, 12/15/22	170,000	172,557
GLP Capital LP / GLP Financing II, Inc., 4.875%, 11/1/20	100,000	105,170
PNC Bank N.A., 6.00%, 12/7/17	200,000	205,709
PNC Bank N.A., 1.95%, 3/4/19	250,000	250,557
Synchrony Financial, 2.60%, 1/15/19	100,000	100,816
		1,846,393
Containers and Packaging — 0.3%
Berry Plastics Corp., 5.125%, 7/15/23	200,000	205,750
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23	193,000	197,825
		403,575
Diversified Consumer Services — 0.1%
Catholic Health Initiatives, 2.95%, 11/1/22	100,000	96,809
Diversified Financial Services — 3.0%
Ally Financial, Inc., 3.60%, 5/21/18	250,000	253,750
Ally Financial, Inc., 4.625%, 3/30/25	50,000	49,937
Credit Suisse Group Funding Guernsey Ltd., 3.45%, 4/16/21	250,000	253,522
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/20	202,000	202,884
Goldman Sachs Group, Inc. (The), 2.30%, 12/13/19	310,000	310,352
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22	230,000	259,282
Goldman Sachs Group, Inc. (The), 3.50%, 1/23/25	100,000	99,775
Goldman Sachs Group, Inc. (The), 4.25%, 10/21/25	300,000	306,309
Goldman Sachs Group, Inc. (The), 3.50%, 11/16/26	60,000	58,858
Goldman Sachs Group, Inc. (The), 5.15%, 5/22/45	40,000	42,105
Goldman Sachs Group, Inc. (The), MTN, 4.80%, 7/8/44	50,000	53,077
HSBC Holdings plc, 2.95%, 5/25/21	200,000	201,080
HSBC Holdings plc, 4.30%, 3/8/26	200,000	208,452
HSBC Holdings plc, VRN, 3.26%, 3/13/22	200,000	201,104
Morgan Stanley, 5.00%, 11/24/25	510,000	548,542
Morgan Stanley, 4.375%, 1/22/47	40,000	39,905

	Principal Amount/Shares	Value
Morgan Stanley, MTN, 5.625%, 9/23/19	$260,000	$280,882
Morgan Stanley, MTN, 3.70%, 10/23/24	60,000	60,962
S&P Global, Inc., 3.30%, 8/14/20	50,000	51,114
UBS Group Funding Jersey Ltd., 2.65%, 2/1/22(2)	200,000	196,255
		3,678,147
Diversified Telecommunication Services — 1.9%
AT&T, Inc., 3.875%, 8/15/21	180,000	187,443
AT&T, Inc., 3.60%, 2/17/23	80,000	81,117
AT&T, Inc., 4.45%, 4/1/24	70,000	73,281
AT&T, Inc., 3.40%, 5/15/25	260,000	252,022
AT&T, Inc., 6.55%, 2/15/39	70,000	82,819
AT&T, Inc., 4.30%, 12/15/42	60,000	53,530
CenturyLink, Inc., Series Q, 6.15%, 9/15/19	100,000	107,250
Deutsche Telekom International Finance BV, 3.60%, 1/19/27(2)	170,000	169,585
Frontier Communications Corp., 8.50%, 4/15/20	200,000	211,750
Frontier Communications Corp., 11.00%, 9/15/25	80,000	77,950
Orange SA, 4.125%, 9/14/21	100,000	105,550
Telefonica Emisiones SAU, 5.46%, 2/16/21	100,000	109,859
Telefonica Emisiones SAU, 4.10%, 3/8/27	150,000	151,278
Verizon Communications, Inc., 5.05%, 3/15/34	350,000	356,583
Verizon Communications, Inc., 4.75%, 11/1/41	60,000	57,584
Verizon Communications, Inc., 4.86%, 8/21/46	150,000	144,803
Verizon Communications, Inc., 5.01%, 8/21/54	77,000	73,804
		2,296,208
Energy Equipment and Services — 0.1%
Ensco plc, 5.20%, 3/15/25	20,000	17,450
Halliburton Co., 3.80%, 11/15/25	80,000	81,418
		98,868
Equity Real Estate Investment Trusts (REITs) — 1.1%
American Tower Corp., 3.375%, 10/15/26	180,000	171,945
Boston Properties LP, 3.65%, 2/1/26	40,000	39,914
Crown Castle International Corp., 5.25%, 1/15/23	200,000	218,494
Essex Portfolio LP, 3.625%, 8/15/22	170,000	174,364
Essex Portfolio LP, 3.25%, 5/1/23	50,000	49,867
Hospitality Properties Trust, 4.65%, 3/15/24	180,000	183,630
Kilroy Realty LP, 4.375%, 10/1/25	100,000	104,577
Kimco Realty Corp., 2.80%, 10/1/26	90,000	82,865
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 4.50%, 9/1/26	160,000	156,000
VEREIT Operating Partnership LP, 4.125%, 6/1/21	50,000	51,428
Welltower, Inc., 3.75%, 3/15/23	60,000	61,526
		1,294,610
Food and Staples Retailing — 0.6%
CVS Health Corp., 3.50%, 7/20/22	70,000	72,121
CVS Health Corp., 5.125%, 7/20/45	90,000	99,515
Dollar General Corp., 4.125%, 7/15/17	100,000	100,815
Dollar General Corp., 3.25%, 4/15/23	60,000	60,062

	Principal Amount/Shares	Value
Kroger Co. (The), 3.875%, 10/15/46	$100,000	$90,101
Sysco Corp., 3.30%, 7/15/26	40,000	39,254
Target Corp., 2.50%, 4/15/26	80,000	74,847
Wal-Mart Stores, Inc., 4.75%, 10/2/43	100,000	111,426
Wal-Mart Stores, Inc., 4.30%, 4/22/44	50,000	52,336
		700,477
Food Products — 0.2%
Kraft Heinz Foods Co., 5.20%, 7/15/45	50,000	52,015
Kraft Heinz Foods Co., 4.375%, 6/1/46	80,000	75,056
Lamb Weston Holdings, Inc., 4.625%, 11/1/24(2)	170,000	173,825
		300,896
Gas Utilities — 2.3%
Boardwalk Pipelines LP, 4.45%, 7/15/27	50,000	50,614
Enbridge Energy Partners LP, 6.50%, 4/15/18	60,000	62,727
Enbridge Energy Partners LP, 5.20%, 3/15/20	70,000	74,922
Enbridge, Inc., 4.50%, 6/10/44	85,000	78,900
Energy Transfer Equity LP, 7.50%, 10/15/20	180,000	201,600
Energy Transfer Partners LP, 3.60%, 2/1/23	40,000	39,805
Energy Transfer Partners LP, 6.50%, 2/1/42	140,000	151,578
Enterprise Products Operating LLC, 4.85%, 3/15/44	150,000	152,232
Enterprise Products Operating LLC, VRN, 7.03%, 1/15/18	100,000	104,090
Kinder Morgan Energy Partners LP, 6.50%, 4/1/20	160,000	177,174
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20	60,000	64,929
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	130,000	144,565
Magellan Midstream Partners LP, 6.55%, 7/15/19	100,000	109,563
MPLX LP, 4.875%, 6/1/25	180,000	188,839
MPLX LP, 5.20%, 3/1/47	20,000	20,196
Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22	160,000	162,392
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	170,000	184,577
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	230,000	227,043
Sunoco Logistics Partners Operations LP, 3.90%, 7/15/26	40,000	38,718
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.25%, 11/15/23	120,000	117,900
Tesoro Logistics LP / Tesoro Logistics Finance Corp., 5.50%, 10/15/19	100,000	106,000
Williams Cos., Inc. (The), 3.70%, 1/15/23	90,000	88,875
Williams Partners LP, 4.125%, 11/15/20	280,000	292,994
Williams Partners LP, 5.10%, 9/15/45	30,000	29,919
		2,870,152
Health Care Equipment and Supplies — 0.8%
Abbott Laboratories, 2.00%, 9/15/18	40,000	40,034
Abbott Laboratories, 3.75%, 11/30/26	150,000	150,096
Becton Dickinson and Co., 3.73%, 12/15/24	120,000	123,714
Mallinckrodt International Finance SA, 3.50%, 4/15/18	250,000	250,937
Medtronic, Inc., 3.50%, 3/15/25	150,000	153,551
Medtronic, Inc., 4.375%, 3/15/35	50,000	52,435
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	50,000	51,940

		Principal Amount/Shares	Value
Thermo Fisher Scientific, Inc., 2.95%, 9/19/26		$160,000	$152,633
			975,340
Health Care Providers and Services — 1.6%
Aetna, Inc., 2.75%, 11/15/22		60,000	60,025
Ascension Health, 3.95%, 11/15/46		20,000	19,518
CHS / Community Health Systems, Inc., 6.25%, 3/31/23		90,000	92,137
DaVita, Inc., 5.75%, 8/15/22		280,000	290,850
DaVita, Inc., 5.125%, 7/15/24		200,000	202,375
Express Scripts Holding Co., 4.50%, 2/25/26		100,000	102,749
Express Scripts Holding Co., 3.40%, 3/1/27		30,000	28,311
HCA, Inc., 3.75%, 3/15/19		260,000	266,500
HCA, Inc., 5.375%, 2/1/25		100,000	104,250
HCA, Inc., 7.69%, 6/15/25		50,000	57,188
Mylan NV, 3.95%, 6/15/26		50,000	49,030
NYU Hospitals Center, 4.43%, 7/1/42		100,000	99,509
Tenet Healthcare Corp., 6.25%, 11/1/18		280,000	295,225
UnitedHealth Group, Inc., 2.875%, 12/15/21		80,000	81,593
UnitedHealth Group, Inc., 3.75%, 7/15/25		140,000	146,346
Universal Health Services, Inc., 4.75%, 8/1/22(2)		100,000	103,250
			1,998,856
Hotels, Restaurants and Leisure — 0.6%
1011778 BC ULC / New Red Finance, Inc., 4.625%, 1/15/22(2)		100,000	102,625
Aramark Services, Inc., 5.00%, 4/1/25(2)		40,000	41,300
Hilton Domestic Operating Co., Inc., 4.25%, 9/1/24(2)		200,000	198,500
International Game Technology plc, 6.25%, 2/15/22(2)		200,000	214,500
McDonald's Corp., MTN, 3.375%, 5/26/25		40,000	40,395
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22		70,000	75,950
			673,270
Household Durables — 1.0%
Lennar Corp., 4.75%, 12/15/17		300,000	304,875
M.D.C. Holdings, Inc., 5.50%, 1/15/24		200,000	207,000
Newell Brands, Inc., 4.20%, 4/1/26		100,000	104,178
Newell Brands, Inc., 5.50%, 4/1/46		70,000	79,718
Toll Brothers Finance Corp., 4.00%, 12/31/18		250,000	256,875
Toll Brothers Finance Corp., 6.75%, 11/1/19		90,000	98,775
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 5.875%, 6/15/24		200,000	207,000
			1,258,421
Household Products — 0.1%
Spectrum Brands, Inc., 5.75%, 7/15/25		140,000	148,750
Industrial Conglomerates — 0.2%
FedEx Corp., 4.40%, 1/15/47		40,000	39,088
General Electric Co., 4.125%, 10/9/42		100,000	102,228
General Electric Co., MTN, 5.625%, 9/15/17		50,000	50,976
			192,292
Insurance — 2.6%
Allianz Finance II BV, MTN, VRN, 5.75%, 7/8/21	EUR	100,000	125,258

		Principal Amount/Shares	Value
Allstate Corp. (The), VRN, 5.75%, 8/15/23		$120,000	$128,997
American International Group, Inc., 4.125%, 2/15/24		150,000	154,060
AXA SA, MTN, VRN, 5.125%, 7/4/23	EUR	200,000	248,325
AXA SA, MTN, VRN, 3.375%, 7/6/27	EUR	200,000	221,012
Berkshire Hathaway, Inc., 2.75%, 3/15/23		$60,000	60,056
Berkshire Hathaway, Inc., 4.50%, 2/11/43		40,000	42,939
Chubb INA Holdings, Inc., 3.15%, 3/15/25		60,000	60,166
Chubb INA Holdings, Inc., 3.35%, 5/3/26		40,000	40,505
CNP Assurances, VRN, 4.00%, 11/18/24	EUR	100,000	110,101
CNP Assurances, VRN, 4.50%, 6/10/27	EUR	200,000	223,890
Credit Agricole Assurances SA, VRN, 4.75%, 9/27/28	EUR	200,000	223,676
Hartford Financial Services Group, Inc. (The), 5.95%, 10/15/36		$60,000	70,753
International Lease Finance Corp., 3.875%, 4/15/18		100,000	101,979
International Lease Finance Corp., 6.25%, 5/15/19		100,000	107,794
Liberty Mutual Group, Inc., 4.95%, 5/1/22(2)		110,000	119,636
Lincoln National Corp., 6.25%, 2/15/20		50,000	55,140
Markel Corp., 4.90%, 7/1/22		212,000	231,190
Markel Corp., 3.625%, 3/30/23		50,000	51,101
MetLife, Inc., 3.60%, 11/13/25		100,000	102,359
MetLife, Inc., 4.125%, 8/13/42		110,000	107,030
Prudential Financial, Inc., 5.375%, 6/21/20		110,000	120,732
Prudential Financial, Inc., 5.625%, 5/12/41		90,000	106,060
Prudential Financial, Inc., MTN, 5.70%, 12/14/36		45,000	53,014
Prudential Financial, Inc., VRN, 5.875%, 9/15/22		100,000	108,800
Voya Financial, Inc., 5.70%, 7/15/43		90,000	100,061
WR Berkley Corp., 4.625%, 3/15/22		100,000	107,429
			3,182,063
Internet Software and Services — 0.2%
Netflix, Inc., 5.375%, 2/1/21		90,000	96,638
Symantec Corp., 5.00%, 4/15/25(2)		100,000	102,446
			199,084
IT Services — 0.5%
Fidelity National Information Services, Inc., 3.875%, 6/5/24		40,000	41,160
Fidelity National Information Services, Inc., 3.00%, 8/15/26		160,000	151,037
First Data Corp., 5.00%, 1/15/24(2)		100,000	102,125
Hewlett Packard Enterprise Co., 3.60%, 10/15/20		270,000	277,703
Hewlett Packard Enterprise Co., 4.90%, 10/15/25		60,000	62,407
			634,432
Machinery — 0.2%
Oshkosh Corp., 5.375%, 3/1/22		250,000	260,313
Media — 2.3%
21st Century Fox America, Inc., 6.90%, 8/15/39		70,000	89,625
21st Century Fox America, Inc., 4.75%, 11/15/46(2)		40,000	40,240
CBS Corp., 4.85%, 7/1/42		90,000	90,834
CCO Holdings LLC / CCO Holdings Capital Corp., 5.25%, 9/30/22		100,000	104,000

	Principal Amount/Shares	Value
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.91%, 7/23/25	$290,000	$306,729
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.48%, 10/23/45	30,000	34,732
Comcast Corp., 3.15%, 3/1/26	50,000	49,246
Comcast Corp., 4.40%, 8/15/35	50,000	51,911
Comcast Corp., 6.40%, 5/15/38	80,000	102,209
Comcast Corp., 4.75%, 3/1/44	60,000	63,436
Discovery Communications LLC, 5.625%, 8/15/19	123,000	132,777
Discovery Communications LLC, 4.90%, 3/11/26	70,000	72,928
DISH DBS Corp., 4.625%, 7/15/17	110,000	110,962
Lamar Media Corp., 5.375%, 1/15/24	150,000	155,625
NBCUniversal Media LLC,, 4.375%, 4/1/21	170,000	182,663
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(2)	100,000	102,500
Omnicom Group, Inc., 3.60%, 4/15/26	100,000	100,130
Sirius XM Radio, Inc., 6.00%, 7/15/24(2)	100,000	107,500
TEGNA, Inc., 5.125%, 7/15/20	130,000	134,550
Time Warner Cable LLC, 5.50%, 9/1/41	40,000	41,019
Time Warner Cable LLC, 4.50%, 9/15/42	50,000	45,576
Time Warner, Inc., 3.60%, 7/15/25	190,000	188,180
Time Warner, Inc., 3.80%, 2/15/27	100,000	99,100
Viacom, Inc., 3.125%, 6/15/22	50,000	49,534
Viacom, Inc., 4.25%, 9/1/23	140,000	143,806
Viacom, Inc., VRN, 6.25%, 2/28/27	50,000	50,222
Virgin Media Secured Finance plc, 5.25%, 1/15/26(2)	200,000	202,000
Walt Disney Co. (The), MTN, 4.125%, 6/1/44	30,000	30,960
		2,882,994
Metals and Mining — 0.4%
Barrick North America Finance LLC, 5.75%, 5/1/43	20,000	23,288
Freeport-McMoRan, Inc., 3.875%, 3/15/23	65,000	60,100
Glencore Finance Canada Ltd., 4.95%, 11/15/21(2)	130,000	139,739
Southern Copper Corp., 5.25%, 11/8/42	70,000	68,982
Steel Dynamics, Inc., 5.00%, 12/15/26(2)	200,000	203,000
		495,109
Multi-Utilities — 1.9%
AmeriGas Partners LP / AmeriGas Finance Corp., 5.875%, 8/20/26	130,000	130,000
AmeriGas Partners LP / AmeriGas Finance Corp., 5.75%, 5/20/27	50,000	49,613
Calpine Corp., 5.75%, 1/15/25	100,000	99,738
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43	110,000	107,685
Constellation Energy Group, Inc., 5.15%, 12/1/20	130,000	141,252
Dominion Resources, Inc., 6.40%, 6/15/18	120,000	126,352
Dominion Resources, Inc., 2.75%, 9/15/22	130,000	127,854
Dominion Resources, Inc., 3.625%, 12/1/24	60,000	60,388
Dominion Resources, Inc., 4.90%, 8/1/41	100,000	106,008
Duke Energy Corp., 3.55%, 9/15/21	80,000	83,017
Duke Energy Corp., 2.65%, 9/1/26	50,000	46,492

	Principal Amount/Shares	Value
Duke Energy Florida LLC, 6.35%, 9/15/37	$70,000	$91,988
Edison International, 3.75%, 9/15/17	100,000	101,093
Exelon Corp., 4.45%, 4/15/46	40,000	39,779
Exelon Generation Co. LLC, 5.60%, 6/15/42	80,000	76,532
FirstEnergy Corp., 4.25%, 3/15/23	100,000	103,452
Florida Power & Light Co., 4.125%, 2/1/42	50,000	51,796
Georgia Power Co., 4.30%, 3/15/42	70,000	67,493
IPALCO Enterprises, Inc., 5.00%, 5/1/18	100,000	103,250
MidAmerican Energy Co., 4.40%, 10/15/44	40,000	42,578
NextEra Energy Capital Holdings, Inc., VRN, 7.30%, 9/1/17	80,000	80,800
NiSource Finance Corp., 5.65%, 2/1/45	80,000	93,300
Pacific Gas & Electric Co., 4.00%, 12/1/46	80,000	79,335
Progress Energy, Inc., 3.15%, 4/1/22	80,000	80,932
Sempra Energy, 2.875%, 10/1/22	130,000	129,641
Southern Power Co., 5.15%, 9/15/41	40,000	40,499
Xcel Energy, Inc., 3.35%, 12/1/26	30,000	30,054
Xcel Energy, Inc., 4.80%, 9/15/41	60,000	62,173
		2,353,094
Oil, Gas and Consumable Fuels — 2.3%
Anadarko Petroleum Corp., 5.55%, 3/15/26	30,000	33,348
Anadarko Petroleum Corp., 6.45%, 9/15/36	80,000	94,602
Antero Resources Corp., 5.125%, 12/1/22	130,000	132,356
Apache Corp., 4.75%, 4/15/43	40,000	40,193
BP Capital Markets plc, 4.50%, 10/1/20	80,000	85,891
Cimarex Energy Co., 4.375%, 6/1/24	150,000	156,036
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	70,000	73,056
Concho Resources, Inc., 5.50%, 4/1/23	140,000	145,166
Concho Resources, Inc., 4.375%, 1/15/25	80,000	80,900
ConocoPhillips Holding Co., 6.95%, 4/15/29	110,000	142,331
Continental Resources, Inc., 5.00%, 9/15/22	30,000	30,413
Continental Resources, Inc., 3.80%, 6/1/24	70,000	65,625
Ecopetrol SA, 4.125%, 1/16/25	40,000	38,840
Encana Corp., 6.50%, 2/1/38	70,000	78,380
Exxon Mobil Corp., 3.04%, 3/1/26	100,000	100,094
Hess Corp., 6.00%, 1/15/40	90,000	92,776
Marathon Oil Corp., 3.85%, 6/1/25	90,000	88,628
Newfield Exploration Co., 5.75%, 1/30/22	200,000	213,250
Noble Energy, Inc., 4.15%, 12/15/21	220,000	231,046
Petroleos Mexicanos, 6.00%, 3/5/20	105,000	113,400
Petroleos Mexicanos, 4.875%, 1/24/22	50,000	51,560
Petroleos Mexicanos, 6.625%, 6/15/35	100,000	103,900
Petroleos Mexicanos, 6.50%, 6/2/41	70,000	69,650
Petroleos Mexicanos, 5.50%, 6/27/44	80,000	71,004
Phillips 66, 4.30%, 4/1/22	60,000	63,676
Shell International Finance BV, 3.25%, 5/11/25	100,000	101,068
Sinopec Group Overseas Development 2015 Ltd., 2.50%, 4/28/20(2)	200,000	199,222

	Principal Amount/Shares	Value
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.75%, 3/1/25	$50,000	$49,500
Suncor Energy, Inc., 6.50%, 6/15/38	30,000	37,831
Whiting Petroleum Corp., 5.75%, 3/15/21	50,000	49,938
		2,833,680
Paper and Forest Products — 0.3%
Georgia-Pacific LLC, 5.40%, 11/1/20(2)	260,000	285,881
International Paper Co., 6.00%, 11/15/41	30,000	34,865
International Paper Co., 4.40%, 8/15/47	100,000	94,756
		415,502
Pharmaceuticals — 0.7%
Actavis Funding SCS, 3.85%, 6/15/24	140,000	142,843
Actavis Funding SCS, 4.55%, 3/15/35	20,000	20,110
Actavis, Inc., 1.875%, 10/1/17	110,000	110,117
Actavis, Inc., 3.25%, 10/1/22	60,000	60,422
Actavis, Inc., 4.625%, 10/1/42	70,000	68,997
Baxalta, Inc., 2.00%, 6/22/18	70,000	70,136
Baxalta, Inc., 4.00%, 6/23/25	100,000	102,054
Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	140,000	137,244
Valeant Pharmaceuticals International, Inc., 7.00%, 3/15/24(2)	100,000	102,875
		814,798
Road and Rail — 0.5%
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41	100,000	111,615
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	120,000	124,732
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	50,000	50,123
Norfolk Southern Corp., 5.75%, 4/1/18	110,000	114,489
Norfolk Southern Corp., 3.25%, 12/1/21	130,000	133,651
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.875%, 7/17/18(2)	50,000	50,648
Union Pacific Corp., 4.05%, 11/15/45	80,000	80,109
		665,367
Semiconductors and Semiconductor Equipment — 0.3%
Lam Research Corp., 2.80%, 6/15/21	130,000	130,558
NXP BV / NXP Funding LLC, 3.875%, 9/1/22(2)	200,000	205,000
		335,558
Software — 0.5%
Activision Blizzard, Inc., 2.30%, 9/15/21(2)	80,000	78,405
Microsoft Corp., 2.70%, 2/12/25	150,000	147,543
Microsoft Corp., 3.125%, 11/3/25	40,000	40,425
Microsoft Corp., 3.45%, 8/8/36	100,000	94,968
Microsoft Corp., 4.25%, 2/6/47	120,000	123,279
Oracle Corp., 5.75%, 4/15/18	100,000	104,407
Oracle Corp., 4.00%, 7/15/46	60,000	57,368
		646,395
Specialty Retail — 0.6%
Hertz Corp. (The), 6.75%, 4/15/19	108,000	108,270
Home Depot, Inc. (The), 3.35%, 9/15/25	40,000	41,178

	Principal Amount/Shares	Value
Home Depot, Inc. (The), 5.95%, 4/1/41	$170,000	$217,950
Sally Holdings LLC / Sally Capital, Inc., 5.625%, 12/1/25	100,000	100,375
United Rentals North America, Inc., 4.625%, 7/15/23	150,000	155,063
United Rentals North America, Inc., 5.75%, 11/15/24	150,000	156,937
		779,773
Technology Hardware, Storage and Peripherals — 0.6%
Apple, Inc., 2.85%, 5/6/21	90,000	92,181
Apple, Inc., 2.50%, 2/9/25	130,000	125,889
Apple, Inc., 4.65%, 2/23/46	20,000	21,498
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 6.02%, 6/15/26(2)	170,000	186,002
Seagate HDD Cayman, 4.75%, 6/1/23	130,000	130,731
Seagate HDD Cayman, 4.75%, 1/1/25	70,000	68,600
Western Digital Corp., 7.375%, 4/1/23(2)	100,000	109,875
		734,776
Textiles, Apparel and Luxury Goods — 0.1%
PVH Corp., 4.50%, 12/15/22	140,000	142,100
Wireless Telecommunication Services — 0.1%
America Movil SAB de CV, 3.125%, 7/16/22	110,000	111,085
TOTAL CORPORATE BONDS (Cost $47,352,826)		47,927,966
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(3) — 23.1%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 1.9%
FHLMC, VRN, 1.81%, 4/15/17	106,459	109,278
FHLMC, VRN, 1.92%, 4/15/17	113,408	116,167
FHLMC, VRN, 1.99%, 4/15/17	114,768	119,188
FHLMC, VRN, 2.31%, 4/15/17	380,880	385,774
FHLMC, VRN, 2.87%, 4/15/17	149,853	158,544
FHLMC, VRN, 3.01%, 4/15/17	43,652	46,306
FHLMC, VRN, 3.14%, 4/15/17	144,057	151,748
FHLMC, VRN, 3.67%, 4/15/17	212,742	222,353
FHLMC, VRN, 4.07%, 4/15/17	129,566	134,321
FHLMC, VRN, 4.27%, 4/15/17	43,985	45,636
FHLMC, VRN, 4.97%, 4/15/17	171,977	179,963
FHLMC, VRN, 4.99%, 4/15/17	112,771	116,372
FNMA, VRN, 2.82%, 4/25/17	84,398	87,719
FNMA, VRN, 3.32%, 4/25/17	46,140	48,476
FNMA, VRN, 3.60%, 4/25/17	196,111	205,116
FNMA, VRN, 3.93%, 4/25/17	156,627	162,725
FNMA, VRN, 4.87%, 4/25/17	101,641	107,776
		2,397,462
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 21.2%
FHLMC, 4.50%, 6/1/21	15,358	15,835
FHLMC, 5.50%, 1/1/38	9,901	10,990
FHLMC, 5.50%, 4/1/38	60,230	66,821
FHLMC, 3.00%, 2/1/43	661,274	659,436
FHLMC, 6.50%, 7/1/47	698	751

	Principal Amount/Shares	Value
FNMA, 3.00%, 4/12/17(4)	$3,000,000	$2,975,391
FNMA, 3.50%, 4/12/17(4)	2,000,000	2,046,094
FNMA, 4.00%, 4/12/17(4)	1,950,000	2,045,519
FNMA, 5.00%, 7/1/20	36,186	37,804
FNMA, 5.00%, 7/1/31	556,328	609,907
FNMA, 4.50%, 10/1/33	245,665	264,741
FNMA, 5.00%, 11/1/33	539,539	591,943
FNMA, 6.00%, 12/1/33	384,937	439,499
FNMA, 5.50%, 4/1/34	137,986	154,641
FNMA, 5.50%, 4/1/34	413,385	463,153
FNMA, 5.00%, 8/1/34	68,116	74,397
FNMA, 5.50%, 8/1/34	135,328	151,400
FNMA, 5.00%, 4/1/35	334,355	366,020
FNMA, 5.00%, 8/1/35	22,848	24,997
FNMA, 4.50%, 9/1/35	25,820	27,781
FNMA, 5.50%, 7/1/36	17,787	19,885
FNMA, 5.50%, 12/1/36	38,278	42,705
FNMA, 6.00%, 7/1/37	92,992	105,854
FNMA, 6.00%, 8/1/37	54,373	61,910
FNMA, 6.50%, 8/1/37	15,983	17,710
FNMA, 6.00%, 9/1/37	69,722	78,806
FNMA, 6.00%, 11/1/37	83,151	94,676
FNMA, 5.00%, 3/1/38	131,400	143,495
FNMA, 6.50%, 9/1/38	148,249	173,311
FNMA, 5.50%, 1/1/39	155,286	172,983
FNMA, 5.00%, 2/1/39	301,148	331,929
FNMA, 4.50%, 4/1/39	108,097	117,429
FNMA, 4.50%, 5/1/39	270,599	293,954
FNMA, 6.50%, 5/1/39	4,517	5,087
FNMA, 4.50%, 10/1/39	439,156	476,822
FNMA, 4.00%, 10/1/40	463,665	491,966
FNMA, 4.50%, 11/1/40	396,492	428,798
FNMA, 4.00%, 8/1/41	662,898	702,034
FNMA, 4.50%, 9/1/41	375,373	404,387
FNMA, 3.50%, 5/1/42	522,945	538,009
FNMA, 3.50%, 6/1/42	635,819	653,711
FNMA, 3.50%, 9/1/42	521,223	535,915
FNMA, 3.50%, 5/1/45	1,380,801	1,415,881
FNMA, 3.50%, 5/1/46	1,156,970	1,184,589
FNMA, 6.50%, 8/1/47	1,354	1,465
FNMA, 6.50%, 9/1/47	3,113	3,362
FNMA, 6.50%, 9/1/47	209	227
FNMA, 6.50%, 9/1/47	2,297	2,479
FNMA, 6.50%, 9/1/47	613	660
GNMA, 2.50%, 4/20/17(4)	600,000	582,054
GNMA, 3.00%, 4/20/17(4)	650,000	655,738
GNMA, 4.00%, 4/20/17(4)	1,250,000	1,320,410

	Principal Amount/Shares	Value
GNMA, 5.50%, 12/15/32	$146,013	$164,832
GNMA, 6.00%, 9/20/38	44,695	50,730
GNMA, 5.50%, 12/20/38	109,512	121,136
GNMA, 4.50%, 6/15/39	603,318	652,952
GNMA, 4.50%, 1/15/40	288,652	309,224
GNMA, 4.50%, 4/15/40	393,294	425,184
GNMA, 4.00%, 11/20/40	830,165	889,049
GNMA, 3.50%, 6/20/42	874,586	911,706
GNMA, 2.50%, 7/20/46	625,464	607,483
		26,217,657
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $28,339,933)		28,615,119
U.S. TREASURY SECURITIES — 12.1%
U.S. Treasury Bonds, 3.50%, 2/15/39	400,000	440,250
U.S. Treasury Bonds, 4.375%, 11/15/39	200,000	248,234
U.S. Treasury Bonds, 4.625%, 2/15/40	300,000	385,336
U.S. Treasury Bonds, 3.125%, 2/15/42	200,000	204,645
U.S. Treasury Bonds, 2.875%, 5/15/43	250,000	243,413
U.S. Treasury Bonds, 3.75%, 11/15/43	200,000	227,570
U.S. Treasury Bonds, 3.125%, 8/15/44(5)	1,100,000	1,121,335
U.S. Treasury Bonds, 3.00%, 11/15/44	1,250,000	1,244,263
U.S. Treasury Bonds, 2.50%, 2/15/45	900,000	808,664
U.S. Treasury Bonds, 3.00%, 5/15/45	500,000	497,051
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/26	1,367,955	1,335,707
U.S. Treasury Notes, 0.75%, 10/31/17	800,000	799,125
U.S. Treasury Notes, 1.00%, 5/15/18	1,000,000	998,789
U.S. Treasury Notes, 1.375%, 7/31/18	900,000	902,689
U.S. Treasury Notes, 1.25%, 11/15/18	1,000,000	1,000,781
U.S. Treasury Notes, 1.125%, 1/31/19	800,000	798,453
U.S. Treasury Notes, 1.625%, 7/31/19	1,000,000	1,006,367
U.S. Treasury Notes, 1.75%, 9/30/19	700,000	706,207
U.S. Treasury Notes, 1.375%, 1/15/20	400,000	399,062
U.S. Treasury Notes, 1.50%, 5/31/20	1,600,000	1,596,032
TOTAL U.S. TREASURY SECURITIES (Cost $15,067,667)		14,963,973
COLLATERALIZED MORTGAGE OBLIGATIONS(3) — 7.8%
Private Sponsor Collateralized Mortgage Obligations — 5.9%
Alternative Loan Trust, Series 2003-20CB, Class 1A1 SEQ, 5.50%, 10/25/33	93,691	95,549
Banc of America Mortgage Securities, Inc., Series 2005-1, Class 1A15, 5.50%, 2/25/35	142,681	146,972
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 3.44%, 4/1/17	122,150	122,138
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 2.91%, 4/1/17	249,175	248,214
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 2.95%, 4/1/17	71,861	69,562
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 3.04%, 4/1/17	259,128	255,449

	Principal Amount/Shares	Value
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-4, Class A19, 5.25%, 5/25/34	$147,533	$150,680
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	2,257	2,246
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-3, Class 1A1, VRN, 5.45%, 4/1/17	195,160	187,941
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 3.07%, 4/1/17	116,098	114,155
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 2.90%, 4/1/17	134,385	130,634
First Horizon Mortgage Pass-Through Trust, Series 2006-AR4, Class 1A2, VRN, 3.03%, 4/1/17	177,839	159,013
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 3.09%, 4/1/17	211,879	219,387
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 3.20%, 4/1/17	116,015	115,674
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 3.17%, 4/1/17	375,414	361,012
JPMorgan Mortgage Trust, Series 2005-S2, Class 3A1, VRN, 7.15%, 4/1/17	34,461	36,045
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 3.05%, 4/1/17	120,468	123,426
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 3.06%, 4/25/17	225,719	222,257
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 4/1/17	45,574	46,085
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 3.22%, 4/1/17	141,250	140,859
Thornburg Mortgage Securities Trust, Series 2006-4, Class A2B, VRN, 3.34%, 4/25/17	204,013	198,895
WaMu Mortgage Pass-Through Certificates, Series 2005-AR7, Class A3, VRN, 2.81%, 4/1/17	157,626	155,909
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 2A1, 5.50%, 1/25/36	169,935	167,789
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-18, Class 1A1, 5.50%, 1/25/36	156,023	154,344
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR4, Class 2A1, VRN, 3.30%, 4/1/17	82,624	82,782
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	252,094	251,559
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-6, Class 1A16 SEQ, 5.75%, 5/25/36	138,462	138,801
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 1A1, VRN, 3.11%, 4/1/17	161,333	155,757
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 2A1, VRN, 3.10%, 4/1/17	170,557	167,907
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 4A1, VRN, 3.17%, 4/1/17	348,187	330,543
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A6 SEQ, VRN, 3.09%, 4/1/17	199,073	196,625
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR12, Class 1A1, VRN, 3.23%, 4/1/17	221,790	210,126
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 3.06%, 4/1/17	104,256	97,245
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR16, Class A1, VRN, 3.23%, 4/1/17	242,314	225,960

	Principal Amount/Shares	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR19, Class A1, VRN, 3.01%, 4/1/17	$117,667	$108,722
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR5, Class 2A1, VRN, 3.29%, 4/1/17	231,426	218,828
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-10, Class 2A9, 6.00%, 7/25/37	214,725	210,327
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-11, Class A3 SEQ, 6.00%, 8/25/37	200,612	198,397
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-11, Class A36, 6.00%, 8/25/37	219,812	217,385
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	258,661	261,046
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	40,654	41,710
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	86,096	90,208
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-2, Class 3A2, 5.25%, 3/25/37	93,839	96,073
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-8, Class 1A5 SEQ, 6.00%, 7/25/37	311,815	308,961
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 6.29%, 4/1/17	115,671	112,146
		7,345,343
U.S. Government Agency Collateralized Mortgage Obligations — 1.9%
FHLMC, Series 3397, Class GF, VRN, 1.41%, 4/15/17	139,796	140,075
FNMA, Series 2006-43, Class FM, VRN, 1.28%, 4/25/17	45,738	45,567
FNMA, Series 2007-36, Class FB, VRN, 1.38%, 4/25/17	237,961	237,931
FNMA, Series 2014-C02, Class 1M2, VRN, 3.58%, 4/25/17	250,000	255,288
FNMA, Series 2014-C02, Class 2M2, VRN, 3.58%, 4/25/17	275,000	279,546
FNMA, Series 2016-C03, Class 2M2, VRN, 6.88%, 4/25/17	200,000	227,889
FNMA, Series 2016-C04, Class 1M2, VRN, 5.23%, 4/25/17	310,000	329,487
FNMA, Series 2016-C05, Class 2M2, VRN, 5.43%, 4/25/17	350,000	374,407
FNMA, Series 2017-C01, Class 1M2, VRN, 4.53%, 4/25/17	400,000	405,331
		2,295,521
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $9,525,948)		9,640,864
ASSET-BACKED SECURITIES(3) — 6.7%
American Homes 4 Rent, Series 2014-SFR1, Class A, VRN, 1.94%, 4/17/17(2)	635,316	635,850
Avis Budget Rental Car Funding AESOP LLC, Series 2012-2A, Class A SEQ, 2.80%, 5/20/18(2)	166,667	166,883
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class B, 3.42%, 12/20/21(2)	250,000	254,229
Colony Starwood Homes, Series 2016-2A, Class A, VRN, 2.19%, 4/17/17(2)	548,742	553,090
Dell Equipment Finance Trust, Series 2015-2, Class A2B, VRN, 1.88%, 4/22/17(2)	47,894	47,935
Enterprise Fleet Financing LLC, Series 2015-2, Class A2 SEQ, 1.59%, 2/22/21(2)	225,364	225,403
Enterprise Fleet Financing LLC, Series 2016-1, Class A2 SEQ, 1.83%, 9/20/21(2)	272,050	272,003
Enterprise Fleet Financing LLC, Series 2016-2, Class A2 SEQ, 1.74%, 2/22/22(2)	750,000	748,613

	Principal Amount/Shares	Value
Hertz Fleet Lease Funding LP, Series 2013-3, Class A, VRN, 1.41%, 4/10/17(2)	$20,007	$20,007
Hertz Fleet Lease Funding LP, Series 2016-1, Class A1, VRN, 1.96%, 4/10/17(2)	275,000	276,291
Hertz Vehicle Financing LLC, Series 2013-1A, Class A2 SEQ, 1.83%, 8/25/19(2)	375,000	373,909
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(2)	52,759	52,608
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(2)	201,416	199,030
Hilton Grand Vacations Trust, Series 2017-AA, Class A SEQ, 2.66%, 12/26/28(2)	220,000	219,966
Honda Auto Receivables Owner Trust, Series 2017-1, Class A2 SEQ, 1.42%, 7/22/19	300,000	300,113
Hyundai Auto Receivables Trust, Series 2017-A, Class A2A SEQ, 1.48%, 2/18/20	350,000	349,998
Invitation Homes Trust, Series 2014-SFR1, Class A, VRN, 1.77%, 4/17/17(2)	278,774	278,979
Invitation Homes Trust, Series 2014-SFR3, Class A, VRN, 2.14%, 4/17/17(2)	586,526	587,271
MVW Owner Trust, Series 2013-1A, Class A SEQ, 2.15%, 4/22/30(2)	152,172	151,690
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(2)	150,721	150,033
Progress Residential Trust, Series 2016-SFR2, Class A, VRN, 2.34%, 4/17/17(2)	225,000	227,313
Sierra Receivables Funding Co. LLC, Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(2)	330,000	332,398
Sierra Timeshare Receivables Funding LLC, Series 2013-1A, Class A SEQ, 1.59%, 11/20/29(2)	199,878	199,382
Sierra Timeshare Receivables Funding LLC, Series 2013-2A, Class A SEQ, 2.28%, 11/20/25(2)	108,213	108,356
Sierra Timeshare Receivables Funding LLC, Series 2014-1A, Class A SEQ, 2.07%, 3/20/30(2)	172,287	172,162
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A, 2.40%, 3/22/32(2)	325,846	326,778
Sierra Timeshare Receivables Funding LLC, Series 2016-1A, Class A SEQ, 3.08%, 3/21/33(2)	273,593	276,663
Sierra Timeshare Receivables Funding LLC, Series 2016-2A, Class A SEQ, 2.33%, 7/20/33(2)	281,151	281,207
Toyota Auto Receivables Owner Trust, Series 2015-C, Class A2B, VRN, 1.24%, 4/17/17	10,473	10,475
US Airways Pass-Through Trust, Series 2013-1, Class A, 3.95%, 5/15/27	83,907	85,957
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(2)	426,532	425,030
TOTAL ASSET-BACKED SECURITIES (Cost $8,279,349)		8,309,622
COMMERCIAL MORTGAGE-BACKED SECURITIES(3) — 6.5%
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class B, 3.49%, 4/14/33(2)	450,000	454,638
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(2)	400,000	409,835
Commercial Mortgage Pass-Through Certificates, Series 2014-BBG, Class A, VRN, 1.71%, 4/15/17(2)	400,000	400,761
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class B, VRN, 4.71%, 4/1/17	370,000	399,914

	Principal Amount/Shares	Value
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class B, VRN, 4.49%, 4/1/17	$400,000	$417,380
Commercial Mortgage Pass-Through Certificates, Series 2016-CR28, Class B, VRN, 4.65%, 4/1/17	450,000	472,105
Commercial Mortgage Trust, Series 2014-UBS5, Class B, VRN, 4.51%, 4/1/17	625,000	647,848
Commercial Mortgage Trust, Series 2015-CR22, Class B, VRN, 3.93%, 4/1/17	400,000	402,199
Commercial Mortgage Trust, Series 2016-CD1, Class AM, 2.93%, 8/10/49	150,000	145,035
Core Industrial Trust, Series 2015-CALW, Class B, 3.25%, 2/10/34(2)	350,000	355,532
Core Industrial Trust, Series 2015-TEXW, Class B, 3.33%, 2/10/34(2)	250,000	251,016
GS Mortgage Securities Corp. II, Series 2016-GS2, Class B, VRN, 3.76%, 4/1/17	400,000	403,625
Hudson Yards Mortgage Trust, Series 2016-10HY, Class B, VRN, 2.98%, 4/1/17(2)	525,000	510,341
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.17%, 4/10/17(2)	350,000	356,586
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class AS SEQ, 4.00%, 8/15/47	300,000	311,278
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, VRN, 4.34%, 4/1/17	320,000	331,443
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A4, 3.41%, 3/15/50	350,000	353,938
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class C, VRN, 4.98%, 4/1/17	260,000	270,209
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class AS SEQ, 3.06%, 8/15/49	400,000	388,101
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class B, VRN, 3.46%, 4/1/17	379,000	373,337
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.45%, 4/1/17(2)	325,000	328,361
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $8,038,452)		7,983,482
MUTUAL FUNDS(6) — 5.0%
Emerging Markets Debt Fund R6 Class (Cost $5,911,592)	597,351	6,140,769
SOVEREIGN GOVERNMENTS AND AGENCIES — 2.9%
Brazil — 0.2%
Brazilian Government International Bond, 4.875%, 1/22/21	$190,000	200,450
Chile — 0.1%
Chile Government International Bond, 3.625%, 10/30/42	100,000	98,930
Colombia — 0.3%
Colombia Government International Bond, 4.375%, 7/12/21	330,000	350,625
Italy — 0.1%
Republic of Italy Government International Bond, 6.875%, 9/27/23	80,000	93,584
Mexico — 0.5%
Mexico Government International Bond, 4.125%, 1/21/26	200,000	206,100
Mexico Government International Bond, 4.15%, 3/28/27	400,000	407,500
		613,600

		Principal Amount/Shares	Value
Peru — 0.1%
Peruvian Government International Bond, 5.625%, 11/18/50		$90,000	$107,438
Philippines — 0.2%
Philippine Government International Bond, 4.00%, 1/15/21		100,000	106,309
Philippine Government International Bond, 6.375%, 10/23/34		100,000	133,307
			239,616
Poland — 0.1%
Republic of Poland Government International Bond, 5.125%, 4/21/21		60,000	65,801
Republic of Poland Government International Bond, 3.00%, 3/17/23		100,000	99,967
			165,768
Portugal — 0.8%
Portugal Obrigacoes do Tesouro OT, 2.875%, 10/15/25(2)	EUR	945,000	971,376
Saudi Arabia — 0.1%
Saudi Government International Bond, 2.375%, 10/26/21(2)		$200,000	196,627
South Africa — 0.1%
Republic of South Africa Government International Bond, 4.67%, 1/17/24		100,000	101,463
Tunisia — 0.1%
Banque Centrale de Tunisie International Bond, 5.75%, 1/30/25		200,000	193,095
Turkey — 0.1%
Turkey Government International Bond, 3.25%, 3/23/23		200,000	183,820
Uruguay — 0.1%
Uruguay Government International Bond, 4.125%, 11/20/45		80,000	70,960
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $3,580,397)			3,587,352
MUNICIPAL SECURITIES — 1.9%
Bay Area Toll Authority Rev., 6.92%, 4/1/40		180,000	244,244
California GO, (Building Bonds), 7.60%, 11/1/40		25,000	37,395
Chicago GO, 7.05%, 1/1/29		50,000	51,099
City Public Service Board of San Antonio Rev., 5.99%, 2/1/39		50,000	64,060
Los Angeles Department of Water & Power Rev., 5.72%, 7/1/39		10,000	12,290
Maryland State Transportation Authority Rev., 5.75%, 7/1/41		50,000	60,564
Metropolitan Transportation Authority Rev., 6.69%, 11/15/40		80,000	106,587
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40		50,000	67,444
Missouri Highway & Transportation Commission Rev., 5.45%, 5/1/33		50,000	59,442
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41		40,000	55,976
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 4.88%, 12/1/34		80,000	90,817
Oregon State Department of Transportation Highway User Tax Rev., Series 2010 A, (Building Bonds), 5.83%, 11/15/34		40,000	50,497
Pennsylvania Turnpike Commission Rev., 5.56%, 12/1/49		65,000	78,595
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51		75,000	84,868
Rutgers State University of New Jersey Rev., 5.67%, 5/1/40		175,000	206,208
Sacramento Municipal Utility District Electric Rev., 6.16%, 5/15/36		150,000	185,722

	Principal Amount/Shares	Value
Salt River Project Agricultural Improvement & Power District Rev., 4.84%, 1/1/41	$85,000	$97,461
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	50,000	61,163
San Francisco Public Utilities Commission Water Rev., 6.95%, 11/1/50	35,000	49,491
Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/32	100,000	122,043
State of California GO, 6.65%, 3/1/22	40,000	47,114
State of California GO, 7.55%, 4/1/39	130,000	190,923
State of California GO, 7.30%, 10/1/39	10,000	14,075
State of Illinois GO, 5.88%, 3/1/19	55,000	57,920
State of Illinois GO, 5.10%, 6/1/33	40,000	36,568
State of Kansas Department of Transportation Rev., 4.60%, 9/1/35	45,000	50,032
State of Washington GO, 5.14%, 8/1/40	90,000	108,101
TOTAL MUNICIPAL SECURITIES (Cost $1,895,745)		2,290,699
U.S. GOVERNMENT AGENCY SECURITIES — 1.1%
FNMA, 2.125%, 4/24/26	150,000	143,351
FNMA, 6.625%, 11/15/30	900,000	1,270,851
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $1,303,378)		1,414,202
TEMPORARY CASH INVESTMENTS — 1.5%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.75% - 2.75%, 7/31/17 - 2/15/24, valued at $690,556), in a joint trading account at 0.67%, dated 3/31/17, due 4/3/17 (Delivery value $676,520)		676,482
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.50%, 5/15/46, valued at $1,251,566), at 0.22%, dated 3/31/17, due 4/3/17 (Delivery value $1,227,023)		1,227,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	7,540	7,540
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,911,022)		1,911,022
TOTAL INVESTMENT SECURITIES — 107.4% (Cost $131,206,309)		132,785,070
OTHER ASSETS AND LIABILITIES(7) — (7.4)%		(9,132,531)
TOTAL NET ASSETS — 100.0%		$123,652,539

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,060,538	EUR	1,937,807	JPMorgan Chase Bank N.A.	6/21/17	$(14,342)
USD	222,380	EUR	208,025	JPMorgan Chase Bank N.A.	6/21/17	(359)
USD	250,356	GBP	205,542	Credit Suisse AG	6/21/17	(7,648)
TRY	1,625,788	USD	423,140	JPMorgan Chase Bank N.A.	6/21/17	14,250
						$(8,099)

FUTURES CONTRACTS
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
35	U.S. Treasury 2-Year Notes	June 2017	$7,575,859	$(3,093)
51	U.S. Treasury 5-Year Notes	June 2017	6,004,055	25,861
1	U.S. Treasury 10-Year Notes	June 2017	124,563	(252)
			$13,704,477	$22,516

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
29	Euro-Bobl 5-Year Bonds	June 2017	$4,077,522	$11,362
5	Euro-Bund 10-Year Bonds	June 2017	861,014	(5,032)
9	U.K. Gilt 10-Year Bonds	June 2017	1,438,606	(9,908)
			$6,377,142	$(3,578)

SWAP AGREEMENTS

CENTRALLY CLEARED CREDIT DEFAULT
Reference Entity	Notional Amount	Buy/Sell* Protection	Interest Rate	Termination Date	Implied Credit Spread**	Unrealized Appreciation (Depreciation)	Value
Markit CDX North America High Yield Index Series 27	$1,831,500	Sell	5.00%	12/20/21	3.09%	$46,745	$147,913
Markit CDX North America Investment Grade Index Series 26	1,000,000	Sell	1.00%	6/20/21	0.50%	10,141	20,674
Markit CDX North America Investment Grade Index Series 27	500,000	Sell	1.00%	12/20/21	0.59%	4,353	9,424
						$61,239	$178,011

TOTAL RETURN
Counterparty	Notional Amount	Floating Rate Referenced Index	Pay/Receive Total Return of Referenced Index	Fixed Rate	Termination Date	Value
Bank of America N.A.	$1,300,000	U.S. CPI Urban Consumers NSA Index	Receive	2.26%	11/15/26	$4,254
Bank of America N.A.	1,300,000	U.S. CPI Urban Consumers NSA Index	Receive	2.29%	11/16/26	886
Bank of America N.A.	1,300,000	U.S. CPI Urban Consumers NSA Index	Receive	2.28%	11/21/26	2,271
						$7,411

*The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

**Implied credit spreads for centrally cleared credit default swap agreements are linked to the weighted average spread across the underlying reference entities included in a particular index. Implied credit spreads serve as an indication of the seller's performance risk related to the likelihood of a credit event occurring as defined in the agreement. Implied credit spreads are used to determine the value of swap agreements and reflect the cost of buying/selling protection, which may include upfront payments made/received upon entering the agreement. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform under the contract terms. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk.

NOTES TO SCHEDULE OF INVESTMENTS
CDX	-	Credit Derivatives Indexes
CPI	-	Consumer Price Index
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GBP	-	British Pound
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
MTN	-	Medium Term Note
NSA	-	Not Seasonally Adjusted
SEQ	-	Sequential Payer
TRY	-	Turkish Lira
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(2)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $16,204,165, which represented 13.1% of total net assets.

(3)	Final maturity date indicated, unless otherwise noted.

(4)	Forward commitment. Settlement date is indicated.

(5)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $287,610.

(6)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

(7)	Amount relates primarily to payable for investments purchased, but not settled, at period end.
See Notes to Financial Statements.

Statement of Assets and Liabilities

MARCH 31, 2017
Assets
Investment securities - unaffiliated, at value (cost of $125,294,717)	$126,644,301
Investment securities - affiliated, at value (cost of $5,911,592)	6,140,769
Total investment securities, at value (cost of $131,206,309)	132,785,070
Foreign currency holdings, at value (cost of $55,091)	54,621
Receivable for investments sold	2,462,869
Receivable for capital shares sold	51,180
Receivable for variation margin on futures contracts	11,985
Receivable for variation margin on swap agreements	440
Unrealized appreciation on forward foreign currency exchange contracts	14,250
Swap agreements, at value	7,411
Interest and distributions receivable	869,414
136,257,240

Liabilities
Payable for investments purchased	12,345,291
Payable for capital shares redeemed	160,613
Payable for variation margin on futures contracts	539
Unrealized depreciation on forward foreign currency exchange contracts	22,349
Accrued management fees	63,609
Distribution and service fees payable	12,300
12,604,701

Net Assets	$123,652,539

Net Assets Consist of:
Capital paid in	$124,887,709
Undistributed net investment income	779,949
Accumulated net realized loss	(3,673,033)
Net unrealized appreciation	1,657,914
$123,652,539

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$84,192,567	7,860,951	$10.71
Institutional Class	$3,535,189	330,219	$10.71
A Class	$27,497,540	2,567,022	$10.71*
C Class	$6,955,478	649,545	$10.71
R Class	$1,471,765	137,448	$10.71
*Maximum offering price $11.21 (net asset value divided by 0.955).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED MARCH 31, 2017
Investment Income (Loss)
Income:
Interest	$3,852,487
Income distributions from affiliated funds	260,166
4,112,653

Expenses:
Management fees	835,631
Distribution and service fees:
A Class	69,924
C Class	77,848
R Class	9,615
Trustees' fees and expenses	7,921
Other expenses	8,368
1,009,307
Fees waived	(42,039)
967,268

Net investment income (loss)	3,145,385

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(409,936)
Futures contract transactions	(66,235)
Swap agreement transactions	218,612
Foreign currency transactions	(96,364)
(353,923)

Change in net unrealized appreciation (depreciation) on:
Investments	(849,522)
Futures contracts	11,493
Swap agreements	(55,938)
Translation of assets and liabilities in foreign currencies	147,323
(746,644)

Net realized and unrealized gain (loss)	(1,100,567)

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,044,818

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2017 AND MARCH 31, 2016
Increase (Decrease) in Net Assets	March 31, 2017	March 31, 2016
Operations
Net investment income (loss)	$3,145,385	$3,098,029
Net realized gain (loss)	(353,923)	(384,477)
Change in net unrealized appreciation (depreciation)	(746,644)	(1,545,748)
Net increase (decrease) in net assets resulting from operations	2,044,818	1,167,804

Distributions to Shareholders
From net investment income:
Investor Class	(2,519,057)	(2,491,754)
Institutional Class	(63,860)	(34,185)
A Class	(707,385)	(762,229)
C Class	(137,921)	(174,602)
R Class	(43,585)	(62,516)
Decrease in net assets from distributions	(3,471,808)	(3,525,286)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(5,643,613)	(1,078,441)

Net increase (decrease) in net assets	(7,070,603)	(3,435,923)

Net Assets
Beginning of period	130,723,142	134,159,065
End of period	$123,652,539	$130,723,142

Undistributed net investment income	$779,949	$947,213

See Notes to Financial Statements.

Notes to Financial Statements

MARCH 31, 2017

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Core Plus Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek to maximize total return. As a secondary objective, the fund seeks a high level of income.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Income and capital gain distributions, if any, from the affiliated funds are recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S.

federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3425% to 0.4600%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The investment advisor will waive the portion of the fund’s management fee equal to the expenses attributable to the management fees of the American Century Investments funds in which the fund invests. The amount of this waiver will fluctuate depending on the fund’s daily allocation to other American Century Investments funds. This waiver is expected to remain in effect permanently and it cannot be terminated without the approval of the Board of Trustees.  The total amount of the waiver for each class for the year ended March 31, 2017 was $29,225, $690, $9,006, $2,502 and $616 for the Investor Class, Institutional Class, A Class, C Class and R Class, respectively.  The effective annual management fee before waiver for each class for the year ended March 31, 2017 was 0.64% for the Investor Class, A Class, C Class and R Class and 0.44% for the Institutional Class. The effective annual management fee after waiver for each class for the year ended March 31, 2017 was 0.61%  for the Investor Class, A Class, C Class and R Class and 0.41%  for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears.

The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2017 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended March 31, 2017 totaled $206,712,537, of which $176,575,033 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended March 31, 2017 totaled $213,088,278, of which $185,804,032 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2017		Year ended March 31, 2016
	Shares	Amount	Shares	Amount
Investor Class
Sold	2,643,737	$28,768,870	2,057,945	$22,043,426
Issued in reinvestment of distributions	220,965	2,397,649	220,390	2,368,657
Redeemed	(3,323,845)	(35,984,658)	(2,150,552)	(23,122,003)
	(459,143)	(4,818,139)	127,783	1,290,080
Institutional Class
Sold	295,721	3,230,232	99,479	1,065,335
Issued in reinvestment of distributions	5,970	63,860	3,183	34,185
Redeemed	(84,611)	(908,791)	(84,927)	(916,027)
	217,080	2,385,301	17,735	183,493
A Class
Sold	842,419	9,155,268	655,449	7,060,947
Issued in reinvestment of distributions	64,360	698,334	69,721	749,507
Redeemed	(947,789)	(10,268,948)	(797,384)	(8,559,905)
	(41,010)	(415,346)	(72,214)	(749,451)
C Class
Sold	55,039	596,531	62,661	673,553
Issued in reinvestment of distributions	11,189	121,374	13,675	146,988
Redeemed	(213,381)	(2,316,602)	(238,632)	(2,562,329)
	(147,153)	(1,598,697)	(162,296)	(1,741,788)
R Class
Sold	46,015	498,551	55,497	594,265
Issued in reinvestment of distributions	3,902	42,403	5,798	62,306
Redeemed	(157,401)	(1,737,686)	(67,140)	(717,346)
	(107,484)	(1,196,732)	(5,845)	(60,775)
Net increase (decrease)	(537,710)	$(5,643,613)	(94,837)	$(1,078,441)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$47,927,966	—
U.S. Government Agency Mortgage-Backed Securities	—	28,615,119	—
U.S. Treasury Securities	—	14,963,973	—
Collateralized Mortgage Obligations	—	9,640,864	—
Asset-Backed Securities	—	8,309,622	—
Commercial Mortgage-Backed Securities	—	7,983,482	—
Mutual Funds	$6,140,769	—	—
Sovereign Governments and Agencies	—	3,587,352	—
Municipal Securities	—	2,290,699	—
U.S. Government Agency Securities	—	1,414,202	—
Temporary Cash Investments	7,540	1,903,482	—
	$6,148,309	$126,636,761	—
Other Financial Instruments
Futures Contracts	$25,861	$11,362	—
Swap Agreements	—	185,422	—
Forward Foreign Currency Exchange Contracts	—	14,250	—
	$25,861	$211,034	—

Liabilities
Other Financial Instruments
Futures Contracts	$3,345	$14,940	—
Forward Foreign Currency Exchange Contracts	—	22,349	—
	$3,345	$37,289	—

7. Affiliated Fund Transactions

A summary of transactions for each affiliated fund for the year ended March 31, 2017 follows:

Affiliated Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
Emerging Markets Debt Fund R6 Class	$5,660,656	$260,212	—	—	$260,166	$6,140,769

(1)
Investments are funds within the American Century Investments family of funds and are considered affiliated funds. The fund does not invest in an affiliated fund for the purpose of exercising management or control; however, investments by the fund within its investment strategy may represent a significant portion of an affiliated fund's net assets. Additional information and attributes of each affiliated fund are available at americancentury.com.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

8. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $4,092,167.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $23,916,346.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 41 contracts.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $3,900,000.

Value of Derivative Instruments as of March 31, 2017
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$440	Payable for variation margin on swap agreements*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	14,250	Unrealized depreciation on forward foreign currency exchange contracts	$22,349
Interest Rate Risk	Receivable for variation margin on futures contracts*	11,985	Payable for variation margin on futures contracts*	539
Other Contracts	Swap agreements	7,411	Swap agreements	—
		$34,086		$22,888

*	Included in the unrealized appreciation (depreciation) on centrally cleared credit default swap agreements or futures contracts, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2017
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$218,612	Change in net unrealized appreciation (depreciation) on swap agreements	$(63,349)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	(91,495)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	148,983
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(66,235)	Change in net unrealized appreciation (depreciation) on futures contracts	11,493
Other Contracts	Net realized gain (loss) on swap agreement transactions	—	Change in net unrealized appreciation (depreciation) on swap agreements	7,411
		$60,882		$104,538

9. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

10. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2017 and March 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$3,471,808	$3,525,286
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2017, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$131,232,400
Gross tax appreciation of investments	$2,748,892
Gross tax depreciation of investments	(1,196,222)
Net tax appreciation (depreciation) of investments	1,552,670
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	64,759
Net tax appreciation (depreciation)	$1,617,429
Other book-to-tax adjustments	$(29,083)
Undistributed ordinary income	$768,803
Accumulated short-term capital losses	$(2,658,060)
Accumulated long-term capital losses	$(934,259)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

11. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

12. Corporate Event

The Institutional Class was renamed to the R5 Class effective April 10, 2017.

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$10.82	0.27	(0.08)	0.19	(0.30)	—	(0.30)	$10.71	1.76%	0.62%	0.65%	2.52%	2.49%	150%	$84,193
2016	$11.02	0.27	(0.16)	0.11	(0.31)	—	(0.31)	$10.82	1.02%	0.63%	0.65%	2.53%	2.51%	145%	$90,012
2015	$10.75	0.27	0.34	0.61	(0.34)	—	(0.34)	$11.02	5.73%	0.65%	0.65%	2.51%	2.51%	119%	$90,251
2014	$11.18	0.23	(0.30)	(0.07)	(0.29)	(0.07)	(0.36)	$10.75	(0.56)%	0.65%	0.65%	2.15%	2.15%	130%	$109,463
2013	$11.05	0.22	0.28	0.50	(0.27)	(0.10)	(0.37)	$11.18	4.48%	0.65%	0.65%	1.98%	1.98%	137%	$168,301
Institutional Class
2017	$10.82	0.30	(0.09)	0.21	(0.32)	—	(0.32)	$10.71	1.97%	0.42%	0.45%	2.72%	2.69%	150%	$3,535
2016	$11.02	0.29	(0.16)	0.13	(0.33)	—	(0.33)	$10.82	1.23%	0.43%	0.45%	2.73%	2.71%	145%	$1,224
2015	$10.75	0.30	0.33	0.63	(0.36)	—	(0.36)	$11.02	5.94%	0.45%	0.45%	2.71%	2.71%	119%	$1,051
2014	$11.18	0.25	(0.29)	(0.04)	(0.32)	(0.07)	(0.39)	$10.75	(0.36)%	0.45%	0.45%	2.35%	2.35%	130%	$2,656
2013	$11.04	0.25	0.28	0.53	(0.29)	(0.10)	(0.39)	$11.18	4.78%	0.45%	0.45%	2.18%	2.18%	137%	$7,942
A Class
2017	$10.82	0.25	(0.09)	0.16	(0.27)	—	(0.27)	$10.71	1.51%	0.87%	0.90%	2.27%	2.24%	150%	$27,498
2016	$11.02	0.24	(0.16)	0.08	(0.28)	—	(0.28)	$10.82	0.77%	0.88%	0.90%	2.28%	2.26%	145%	$28,220
2015	$10.75	0.25	0.33	0.58	(0.31)	—	(0.31)	$11.02	5.46%	0.90%	0.90%	2.26%	2.26%	119%	$29,532
2014	$11.18	0.20	(0.29)	(0.09)	(0.27)	(0.07)	(0.34)	$10.75	(0.81)%	0.90%	0.90%	1.90%	1.90%	130%	$42,286
2013	$11.05	0.19	0.28	0.47	(0.24)	(0.10)	(0.34)	$11.18	4.22%	0.90%	0.90%	1.73%	1.73%	137%	$102,626

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2017	$10.82	0.17	(0.09)	0.08	(0.19)	—	(0.19)	$10.71	0.76%	1.62%	1.65%	1.52%	1.49%	150%	$6,955
2016	$11.01	0.16	(0.15)	0.01	(0.20)	—	(0.20)	$10.82	0.11%	1.63%	1.65%	1.53%	1.51%	145%	$8,618
2015	$10.75	0.16	0.33	0.49	(0.23)	—	(0.23)	$11.01	4.58%	1.65%	1.65%	1.51%	1.51%	119%	$10,563
2014	$11.18	0.12	(0.29)	(0.17)	(0.19)	(0.07)	(0.26)	$10.75	(1.55)%	1.65%	1.65%	1.15%	1.15%	130%	$13,801
2013	$11.04	0.11	0.28	0.39	(0.15)	(0.10)	(0.25)	$11.18	3.54%	1.65%	1.65%	0.98%	0.98%	137%	$23,695
R Class
2017	$10.82	0.22	(0.08)	0.14	(0.25)	—	(0.25)	$10.71	1.26%	1.12%	1.15%	2.02%	1.99%	150%	$1,472
2016	$11.01	0.22	(0.16)	0.06	(0.25)	—	(0.25)	$10.82	0.61%	1.13%	1.15%	2.03%	2.01%	145%	$2,649
2015	$10.75	0.22	0.32	0.54	(0.28)	—	(0.28)	$11.01	5.11%	1.15%	1.15%	2.01%	2.01%	119%	$2,762
2014	$11.18	0.18	(0.30)	(0.12)	(0.24)	(0.07)	(0.31)	$10.75	(1.06)%	1.15%	1.15%	1.65%	1.65%	130%	$2,047
2013	$11.04	0.17	0.28	0.45	(0.21)	(0.10)	(0.31)	$11.18	4.05%	1.15%	1.15%	1.48%	1.48%	137%	$2,197

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the American Century Investment Trust and Shareholders of the Core Plus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Core Plus Fund (one of the ten funds constituting the American Century Investment Trust, hereafter referred to as the “Fund”) as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2017

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	126	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Proxy Voting Results

A special meeting of shareholders was held on June 13, 2016, to vote on the following proposal. The proposal received the required number of votes and was adopted. A summary of voting results is listed below.

To elect four trustees to the Board of Trustees of American Century Investment Trust:

	Affirmative	Withhold
Tanya S. Beder	$11,245,587,866	$88,169,279
Jeremy I. Bulow	$11,247,094,163	$86,662,982
Anne Casscells	$11,241,523,389	$92,233,756
Jonathan D. Levin	$11,242,680,933	$91,076,212
The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, Ronald J. Gilson, Frederick L. A. Grauer, Peter F. Pervere and John B. Shoven.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Notes

Notes

52

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92279 1705

Annual Report

March 31, 2017

Diversified Bond Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Risk-On Rebound From Global Economic Concerns of Early 2016

Stocks, high-yield bonds, and commodities rebounded from severe downturns in early 2016 that were triggered by China’s economic slowdown. Since then, growth conditions in China and the rest of the world have generally improved. For the reporting period, the S&P 500 Index, the Bloomberg Barclays U.S. Corporate High-Yield Bond Index, and the S&P Goldman Sachs Commodities Index returned 17.17%, 16.39%, and 8.45%, respectively. This risk-on rebound also drove government bond yields higher, resulting in declines for indices such as the Bloomberg Barclays U.S. Treasury Bond Index (-1.44%). The broader taxable investment-grade U.S. bond market performed better, but still significantly underperformed stocks; the Bloomberg Barclays U.S. Aggregate Bond Index returned 0.44%.

Investors could thank the world’s major central banks and the “Trump Trade” for the risk-on rebound, which occurred with a backdrop of landmark political events, including Brexit (the U.K. vote to leave the European Union) and Donald Trump’s U.S. presidential election victory. Central bank stimulus helped to propel the markets past China- and Brexit-related volatility, followed by Trump victory-inspired optimism about U.S. growth that further boosted higher-risk markets.

But the Trump Trade could prove to be double edged—investor optimism faded as health care reform stalled in Congress and other U.S. fiscal policy proposals looked like they’d face significant hurdles. Meanwhile, the Federal Reserve raised its interest rate target during the reporting period, and suggested that it might raise rates again and start gradually reducing its balance sheet by the end of 2017. These factors, plus rising inflation and continuing geopolitical risks, could impede further risk-on sentiment. In this unsettled environment, we believe in remaining focused on investment goals, using disciplined, actively managed, risk-aware strategies. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ADFIX	0.51%	2.20%	4.44%	—	12/3/01
Bloomberg Barclays U.S. Aggregate Bond Index	—	0.44%	2.34%	4.27%	—	—
Institutional Class	ACBPX	0.71%	2.41%	4.65%	—	4/1/93
A Class	ADFAX					12/3/01
No sales charge		0.17%	1.95%	4.18%	—
With sales charge		-4.31%	1.01%	3.70%	—
C Class	CDBCX	-0.57%	1.19%	3.40%	—	1/31/03
R Class	ADVRX	-0.08%	1.70%	3.92%	—	7/29/05
R6 Class	ADDVX	0.67%	—	—	2.87%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived. Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2017
Investor Class — $15,445

Bloomberg Barclays U.S. Aggregate Bond Index — $15,197

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
0.60%	0.40%	0.85%	1.60%	1.10%	0.35%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Jeff Houston, Brian Howell, and David MacEwen

Performance Summary

Diversified Bond gained 0.51%* for the 12 months ended March 31, 2017. By comparison, the Bloomberg Barclays U.S. Aggregate Bond Index returned 0.44%. Fund returns reflect operating expenses, while index returns do not.

The absolute returns of the fund and the index reflect the challenging backdrop for investment-grade bonds during the 12-month period. Improving U.S. and global economic data, optimism surrounding President Trump’s pro-growth policy agenda, and two Federal Reserve (Fed) rate hikes helped push U.S. Treasury yields higher. Against this backdrop, a “risk-on” sentiment prevailed through most of the period, favoring stocks, commodities, and higher-yielding and below-investment-grade fixed-income securities. Diversified Bond’s exposure to fixed-income securities outside of the Bloomberg Barclays index primarily accounted for the fund’s outperformance relative to the index.

Security Selection, Out-of-Index Positions Aided Performance

We continued to overweight spread (non-Treasury) sectors, including corporate credit and securitized bonds, during the 12-month period. Although the overweight positions in the securitized and corporate bond sectors detracted from relative results, security selection within these allocations had a significant positive influence on the fund’s relative performance. In particular, our securitized selections, including agency and non-agency commercial mortgage-backed securities, asset-backed securities, non-agency collateralized mortgage obligations, and traditional pass-through mortgage-backed securities, broadly contributed to performance. Within the corporate sector, our out-of-index allocation to high-yield corporate bonds was a prominent contributor. High-yield bonds were among the largest beneficiaries of the period’s risk rally, advancing on upbeat corporate earnings reports, improving economic data, higher oil prices (off their lows of early 2016), and investor demand for yield.

Expectations for higher inflation from President Trump’s pro-growth agenda prompted us to add an out-of-index inflation-indexed position using inflation swaps to create an inflation overlay for non-inflation-linked securities in the portfolio. Inflation swaps are fixed-maturity instruments, negotiated through a counterparty (investment bank), that return the rate of inflation (based on the Consumer
Price Index). All swaps bear counterparty credit risk, but American Century Investments applies stringent controls and oversight with regard to this risk. This position aided relative performance as inflation indicators moved higher. Later in the reporting period, we also added Treasury inflation-protected securities (TIPS) to this position.

In addition, an out-of-index allocation to non-U.S.-dollar-denominated European financial sector bonds and Portugal sovereign securities also contributed to relative performance, benefiting from ongoing central bank stimulus programs in Europe. We also added a relative value trade, seeking to take advantage of an expected convergence in yields between U.S. Treasuries and government securities in the U.K. and Germany. We used futures contracts as part of this strategy.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

Duration Strategy, Emerging Markets Exposure Modestly Weighed on Results Following the Election

Prior to the U.S. presidential election in November, we established a slightly long duration position (greater price sensitivity to interest rate changes), under the assumption that a Donald Trump victory might cause a Treasury rally/flight to quality. That happened briefly, but it quickly gave way to the “Trump reflation trade,” sending Treasury yields soaring. We exited the long-duration position shortly after the election, but it was a performance detractor in the fourth quarter of 2016. Other than this brief period surrounding the election, the portfolio’s duration was neutral relative to the index.

In addition, a small, out-of-index position in corporate emerging markets bonds slightly detracted from performance, primarily due to the global bond market sell-off following the U.S. presidential election. Concerns about President Trump’s protectionist trade policy proposals weighed on emerging markets bonds. However, as the administration softened its protectionist rhetoric, these concerns subsided, and emerging markets bonds generally rebounded in the first quarter of 2017.

Portfolio Positioning

We believe the U.S. election results have introduced uncertainty to future U.S. fiscal and monetary policy, which may lead to higher bond market volatility. If President Trump is able to successfully implement his campaign agenda, we expect higher interest rates and inflation to follow. If new policy measures fall short, if global growth falters, or if geopolitical events escalate, we believe rates could remain low. We believe the pace and magnitude of future Fed interest rate increases will be gradual and have a relatively shallow path dependent on U.S. and global economic factors. We believe two additional Fed rate hikes are likely in 2017. In this environment, we plan to maintain a neutral duration while continuing to overweight positions in the securitized and corporate credit sectors and non-index securities, such as high-yield corporate bonds, emerging markets bonds, European securities, and TIPS.

6

Fund Characteristics

MARCH 31, 2017
Portfolio at a Glance
Average Duration (effective)	6.0 years
Weighted Average Life	8.2 years

Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	37.5%
Corporate Bonds	29.6%
U.S. Government Agency Mortgage-Backed Securities	24.2%
Collateralized Mortgage Obligations	5.5%
Asset-Backed Securities	4.7%
Commercial Mortgage-Backed Securities	4.5%
U.S. Government Agency Securities	1.5%
Municipal Securities	1.2%
Sovereign Governments and Agencies	1.2%
Temporary Cash Investments	1.2%
Other Assets and Liabilities	(11.1)%*
*Amount relates primarily to payable for investments purchased, but not settled, at period end.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2016 to March 31, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/16	Ending Account Value 3/31/17	Expenses Paid During Period(1) 10/1/16 - 3/31/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$978.00	$2.96	0.60%
Institutional Class	$1,000	$978.90	$1.97	0.40%
A Class	$1,000	$975.90	$4.19	0.85%
C Class	$1,000	$972.20	$7.87	1.60%
R Class	$1,000	$974.70	$5.42	1.10%
R6 Class	$1,000	$978.30	$1.73	0.35%
Hypothetical
Investor Class	$1,000	$1,021.94	$3.02	0.60%
Institutional Class	$1,000	$1,022.94	$2.02	0.40%
A Class	$1,000	$1,020.69	$4.28	0.85%
C Class	$1,000	$1,016.95	$8.05	1.60%
R Class	$1,000	$1,019.45	$5.54	1.10%
R6 Class	$1,000	$1,023.19	$1.77	0.35%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

MARCH 31, 2017

	Principal Amount	Value
U.S. TREASURY SECURITIES — 37.5%
U.S. Treasury Bonds, 3.50%, 2/15/39	$13,840,000	$15,232,650
U.S. Treasury Bonds, 4.375%, 11/15/39	21,250,000	26,374,905
U.S. Treasury Bonds, 4.625%, 2/15/40	23,250,000	29,863,532
U.S. Treasury Bonds, 4.375%, 5/15/41	6,500,000	8,094,528
U.S. Treasury Bonds, 3.125%, 11/15/41	29,000,000	29,678,542
U.S. Treasury Bonds, 3.125%, 2/15/42	55,000,000	56,277,265
U.S. Treasury Bonds, 3.00%, 5/15/42	71,000,000	70,988,924
U.S. Treasury Bonds, 2.75%, 11/15/42	22,000,000	20,948,554
U.S. Treasury Bonds, 2.875%, 5/15/43	46,100,000	44,885,357
U.S. Treasury Bonds, 3.75%, 11/15/43	5,350,000	6,087,508
U.S. Treasury Bonds, 3.125%, 8/15/44	35,850,000	36,545,311
U.S. Treasury Bonds, 3.00%, 11/15/44	18,650,000	18,564,397
U.S. Treasury Bonds, 2.50%, 2/15/45	62,900,000	56,516,656
U.S. Treasury Bonds, 3.00%, 5/15/45	6,700,000	6,660,483
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/26	32,830,920	32,056,964
U.S. Treasury Notes, 0.875%, 1/31/18	42,000,000	41,944,392
U.S. Treasury Notes, 1.00%, 2/15/18	13,200,000	13,194,324
U.S. Treasury Notes, 1.00%, 3/15/18(1)	151,750,000	151,646,203
U.S. Treasury Notes, 0.75%, 4/15/18	78,000,000	77,733,396
U.S. Treasury Notes, 2.625%, 4/30/18	7,700,000	7,825,425
U.S. Treasury Notes, 1.00%, 5/31/18	40,640,000	40,584,445
U.S. Treasury Notes, 1.375%, 6/30/18	145,360,000	145,802,912
U.S. Treasury Notes, 1.375%, 7/31/18	57,100,000	57,270,615
U.S. Treasury Notes, 0.75%, 8/31/18	75,000,000	74,572,275
U.S. Treasury Notes, 1.125%, 1/31/19	40,000,000	39,922,640
U.S. Treasury Notes, 1.625%, 7/31/19	42,000,000	42,267,414
U.S. Treasury Notes, 1.75%, 9/30/19	48,000,000	48,425,616
U.S. Treasury Notes, 1.625%, 12/31/19	50,000,000	50,228,500
U.S. Treasury Notes, 1.25%, 1/31/20	20,000,000	19,872,260
U.S. Treasury Notes, 1.375%, 2/29/20	32,000,000	31,878,752
U.S. Treasury Notes, 1.375%, 3/31/20	46,900,000	46,698,471
U.S. Treasury Notes, 1.375%, 4/30/20	6,300,000	6,266,534
U.S. Treasury Notes, 1.50%, 5/31/20	218,000,000	217,459,360
U.S. Treasury Notes, 1.625%, 6/30/20	83,500,000	83,574,983
U.S. Treasury Notes, 1.375%, 9/30/20	102,000,000	100,986,018
U.S. Treasury Notes, 2.125%, 1/31/21	25,000,000	25,345,225
U.S. Treasury Notes, 2.25%, 4/30/21	68,050,000	69,254,145
U.S. Treasury Notes, 2.00%, 5/31/21	3,000,000	3,022,911
U.S. Treasury Notes, 1.125%, 8/31/21	141,000,000	136,613,067
U.S. Treasury Notes, 2.00%, 10/31/21	129,580,000	130,177,234
U.S. Treasury Notes, 2.00%, 12/31/21	32,000,000	32,123,744
U.S. Treasury Notes, 1.875%, 1/31/22	147,000,000	146,684,244

10

	Principal Amount	Value
U.S. Treasury Notes, 1.375%, 6/30/23	$9,000,000	$8,597,808
U.S. Treasury Notes, 1.25%, 7/31/23	1,150,000	1,088,390
U.S. Treasury Notes, 1.375%, 8/31/23	84,500,000	80,509,403
U.S. Treasury Notes, 2.25%, 11/15/25	350,000	347,013
U.S. Treasury Notes, 2.00%, 11/15/26	44,800,000	43,274,874
TOTAL U.S. TREASURY SECURITIES (Cost $2,441,114,873)		2,433,968,169
CORPORATE BONDS — 29.6%
Aerospace and Defense — 0.3%
Boeing Co. (The), 2.20%, 10/30/22	3,070,000	3,002,951
Harris Corp., 2.70%, 4/27/20	1,330,000	1,343,031
Lockheed Martin Corp., 4.25%, 11/15/19	1,990,000	2,112,471
Lockheed Martin Corp., 3.55%, 1/15/26	5,290,000	5,379,634
Lockheed Martin Corp., 3.80%, 3/1/45	3,160,000	2,969,541
Rockwell Collins, Inc., 4.35%, 4/15/47(2)	1,580,000	1,586,010
United Technologies Corp., 6.05%, 6/1/36	1,868,000	2,331,017
United Technologies Corp., 3.75%, 11/1/46	3,520,000	3,312,376
		22,037,031
Auto Components — 0.2%
Schaeffler Finance BV, 4.25%, 5/15/21(3)	3,400,000	3,463,750
Tenneco, Inc., 5.00%, 7/15/26	2,960,000	2,906,335
ZF North America Capital, Inc., 4.00%, 4/29/20(3)	3,100,000	3,196,875
		9,566,960
Automobiles — 0.9%
Daimler Finance North America LLC, 1.875%, 1/11/18(3)	3,160,000	3,163,324
Ford Motor Co., 4.35%, 12/8/26	4,830,000	4,927,112
Ford Motor Credit Co. LLC, 2.15%, 1/9/18	4,800,000	4,813,176
Ford Motor Credit Co. LLC, 5.00%, 5/15/18	3,390,000	3,503,250
Ford Motor Credit Co. LLC, 8.125%, 1/15/20	3,500,000	4,024,360
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	8,810,000	9,806,270
General Motors Co., 5.00%, 4/1/35	3,640,000	3,611,543
General Motors Financial Co., Inc., 3.25%, 5/15/18	5,570,000	5,647,796
General Motors Financial Co., Inc., 3.10%, 1/15/19	5,030,000	5,112,985
General Motors Financial Co., Inc., 3.20%, 7/6/21	4,620,000	4,641,575
General Motors Financial Co., Inc., 5.25%, 3/1/26	7,740,000	8,329,695
Jaguar Land Rover Automotive plc, 4.125%, 12/15/18(3)	2,200,000	2,255,000
		59,836,086
Banks — 4.2%
Bank of America Corp., 5.75%, 12/1/17	6,390,000	6,559,674
Bank of America Corp., 5.70%, 1/24/22	1,530,000	1,719,334
Bank of America Corp., MTN, 5.625%, 7/1/20	9,230,000	10,129,251
Bank of America Corp., MTN, 4.00%, 4/1/24	3,300,000	3,426,357
Bank of America Corp., MTN, 4.20%, 8/26/24	7,600,000	7,750,784
Bank of America Corp., MTN, 4.00%, 1/22/25	10,500,000	10,505,439
Bank of America Corp., MTN, 5.00%, 1/21/44	1,540,000	1,684,226
Bank of America Corp., MTN, VRN, 4.44%, 1/20/47	2,450,000	2,462,899
Bank of America Corp., MTN, VRN, 3.82%, 1/20/27	4,000,000	4,016,268
Bank of America N.A., 6.00%, 10/15/36	3,330,000	4,104,808

11

		Principal Amount	Value
Banque Federative du Credit Mutuel SA, 2.00%, 4/12/19(3)		$2,960,000	$2,941,840
Barclays Bank plc, 5.14%, 10/14/20		1,760,000	1,884,145
Barclays Bank plc, MTN, VRN, 6.75%, 1/16/18	GBP	4,739,000	6,144,660
Barclays plc, 4.375%, 1/12/26		$3,500,000	3,553,557
Barclays plc, 4.95%, 1/10/47		2,500,000	2,506,890
BPCE SA, 5.15%, 7/21/24(3)		3,580,000	3,682,123
Branch Banking & Trust Co., 3.625%, 9/16/25		1,653,000	1,695,047
Branch Banking & Trust Co., 3.80%, 10/30/26		2,850,000	2,963,795
Capital One Financial Corp., 4.20%, 10/29/25		7,305,000	7,346,427
Capital One N.A., 2.35%, 8/17/18		2,900,000	2,919,033
Citigroup, Inc., 1.75%, 5/1/18		6,549,000	6,548,587
Citigroup, Inc., 2.90%, 12/8/21		3,700,000	3,717,682
Citigroup, Inc., 4.50%, 1/14/22		5,530,000	5,923,775
Citigroup, Inc., 4.05%, 7/30/22		1,660,000	1,730,562
Citigroup, Inc., 3.20%, 10/21/26		7,500,000	7,172,872
Citigroup, Inc., 4.45%, 9/29/27		19,485,000	19,813,166
Commerzbank AG, 8.125%, 9/19/23(3)		1,330,000	1,559,390
Commerzbank AG, MTN, 4.00%, 3/23/26	EUR	4,750,000	5,374,994
Cooperatieve Rabobank UA, 3.875%, 2/8/22		$4,280,000	4,507,957
Cooperatieve Rabobank UA, 3.95%, 11/9/22		2,270,000	2,332,164
Cooperatieve Rabobank UA, MTN, 4.125%, 9/14/22	EUR	4,500,000	5,582,412
Fifth Third Bank, 2.875%, 10/1/21		$3,210,000	3,250,440
HBOS plc, MTN, 6.75%, 5/21/18(3)		5,140,000	5,383,924
HSBC Bank plc, MTN, 6.50%, 7/7/23	GBP	2,150,000	3,346,142
HSBC Bank USA N.A., 5.875%, 11/1/34		$1,760,000	2,104,893
Huntington Bancshares, Inc., 2.30%, 1/14/22		4,580,000	4,464,813
Intesa Sanpaolo SpA, 5.02%, 6/26/24(3)		2,580,000	2,430,492
JPMorgan Chase & Co., 2.55%, 3/1/21		4,290,000	4,293,574
JPMorgan Chase & Co., 4.625%, 5/10/21		6,700,000	7,221,568
JPMorgan Chase & Co., 3.25%, 9/23/22		5,020,000	5,114,547
JPMorgan Chase & Co., 3.875%, 9/10/24		8,505,000	8,633,613
JPMorgan Chase & Co., 3.125%, 1/23/25		15,400,000	15,162,424
JPMorgan Chase & Co., 4.95%, 6/1/45		3,300,000	3,483,071
JPMorgan Chase & Co., VRN, 3.78%, 2/1/27		4,000,000	4,041,968
KeyBank N.A., MTN, 3.40%, 5/20/26		3,300,000	3,215,101
KeyCorp, MTN, 2.30%, 12/13/18		1,230,000	1,237,542
Regions Bank, 6.45%, 6/26/37		1,160,000	1,315,701
Santander Issuances SAU, MTN, 2.50%, 3/18/25	EUR	2,300,000	2,451,527
SunTrust Bank, 3.30%, 5/15/26		$3,950,000	3,842,394
Turkiye Garanti Bankasi AS, 5.875%, 3/16/23(3)		6,200,000	6,283,855
U.S. Bancorp, MTN, 3.00%, 3/15/22		1,310,000	1,335,330
U.S. Bancorp, MTN, 3.60%, 9/11/24		2,820,000	2,906,585
U.S. Bank N.A., 2.80%, 1/27/25		2,820,000	2,771,341
Wells Fargo & Co., 3.07%, 1/24/23		3,770,000	3,788,665
Wells Fargo & Co., 4.125%, 8/15/23		2,170,000	2,274,581
Wells Fargo & Co., 3.00%, 4/22/26		1,430,000	1,370,931
Wells Fargo & Co., 5.61%, 1/15/44		3,300,000	3,786,628

12

	Principal Amount	Value
Wells Fargo & Co., MTN, 2.60%, 7/22/20	$4,700,000	$4,748,105
Wells Fargo & Co., MTN, 3.55%, 9/29/25	3,240,000	3,267,203
Wells Fargo & Co., MTN, 4.10%, 6/3/26	2,850,000	2,919,207
Wells Fargo & Co., MTN, 4.65%, 11/4/44	2,890,000	2,909,432
Wells Fargo & Co., MTN, 4.75%, 12/7/46	2,200,000	2,254,303
		273,870,018
Beverages — 0.7%
Anheuser-Busch InBev Finance, Inc., 3.30%, 2/1/23	10,490,000	10,688,859
Anheuser-Busch InBev Finance, Inc., 3.65%, 2/1/26	5,100,000	5,166,050
Anheuser-Busch InBev Finance, Inc., 4.90%, 2/1/46	10,720,000	11,620,491
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19	2,840,000	3,125,545
Constellation Brands, Inc., 4.75%, 12/1/25	6,720,000	7,250,887
Molson Coors Brewing Co., 3.00%, 7/15/26	5,610,000	5,344,832
		43,196,664
Biotechnology — 1.1%
AbbVie, Inc., 2.90%, 11/6/22	9,130,000	9,106,235
AbbVie, Inc., 3.60%, 5/14/25	3,970,000	3,977,313
AbbVie, Inc., 4.40%, 11/6/42	2,810,000	2,692,205
AbbVie, Inc., 4.45%, 5/14/46	1,150,000	1,104,397
Amgen, Inc., 1.85%, 8/19/21	5,370,000	5,220,413
Amgen, Inc., 4.66%, 6/15/51	4,170,000	4,178,269
Biogen, Inc., 3.625%, 9/15/22	5,390,000	5,565,358
Celgene Corp., 3.25%, 8/15/22	6,640,000	6,750,290
Celgene Corp., 3.875%, 8/15/25	9,950,000	10,186,611
Celgene Corp., 5.00%, 8/15/45	1,400,000	1,470,591
Gilead Sciences, Inc., 4.40%, 12/1/21	6,230,000	6,691,817
Gilead Sciences, Inc., 3.65%, 3/1/26	11,010,000	11,107,648
Gilead Sciences, Inc., 4.15%, 3/1/47	2,120,000	1,974,822
		70,025,969
Building Products — 0.1%
Masco Corp., 4.45%, 4/1/25	3,800,000	3,985,212
Masco Corp., 4.375%, 4/1/26	1,700,000	1,775,157
		5,760,369
Capital Markets — 0.1%
Jefferies Group LLC, 5.125%, 4/13/18	2,860,000	2,950,202
Jefferies Group LLC, 4.85%, 1/15/27	2,020,000	2,065,767
		5,015,969
Chemicals — 0.2%
Ashland LLC, 4.75%, 8/15/22	2,000,000	2,077,500
Dow Chemical Co. (The), 4.25%, 11/15/20	1,363,000	1,446,692
Dow Chemical Co. (The), 4.375%, 11/15/42	960,000	953,000
Eastman Chemical Co., 3.60%, 8/15/22	929,000	958,849
Ecolab, Inc., 4.35%, 12/8/21	3,104,000	3,354,915
LyondellBasell Industries NV, 5.00%, 4/15/19	1,691,000	1,781,624
LyondellBasell Industries NV, 4.625%, 2/26/55	2,070,000	1,956,315
Mosaic Co. (The), 5.625%, 11/15/43	1,610,000	1,663,022
		14,191,917

13

		Principal Amount	Value
Commercial Services and Supplies — 0.1%
Republic Services, Inc., 3.55%, 6/1/22		$4,170,000	$4,329,481
Waste Management, Inc., 4.75%, 6/30/20		1,120,000	1,208,611
Waste Management, Inc., 4.10%, 3/1/45		3,520,000	3,542,933
			9,081,025
Communications Equipment — 0.1%
Cisco Systems, Inc., 3.00%, 6/15/22		2,720,000	2,786,569
Cisco Systems, Inc., 2.50%, 9/20/26		4,000,000	3,802,180
CommScope Technologies LLC, 5.00%, 3/15/27(3)		1,240,000	1,241,178
			7,829,927
Construction Materials†
Owens Corning, 4.20%, 12/15/22		2,830,000	2,963,378
Consumer Finance — 0.9%
American Express Centurion Bank, MTN, 6.00%, 9/13/17		5,240,000	5,344,465
American Express Credit Corp., 2.60%, 9/14/20		1,655,000	1,673,109
American Express Credit Corp., MTN, 2.25%, 5/5/21		7,890,000	7,818,493
Capital One Bank USA N.A., 2.30%, 6/5/19		3,370,000	3,378,546
Capital One Bank USA N.A., 3.375%, 2/15/23		4,900,000	4,895,874
CIT Group, Inc., 4.25%, 8/15/17		6,690,000	6,756,900
CIT Group, Inc., 5.00%, 8/15/22		2,890,000	3,032,679
Discover Bank, 3.45%, 7/27/26		5,790,000	5,568,370
Discover Financial Services, 3.75%, 3/4/25		1,000,000	982,588
Equifax, Inc., 3.30%, 12/15/22		2,420,000	2,456,399
GLP Capital LP / GLP Financing II, Inc., 4.875%, 11/1/20		1,900,000	1,998,230
PNC Bank N.A., 6.00%, 12/7/17		3,215,000	3,306,782
PNC Bank N.A., 1.95%, 3/4/19		5,200,000	5,211,581
PNC Bank N.A., 3.80%, 7/25/23		3,100,000	3,244,534
Synchrony Financial, 2.60%, 1/15/19		2,310,000	2,328,843
Synchrony Financial, 3.00%, 8/15/19		2,000,000	2,032,126
			60,029,519
Containers and Packaging — 0.2%
Ball Corp., 4.00%, 11/15/23		3,180,000	3,195,900
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23		4,810,000	4,930,250
WestRock RKT Co., 4.00%, 3/1/23		3,410,000	3,523,642
			11,649,792
Diversified Consumer Services — 0.1%
Board of Trustees of The Leland Stanford Junior University (The), 3.46%, 5/1/47		1,600,000	1,530,022
Catholic Health Initiatives, 2.95%, 11/1/22		2,420,000	2,342,788
George Washington University (The), 3.55%, 9/15/46		1,805,000	1,603,623
			5,476,433
Diversified Financial Services — 3.0%
Ally Financial, Inc., 3.60%, 5/21/18		3,000,000	3,045,000
Ally Financial, Inc., 3.50%, 1/27/19		2,000,000	2,020,000
Ally Financial, Inc., 4.625%, 3/30/25		3,650,000	3,645,437
BNP Paribas SA, 4.375%, 9/28/25(3)		3,950,000	3,945,821
BNP Paribas SA, MTN, VRN, 2.625%, 10/14/22	EUR	2,300,000	2,531,876
Credit Agricole SA, MTN, 7.375%, 12/18/23	GBP	4,450,000	7,184,574

14

	Principal Amount	Value
Credit Suisse Group Funding Guernsey Ltd., 3.45%, 4/16/21	$5,500,000	$5,577,484
Credit Suisse Group Funding Guernsey Ltd., 4.875%, 5/15/45	1,000,000	1,021,156
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/20	17,331,000	17,406,875
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35	2,500,000	2,645,200
Goldman Sachs Group, Inc. (The), 2.30%, 12/13/19	12,700,000	12,714,402
Goldman Sachs Group, Inc. (The), 5.375%, 3/15/20	10,120,000	10,964,888
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22	6,320,000	7,124,631
Goldman Sachs Group, Inc. (The), 3.50%, 1/23/25	5,710,000	5,697,135
Goldman Sachs Group, Inc. (The), 4.25%, 10/21/25	5,240,000	5,350,192
Goldman Sachs Group, Inc. (The), 3.50%, 11/16/26	6,280,000	6,160,492
Goldman Sachs Group, Inc. (The), 5.15%, 5/22/45	1,500,000	1,578,945
Goldman Sachs Group, Inc. (The), MTN, 4.80%, 7/8/44	5,070,000	5,381,998
HSBC Holdings plc, 2.95%, 5/25/21	8,000,000	8,043,184
HSBC Holdings plc, 4.30%, 3/8/26	4,980,000	5,190,460
HSBC Holdings plc, 4.375%, 11/23/26	6,200,000	6,259,681
HSBC Holdings plc, VRN, 3.26%, 3/13/22	4,900,000	4,927,053
Morgan Stanley, 5.00%, 11/24/25	14,530,000	15,628,061
Morgan Stanley, 4.375%, 1/22/47	1,650,000	1,646,089
Morgan Stanley, MTN, 5.625%, 9/23/19	14,340,000	15,491,703
Morgan Stanley, MTN, 2.50%, 4/21/21	5,110,000	5,086,775
Morgan Stanley, MTN, 3.70%, 10/23/24	9,830,000	9,987,614
Pontis IV Ltd., 5.125%, 3/31/27(3)	4,900,000	4,914,700
S&P Global, Inc., 3.30%, 8/14/20	1,710,000	1,748,101
UBS Group Funding Jersey Ltd., 2.65%, 2/1/22(3)	6,100,000	5,985,771
UBS Group Funding Jersey Ltd., 4.125%, 9/24/25(3)	2,930,000	2,984,589
		191,889,887
Diversified Telecommunication Services — 1.5%
AT&T, Inc., 5.00%, 3/1/21	2,340,000	2,526,622
AT&T, Inc., 3.875%, 8/15/21	3,160,000	3,290,666
AT&T, Inc., 3.60%, 2/17/23	3,400,000	3,447,491
AT&T, Inc., 4.45%, 4/1/24	1,610,000	1,685,461
AT&T, Inc., 3.40%, 5/15/25	12,480,000	12,097,051
AT&T, Inc., 6.55%, 2/15/39	4,493,000	5,315,794
AT&T, Inc., 4.30%, 12/15/42	4,220,000	3,764,970
AT&T, Inc., 5.45%, 3/1/47	2,000,000	2,043,848
British Telecommunications plc, 5.95%, 1/15/18	6,030,000	6,229,690
CenturyLink, Inc., Series Q, 6.15%, 9/15/19	3,300,000	3,539,250
Deutsche Telekom International Finance BV, 3.60%, 1/19/27(3)	5,450,000	5,436,680
Frontier Communications Corp., 8.50%, 4/15/20	3,390,000	3,589,163
Orange SA, 4.125%, 9/14/21	2,200,000	2,322,093
Orange SA, 5.50%, 2/6/44	1,570,000	1,791,109
Telefonica Emisiones SAU, 5.46%, 2/16/21	4,410,000	4,844,791
Telefonica Emisiones SAU, 4.10%, 3/8/27	3,100,000	3,126,421
Telefonica Emisiones SAU, 5.21%, 3/8/47	1,920,000	1,957,624

15

	Principal Amount	Value
Verizon Communications, Inc., 3.65%, 9/14/18	$4,000,000	$4,106,356
Verizon Communications, Inc., 2.625%, 8/15/26	5,460,000	4,995,387
Verizon Communications, Inc., 4.125%, 3/16/27	5,000,000	5,096,135
Verizon Communications, Inc., 5.05%, 3/15/34	8,240,000	8,394,978
Verizon Communications, Inc., 4.75%, 11/1/41	1,890,000	1,813,899
Verizon Communications, Inc., 4.86%, 8/21/46	5,045,000	4,870,206
Verizon Communications, Inc., 5.01%, 8/21/54	2,984,000	2,860,137
		99,145,822
Energy Equipment and Services — 0.1%
Ensco plc, 5.20%, 3/15/25	770,000	671,825
Halliburton Co., 3.80%, 11/15/25	3,300,000	3,358,512
		4,030,337
Equity Real Estate Investment Trusts (REITs) — 0.8%
American Tower Corp., 5.05%, 9/1/20	2,000,000	2,153,562
American Tower Corp., 3.375%, 10/15/26	6,910,000	6,600,785
Boston Properties LP, 3.65%, 2/1/26	2,350,000	2,344,966
Crown Castle International Corp., 5.25%, 1/15/23	3,240,000	3,539,596
Crown Castle International Corp., 4.45%, 2/15/26	3,630,000	3,781,037
Essex Portfolio LP, 3.625%, 8/15/22	3,120,000	3,200,084
Essex Portfolio LP, 3.25%, 5/1/23	1,712,000	1,707,441
Hospitality Properties Trust, 4.65%, 3/15/24	6,610,000	6,743,297
Kilroy Realty LP, 3.80%, 1/15/23	3,750,000	3,849,990
Kilroy Realty LP, 4.375%, 10/1/25	1,610,000	1,683,687
Kimco Realty Corp., 2.80%, 10/1/26	3,910,000	3,600,019
Simon Property Group LP, 3.25%, 11/30/26	2,740,000	2,689,759
Ventas Realty LP, 4.125%, 1/15/26	2,600,000	2,642,437
VEREIT Operating Partnership LP, 4.125%, 6/1/21	4,538,000	4,667,651
Welltower, Inc., 3.75%, 3/15/23	4,490,000	4,604,226
		53,808,537
Food and Staples Retailing — 0.7%
CVS Health Corp., 3.50%, 7/20/22	5,400,000	5,563,615
CVS Health Corp., 5.125%, 7/20/45	3,840,000	4,245,972
Dollar General Corp., 3.25%, 4/15/23	2,950,000	2,953,036
Kroger Co. (The), 3.30%, 1/15/21	6,235,000	6,390,432
Kroger Co. (The), 3.875%, 10/15/46	2,680,000	2,414,723
Mondelez International Holdings Netherlands BV, 1.625%, 10/28/19(3)	9,400,000	9,263,061
Sysco Corp., 3.30%, 7/15/26	1,600,000	1,570,158
Target Corp., 2.50%, 4/15/26	5,290,000	4,949,239
Wal-Mart Stores, Inc., 4.75%, 10/2/43	2,750,000	3,064,207
Wal-Mart Stores, Inc., 4.30%, 4/22/44	6,070,000	6,353,651
		46,768,094
Food Products — 0.2%
Kraft Heinz Foods Co., 3.95%, 7/15/25	4,890,000	4,967,389
Kraft Heinz Foods Co., 5.20%, 7/15/45	2,100,000	2,184,615
Kraft Heinz Foods Co., 4.375%, 6/1/46	2,220,000	2,082,809
Lamb Weston Holdings, Inc., 4.625%, 11/1/24(3)	4,280,000	4,376,300
		13,611,113
16

	Principal Amount	Value
Gas Utilities — 1.4%
Boardwalk Pipelines LP, 4.45%, 7/15/27	$1,880,000	$1,903,090
Enbridge Energy Partners LP, 6.50%, 4/15/18	2,470,000	2,582,274
Enbridge Energy Partners LP, 5.20%, 3/15/20	1,010,000	1,081,024
Enbridge, Inc., 4.00%, 10/1/23	2,630,000	2,706,299
Enbridge, Inc., 4.50%, 6/10/44	2,130,000	1,977,145
Energy Transfer Equity LP, 7.50%, 10/15/20	2,120,000	2,374,400
Energy Transfer Partners LP, 3.60%, 2/1/23	3,530,000	3,512,767
Energy Transfer Partners LP, 4.90%, 3/15/35	3,470,000	3,329,736
Energy Transfer Partners LP, 6.50%, 2/1/42	1,880,000	2,035,478
Enterprise Products Operating LLC, 4.85%, 3/15/44	7,480,000	7,591,302
Enterprise Products Operating LLC, VRN, 7.03%, 1/15/18	2,500,000	2,602,250
Kinder Morgan Energy Partners LP, 6.50%, 4/1/20	3,360,000	3,720,656
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20	3,040,000	3,289,712
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	4,250,000	4,726,174
Kinder Morgan, Inc., 5.55%, 6/1/45	2,260,000	2,325,285
Magellan Midstream Partners LP, 6.55%, 7/15/19	2,680,000	2,936,296
MPLX LP, 4.875%, 6/1/25	6,860,000	7,196,853
MPLX LP, 5.20%, 3/1/47	1,000,000	1,009,778
Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22	3,070,000	3,115,890
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	8,970,000	9,739,160
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	5,750,000	5,676,066
Sunoco Logistics Partners Operations LP, 3.90%, 7/15/26	2,570,000	2,487,637
Tesoro Logistics LP / Tesoro Logistics Finance Corp., 5.50%, 10/15/19	1,000,000	1,060,000
Williams Cos., Inc. (The), 3.70%, 1/15/23	1,650,000	1,629,375
Williams Partners LP, 4.125%, 11/15/20	4,003,000	4,188,771
Williams Partners LP, 5.10%, 9/15/45	3,660,000	3,650,078
		88,447,496
Health Care Equipment and Supplies — 0.7%
Abbott Laboratories, 2.00%, 9/15/18	1,560,000	1,561,318
Abbott Laboratories, 3.75%, 11/30/26	9,840,000	9,846,317
Becton Dickinson and Co., 3.73%, 12/15/24	8,861,000	9,135,266
Medtronic, Inc., 2.50%, 3/15/20	1,900,000	1,927,423
Medtronic, Inc., 3.50%, 3/15/25	7,590,000	7,769,708
Medtronic, Inc., 4.375%, 3/15/35	5,050,000	5,295,925
Stryker Corp., 3.50%, 3/15/26	2,250,000	2,276,332
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	1,030,000	1,069,955
Thermo Fisher Scientific, Inc., 3.30%, 2/15/22	2,157,000	2,201,581
Thermo Fisher Scientific, Inc., 2.95%, 9/19/26	3,000,000	2,861,862
Thermo Fisher Scientific, Inc., 5.30%, 2/1/44	1,920,000	2,186,248
Zimmer Biomet Holdings, Inc., 2.70%, 4/1/20	2,080,000	2,095,929
		48,227,864
Health Care Providers and Services — 0.6%
Aetna, Inc., 2.75%, 11/15/22	1,540,000	1,540,639
Ascension Health, 3.95%, 11/15/46	700,000	683,132
Express Scripts Holding Co., 4.50%, 2/25/26	5,310,000	5,455,961

17

		Principal Amount	Value
Express Scripts Holding Co., 3.40%, 3/1/27		$2,580,000	$2,434,718
HCA, Inc., 3.75%, 3/15/19		5,910,000	6,057,750
HCA, Inc., 4.25%, 10/15/19		1,000,000	1,037,500
Johns Hopkins Health System Corp. (The), 3.84%, 5/15/46		1,860,000	1,823,964
Mylan NV, 3.95%, 6/15/26		2,200,000	2,157,298
NYU Hospitals Center, 4.43%, 7/1/42		2,180,000	2,169,303
UnitedHealth Group, Inc., 2.875%, 12/15/21		5,210,000	5,313,762
UnitedHealth Group, Inc., 2.875%, 3/15/22		4,060,000	4,143,782
UnitedHealth Group, Inc., 3.75%, 7/15/25		3,020,000	3,156,897
Universal Health Services, Inc., 4.75%, 8/1/22(3)		3,700,000	3,820,250
			39,794,956
Hotels, Restaurants and Leisure — 0.3%
Aramark Services, Inc., 5.00%, 4/1/25(3)		1,860,000	1,920,450
Hilton Domestic Operating Co., Inc., 4.25%, 9/1/24(3)		3,640,000	3,612,700
International Game Technology plc, 6.25%, 2/15/22(3)		3,100,000	3,324,750
McDonald's Corp., MTN, 3.375%, 5/26/25		3,480,000	3,514,386
McDonald's Corp., MTN, 4.70%, 12/9/35		2,270,000	2,385,411
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22		2,500,000	2,712,500
			17,470,197
Household Durables — 0.4%
D.R. Horton, Inc., 3.625%, 2/15/18		3,770,000	3,807,044
D.R. Horton, Inc., 5.75%, 8/15/23		2,020,000	2,268,561
Lennar Corp., 4.75%, 12/15/17		3,030,000	3,079,238
Lennar Corp., 4.75%, 4/1/21		3,290,000	3,446,275
M.D.C. Holdings, Inc., 5.50%, 1/15/24		2,000,000	2,070,000
Newell Brands, Inc., 4.20%, 4/1/26		4,900,000	5,104,727
Newell Brands, Inc., 5.50%, 4/1/46		3,600,000	4,099,795
Toll Brothers Finance Corp., 6.75%, 11/1/19		2,620,000	2,875,450
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 4.375%, 6/15/19		1,460,000	1,500,150
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 5.875%, 6/15/24		730,000	755,550
			29,006,790
Industrial Conglomerates — 0.2%
FedEx Corp., 4.40%, 1/15/47		2,080,000	2,032,553
General Electric Co., 4.125%, 10/9/42		4,540,000	4,641,174
General Electric Co., MTN, 4.375%, 9/16/20		3,745,000	4,026,602
Ingersoll-Rand Luxembourg Finance SA, 3.55%, 11/1/24		2,330,000	2,368,347
			13,068,676
Insurance — 1.2%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.75%, 5/15/19		3,320,000	3,410,427
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 5.00%, 10/1/21		6,320,000	6,771,267
Allianz Finance II BV, MTN, VRN, 5.75%, 7/8/21	EUR	4,800,000	6,012,364
American International Group, Inc., 4.125%, 2/15/24		$10,080,000	10,352,866
American International Group, Inc., 4.50%, 7/16/44		2,150,000	2,057,232
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22		4,800,000	4,926,034

18

	Principal Amount	Value
Berkshire Hathaway, Inc., 2.75%, 3/15/23	$3,870,000	$3,873,595
Berkshire Hathaway, Inc., 4.50%, 2/11/43	3,160,000	3,392,222
Chubb INA Holdings, Inc., 3.15%, 3/15/25	3,950,000	3,960,906
Chubb INA Holdings, Inc., 3.35%, 5/3/26	2,660,000	2,693,553
Hartford Financial Services Group, Inc. (The), 5.95%, 10/15/36	1,190,000	1,403,277
International Lease Finance Corp., 6.25%, 5/15/19	1,670,000	1,800,156
Liberty Mutual Group, Inc., 4.95%, 5/1/22(3)	440,000	478,542
Lincoln National Corp., 6.25%, 2/15/20	1,100,000	1,213,078
Markel Corp., 4.90%, 7/1/22	4,070,000	4,438,404
Markel Corp., 3.625%, 3/30/23	1,000,000	1,022,016
MetLife, Inc., 4.125%, 8/13/42	2,140,000	2,082,218
MetLife, Inc., 4.875%, 11/13/43	1,405,000	1,534,947
Metropolitan Life Global Funding I, 3.00%, 1/10/23(3)	2,870,000	2,886,161
Prudential Financial, Inc., 5.375%, 6/21/20	1,000,000	1,097,564
Prudential Financial, Inc., 5.625%, 5/12/41	3,740,000	4,407,381
Prudential Financial, Inc., MTN, 5.70%, 12/14/36	1,275,000	1,502,069
TIAA Asset Management Finance Co. LLC, 4.125%, 11/1/24(3)	1,670,000	1,704,360
Travelers Cos., Inc. (The), 4.30%, 8/25/45	1,000,000	1,042,495
Voya Financial, Inc., 5.70%, 7/15/43	2,500,000	2,779,480
WR Berkley Corp., 4.625%, 3/15/22	2,450,000	2,632,008
WR Berkley Corp., 4.75%, 8/1/44	1,240,000	1,229,705
		80,704,327
Internet and Direct Marketing Retail — 0.1%
Alibaba Group Holding Ltd., 3.60%, 11/28/24	7,000,000	7,062,090
IT Services — 0.3%
Fidelity National Information Services, Inc., 3.875%, 6/5/24	3,000,000	3,087,000
Fidelity National Information Services, Inc., 3.00%, 8/15/26	8,050,000	7,599,071
Hewlett Packard Enterprise Co., 3.60%, 10/15/20	4,230,000	4,350,682
Hewlett Packard Enterprise Co., 4.90%, 10/15/25	3,370,000	3,505,181
		18,541,934
Machinery — 0.1%
Oshkosh Corp., 5.375%, 3/1/22	4,070,000	4,237,888
Media — 1.7%
21st Century Fox America, Inc., 3.70%, 10/15/25	1,400,000	1,423,181
21st Century Fox America, Inc., 6.90%, 8/15/39	1,840,000	2,355,848
21st Century Fox America, Inc., 4.75%, 9/15/44	920,000	932,434
21st Century Fox America, Inc., 4.75%, 11/15/46(3)	2,000,000	2,011,982
CBS Corp., 3.50%, 1/15/25	2,260,000	2,253,539
CBS Corp., 4.85%, 7/1/42	1,240,000	1,251,486
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.91%, 7/23/25	15,110,000	15,981,635
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.48%, 10/23/45	2,780,000	3,218,506
Comcast Corp., 3.15%, 3/1/26	5,060,000	4,983,715
Comcast Corp., 4.40%, 8/15/35	2,070,000	2,149,101
Comcast Corp., 6.40%, 5/15/38	3,970,000	5,072,116
Comcast Corp., 4.75%, 3/1/44	4,540,000	4,799,956

19

	Principal Amount	Value
Discovery Communications LLC, 5.625%, 8/15/19	$1,716,000	$1,852,398
Discovery Communications LLC, 3.25%, 4/1/23	1,000,000	977,095
Discovery Communications LLC, 4.90%, 3/11/26	2,860,000	2,979,640
DISH DBS Corp., 4.625%, 7/15/17	3,000,000	3,026,250
Interpublic Group of Cos., Inc. (The), 4.00%, 3/15/22	2,860,000	2,978,624
Lamar Media Corp., 5.375%, 1/15/24	3,570,000	3,703,875
NBCUniversal Media LLC,, 4.375%, 4/1/21	4,630,000	4,974,879
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(3)	2,680,000	2,747,000
Omnicom Group, Inc., 3.60%, 4/15/26	5,520,000	5,527,181
TEGNA, Inc., 5.125%, 7/15/20	4,450,000	4,605,750
Time Warner Cable LLC, 6.75%, 7/1/18	1,830,000	1,935,584
Time Warner Cable LLC, 5.50%, 9/1/41	1,020,000	1,045,991
Time Warner Cable LLC, 4.50%, 9/15/42	1,770,000	1,613,403
Time Warner, Inc., 4.70%, 1/15/21	2,410,000	2,585,675
Time Warner, Inc., 3.60%, 7/15/25	5,500,000	5,447,310
Time Warner, Inc., 3.80%, 2/15/27	2,500,000	2,477,510
Time Warner, Inc., 5.35%, 12/15/43	1,520,000	1,564,832
Viacom, Inc., 3.125%, 6/15/22	1,690,000	1,674,256
Viacom, Inc., 4.25%, 9/1/23	4,100,000	4,211,454
Virgin Media Secured Finance plc, 5.25%, 1/15/26(3)	4,000,000	4,040,000
Walt Disney Co. (The), MTN, 1.85%, 7/30/26	1,570,000	1,420,933
		107,823,139
Metals and Mining — 0.2%
Barrick North America Finance LLC, 5.75%, 5/1/43	1,710,000	1,991,145
Glencore Finance Canada Ltd., 4.95%, 11/15/21(3)	2,560,000	2,751,770
Southern Copper Corp., 5.25%, 11/8/42	1,450,000	1,428,918
Steel Dynamics, Inc., 6.375%, 8/15/22	1,745,000	1,825,706
Steel Dynamics, Inc., 5.50%, 10/1/24	1,000,000	1,047,500
Steel Dynamics, Inc., 5.00%, 12/15/26(3)	2,000,000	2,030,000
Vale Overseas Ltd., 6.25%, 8/10/26	4,414,000	4,805,742
		15,880,781
Multi-Utilities — 1.4%
AmeriGas Partners LP / AmeriGas Finance Corp., 5.625%, 5/20/24	2,850,000	2,878,500
Berkshire Hathaway Energy Co., 3.50%, 2/1/25	3,900,000	4,005,503
CMS Energy Corp., 8.75%, 6/15/19	4,160,000	4,752,097
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43	2,030,000	1,987,279
Constellation Energy Group, Inc., 5.15%, 12/1/20	2,700,000	2,933,699
Dominion Resources, Inc., 6.40%, 6/15/18	4,350,000	4,580,259
Dominion Resources, Inc., 2.75%, 9/15/22	1,690,000	1,662,103
Dominion Resources, Inc., 3.625%, 12/1/24	4,810,000	4,841,130
Dominion Resources, Inc., 4.90%, 8/1/41	3,920,000	4,155,525
Duke Energy Corp., 3.55%, 9/15/21	2,686,000	2,787,289
Duke Energy Corp., 2.65%, 9/1/26	4,520,000	4,202,890
Duke Energy Florida LLC, 6.35%, 9/15/37	1,307,000	1,717,555
Duke Energy Florida LLC, 3.85%, 11/15/42	2,670,000	2,605,925
Duke Energy Progress LLC, 4.15%, 12/1/44	1,900,000	1,933,541

20

	Principal Amount	Value
Duke Energy Progress LLC, 3.70%, 10/15/46	$2,280,000	$2,184,429
Edison International, 3.75%, 9/15/17	2,920,000	2,951,916
Exelon Corp., 4.45%, 4/15/46	3,462,000	3,442,886
Exelon Generation Co. LLC, 5.60%, 6/15/42	1,510,000	1,444,532
FirstEnergy Corp., 4.25%, 3/15/23	2,310,000	2,389,753
Florida Power & Light Co., 4.125%, 2/1/42	2,160,000	2,237,570
Georgia Power Co., 4.30%, 3/15/42	1,590,000	1,533,051
IPALCO Enterprises, Inc., 5.00%, 5/1/18	3,010,000	3,107,825
MidAmerican Energy Co., 4.40%, 10/15/44	4,100,000	4,364,212
NextEra Energy Capital Holdings, Inc., VRN, 7.30%, 9/1/17	3,070,000	3,100,700
NiSource Finance Corp., 5.65%, 2/1/45	2,680,000	3,125,550
Pacific Gas & Electric Co., 4.00%, 12/1/46	4,845,000	4,804,743
Potomac Electric Power Co., 3.60%, 3/15/24	1,700,000	1,758,572
Progress Energy, Inc., 3.15%, 4/1/22	2,690,000	2,721,349
Sempra Energy, 2.875%, 10/1/22	2,720,000	2,712,482
Southern Co. Gas Capital Corp., 3.95%, 10/1/46	2,170,000	1,984,569
Southern Power Co., 5.15%, 9/15/41	1,100,000	1,113,727
Xcel Energy, Inc., 3.35%, 12/1/26	1,680,000	1,683,016
Xcel Energy, Inc., 4.80%, 9/15/41	1,410,000	1,461,063
		93,165,240
Multiline Retail†
Macy's Retail Holdings, Inc., 2.875%, 2/15/23	1,970,000	1,845,277
Oil, Gas and Consumable Fuels — 1.8%
Anadarko Petroleum Corp., 5.55%, 3/15/26	3,210,000	3,568,281
Anadarko Petroleum Corp., 6.45%, 9/15/36	1,570,000	1,856,567
Antero Resources Corp., 5.00%, 3/1/25(3)	3,860,000	3,802,100
Apache Corp., 4.75%, 4/15/43	2,270,000	2,280,946
BP Capital Markets plc, 2.75%, 5/10/23	4,880,000	4,822,289
Chevron Corp., 2.10%, 5/16/21	5,770,000	5,729,160
Cimarex Energy Co., 4.375%, 6/1/24	4,480,000	4,660,271
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	2,000,000	2,087,318
Concho Resources, Inc., 5.50%, 4/1/23	2,810,000	2,913,689
Concho Resources, Inc., 4.375%, 1/15/25	3,000,000	3,033,750
ConocoPhillips Holding Co., 6.95%, 4/15/29	1,889,000	2,444,213
Ecopetrol SA, 4.125%, 1/16/25	1,220,000	1,184,620
Encana Corp., 6.50%, 2/1/38	2,710,000	3,034,411
EOG Resources, Inc., 4.10%, 2/1/21	2,390,000	2,524,471
Exxon Mobil Corp., 2.71%, 3/6/25	6,230,000	6,149,409
Exxon Mobil Corp., 3.04%, 3/1/26	3,870,000	3,873,657
Hess Corp., 6.00%, 1/15/40	2,990,000	3,082,227
Marathon Oil Corp., 3.85%, 6/1/25	3,390,000	3,338,316
Marathon Oil Corp., 5.20%, 6/1/45	1,700,000	1,681,417
Newfield Exploration Co., 5.75%, 1/30/22	5,150,000	5,491,188
Noble Energy, Inc., 4.15%, 12/15/21	4,080,000	4,284,861
Petroleos Mexicanos, 6.00%, 3/5/20	3,600,000	3,888,000
Petroleos Mexicanos, 4.875%, 1/24/22	2,160,000	2,227,392
Petroleos Mexicanos, 4.625%, 9/21/23	7,200,000	7,259,400

21

	Principal Amount	Value
Petroleos Mexicanos, 4.875%, 1/18/24	$5,800,000	$5,866,700
Petroleos Mexicanos, 6.625%, 6/15/35	1,510,000	1,568,890
Petroleos Mexicanos, 6.50%, 6/2/41	1,760,000	1,751,200
Petroleos Mexicanos, 5.50%, 6/27/44	2,910,000	2,582,771
Phillips 66, 4.30%, 4/1/22	6,020,000	6,388,851
Shell International Finance BV, 2.375%, 8/21/22	3,100,000	3,049,414
Shell International Finance BV, 3.25%, 5/11/25	2,160,000	2,183,075
Shell International Finance BV, 3.625%, 8/21/42	1,780,000	1,609,029
Shell International Finance BV, 4.55%, 8/12/43	1,590,000	1,654,087
Statoil ASA, 2.45%, 1/17/23	4,370,000	4,311,630
Statoil ASA, 3.95%, 5/15/43	2,060,000	1,996,560
Suncor Energy, Inc., 6.50%, 6/15/38	1,290,000	1,626,730
		119,806,890
Paper and Forest Products — 0.2%
Georgia-Pacific LLC, 5.40%, 11/1/20(3)	4,775,000	5,250,308
International Paper Co., 6.00%, 11/15/41	1,070,000	1,243,534
International Paper Co., 4.40%, 8/15/47	3,640,000	3,449,126
		9,942,968
Pharmaceuticals — 0.7%
Actavis Funding SCS, 3.85%, 6/15/24	4,150,000	4,234,282
Actavis Funding SCS, 4.55%, 3/15/35	2,460,000	2,473,533
Actavis, Inc., 1.875%, 10/1/17	2,370,000	2,372,526
Actavis, Inc., 3.25%, 10/1/22	6,880,000	6,928,401
Actavis, Inc., 4.625%, 10/1/42	1,420,000	1,399,657
Baxalta, Inc., 4.00%, 6/23/25	3,520,000	3,592,294
Forest Laboratories LLC, 4.875%, 2/15/21(3)	3,370,000	3,628,782
Merck & Co., Inc., 2.40%, 9/15/22	2,270,000	2,255,406
Merck & Co., Inc., 3.70%, 2/10/45	1,240,000	1,183,597
Perrigo Finance Unlimited Co., 3.50%, 3/15/21	3,545,000	3,617,102
Roche Holdings, Inc., 3.35%, 9/30/24(3)	1,300,000	1,337,057
Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	10,610,000	10,401,142
		43,423,779
Road and Rail — 0.5%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	3,310,000	3,464,421
Burlington Northern Santa Fe LLC, 3.25%, 6/15/27	1,600,000	1,613,795
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41	3,850,000	4,297,174
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	1,530,000	1,590,331
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	3,570,000	3,578,793
CSX Corp., 3.40%, 8/1/24	2,840,000	2,885,071
CSX Corp., 3.80%, 11/1/46	960,000	878,779
Norfolk Southern Corp., 5.75%, 4/1/18	2,560,000	2,664,471
Norfolk Southern Corp., 3.25%, 12/1/21	2,000,000	2,056,172
Union Pacific Corp., 4.00%, 2/1/21	1,810,000	1,917,335
Union Pacific Corp., 4.75%, 9/15/41	2,480,000	2,710,776
Union Pacific Corp., 4.05%, 11/15/45	1,600,000	1,602,173
		29,259,291
Semiconductors and Semiconductor Equipment — 0.2%
Lam Research Corp., 2.80%, 6/15/21	6,120,000	6,146,285

22

	Principal Amount	Value
NXP BV / NXP Funding LLC, 4.125%, 6/15/20(3)	$3,550,000	$3,696,438
NXP BV / NXP Funding LLC, 3.875%, 9/1/22(3)	2,050,000	2,101,250
		11,943,973
Software — 0.7%
Activision Blizzard, Inc., 2.30%, 9/15/21(3)	3,500,000	3,430,203
Microsoft Corp., 2.70%, 2/12/25	9,320,000	9,167,329
Microsoft Corp., 3.125%, 11/3/25	4,150,000	4,194,040
Microsoft Corp., 3.30%, 2/6/27	5,000,000	5,086,855
Microsoft Corp., 3.45%, 8/8/36	4,140,000	3,931,683
Microsoft Corp., 4.25%, 2/6/47	5,060,000	5,198,270
Oracle Corp., 3.625%, 7/15/23	570,000	597,990
Oracle Corp., 2.65%, 7/15/26	9,200,000	8,770,038
Oracle Corp., 4.30%, 7/8/34	2,380,000	2,475,716
Oracle Corp., 4.00%, 7/15/46	2,560,000	2,447,711
Quintiles IMS, Inc., 5.00%, 10/15/26(3)	2,000,000	2,012,500
		47,312,335
Specialty Retail — 0.3%
Home Depot, Inc. (The), 3.35%, 9/15/25	1,650,000	1,698,579
Home Depot, Inc. (The), 3.00%, 4/1/26	5,260,000	5,256,428
Home Depot, Inc. (The), 5.95%, 4/1/41	3,720,000	4,769,256
United Rentals North America, Inc., 4.625%, 7/15/23	4,390,000	4,538,163
		16,262,426
Technology Hardware, Storage and Peripherals — 0.7%
Apple, Inc., 2.85%, 5/6/21	5,520,000	5,653,783
Apple, Inc., 3.00%, 2/9/24	1,720,000	1,735,956
Apple, Inc., 2.50%, 2/9/25	7,550,000	7,311,209
Apple, Inc., 3.35%, 2/9/27	7,310,000	7,387,281
Apple, Inc., 4.65%, 2/23/46	1,000,000	1,074,895
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 6.02%, 6/15/26(3)	14,050,000	15,372,541
Seagate HDD Cayman, 4.75%, 6/1/23	3,200,000	3,218,000
Seagate HDD Cayman, 4.75%, 1/1/25	950,000	931,000
		42,684,665
Textiles, Apparel and Luxury Goods†
PVH Corp., 4.50%, 12/15/22	2,920,000	2,963,800
Tobacco — 0.2%
Altria Group, Inc., 2.85%, 8/9/22	5,270,000	5,286,558
Philip Morris International, Inc., 4.125%, 5/17/21	3,860,000	4,097,861
Reynolds American, Inc., 4.45%, 6/12/25	2,000,000	2,108,548
		11,492,967
Wireless Telecommunication Services — 0.2%
America Movil SAB de CV, 3.125%, 7/16/22	4,460,000	4,504,000
Sprint Communications, Inc., 9.00%, 11/15/18(3)	3,600,000	3,928,500
T-Mobile USA, Inc., 6.46%, 4/28/19	3,850,000	3,864,437
		12,296,937
TOTAL CORPORATE BONDS (Cost $1,909,606,904)		1,922,451,533

23

	Principal Amount	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(4) — 24.2%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 2.7%
FHLMC, VRN, 1.81%, 4/15/17	$2,243,037	$2,302,434
FHLMC, VRN, 1.84%, 4/15/17	4,220,966	4,346,979
FHLMC, VRN, 1.92%, 4/15/17	3,118,715	3,194,607
FHLMC, VRN, 1.99%, 4/15/17	2,787,224	2,894,566
FHLMC, VRN, 2.06%, 4/15/17	4,769,380	4,848,723
FHLMC, VRN, 2.31%, 4/15/17	8,789,530	8,902,471
FHLMC, VRN, 2.38%, 4/15/17	4,884,062	4,992,067
FHLMC, VRN, 2.50%, 4/15/17	6,776,210	6,978,046
FHLMC, VRN, 2.60%, 4/15/17	8,653,302	8,853,085
FHLMC, VRN, 2.85%, 4/15/17	1,537,797	1,630,241
FHLMC, VRN, 2.86%, 4/15/17	8,320,944	8,801,487
FHLMC, VRN, 2.87%, 4/15/17	5,181,509	5,347,435
FHLMC, VRN, 2.87%, 4/15/17	1,373,650	1,453,317
FHLMC, VRN, 2.87%, 4/15/17	659,751	697,140
FHLMC, VRN, 3.01%, 4/15/17	582,032	617,420
FHLMC, VRN, 3.13%, 4/15/17	1,062,329	1,127,091
FHLMC, VRN, 3.14%, 4/15/17	2,232,880	2,352,095
FHLMC, VRN, 3.20%, 4/15/17	3,463,413	3,557,010
FHLMC, VRN, 3.67%, 4/15/17	2,978,383	3,112,939
FHLMC, VRN, 3.74%, 4/15/17	1,595,305	1,658,525
FHLMC, VRN, 4.07%, 4/15/17	2,332,185	2,417,786
FHLMC, VRN, 4.25%, 4/15/17	2,297,604	2,388,477
FHLMC, VRN, 4.27%, 4/15/17	1,319,550	1,369,074
FHLMC, VRN, 4.97%, 4/15/17	3,579,636	3,745,853
FHLMC, VRN, 4.99%, 4/15/17	2,353,236	2,428,381
FHLMC, VRN, 5.12%, 4/15/17	273,025	283,196
FNMA, VRN, 2.04%, 4/25/17	2,202,393	2,284,250
FNMA, VRN, 2.42%, 4/25/17	2,648,951	2,687,839
FNMA, VRN, 2.62%, 4/25/17	11,582,791	11,833,071
FNMA, VRN, 2.70%, 4/25/17	4,979,016	5,106,428
FNMA, VRN, 2.78%, 4/25/17	837,447	877,314
FNMA, VRN, 2.82%, 4/25/17	6,029,443	6,278,087
FNMA, VRN, 2.82%, 4/25/17	10,366,927	10,687,864
FNMA, VRN, 2.82%, 4/25/17	3,617,051	3,759,383
FNMA, VRN, 2.82%, 4/25/17	1,886,269	1,965,267
FNMA, VRN, 2.82%, 4/25/17	4,440,117	4,625,747
FNMA, VRN, 2.88%, 4/25/17	7,042,127	7,342,280
FNMA, VRN, 3.11%, 4/25/17	1,392,032	1,460,730
FNMA, VRN, 3.21%, 4/25/17	14,625,000	14,995,719
FNMA, VRN, 3.30%, 4/25/17	678,776	719,340
FNMA, VRN, 3.31%, 4/25/17	1,195,985	1,245,221
FNMA, VRN, 3.32%, 4/25/17	1,009,321	1,060,411
FNMA, VRN, 3.60%, 4/25/17	2,468,335	2,581,667
FNMA, VRN, 3.93%, 4/25/17	3,479,497	3,614,961
FNMA, VRN, 4.93%, 4/25/17	1,978,873	2,098,322
		175,524,346

24

	Principal Amount	Value
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 21.5%
FHLMC, 5.00%, 11/1/17	$10,586	$10,900
FHLMC, 4.50%, 1/1/19	5,368	5,499
FHLMC, 5.00%, 1/1/21	753,697	794,382
FHLMC, 5.00%, 4/1/21	159,151	167,070
FHLMC, 7.00%, 9/1/27	2,484	2,803
FHLMC, 6.50%, 1/1/28	3,926	4,455
FHLMC, 7.00%, 2/1/28	629	721
FHLMC, 6.50%, 3/1/29	23,717	26,651
FHLMC, 6.50%, 6/1/29	22,631	25,198
FHLMC, 7.00%, 8/1/29	2,274	2,458
FHLMC, 5.00%, 4/1/31	3,579,498	3,906,884
FHLMC, 5.00%, 5/1/31	4,696,482	5,136,157
FHLMC, 6.50%, 5/1/31	13,943	15,521
FHLMC, 6.50%, 6/1/31	644	717
FHLMC, 6.50%, 6/1/31	644	716
FHLMC, 6.50%, 6/1/31	2,543	2,831
FHLMC, 5.50%, 12/1/33	268,431	302,823
FHLMC, 6.00%, 9/1/35	4,548,794	5,189,695
FHLMC, 5.50%, 12/1/37	265,436	294,428
FHLMC, 5.50%, 1/1/38	551,645	612,303
FHLMC, 6.00%, 2/1/38	2,367,475	2,683,864
FHLMC, 5.50%, 4/1/38	752,871	835,257
FHLMC, 6.00%, 8/1/38	163,676	185,975
FHLMC, 3.00%, 2/1/43	19,838,210	19,783,077
FHLMC, 6.50%, 7/1/47	16,642	17,905
FNMA, 3.00%, 4/12/17(5)	159,500,000	158,191,609
FNMA, 3.50%, 4/12/17(5)	141,040,000	144,290,538
FNMA, 4.00%, 4/12/17(5)	142,175,000	149,139,347
FNMA, 4.50%, 4/12/17(5)	83,570,000	89,625,562
FNMA, 5.00%, 6/1/18	243,649	250,519
FNMA, 4.50%, 5/1/19	123,969	127,191
FNMA, 6.50%, 1/1/26	16,281	18,106
FNMA, 7.00%, 12/1/27	3,166	3,457
FNMA, 6.50%, 1/1/28	3,392	3,770
FNMA, 7.50%, 4/1/28	19,119	21,214
FNMA, 7.00%, 5/1/28	18,217	18,946
FNMA, 7.00%, 6/1/28	305	313
FNMA, 6.50%, 1/1/29	3,626	4,144
FNMA, 6.50%, 4/1/29	12,324	13,707
FNMA, 7.00%, 7/1/29	4,462	4,786
FNMA, 7.50%, 7/1/29	31,156	34,773
FNMA, 7.50%, 9/1/30	8,303	9,970
FNMA, 5.00%, 6/1/31	3,613,488	3,964,917
FNMA, 5.00%, 7/1/31	6,353,733	6,965,652
FNMA, 7.00%, 9/1/31	49,466	54,476
FNMA, 6.50%, 1/1/32	11,430	12,712

25

	Principal Amount	Value
FNMA, 6.50%, 8/1/32	$56,192	$64,361
FNMA, 6.50%, 8/1/32	4,162	4,628
FNMA, 5.50%, 2/1/33	2,713,536	3,035,929
FNMA, 5.00%, 6/1/33	2,939,728	3,225,824
FNMA, 5.50%, 6/1/33	157,062	176,259
FNMA, 5.50%, 7/1/33	974,903	1,091,282
FNMA, 5.00%, 8/1/33	412,138	451,628
FNMA, 5.50%, 8/1/33	351,150	393,335
FNMA, 5.50%, 9/1/33	479,984	542,362
FNMA, 5.00%, 11/1/33	1,852,378	2,032,296
FNMA, 6.00%, 12/1/33	1,508,090	1,721,851
FNMA, 5.50%, 1/1/34	496,470	556,075
FNMA, 5.50%, 2/1/34	1,790,362	2,016,336
FNMA, 5.00%, 3/1/34	1,077,015	1,181,279
FNMA, 4.50%, 1/1/35	8,435,584	9,090,413
FNMA, 5.00%, 4/1/35	2,619,115	2,867,160
FNMA, 5.00%, 6/1/35	1,927,538	2,110,103
FNMA, 5.00%, 7/1/35	3,683,061	4,035,656
FNMA, 5.00%, 8/1/35	118,011	129,109
FNMA, 4.50%, 9/1/35	437,039	470,240
FNMA, 5.00%, 10/1/35	934,099	1,022,485
FNMA, 5.50%, 12/1/35	5,410,516	6,051,744
FNMA, 5.00%, 2/1/36	662,265	724,913
FNMA, 5.50%, 4/1/36	717,695	802,184
FNMA, 5.50%, 5/1/36	1,441,067	1,610,447
FNMA, 5.50%, 7/1/36	277,078	309,761
FNMA, 5.50%, 2/1/37	186,109	207,511
FNMA, 5.50%, 5/1/37	323,450	359,437
FNMA, 6.00%, 8/1/37	495,069	563,694
FNMA, 6.50%, 8/1/37	381,017	422,173
FNMA, 6.00%, 9/1/37	2,090,271	2,362,614
FNMA, 6.00%, 11/1/37	2,967,309	3,378,605
FNMA, 5.50%, 12/1/37	1,593,114	1,777,341
FNMA, 5.50%, 2/1/38	288,303	320,417
FNMA, 5.50%, 6/1/38	821,880	919,348
FNMA, 6.00%, 9/1/38	130,581	137,024
FNMA, 5.50%, 12/1/38	1,732,564	1,930,534
FNMA, 5.00%, 1/1/39	863,580	954,993
FNMA, 5.50%, 1/1/39	7,320,631	8,154,913
FNMA, 4.50%, 2/1/39	1,820,678	1,957,188
FNMA, 5.00%, 2/1/39	3,604,660	3,973,101
FNMA, 4.50%, 4/1/39	3,146,150	3,417,733
FNMA, 4.50%, 5/1/39	7,990,903	8,680,570
FNMA, 6.50%, 5/1/39	1,762,748	1,985,396
FNMA, 5.00%, 8/1/39	3,859,426	4,273,741
FNMA, 4.50%, 10/1/39	12,967,596	14,079,826
FNMA, 4.00%, 10/1/40	13,595,314	14,425,138

26

	Principal Amount	Value
FNMA, 4.50%, 11/1/40	$11,722,200	$12,677,313
FNMA, 4.00%, 8/1/41	12,920,288	13,683,072
FNMA, 4.50%, 9/1/41	7,239,339	7,798,896
FNMA, 3.50%, 10/1/41	14,966,546	15,396,987
FNMA, 5.00%, 1/1/42	6,177,496	6,760,019
FNMA, 3.50%, 2/1/42	9,571,109	9,847,570
FNMA, 3.50%, 6/1/42	30,129,268	30,977,122
FNMA, 3.50%, 8/1/42	2,538,541	2,610,101
FNMA, 3.50%, 8/1/42	10,859,143	11,165,256
FNMA, 3.50%, 8/1/43	9,818,932	10,085,015
FNMA, 3.50%, 5/1/45	16,569,617	16,990,569
FNMA, 3.50%, 11/1/45	21,094,884	21,598,460
FNMA, 3.50%, 11/1/45	21,049,124	21,551,608
FNMA, 4.00%, 11/1/45	24,438,900	25,655,696
FNMA, 4.00%, 11/1/45	7,654,774	8,034,039
FNMA, 3.50%, 2/1/46	22,710,820	23,290,771
FNMA, 4.00%, 2/1/46	20,564,088	21,585,831
FNMA, 3.50%, 3/1/46	22,442,025	22,977,760
FNMA, 4.00%, 4/1/46	27,260,037	28,618,262
FNMA, 3.50%, 5/1/46	23,139,397	23,691,780
FNMA, 6.50%, 8/1/47	32,269	34,921
FNMA, 6.50%, 9/1/47	74,216	80,145
FNMA, 6.50%, 9/1/47	4,994	5,405
FNMA, 6.50%, 9/1/47	54,765	59,091
FNMA, 6.50%, 9/1/47	14,613	15,735
GNMA, 2.50%, 4/20/17(5)	15,300,000	14,842,367
GNMA, 3.00%, 4/20/17(5)	40,000,000	40,353,125
GNMA, 3.50%, 4/20/17(5)	114,000,000	118,199,295
GNMA, 4.00%, 4/20/17(5)	32,000,000	33,802,500
GNMA, 7.00%, 11/15/22	7,323	7,777
GNMA, 7.00%, 4/20/26	2,527	2,918
GNMA, 7.50%, 8/15/26	5,301	6,067
GNMA, 8.00%, 8/15/26	2,475	2,766
GNMA, 7.50%, 5/15/27	4,000	4,252
GNMA, 8.00%, 6/15/27	10,131	10,438
GNMA, 7.50%, 11/15/27	1,635	1,675
GNMA, 7.00%, 2/15/28	2,923	2,946
GNMA, 7.50%, 2/15/28	2,502	2,529
GNMA, 6.50%, 3/15/28	10,180	11,545
GNMA, 7.00%, 4/15/28	1,656	1,660
GNMA, 6.50%, 5/15/28	557	631
GNMA, 6.50%, 5/15/28	27,341	31,018
GNMA, 7.00%, 12/15/28	3,034	3,054
GNMA, 7.00%, 5/15/31	24,848	29,149
GNMA, 4.50%, 8/15/33	1,511,061	1,629,094
GNMA, 6.00%, 9/20/38	983,286	1,116,050
GNMA, 5.50%, 11/15/38	2,520,815	2,884,192

27

	Principal Amount	Value
GNMA, 5.50%, 11/15/38	$1,010,418	$1,156,058
GNMA, 6.00%, 1/20/39	291,198	330,519
GNMA, 5.00%, 3/20/39	1,992,359	2,217,583
GNMA, 4.50%, 4/15/39	2,547,495	2,728,450
GNMA, 4.50%, 11/15/39	18,358,891	19,822,397
GNMA, 4.50%, 1/15/40	1,443,262	1,546,119
GNMA, 4.00%, 7/15/40	2,585,841	2,734,746
GNMA, 4.00%, 11/20/40	24,308,732	26,032,976
GNMA, 4.50%, 12/15/40	5,837,909	6,323,223
GNMA, 4.50%, 7/20/41	9,426,619	10,179,722
GNMA, 3.50%, 6/20/42	8,702,135	9,071,475
GNMA, 3.50%, 7/20/42	13,370,151	13,925,345
GNMA, 2.50%, 7/20/46	24,056,290	23,364,737
GNMA, 2.50%, 8/20/46	15,150,385	14,714,805
		1,395,047,583
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $1,562,534,093)		1,570,571,929
COLLATERALIZED MORTGAGE OBLIGATIONS(4) — 5.5%
Private Sponsor Collateralized Mortgage Obligations — 3.9%
Adjustable Rate Mortgage Trust, Series 2004-4, Class 4A1, VRN, 3.19%, 4/1/17	3,018,679	2,998,425
Agate Bay Mortgage Loan Trust, Series 2014-1, Class 1A6, VRN, 3.50%, 4/1/17(3)	7,702,962	7,773,976
Agate Bay Mortgage Loan Trust, Series 2014-2, Class A14, VRN, 3.75%, 4/1/17(3)	14,113,834	14,491,210
Agate Bay Mortgage Loan Trust, Series 2016-2, Class A3, VRN, 3.50%, 4/1/17(3)	11,654,326	11,761,767
Agate Bay Mortgage Loan Trust, Series 2016-3, Class A3, VRN, 3.50%, 4/1/17(3)	6,971,639	6,976,815
Banc of America Mortgage Securities, Inc., Series 2004-E, Class 2A6 SEQ, VRN, 3.35%, 4/1/17	2,180,864	2,162,204
Banc of America Mortgage Securities, Inc., Series 2005-1, Class 1A15, 5.50%, 2/25/35	2,219,481	2,286,224
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 3.44%, 4/1/17	3,127,034	3,126,732
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1, VRN, 3.29%, 4/1/17	3,275,463	3,163,381
Citicorp Mortgage Securities, Inc., Series 2007-8, Class 1A3, 6.00%, 9/25/37	1,043,398	1,081,336
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 2.95%, 4/1/17	3,832,597	3,709,950
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 2.70%, 4/1/17	9,589,009	9,470,142
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 3.04%, 4/1/17	1,265,581	1,247,616
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-4, Class A19, 5.25%, 5/25/34	1,967,110	2,009,067
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34	723,185	728,876
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	97,055	96,592
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR6, Class 2A1, VRN, 3.14%, 4/1/17	1,265,755	1,259,067

28

	Principal Amount	Value
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 3.07%, 4/1/17	$7,449,616	$7,324,939
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 2.90%, 4/1/17	2,239,743	2,177,232
GSR Mortgage Loan Trust, Series 2004-7, Class 3A1, VRN, 2.71%, 4/1/17	2,745,994	2,671,330
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 3.25%, 4/1/17	3,351,069	3,329,274
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 3.11%, 4/1/17	4,121,326	4,080,729
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 3.09%, 4/1/17	9,316,789	9,646,937
GSR Mortgage Loan Trust, Series 2005-AR6, Class 3A1, VRN, 3.15%, 4/1/17	7,227,802	7,200,925
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, VRN, 3.08%, 4/1/17	3,362,872	3,370,567
JPMorgan Mortgage Trust, Series 2005-A4, Class 1A1, VRN, 3.10%, 4/1/17	1,619,683	1,614,020
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 3.20%, 4/1/17	3,214,206	3,204,749
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 3.17%, 4/1/17	2,750,878	2,645,344
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 3.56%, 4/1/17	2,211,347	2,233,299
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 4/1/17(3)	2,355,348	2,335,475
JPMorgan Mortgage Trust, Series 2016-4, Class A3, VRN, 3.50%, 4/1/17(3)	9,387,115	9,491,256
JPMorgan Mortgage Trust, Series 2017-1, Class A2, VRN, 3.50%, 4/1/17(3)	12,590,770	12,730,452
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 3.05%, 4/1/17	1,720,971	1,763,236
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 3.06%, 4/1/17	3,715,853	3,658,862
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 2.98%, 4/1/17	3,479,708	3,422,931
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A2, VRN, 2.98%, 4/1/17	1,739,854	1,769,148
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.83%, 4/1/17	476,561	491,150
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 4/1/17	577,270	583,750
Sequoia Mortgage Trust, Series 2013-12, Class A1 SEQ, 4.00%, 12/25/43(3)	1,548,801	1,595,560
Sequoia Mortgage Trust, Series 2017-1, Class A1, VRN, 3.50%, 4/1/17(3)	8,676,620	8,767,119
Sofi Mortgage Trust, Series 2016-1A, Class 1A4 SEQ, VRN, 3.00%, 4/1/17(3)	5,075,615	4,941,787
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-5, Class 5A, VRN, 3.38%, 4/1/17	3,167,445	3,161,557
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 3A2, VRN, 3.16%, 4/1/17	628,957	653,948
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 3.22%, 4/1/17	4,902,519	4,888,929
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 1.72%, 4/25/17	6,328,283	5,848,090
Towd Point Mortgage Trust, Series 2016-1, Class A1, VRN, 3.50%, 4/1/17(3)	8,034,531	8,199,713

29

	Principal Amount	Value
WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	$908,566	$954,622
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 3.00%, 4/1/17	4,245,442	4,155,402
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-A, Class A1, VRN, 3.11%, 4/1/17	829,394	837,631
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-DD, Class 2A6, VRN, 3.10%, 4/1/17	2,785,881	2,776,044
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-H, Class A1, VRN, 3.05%, 4/1/17	4,653,391	4,718,361
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-S, Class A1, VRN, 3.04%, 4/1/17	2,751,575	2,805,882
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 3.00%, 4/1/17	4,669,082	4,728,074
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-9, Class 1A11, 5.50%, 10/25/35	1,633,768	1,638,241
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-9, Class 2A6, 5.25%, 10/25/35	1,840,069	1,893,734
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 3.07%, 4/1/17	3,898,186	4,080,346
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A17, VRN, 3.07%, 4/1/17	1,264,837	1,290,842
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR12, Class 2A6, VRN, 3.11%, 4/1/17	2,771,323	2,841,098
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR13, Class A1, VRN, 1.28%, 4/25/17	8,352,996	7,783,493
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR7, Class 1A1, VRN, 3.10%, 4/1/17	2,493,924	2,492,476
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	3,111,371	3,104,768
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-13, Class A5, 6.00%, 10/25/36	2,870,606	2,881,752
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-9, Class 1A9 SEQ, 6.00%, 8/25/36	1,151,685	1,161,503
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 3.06%, 4/1/17	936,983	873,973
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	1,386,232	1,399,016
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	1,247,048	1,279,437
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	1,162,302	1,217,808
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 6.29%, 4/1/17	2,396,038	2,323,034
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	2,230,801	2,346,055
		257,729,280
U.S. Government Agency Collateralized Mortgage Obligations — 1.6%
FHLMC, Series 2016-DNA4, Class M2, VRN, 2.28%, 4/25/17	22,105,000	22,178,676
FHLMC, Series 2016-HQA3, Class M2, VRN, 2.33%, 4/25/17	14,249,000	14,353,253
FHLMC, Series 3397, Class GF, VRN, 1.41%, 4/15/17	1,304,767	1,307,366
FNMA, Series 1989-35, Class G SEQ, 9.50%, 7/25/19	1,074	1,138
FNMA, Series 2006-43, Class FM, VRN, 1.28%, 4/25/17	1,489,767	1,484,190
FNMA, Series 2007-36, Class FB, VRN, 1.38%, 4/25/17	3,301,711	3,301,299

30

	Principal Amount	Value
FNMA, Series 2014-C02, Class 1M2, VRN, 3.58%, 4/25/17	$14,425,000	$14,730,138
FNMA, Series 2014-C02, Class 2M2, VRN, 3.58%, 4/25/17	8,492,488	8,632,871
FNMA, Series 2016-C04, Class 1M1, VRN, 2.43%, 4/25/17	15,961,030	16,139,081
FNMA, Series 2016-C05, Class 2M1, VRN, 2.33%, 4/25/17	6,683,320	6,721,931
FNMA, Series 2017-C01, Class 1M1, VRN, 2.28%, 4/25/17	11,108,562	11,164,909
GNMA, Series 2007-5, Class FA, VRN, 1.12%, 4/20/17	2,795,675	2,785,224
		102,800,076
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $360,015,177)		360,529,356
ASSET-BACKED SECURITIES(4) — 4.7%
American Homes 4 Rent, Series 2014-SFR1, Class A, VRN, 1.94%, 4/17/17(3)	13,613,923	13,625,351
Avis Budget Rental Car Funding AESOP LLC, Series 2012-2A, Class A SEQ, 2.80%, 5/20/18(3)	4,000,000	4,005,203
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A SEQ, 2.10%, 3/20/19(3)	17,000,000	17,046,330
Chesapeake Funding LLC, Series 2014-1A, Class A, VRN, 1.25%, 4/7/17(3)	5,078,855	5,074,506
Colony American Homes, Series 2014-2A, Class A, VRN, 1.93%, 4/17/17(3)	13,310,940	13,300,175
Colony Starwood Homes, Series 2016-2A, Class A, VRN, 2.19%, 4/17/17(3)	24,194,529	24,386,237
Dell Equipment Finance Trust, Series 2015-2, Class A2B, VRN, 1.88%, 4/22/17(3)	1,934,901	1,936,563
Enterprise Fleet Financing LLC, Series 2014-2, Class A2 SEQ, 1.05%, 3/20/20(3)	4,310,887	4,305,221
Enterprise Fleet Financing LLC, Series 2015-2, Class A2 SEQ, 1.59%, 2/22/21(3)	9,211,759	9,213,350
Enterprise Fleet Financing LLC, Series 2016-1, Class A2 SEQ, 1.83%, 9/20/21(3)	10,003,072	10,001,341
Enterprise Fleet Financing LLC, Series 2017-1, Class A2 SEQ, 2.13%, 7/20/22(3)	11,500,000	11,516,212
Hertz Fleet Lease Funding LP, Series 2013-3, Class A, VRN, 1.41%, 4/10/17(3)	444,591	444,589
Hertz Fleet Lease Funding LP, Series 2014-1, Class A, VRN, 1.26%, 4/10/17(3)	1,684,827	1,684,619
Hertz Fleet Lease Funding LP, Series 2016-1, Class A1, VRN, 1.96%, 4/10/17(3)	10,675,000	10,725,127
Hertz Vehicle Financing LLC, Series 2013-1A, Class A2 SEQ, 1.83%, 8/25/19(3)	12,625,000	12,588,254
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(3)	1,869,175	1,863,843
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(3)	5,639,648	5,572,853
Hilton Grand Vacations Trust, Series 2017-AA, Class A SEQ, 2.66%, 12/26/28(3)	10,080,000	10,078,455
Honda Auto Receivables Owner Trust, Series 2017-1, Class A2 SEQ, 1.42%, 7/22/19	16,050,000	16,056,028
Hyundai Auto Receivables Trust, Series 2017-A, Class A2A SEQ, 1.48%, 2/18/20	18,000,000	17,999,919
Invitation Homes Trust, Series 2014-SFR1, Class A, VRN, 1.77%, 4/17/17(3)	12,235,062	12,244,060
Invitation Homes Trust, Series 2014-SFR3, Class A, VRN, 2.14%, 4/17/17(3)	8,406,867	8,417,556
MVW Owner Trust, Series 2013-1A, Class A SEQ, 2.15%, 4/22/30(3)	4,485,082	4,470,855

31

	Principal Amount	Value
MVW Owner Trust, Series 2014-1A, Class A, 2.25%, 9/22/31(3)	$7,111,276	$7,055,869
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(3)	5,817,822	5,791,281
MVW Owner Trust, Series 2016-1A, Class A SEQ, 2.25%, 12/20/33(3)	9,948,532	9,809,882
Progress Residential Trust, Series 2016-SFR2, Class A, VRN, 2.34%, 4/17/17(3)	10,035,000	10,138,174
Sierra Receivables Funding Co. LLC, Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(3)	17,300,000	17,425,733
Sierra Timeshare Receivables Funding LLC, Series 2014-1A, Class A SEQ, 2.07%, 3/20/30(3)	6,835,741	6,830,786
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A, 2.40%, 3/22/32(3)	3,763,518	3,774,290
Sierra Timeshare Receivables Funding LLC, Series 2016-1A, Class A SEQ, 3.08%, 3/21/33(3)	10,533,349	10,651,534
Toyota Auto Receivables Owner Trust, Series 2015-C, Class A2B, VRN, 1.24%, 4/15/17	410,200	410,260
US Airways Pass-Through Trust, Series 2013-1, Class A, 3.95%, 5/15/27	2,751,309	2,818,524
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(3)	17,061,294	17,001,199
TOTAL ASSET-BACKED SECURITIES (Cost $307,744,101)		308,264,179
COMMERCIAL MORTGAGE-BACKED SECURITIES(4) — 4.5%
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2014-ICTS, Class A, VRN, 1.71%, 4/15/17(3)	11,275,000	11,283,008
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class B, 3.49%, 4/14/33(3)	14,570,000	14,720,164
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(3)	14,000,000	14,344,207
BLCP Hotel Trust, Series 2014-CLRN, Class A, VRN, 1.86%, 4/15/17(3)	20,164,707	20,189,033
CD Commercial Mortgage Trust, Series 2016-CD1, Class A4 SEQ, 2.72%, 8/10/49	5,920,000	5,680,216
Commercial Mortgage Pass-Through Certificates, Series 2014-BBG, Class A, VRN, 1.71%, 4/15/17(3)	11,015,000	11,035,948
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class AM SEQ, VRN, 4.43%, 4/1/17	10,691,000	11,437,910
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class B, VRN, 4.71%, 4/1/17	10,000,000	10,808,480
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class AM, VRN, 4.19%, 4/1/17	10,000,000	10,508,404
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS5, Class AM, VRN, 4.19%, 4/1/17	14,000,000	14,586,664
Commercial Mortgage Pass-Through Certificates, Series 2015-CR22, Class AM, VRN, 3.60%, 4/1/17	15,000,000	15,182,211
Commercial Mortgage Pass-Through Certificates, Series 2016-CR28, Class B, VRN, 4.65%, 4/1/17	10,000,000	10,491,225
Core Industrial Trust, Series 2015-WEST, Class A SEQ, 3.29%, 2/10/37(3)	17,000,000	17,205,459
GS Mortgage Securities Corp. II, Series 2015-GC28, Class AS, 3.76%, 2/10/48	9,000,000	9,121,876
Hudson Yards Mortgage Trust, Series 2016-10HY, Class A SEQ, 2.84%, 8/10/38(3)	7,800,000	7,539,652

32

	Principal Amount	Value
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.17%, 4/10/17(3)	$15,252,000	$15,539,003
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, VRN, 4.34%, 4/1/17	12,185,000	12,620,734
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A4, 3.41%, 3/15/50	17,970,000	18,172,162
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class AS, 4.52%, 12/15/46	6,800,000	7,288,549
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class A, VRN, 1.81%, 4/15/17(3)	12,500,000	12,507,723
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A4, 2.82%, 8/15/49	15,000,000	14,525,715
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class AS SEQ, 3.06%, 8/15/49	4,500,000	4,366,136
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class AS, 3.14%, 8/15/49	12,575,000	12,269,485
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.45%, 4/1/17(3)	10,160,000	10,265,067
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $292,443,725)		291,689,031
U.S. GOVERNMENT AGENCY SECURITIES — 1.5%
FNMA, 2.125%, 4/24/26	4,540,000	4,338,765
FNMA, 6.625%, 11/15/30	67,150,000	94,819,560
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $96,243,202)		99,158,325
MUNICIPAL SECURITIES — 1.2%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	4,189,000	5,684,096
California GO, (Building Bonds), 7.60%, 11/1/40	1,055,000	1,578,079
City Public Service Board of San Antonio Rev., 5.99%, 2/1/39	1,700,000	2,178,040
Los Angeles Community College District GO, 6.75%, 8/1/49	1,600,000	2,330,080
Los Angeles Department of Water & Power Rev., 5.72%, 7/1/39	620,000	761,949
Los Angeles Unified School District GO, 5.98%, 5/1/27	1,000,000	1,238,350
Maryland State Transportation Authority Rev., 5.75%, 7/1/41	795,000	962,968
Metropolitan Transportation Authority Rev., 6.69%, 11/15/40	2,235,000	2,977,780
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40	2,070,000	2,792,182
Missouri Highway & Transportation Commission Rev., 5.45%, 5/1/33	2,050,000	2,437,122
New Jersey State Turnpike Authority Rev., 7.41%, 1/1/40	1,180,000	1,702,292
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	1,000,000	1,399,410
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 4.88%, 12/1/34	4,330,000	4,915,459
Oregon State Department of Transportation Highway User Tax Rev., Series 2010 A, (Building Bonds), 5.83%, 11/15/34	1,420,000	1,792,636
Pennsylvania Turnpike Commission Rev., 5.56%, 12/1/49	1,385,000	1,674,673
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	2,750,000	3,111,845
Port Authority of New York & New Jersey Rev., 4.46%, 10/1/62	1,000,000	1,047,710
Rutgers State University of New Jersey Rev., 5.67%, 5/1/40	4,715,000	5,555,826
Sacramento Municipal Utility District Electric Rev., 6.16%, 5/15/36	2,385,000	2,952,988

33

	Principal Amount	Value
Salt River Project Agricultural Improvement & Power District Rev., 4.84%, 1/1/41	$2,620,000	$3,004,092
San Diego County Regional Airport Authority Rev., 5.59%, 7/1/43	1,315,000	1,449,406
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	2,375,000	2,905,266
San Francisco Public Utilities Commission Water Rev., 6.95%, 11/1/50	1,135,000	1,604,924
Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/32	2,990,000	3,649,086
State of California GO, 6.65%, 3/1/22	1,660,000	1,955,214
State of California GO, 7.55%, 4/1/39	4,325,000	6,351,868
State of California GO, 7.30%, 10/1/39	3,660,000	5,151,340
State of Illinois GO, 5.10%, 6/1/33	4,462,000	4,079,116
State of Kansas Department of Transportation Rev., 4.60%, 9/1/35	1,665,000	1,851,197
University of California Rev., 5.95%, 5/15/45	1,630,000	2,014,892
TOTAL MUNICIPAL SECURITIES (Cost $70,639,326)		81,109,886
SOVEREIGN GOVERNMENTS AND AGENCIES — 1.2%
Chile — 0.1%
Chile Government International Bond, 3.25%, 9/14/21	1,580,000	1,637,670
Chile Government International Bond, 3.625%, 10/30/42	1,500,000	1,483,950
		3,121,620
Colombia — 0.1%
Colombia Government International Bond, 4.375%, 7/12/21	2,810,000	2,985,625
Colombia Government International Bond, 7.375%, 9/18/37	1,500,000	1,921,500
Colombia Government International Bond, 6.125%, 1/18/41	1,200,000	1,374,000
		6,281,125
Italy†
Republic of Italy Government International Bond, 6.875%, 9/27/23	1,920,000	2,246,026
Mexico — 0.2%
Mexico Government International Bond, 4.15%, 3/28/27	13,000,000	13,243,750
Mexico Government International Bond, MTN, 4.75%, 3/8/44	2,130,000	2,076,750
		15,320,500
Panama — 0.1%
Panama Government International Bond, 6.70%, 1/26/36	2,700,000	3,426,975
Peru — 0.1%
Peruvian Government International Bond, 6.55%, 3/14/37	680,000	881,450
Peruvian Government International Bond, 5.625%, 11/18/50	2,640,000	3,151,500
		4,032,950
Philippines — 0.1%
Philippine Government International Bond, 4.00%, 1/15/21	4,170,000	4,433,106
Philippine Government International Bond, 6.375%, 10/23/34	2,840,000	3,785,907
		8,219,013
Poland — 0.1%
Republic of Poland Government International Bond, 5.125%, 4/21/21	2,400,000	2,632,032

34

		Principal Amount/Shares	Value
Republic of Poland Government International Bond, 3.00%, 3/17/23		$1,290,000	$1,289,581
			3,921,613
Portugal — 0.4%
Portugal Obrigacoes do Tesouro OT, 2.875%, 10/15/25(3)	EUR	24,400,000	25,081,021
South Africa†
Republic of South Africa Government International Bond, 4.67%, 1/17/24		$1,500,000	1,521,945
Uruguay†
Uruguay Government International Bond, 4.375%, 10/27/27		980,000	1,028,020
Uruguay Government International Bond, 4.125%, 11/20/45		1,630,000	1,445,810
			2,473,830
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $75,311,592)			75,646,618
TEMPORARY CASH INVESTMENTS(6) — 1.2%
Credit Agricole Corporate and Investment Bank, 0.80%, 4/3/17(7)		11,234,000	11,233,172
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.75% - 2.75%, 7/31/17 - 2/15/24, valued at $23,597,976), in a joint trading account at 0.67%, dated 3/31/17, due 4/3/17 (Delivery value $23,118,325)			23,117,034
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.875%, 8/15/45, valued at $42,787,517), at 0.22%, dated 3/31/17, due 4/3/17 (Delivery value $41,948,769)			41,948,000
State Street Institutional U.S. Government Money Market Fund, Premier Class		1,560,224	1,560,224
TOTAL TEMPORARY CASH INVESTMENTS (Cost $77,858,765)			77,858,430
TOTAL INVESTMENT SECURITIES — 111.1% (Cost $7,193,511,758)			7,221,247,456
OTHER ASSETS AND LIABILITIES(8) — (11.1)%			(723,602,324)
TOTAL NET ASSETS — 100.0%			$6,497,645,132

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	45,901,178	EUR	43,167,184	JPMorgan Chase Bank N.A.	6/21/17	$(319,472)
USD	16,199,970	GBP	13,300,140	Credit Suisse AG	6/21/17	(494,901)
						$(814,373)

35

SWAP AGREEMENTS

CENTRALLY CLEARED CREDIT DEFAULT
Reference Entity	Notional Amount	Buy/Sell* Protection	Interest Rate	Termination Date	Implied Credit Spread**	Unrealized Appreciation (Depreciation)	Value
Markit CDX North America Investment Grade Index Series 26	$40,000,000	Sell	1.00%	6/20/21	0.50%	$422,913	$826,944
Markit CDX North America Investment Grade Index Series 27	25,000,000	Sell	1.00%	12/20/21	0.59%	210,032	471,225
						$632,945	$1,298,169

TOTAL RETURN
Counterparty	Notional Amount	Floating Rate Referenced Index	Pay/Receive Total Return of Referenced Index	Fixed Rate	Termination Date	Value
Bank of America N.A.(9)	$20,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.26%	11/15/26	$65,447
Bank of America N.A.(9)	20,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.29%	11/16/26	13,626
Bank of America N.A.(9)	20,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.28%	11/21/26	34,943
Barclays Bank plc(9)	25,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.25%	11/15/26	111,866
Barclays Bank plc(9)	25,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.28%	11/16/26	32,098
Barclays Bank plc(9)	25,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.26%	11/21/26	75,014
Goldman Sachs & Co.	13,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.25%	11/15/26	62,076
Goldman Sachs & Co.	13,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.28%	11/16/26	15,386
Goldman Sachs & Co.	19,300,000	U.S. CPI Urban Consumers NSA Index	Receive	2.28%	11/21/26	24,036
						$434,492

*The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

**Implied credit spreads for centrally cleared credit default swap agreements are linked to the weighted average spread across the underlying reference entities included in a particular index. Implied credit spreads serve as an indication of the seller's performance risk related to the likelihood of a credit event occurring as defined in the agreement. Implied credit spreads are used to determine the value of swap agreements and reflect the cost of buying/selling protection, which may include upfront payments made/received upon entering the agreement. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform under the contract terms. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk.

36

FUTURES CONTRACTS
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
845	U.S. Treasury 2-Year Notes	June 2017	$182,902,891	$(133,904)
348	U.S. Treasury 5-Year Notes	June 2017	40,968,844	232,626
			$223,871,735	$98,722

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
665	Euro-Bobl 5-Year Bonds	June 2017	$93,501,802	$260,550
210	Euro-Bund 10-Year Bonds	June 2017	36,162,593	(302,736)
531	U.K. Gilt 10-Year Bonds	June 2017	84,877,717	(696,875)
			$214,542,112	$(739,061)

NOTES TO SCHEDULE OF INVESTMENTS
CDX	-	Credit Derivatives Indexes
CPI	-	Consumer Price Index
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GBP	-	British Pound
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
MTN	-	Medium Term Note
NSA	-	Not Seasonally Adjusted
SEQ	-	Sequential Payer
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
†    Category is less than 0.05% of total net assets.

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $5,768,226.

(2)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(3)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $668,151,180, which represented 10.3% of total net assets.

(4)	Final maturity date indicated, unless otherwise noted.

(5)	Forward commitment. Settlement date is indicated.

(6)
Category includes collateral received at the custodian bank for margin requirements on forward commitments and/or swap agreements. At the period end, the aggregate value of cash deposits received was $3,061,950.

(7)	The rate indicated is the yield to maturity at purchase.

(8)	Amount relates primarily to payable for investments purchased, but not settled, at period end.

(9)	Collateral has been received at the custodian bank for margin requirements on swap agreements. At the period end, the aggregate value of securities received was $503,922.

See Notes to Financial Statements.

37

Statement of Assets and Liabilities

MARCH 31, 2017
Assets
Investment securities, at value (cost of $7,193,511,758)	$7,221,247,456
Foreign currency holdings, at value (cost of $2,607,455)	2,606,201
Receivable for investments sold	4,532,369
Receivable for capital shares sold	6,911,248
Receivable for variation margin on futures contracts	162,244
Receivable for variation margin on swap agreements	18,333
Swap agreements, at value	434,492
Interest receivable	37,862,041
7,273,774,384

Liabilities
Disbursements in excess of demand deposit cash	86,739
Payable for collateral received for forward commitments and swap agreements	3,061,950
Payable for investments purchased	752,598,902
Payable for capital shares redeemed	16,827,578
Payable for variation margin on futures contracts	9,613
Unrealized depreciation on forward foreign currency exchange contracts	814,373
Accrued management fees	2,578,231
Distribution and service fees payable	151,866
776,129,252

Net Assets	$6,497,645,132

Net Assets Consist of:
Capital paid in	$6,490,135,889
Distributions in excess of net investment income	(2,074,835)
Accumulated net realized loss	(17,759,555)
Net unrealized appreciation	27,343,633
$6,497,645,132

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$2,895,839,551	271,134,424	$10.68
Institutional Class	$2,801,686,107	262,293,753	$10.68
A Class	$414,571,295	38,799,783	$10.68*
C Class	$66,393,535	6,214,909	$10.68
R Class	$14,318,420	1,340,256	$10.68
R6 Class	$304,836,224	28,530,558	$10.68
*Maximum offering price $11.18 (net asset value divided by 0.955).

See Notes to Financial Statements.

38

Statement of Operations

YEAR ENDED MARCH 31, 2017
Investment Income (Loss)
Income:
Interest	$144,865,353

Expenses:
Management fees	27,228,011
Distribution and service fees:
A Class	1,108,276
C Class	765,552
R Class	94,825
Trustees' fees and expenses	328,731
Other expenses	216,549
29,741,944

Net investment income (loss)	115,123,409

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	1,089,568
Futures contract transactions	(2,136,263)
Swap agreement transactions	(399,925)
Foreign currency transactions	5,654,818
4,208,198

Change in net unrealized appreciation (depreciation) on:
Investments	(99,925,342)
Futures contracts	(836,062)
Swap agreements	1,298,276
Translation of assets and liabilities in foreign currencies	3,469,867
(95,993,261)

Net realized and unrealized gain (loss)	(91,785,063)

Net Increase (Decrease) in Net Assets Resulting from Operations	$23,338,346

See Notes to Financial Statements.

39

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2017 AND MARCH 31, 2016
Increase (Decrease) in Net Assets	March 31, 2017	March 31, 2016
Operations
Net investment income (loss)	$115,123,409	$105,170,141
Net realized gain (loss)	4,208,198	2,863,287
Change in net unrealized appreciation (depreciation)	(95,993,261)	(41,018,454)
Net increase (decrease) in net assets resulting from operations	23,338,346	67,014,974

Distributions to Shareholders
From net investment income:
Investor Class	(50,704,096)	(54,352,472)
Institutional Class	(63,863,974)	(66,543,357)
A Class	(8,864,792)	(11,125,155)
B Class	—	(31,889)
C Class	(955,662)	(1,327,237)
R Class	(329,460)	(406,875)
R6 Class	(3,256,413)	(2,194,507)
From net realized gains:
Investor Class	(2,768,117)	—
Institutional Class	(3,553,001)	—
A Class	(533,222)	—
C Class	(90,363)	—
R Class	(19,087)	—
R6 Class	(152,609)	—
Decrease in net assets from distributions	(135,090,796)	(135,981,492)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	1,596,477,250	(231,851,342)

Net increase (decrease) in net assets	1,484,724,800	(300,817,860)

Net Assets
Beginning of period	5,012,920,332	5,313,738,192
End of period	$6,497,645,132	$5,012,920,332

Undistributed (distributions in excess of) net investment income	$(2,074,835)	$6,141,079

See Notes to Financial Statements.

40

Notes to Financial Statements

MARCH 31, 2017

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Diversified Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek a high level of income by investing in non-money market debt securities.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. On October 16, 2015, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been

41

declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there

42

are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. and American Century Strategic Asset Allocations, Inc. own, in aggregate, 11% of the shares of the fund.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2925% to 0.4100%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class and 0.0000% to 0.0600% for the R6 Class. The effective annual management fee for each class for the year ended March 31, 2017 was 0.59% for the Investor Class, A Class, C Class and R Class, 0.39% for the Institutional Class and 0.34% for the R6 Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2017 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

43

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended March 31, 2017 totaled $9,759,215,501, of which $8,470,456,153 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended March 31, 2017 totaled $7,971,173,864, of which $7,103,626,246 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2017		Year ended March 31, 2016
	Shares	Amount	Shares	Amount
Investor Class
Sold	123,209,664	$1,317,963,425	53,545,639	$577,229,620
Issued in reinvestment of distributions	4,812,728	52,198,597	4,881,718	52,579,258
Redeemed	(51,911,549)	(561,458,844)	(50,545,399)	(544,645,783)
	76,110,843	808,703,178	7,881,958	85,163,095
Institutional Class
Sold	122,841,167	1,341,969,185	64,927,663	701,543,612
Issued in reinvestment of distributions	5,558,799	60,221,808	5,509,950	59,386,284
Redeemed	(71,951,897)	(776,358,120)	(103,072,900)	(1,109,910,699)
	56,448,069	625,832,873	(32,635,287)	(348,980,803)
A Class
Sold	11,456,486	124,814,369	17,285,821	188,346,625
Issued in reinvestment of distributions	852,026	9,249,317	1,007,641	10,851,284
Redeemed	(15,257,994)	(165,741,352)	(14,555,526)	(157,138,602)
	(2,949,482)	(31,677,666)	3,737,936	42,059,307
B Class
Sold	N/A		278	3,010
Issued in reinvestment of distributions			2,404	26,047
Redeemed			(547,597)	(5,935,418)
			(544,915)	(5,906,361)
C Class
Sold	837,702	9,103,168	1,276,522	13,788,265
Issued in reinvestment of distributions	79,729	864,668	98,917	1,063,892
Redeemed	(2,146,796)	(23,218,108)	(1,526,068)	(16,464,043)
	(1,229,365)	(13,250,272)	(150,629)	(1,611,886)
R Class
Sold	655,943	7,141,790	1,150,071	12,481,730
Issued in reinvestment of distributions	31,983	347,726	37,589	404,991
Redeemed	(1,217,816)	(13,176,809)	(1,227,535)	(13,255,183)
	(529,890)	(5,687,293)	(39,875)	(368,462)
R6 Class
Sold	24,291,336	259,524,519	3,038,262	32,849,977
Issued in reinvestment of distributions	318,653	3,409,022	203,595	2,194,500
Redeemed	(4,691,030)	(50,377,111)	(3,421,737)	(37,250,709)
	19,918,959	212,556,430	(179,880)	(2,206,232)
Net increase (decrease)	147,769,134	$1,596,477,250	(21,930,692)	$(231,851,342)

44

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities	—	$2,433,968,169	—
Corporate Bonds	—	1,922,451,533	—
U.S. Government Agency Mortgage-Backed Securities	—	1,570,571,929	—
Collateralized Mortgage Obligations	—	360,529,356	—
Asset-Backed Securities	—	308,264,179	—
Commercial Mortgage-Backed Securities	—	291,689,031	—
U.S. Government Agency Securities	—	99,158,325	—
Municipal Securities	—	81,109,886	—
Sovereign Governments and Agencies	—	75,646,618	—
Temporary Cash Investments	$1,560,224	76,298,206	—
	$1,560,224	$7,219,687,232	—
Other Financial Instruments
Futures Contracts	$232,626	$260,550	—
Swap Agreements	—	1,732,661	—
	$232,626	$1,993,211	—

Liabilities
Other Financial Instruments
Futures Contracts	$133,904	$999,611	—
Forward Foreign Currency Exchange Contracts	—	814,373	—
	$133,904	$1,813,984	—

45

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $84,285,714.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $194,767,691.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 1,241 contracts.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $122,388,889.

46

Value of Derivative Instruments as of March 31, 2017

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$18,333	Payable for variation margin on swap agreements*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	—	Unrealized depreciation on forward foreign currency exchange contracts	$814,373
Interest Rate Risk	Receivable for variation margin on futures contracts*	162,244	Payable for variation margin on futures contracts*	9,613
Other Contracts	Swap agreements	434,492	Swap agreements	—
		$615,069		$823,986

* Included in the unrealized appreciation (depreciation) on centrally cleared credit default swap agreements or futures contracts, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2017

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$638,075	Change in net unrealized appreciation (depreciation) on swap agreements	$632,945
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	5,767,531	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	3,521,896
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(2,136,263)	Change in net unrealized appreciation (depreciation) on futures contracts	(836,062)
Other Contracts	Net realized gain (loss) on swap agreement transactions	(1,038,000)	Change in net unrealized appreciation (depreciation) on swap agreements	665,331
		$3,231,343		$3,984,110

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2017 and March 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$132,972,508	$135,981,492
Long-term capital gains	$2,118,288	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

47

As of March 31, 2017, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$7,194,216,616
Gross tax appreciation of investments	$96,454,944
Gross tax depreciation of investments	(69,424,104)
Net tax appreciation (depreciation) of investments	27,030,840
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	1,039,727
Net tax appreciation (depreciation)	$28,070,567
Other book-to-tax adjustments	$(1,243,705)
Undistributed ordinary income	—
Post-October capital loss deferral	$(16,944,979)
Late-year ordinary loss deferral	$(2,372,640)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts and futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

10. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

11. Corporate Event

The Institutional Class was renamed to the I Class effective April 10, 2017.

48

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$10.88	0.22	(0.17)	0.05	(0.24)	(0.01)	(0.25)	$10.68	0.51%	0.60%	2.02%	133%	$2,895,840
2016	$11.01	0.22	(0.06)	0.16	(0.29)	—	(0.29)	$10.88	1.49%	0.60%	2.04%	174%	$2,122,636
2015	$10.69	0.23	0.35	0.58	(0.26)	—	(0.26)	$11.01	5.47%	0.60%	2.10%	153%	$2,060,908
2014	$11.08	0.22	(0.26)	(0.04)	(0.26)	(0.09)	(0.35)	$10.69	(0.35)%	0.60%	2.01%	140%	$1,622,821
2013	$11.01	0.24	0.20	0.44	(0.27)	(0.10)	(0.37)	$11.08	4.02%	0.60%	2.11%	115%	$1,875,447
Institutional Class
2017	$10.88	0.24	(0.16)	0.08	(0.27)	(0.01)	(0.28)	$10.68	0.71%	0.40%	2.22%	133%	$2,801,686
2016	$11.01	0.24	(0.06)	0.18	(0.31)	—	(0.31)	$10.88	1.69%	0.40%	2.24%	174%	$2,240,569
2015	$10.69	0.25	0.35	0.60	(0.28)	—	(0.28)	$11.01	5.68%	0.40%	2.30%	153%	$2,626,563
2014	$11.08	0.24	(0.26)	(0.02)	(0.28)	(0.09)	(0.37)	$10.69	(0.15)%	0.40%	2.21%	140%	$2,380,507
2013	$11.01	0.26	0.21	0.47	(0.30)	(0.10)	(0.40)	$11.08	4.23%	0.40%	2.31%	115%	$3,302,704
A Class
2017	$10.89	0.19	(0.17)	0.02	(0.22)	(0.01)	(0.23)	$10.68	0.17%	0.85%	1.77%	133%	$414,571
2016	$11.02	0.19	(0.06)	0.13	(0.26)	—	(0.26)	$10.89	1.24%	0.85%	1.79%	174%	$454,565
2015	$10.69	0.20	0.36	0.56	(0.23)	—	(0.23)	$11.02	5.30%	0.85%	1.85%	153%	$418,741
2014	$11.09	0.19	(0.27)	(0.08)	(0.23)	(0.09)	(0.32)	$10.69	(0.69)%	0.85%	1.76%	140%	$343,248
2013	$11.01	0.21	0.21	0.42	(0.24)	(0.10)	(0.34)	$11.09	3.86%	0.85%	1.86%	115%	$653,771

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2017	$10.89	0.11	(0.17)	(0.06)	(0.14)	(0.01)	(0.15)	$10.68	(0.57)%	1.60%	1.02%	133%	$66,394
2016	$11.01	0.11	(0.05)	0.06	(0.18)	—	(0.18)	$10.89	0.57%	1.60%	1.04%	174%	$81,039
2015	$10.69	0.12	0.35	0.47	(0.15)	—	(0.15)	$11.01	4.42%	1.60%	1.10%	153%	$83,655
2014	$11.09	0.11	(0.27)	(0.16)	(0.15)	(0.09)	(0.24)	$10.69	(1.43)%	1.60%	1.01%	140%	$91,892
2013	$11.01	0.13	0.21	0.34	(0.16)	(0.10)	(0.26)	$11.09	3.08%	1.60%	1.11%	115%	$168,357
R Class
2017	$10.89	0.16	(0.17)	(0.01)	(0.19)	(0.01)	(0.20)	$10.68	(0.08)%	1.10%	1.52%	133%	$14,318
2016	$11.02	0.17	(0.07)	0.10	(0.23)	—	(0.23)	$10.89	0.98%	1.10%	1.54%	174%	$20,362
2015	$10.70	0.18	0.34	0.52	(0.20)	—	(0.20)	$11.02	4.94%	1.10%	1.60%	153%	$21,041
2014	$11.09	0.16	(0.25)	(0.09)	(0.21)	(0.09)	(0.30)	$10.70	(0.84)%	1.10%	1.51%	140%	$23,114
2013	$11.01	0.18	0.22	0.40	(0.22)	(0.10)	(0.32)	$11.09	3.60%	1.10%	1.61%	115%	$32,758
R6 Class
2017	$10.89	0.24	(0.17)	0.07	(0.27)	(0.01)	(0.28)	$10.68	0.67%	0.35%	2.27%	133%	$304,836
2016	$11.01	0.25	(0.06)	0.19	(0.31)	—	(0.31)	$10.89	1.83%	0.35%	2.29%	174%	$93,751
2015	$10.69	0.24	0.37	0.61	(0.29)	—	(0.29)	$11.01	5.73%	0.35%	2.35%	153%	$96,829
2014(3)	$10.72	0.17	0.09	0.26	(0.20)	(0.09)	(0.29)	$10.69	2.39%	0.35%(4)	2.33%(4)	140%(5)	$26

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through March 31, 2014.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the American Century Investment Trust and Shareholders of the Diversified Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Diversified Bond Fund (one of the ten funds constituting the American Century Investment Trust, hereafter referred to as the “Fund”) as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2017

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	126	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Proxy Voting Results

A special meeting of shareholders was held on June 13, 2016, to vote on the following proposal. The proposal received the required number of votes and was adopted. A summary of voting results is listed below.

To elect four trustees to the Board of Trustees of American Century Investment Trust:

	Affirmative	Withhold
Tanya S. Beder	$11,245,587,866	$88,169,279
Jeremy I. Bulow	$11,247,094,163	$86,662,982
Anne Casscells	$11,241,523,389	$92,233,756
Jonathan D. Levin	$11,242,680,933	$91,076,212
The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, Ronald J. Gilson, Frederick L. A. Grauer, Peter F. Pervere and John B. Shoven.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund hereby designates $4,951,958 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2017.
The fund hereby designates $2,118,288, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2017.

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92280 1705

Annual Report

March 31, 2017

High-Yield Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Risk-On Rebound From Global Economic Concerns of Early 2016

Stocks, high-yield bonds, and commodities rebounded from severe downturns in early 2016 that were triggered by China’s economic slowdown. Since then, growth conditions in China and the rest of the world have generally improved. For the reporting period, the S&P 500 Index, the Bloomberg Barclays U.S. Corporate High-Yield Bond Index, and the S&P Goldman Sachs Commodities Index returned 17.17%, 16.39%, and 8.45%, respectively. This risk-on rebound also drove government bond yields higher, resulting in declines for indices such as the Bloomberg Barclays U.S. Treasury Bond Index (-1.44%). The broader taxable investment-grade U.S. bond market performed better, but still significantly underperformed stocks; the Bloomberg Barclays U.S. Aggregate Bond Index returned 0.44%.

Investors could thank the world’s major central banks and the “Trump Trade” for the risk-on rebound, which occurred with a backdrop of landmark political events, including Brexit (the U.K. vote to leave the European Union) and Donald Trump’s U.S. presidential election victory. Central bank stimulus helped to propel the markets past China- and Brexit-related volatility, followed by Trump victory-inspired optimism about U.S. growth that further boosted higher-risk markets.

But the Trump Trade could prove to be double edged—investor optimism faded as health care reform stalled in Congress and other U.S. fiscal policy proposals looked like they’d face significant hurdles. Meanwhile, the Federal Reserve raised its interest rate target during the reporting period, and suggested that it might raise rates again and start gradually reducing its balance sheet by the end of 2017. These factors, plus rising inflation and continuing geopolitical risks, could impede further risk-on sentiment. In this unsettled environment, we believe in remaining focused on investment goals, using disciplined, actively managed, risk-aware strategies. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ABHIX	12.62%	5.26%	5.97%	—	9/30/97
Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index	—	16.39%	6.81%	7.54%		—
Institutional Class	ACYIX	12.85%	5.47%	6.18%	—	8/2/04
A Class	AHYVX					3/8/02
No sales charge		12.35%	4.99%	5.71%	—
With sales charge		7.34%	4.05%	5.22%	—
C Class	AHDCX	11.51%	4.21%	4.92%	—	12/10/01
R Class	AHYRX	12.06%	4.73%	5.45%	—	7/29/05
R6 Class	AHYDX	12.90%	—	—	4.11%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available. Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge. Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2017
Investor Class — $17,867

Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index— $20,690

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
0.85%	0.65%	1.10%	1.85%	1.35%	0.60%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Kevin Akioka, Gavin Fleischman, and David MacEwen

Performance Summary

High-Yield returned 12.62%* for the 12 months ended March 31, 2017, compared with the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index, which gained 16.39%. Fund returns reflect operating expenses, while index returns do not.

High-Yield’s absolute return reflected the favorable environment for high-yield corporate bonds during the 12-month period. Against a backdrop of improving economic data, corporate earnings growth, stabilizing oil prices, and optimism surrounding President Trump’s proposed policy agenda, a “risk-on” sentiment prevailed among investors, and stocks, commodities, and high-yield bonds were the main beneficiaries. Meanwhile, yields on U.S. Treasuries moved higher, but from a historical perspective, yields on government and other investment-grade bonds still remained relatively low, fueling the ongoing investor demand for yield. This demand also helped drive high-yield bond returns higher. Furthermore, high-yield issuance improved late in the period, and the sector’s trailing 12-month default rate declined, ending the period at 4.7% after climbing to 5.7% in the fourth quarter of 2016.

Within the fund, sector allocation and security selection primarily accounted for the fund’s underperformance relative to the Bloomberg Barclays index.

Positioning, Security Selection in Commodities-Related Sectors Detracted

Oil and other commodities prices recovered during the period, and the commodities-related industries (which represent a large portion of the Bloomberg Barclays index) generally propelled the high-yield bond sector higher. The portfolio’s underweight exposure to these areas accounted for the majority of the fund’s relative underperformance. In particular, underweight positions in the energy sector’s oilfield services and exploration and production industries weighed on results. We continued to believe fundamentals among many oilfield services companies were stretched. Security selection within the industry also detracted, as we favored higher-quality companies, which lagged their lower-quality counterparts. Similarly, security selection within the energy exploration and production industry detracted, due to our preference for higher-quality companies. In addition, we maintained an underweight position to the metals and mining industry, which, along with security selection, detracted from relative results.

Furthermore, as is typical in rallying markets and when investor inflows are strong, the portfolio’s small cash allocation weighed on relative results.

On a positive note, security selection within the home construction and wireline industries aided performance. In addition, security selection and an underweight position in securities with BB credit ratings also aided relative performance. Conversely, an underweight position in securities with CCC ratings, an overweight position in B-rated securities, and security selection within both quality buckets detracted from performance. Overall, the portfolio had a slightly higher quality bias than the index, which weighed on the fund’s relative performance as the period’s high-yield rally generally favored lower-quality securities.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

Portfolio Positioning

We remain cautiously optimistic for high-yield corporate bonds. On one hand, we believe the following three factors are providing stability to the high-yield market: 1) economic and corporate earnings backdrops are favorable; 2) defaults remain relatively low (Moody’s Investors Service expects the U.S. speculative-grade default rate to fall from its March 2017 level of 4.7% to 3.0% by the end of 2017); and 3) issuance is still healthy. On the other hand, high-yield valuations remain high, particularly in the wake of recent strong performance and significant spread tightening (a narrowing of the yield difference between Treasury and high-yield bonds of similar maturity).

Against this backdrop, we continue to believe securities with B credit ratings represent good value. In addition, we expect to add selectively to positions in the energy sector, where, despite recent gains, we continue to find attractive opportunities. We believe the health care sector also may present opportunities, particularly in the underperforming pharmaceuticals industry, where drug pricing issues have driven down bond prices. In health care and many other industries, including banking, finance, telecommunications, construction, etc., the investment backdrop remains somewhat uncertain, as we await potential regulatory and other pro-growth reforms from the Trump administration. In the meantime, our bottom-up security selection process, which strives to identify bonds with attractive yields, solid balance sheets, and good fundamentals trading at attractive valuations, will remain a key factor in seeking strong relative performance.

6

Fund Characteristics

MARCH 31, 2017
Portfolio at a Glance
Average Duration (effective)	3.8 years
Weighted Average Life	4.6 years

Types of Investments in Portfolio	% of net assets
Corporate Bonds	93.1%
Common Stocks	0.3%
Asset-Backed Securities	0.3%
Sovereign Governments and Agencies	0.1%
Exchange-Traded Funds	0.1%
Collateralized Mortgage Obligations	0.1%
Temporary Cash Investments	4.2%
Other Assets and Liabilities	1.8%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2016 to March 31, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/16	Ending Account Value 3/31/17	Expenses Paid During Period(1) 10/1/16 - 3/31/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,031.30	$4.30	0.85%
Institutional Class	$1,000	$1,032.30	$3.29	0.65%
A Class	$1,000	$1,030.00	$5.57	1.10%
C Class	$1,000	$1,026.20	$9.35	1.85%
R Class	$1,000	$1,028.70	$6.83	1.35%
R6 Class	$1,000	$1,032.60	$3.04	0.60%
Hypothetical
Investor Class	$1,000	$1,020.69	$4.28	0.85%
Institutional Class	$1,000	$1,021.69	$3.28	0.65%
A Class	$1,000	$1,019.45	$5.54	1.10%
C Class	$1,000	$1,015.71	$9.30	1.85%
R Class	$1,000	$1,018.20	$6.79	1.35%
R6 Class	$1,000	$1,021.94	$3.02	0.60%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

MARCH 31, 2017

	Principal Amount	Value
CORPORATE BONDS — 93.1%
Aerospace and Defense — 0.9%
Bombardier, Inc., 4.75%, 4/15/19(1)	$475,000	$483,906
Bombardier, Inc., 5.75%, 3/15/22(1)	1,500,000	1,475,625
Bombardier, Inc., 6.00%, 10/15/22(1)	665,000	658,017
Bombardier, Inc., 7.50%, 3/15/25(1)	1,100,000	1,133,000
KLX, Inc., 5.875%, 12/1/22(1)	845,000	874,575
TransDigm, Inc., 6.00%, 7/15/22	1,650,000	1,675,740
TransDigm, Inc., 6.375%, 6/15/26	1,875,000	1,880,794
		8,181,657
Air Freight and Logistics — 0.1%
XPO Logistics, Inc., 6.50%, 6/15/22(1)	860,000	906,225
Airlines — 0.3%
American Airlines Group, Inc., 4.625%, 3/1/20(1)	1,350,000	1,371,937
United Continental Holdings, Inc., 5.00%, 2/1/24	2,000,000	2,002,500
		3,374,437
Auto Components — 1.2%
American Axle & Manufacturing, Inc., 6.25%, 3/15/21	500,000	515,000
American Axle & Manufacturing, Inc., 6.625%, 10/15/22	1,330,000	1,376,550
Goodyear Tire & Rubber Co. (The), 7.00%, 5/15/22	1,450,000	1,509,342
Goodyear Tire & Rubber Co. (The), 5.125%, 11/15/23	1,935,000	2,018,447
Schaeffler Finance BV, 4.25%, 5/15/21(1)	1,475,000	1,502,656
Tenneco, Inc., 5.00%, 7/15/26	1,700,000	1,669,179
ZF North America Capital, Inc., 4.50%, 4/29/22(1)	976,000	1,019,920
ZF North America Capital, Inc., 4.75%, 4/29/25(1)	1,415,000	1,469,831
		11,080,925
Automobiles — 0.3%
Fiat Chrysler Automobiles NV, 4.50%, 4/15/20	1,615,000	1,653,356
Jaguar Land Rover Automotive plc, 3.50%, 3/15/20(1)	1,000,000	1,011,250
		2,664,606
Banks — 1.7%
Akbank TAS, VRN, 7.20%, 3/16/22(1)	1,600,000	1,656,163
Banco GNB Sudameris SA, 6.50%, 4/3/27(1)(2)	2,000,000	2,031,900
Barclays Bank plc, 7.625%, 11/21/22	1,150,000	1,259,911
BBVA Banco Continental SA, 3.25%, 4/8/18(1)	1,840,000	1,867,968
ICICI Bank Ltd. (Dubai), 4.70%, 2/21/18	920,000	941,586
Intesa Sanpaolo SpA, 5.02%, 6/26/24(1)	5,400,000	5,087,076
Lloyds Banking Group plc, VRN, 6.66%, 5/21/37(1)	2,750,000	3,004,375
Royal Bank of Scotland Group plc, 6.125%, 12/15/22	470,000	498,232
		16,347,211
Biotechnology — 0.2%
AMAG Pharmaceuticals, Inc., 7.875%, 9/1/23(1)	1,885,000	1,795,462
Concordia International Corp., 9.50%, 10/21/22(1)	820,000	184,500

10

	Principal Amount	Value
Concordia International Corp., 7.00%, 4/15/23(1)	$1,235,000	$243,913
		2,223,875
Building Products — 0.1%
Masco Corp., 5.95%, 3/15/22	700,000	786,959
Masco Corp., 4.45%, 4/1/25	415,000	435,227
		1,222,186
Capital Markets — 0.2%
Dresdner Funding Trust I, 8.15%, 6/30/31(1)	1,665,000	1,973,025
Chemicals — 1.5%
Ashland LLC, 4.75%, 8/15/22	2,500,000	2,596,875
Blue Cube Spinco, Inc., 9.75%, 10/15/23	1,155,000	1,388,887
CF Industries, Inc., 3.45%, 6/1/23	1,338,000	1,267,755
Chemours Co. (The), 6.625%, 5/15/23	1,250,000	1,331,250
Hexion, Inc., 6.625%, 4/15/20	1,450,000	1,337,625
Huntsman International LLC, 4.875%, 11/15/20	975,000	1,021,313
Huntsman International LLC, 5.125%, 11/15/22	705,000	740,250
INEOS Group Holdings SA, 5.625%, 8/1/24(1)	2,250,000	2,261,250
Platform Specialty Products Corp., 10.375%, 5/1/21(1)	250,000	278,750
Platform Specialty Products Corp., 6.50%, 2/1/22(1)	700,000	729,750
Tronox Finance LLC, 6.375%, 8/15/20	925,000	933,094
		13,886,799
Commercial Services and Supplies — 1.5%
ADT Corp. (The), 6.25%, 10/15/21	2,000,000	2,183,800
Clean Harbors, Inc., 5.25%, 8/1/20	1,975,000	2,010,550
Covanta Holding Corp., 5.875%, 3/1/24	2,241,000	2,280,217
Envision Healthcare Corp., 5.125%, 7/1/22(1)	2,260,000	2,311,551
Global A&T Electronics Ltd., 10.00%, 2/1/19(1)	250,000	181,875
Iron Mountain, Inc., 5.75%, 8/15/24	2,850,000	2,921,250
Prime Security Services Borrower LLC / Prime Finance, Inc., 9.25%, 5/15/23(1)	1,900,000	2,087,625
		13,976,868
Communications Equipment — 0.7%
CommScope Technologies LLC, 5.00%, 3/15/27(1)	2,000,000	2,001,900
CommScope, Inc., 5.50%, 6/15/24(1)	863,000	895,639
Ihs Netherlands Holdco BV, 9.50%, 10/27/21(1)	1,100,000	1,133,506
Zayo Group LLC / Zayo Capital, Inc., 6.00%, 4/1/23	2,210,000	2,345,362
		6,376,407
Construction and Engineering — 0.2%
SBA Communications Corp., 4.875%, 7/15/22	1,500,000	1,526,250
Construction Materials — 0.8%
Builders FirstSource, Inc., 10.75%, 8/15/23(1)	1,010,000	1,179,175
Builders FirstSource, Inc., 5.625%, 9/1/24(1)	1,404,000	1,430,325
Ply Gem Industries, Inc., 6.50%, 2/1/22	2,650,000	2,783,958
Standard Industries, Inc., 6.00%, 10/15/25(1)	850,000	881,875
USG Corp., 5.50%, 3/1/25(1)	1,015,000	1,059,406
		7,334,739
Consumer Discretionary — 0.2%
Grupo Unicomer Co. Ltd., 7.875%, 4/1/24(1)	1,650,000	1,732,500

11

	Principal Amount	Value
Consumer Finance — 1.9%
CIT Group, Inc., 5.50%, 2/15/19(1)	$1,000,000	$1,053,750
CIT Group, Inc., 3.875%, 2/19/19	1,000,000	1,028,100
CIT Group, Inc., 5.00%, 8/15/22	2,290,000	2,403,057
CIT Group, Inc., 5.00%, 8/1/23	1,250,000	1,306,250
GLP Capital LP / GLP Financing II, Inc., 5.375%, 11/1/23	1,325,000	1,411,125
Harland Clarke Holdings Corp., 9.25%, 3/1/21(1)	500,000	488,125
IHS Markit Ltd., 4.75%, 2/15/25(1)	500,000	516,250
Navient Corp., 5.00%, 10/26/20	1,300,000	1,300,000
Navient Corp., 5.50%, 1/25/23	3,250,000	3,115,937
Navient Corp., MTN, 6.125%, 3/25/24	500,000	478,750
OneMain Financial Holdings LLC, 6.75%, 12/15/19(1)	1,000,000	1,048,750
Park Aerospace Holdings Ltd., 5.25%, 8/15/22(1)	1,650,000	1,722,188
Springleaf Finance Corp., Series J, MTN, 6.90%, 12/15/17	2,250,000	2,316,825
		18,189,107
Containers and Packaging — 3.0%
ARD Finance SA, PIK, 7.125%, 9/15/23(1)	1,000,000	1,032,500
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 6.75%, 1/31/21(1)	2,450,000	2,546,530
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 7.25%, 5/15/24(1)	3,000,000	3,221,250
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 6.00%, 2/15/25(1)	1,000,000	1,013,750
Ball Corp., 5.00%, 3/15/22	1,450,000	1,535,188
Ball Corp., 4.00%, 11/15/23	1,395,000	1,401,975
Ball Corp., 5.25%, 7/1/25	895,000	950,938
Berry Plastics Corp., 5.50%, 5/15/22	1,080,000	1,125,900
Berry Plastics Corp., 5.125%, 7/15/23	1,180,000	1,213,925
BWAY Holding Co., 9.125%, 8/15/21(1)	2,090,000	2,288,445
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23	1,600,000	1,640,000
Novelis Corp., 6.25%, 8/15/24(1)	950,000	992,750
Owens-Brockway Glass Container, Inc., 5.875%, 8/15/23(1)	865,000	916,900
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.75%, 10/15/20	1,500,000	1,545,015
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 6.875%, 2/15/21	729,152	750,116
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 7/15/23(1)	1,400,000	1,440,250
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.00%, 7/15/24(1)	3,000,000	3,217,500
Sealed Air Corp., 5.125%, 12/1/24(1)	1,950,000	2,035,312
		28,868,244
Diversified Consumer Services — 0.2%
Service Corp. International / US, 5.375%, 1/15/22	1,000,000	1,036,250
Service Corp. International / US, 5.375%, 5/15/24	500,000	522,050
		1,558,300
Diversified Financial Services — 2.2%
Ally Financial, Inc., 4.75%, 9/10/18	1,200,000	1,236,000
Ally Financial, Inc., 3.50%, 1/27/19	1,950,000	1,969,500

12

	Principal Amount	Value
Ally Financial, Inc., 8.00%, 3/15/20	$1,607,000	$1,807,875
Ally Financial, Inc., 4.125%, 2/13/22	2,000,000	2,008,740
Ally Financial, Inc., 4.625%, 3/30/25	290,000	289,638
Ally Financial, Inc., 5.75%, 11/20/25	3,445,000	3,539,737
Ally Financial, Inc., 8.00%, 11/1/31	750,000	900,000
HUB International Ltd., 7.875%, 10/1/21(1)	1,475,000	1,541,375
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.00%, 8/1/20	1,080,000	1,117,800
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 5.875%, 2/1/22	1,460,000	1,489,200
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.25%, 2/1/22(1)	910,000	925,925
Intelsat Connect Finance SA, 12.50%, 4/1/22(1)	586,000	525,935
Jefferies Finance LLC / JFIN Co-Issuer Corp., 7.375%, 4/1/20(1)	845,000	857,675
Nationstar Mortgage LLC / Nationstar Capital Corp., 6.50%, 7/1/21	1,385,000	1,409,237
Societe Generale SA, VRN, 5.92%, 4/5/17(1)	1,000,000	1,000,000
		20,618,637
Diversified Telecommunication Services — 4.2%
CenturyLink, Inc., 5.625%, 4/1/20	3,800,000	3,998,170
Cincinnati Bell, Inc., 7.00%, 7/15/24(1)	1,675,000	1,760,844
Frontier Communications Corp., 7.125%, 3/15/19	1,775,000	1,881,500
Frontier Communications Corp., 8.50%, 4/15/20	1,020,000	1,079,925
Frontier Communications Corp., 10.50%, 9/15/22	1,385,000	1,409,237
Frontier Communications Corp., 7.125%, 1/15/23	2,885,000	2,545,118
Frontier Communications Corp., 6.875%, 1/15/25	1,620,000	1,348,650
Frontier Communications Corp., 11.00%, 9/15/25	920,000	896,425
Hughes Satellite Systems Corp., 6.50%, 6/15/19	900,000	977,535
Hughes Satellite Systems Corp., 5.25%, 8/1/26(1)	1,725,000	1,725,000
Inmarsat Finance plc, 4.875%, 5/15/22(1)	630,000	626,850
Intelsat Jackson Holdings SA, 7.25%, 4/1/19	1,860,000	1,783,275
Intelsat Jackson Holdings SA, 7.25%, 10/15/20	2,440,000	2,235,650
Level 3 Financing, Inc., 5.375%, 8/15/22	2,320,000	2,404,100
Level 3 Financing, Inc., 5.375%, 5/1/25	660,000	673,200
SoftBank Group Corp., 4.50%, 4/15/20(1)	2,015,000	2,077,969
Sprint Capital Corp., 6.90%, 5/1/19	3,100,000	3,317,000
Sprint Capital Corp., 6.875%, 11/15/28	1,000,000	1,058,750
Sprint Capital Corp., 8.75%, 3/15/32	1,000,000	1,205,000
Telecom Italia Capital SA, 6.375%, 11/15/33	3,590,000	3,646,076
Windstream Services LLC, 7.75%, 10/15/20	1,200,000	1,221,000
Windstream Services LLC, 7.75%, 10/1/21	600,000	594,000
Windstream Services LLC, 6.375%, 8/1/23	1,250,000	1,115,625
		39,580,899
Electronic Equipment, Instruments and Components — 0.3%
Sanmina Corp., 4.375%, 6/1/19(1)	2,460,000	2,521,500
Energy Equipment and Services — 1.9%
Ensco plc, 4.70%, 3/15/21	500,000	492,500
Ensco plc, 8.00%, 1/31/24	763,000	776,353
Ensco plc, 5.20%, 3/15/25	875,000	763,438

13

	Principal Amount	Value
FTS International, Inc., 6.25%, 5/1/22	$810,000	$712,800
Noble Holding International Ltd., 7.75%, 1/15/24	2,075,000	2,002,375
Pacific Drilling V Ltd., 7.25%, 12/1/17(1)	125,000	68,750
Paragon Offshore plc, 7.25%, 8/15/24(1)(3)(4)	1,100,000	203,500
Precision Drilling Corp., 5.25%, 11/15/24	1,350,000	1,282,500
SESI LLC, 6.375%, 5/1/19	1,225,000	1,228,062
Transocean, Inc., 4.25%, 10/15/17	1,265,000	1,274,487
Transocean, Inc., 6.00%, 3/15/18	850,000	868,598
Transocean, Inc., 9.00%, 7/15/23(1)	2,740,000	2,938,650
Weatherford International Ltd., 7.75%, 6/15/21	1,400,000	1,515,500
Weatherford International Ltd., 4.50%, 4/15/22	3,015,000	2,901,937
Weatherford International Ltd., 9.875%, 2/15/24(1)	900,000	1,046,250
		18,075,700
Equity Real Estate Investment Trusts (REITs) — 1.1%
Communications Sales & Leasing, Inc. / CSL Capital LLC, 8.25%, 10/15/23	2,180,000	2,310,800
CoreCivic, Inc., 4.125%, 4/1/20	1,350,000	1,383,750
CTR Partnership LP / CareTrust Capital Corp., 5.875%, 6/1/21	1,000,000	1,030,000
Equinix, Inc., 4.875%, 4/1/20	750,000	770,625
Equinix, Inc., 5.375%, 4/1/23	845,000	884,081
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 5.625%, 5/1/24	1,700,000	1,802,000
RHP Hotel Properties LP / RHP Finance Corp., 5.00%, 4/15/21	1,000,000	1,020,000
Uniti Group, Inc. / CSL Capital LLC, 6.00%, 4/15/23(1)	500,000	520,000
Uniti Group, Inc. / CSL Capital LLC, 7.125%, 12/15/24(1)	1,000,000	1,017,500
		10,738,756
Financial Services — 1.0%
PetSmart, Inc., 7.125%, 3/15/23(1)	4,955,000	4,719,638
Solera LLC / Solera Finance, Inc., 10.50%, 3/1/24(1)	4,130,000	4,737,853
		9,457,491
Food and Staples Retailing — 1.0%
Albertsons Cos. LLC / Safeway, Inc. / New Albertson's, Inc. / Albertson's LLC, 6.625%, 6/15/24(1)	1,700,000	1,742,500
BI-LO LLC / BI-LO Finance Corp., 9.25%, 2/15/19(1)	450,000	390,938
Dollar Tree, Inc., 5.75%, 3/1/23	775,000	829,250
Horizon Pharma, Inc., 6.625%, 5/1/23	1,485,000	1,462,725
Rite Aid Corp., 6.125%, 4/1/23(1)	3,110,000	3,094,450
SUPERVALU, Inc., 6.75%, 6/1/21	895,000	895,000
Tesco plc, 6.15%, 11/15/37(1)	830,000	848,503
		9,263,366
Food Products — 1.7%
JBS USA LUX SA / JBS USA Finance, Inc., 8.25%, 2/1/20(1)	950,000	978,500
JBS USA LUX SA / JBS USA Finance, Inc., 7.25%, 6/1/21(1)	750,000	774,375
JBS USA LUX SA / JBS USA Finance, Inc., 5.875%, 7/15/24(1)	1,010,000	1,045,350
JBS USA LUX SA / JBS USA Finance, Inc., 5.75%, 6/15/25(1)	1,475,000	1,497,125
Lamb Weston Holdings, Inc., 4.625%, 11/1/24(1)	1,650,000	1,687,125
Nature's Bounty Co. (The), 7.625%, 5/15/21(1)	950,000	1,002,250
Pilgrim's Pride Corp., 5.75%, 3/15/25(1)	3,365,000	3,407,063

14

	Principal Amount	Value
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., 4.875%, 5/1/21	$1,150,000	$1,177,025
Post Holdings, Inc., 7.75%, 3/15/24(1)	1,175,000	1,301,559
Post Holdings, Inc., 5.00%, 8/15/26(1)	3,330,000	3,196,800
		16,067,172
Gas Utilities — 3.3%
Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/25(1)	1,750,000	1,830,937
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.25%, 4/1/23	510,000	531,675
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 5.75%, 4/1/25(1)	1,650,000	1,689,188
Energy Transfer Equity LP, 5.875%, 1/15/24	2,185,000	2,332,487
Energy Transfer Equity LP, 5.50%, 6/1/27	1,430,000	1,501,500
Genesis Energy LP / Genesis Energy Finance Corp., 6.75%, 8/1/22	850,000	880,600
Genesis Energy LP / Genesis Energy Finance Corp., 5.625%, 6/15/24	1,975,000	1,940,437
MPLX LP, 4.875%, 12/1/24	885,000	932,332
NGPL PipeCo LLC, 7.12%, 12/15/17(1)	750,000	774,375
NGPL PipeCo LLC, 9.625%, 6/1/19(1)	500,000	520,000
NuStar Logistics LP, 4.75%, 2/1/22	550,000	543,125
Regency Energy Partners LP / Regency Energy Finance Corp., 5.50%, 4/15/23	1,350,000	1,409,063
Rockies Express Pipeline LLC, 5.625%, 4/15/20(1)	2,930,000	3,098,475
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	2,515,000	2,730,656
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 6.375%, 8/1/22	562,000	582,373
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.25%, 11/15/23	1,686,000	1,656,495
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.125%, 2/1/25(1)	1,666,000	1,722,228
Tesoro Logistics LP / Tesoro Logistics Finance Corp., 5.50%, 10/15/19	1,000,000	1,060,000
Tesoro Logistics LP / Tesoro Logistics Finance Corp., 6.25%, 10/15/22	950,000	1,008,188
Williams Cos., Inc. (The), 4.55%, 6/24/24	4,325,000	4,379,062
		31,123,196
Health Care Equipment and Supplies — 0.8%
Alere, Inc., 6.50%, 6/15/20	1,250,000	1,265,625
Alere, Inc., 6.375%, 7/1/23(1)	585,000	597,431
DJO Finco, Inc. / DJO Finance LLC / DJO Finance Corp., 8.125%, 6/15/21(1)	850,000	737,375
Mallinckrodt International Finance SA, 4.75%, 4/15/23	2,240,000	1,909,600
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.75%, 8/1/22(1)	1,150,000	1,139,075
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.625%, 10/15/23(1)	945,000	902,475
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.50%, 4/15/25(1)	525,000	485,625
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA, 6.625%, 5/15/22(1)	625,000	584,375
		7,621,581
Health Care Providers and Services — 6.6%
Acadia Healthcare Co., Inc., 5.125%, 7/1/22	1,650,000	1,674,750

15

	Principal Amount	Value
Acadia Healthcare Co., Inc., 5.625%, 2/15/23	$1,050,000	$1,092,651
Centene Corp., 5.625%, 2/15/21	2,000,000	2,098,200
Centene Corp., 6.125%, 2/15/24	2,000,000	2,152,500
CHS / Community Health Systems, Inc., 8.00%, 11/15/19	1,500,000	1,475,625
CHS / Community Health Systems, Inc., 7.125%, 7/15/20	2,100,000	1,932,000
CHS / Community Health Systems, Inc., 5.125%, 8/1/21	975,000	967,688
CHS / Community Health Systems, Inc., 6.875%, 2/1/22	650,000	559,000
CHS / Community Health Systems, Inc., 6.25%, 3/31/23	1,750,000	1,791,562
DaVita, Inc., 5.75%, 8/15/22	2,250,000	2,337,187
DaVita, Inc., 5.125%, 7/15/24	1,907,000	1,929,646
DaVita, Inc., 5.00%, 5/1/25	850,000	849,473
Envision Healthcare Corp., 5.625%, 7/15/22	2,385,000	2,453,569
Fresenius Medical Care US Finance II, Inc., 5.875%, 1/31/22(1)	1,350,000	1,468,125
Fresenius Medical Care US Finance II, Inc., 4.75%, 10/15/24(1)	1,525,000	1,555,500
HCA, Inc., 4.25%, 10/15/19	500,000	518,750
HCA, Inc., 6.50%, 2/15/20	1,145,000	1,255,928
HCA, Inc., 7.50%, 2/15/22	2,250,000	2,579,062
HCA, Inc., 5.875%, 3/15/22	500,000	551,250
HCA, Inc., 4.75%, 5/1/23	2,000,000	2,090,000
HCA, Inc., 5.00%, 3/15/24	2,475,000	2,601,844
HCA, Inc., 5.375%, 2/1/25	2,500,000	2,606,250
HCA, Inc., 7.69%, 6/15/25	2,400,000	2,745,000
HCA, Inc., 4.50%, 2/15/27	1,000,000	1,002,500
HealthSouth Corp., 5.75%, 11/1/24	990,000	1,002,375
IASIS Healthcare LLC / IASIS Capital Corp., 8.375%, 5/15/19	3,450,000	3,320,625
Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375%, 8/1/23(1)	1,350,000	1,414,125
Kindred Healthcare, Inc., 8.00%, 1/15/20	1,080,000	1,102,950
Kindred Healthcare, Inc., 6.375%, 4/15/22	720,000	674,100
LifePoint Health, Inc., 5.50%, 12/1/21	1,000,000	1,038,125
Tenet Healthcare Corp., 5.00%, 3/1/19	3,010,000	3,029,655
Tenet Healthcare Corp., 8.00%, 8/1/20	1,600,000	1,620,000
Tenet Healthcare Corp., 6.00%, 10/1/20	2,100,000	2,226,000
Tenet Healthcare Corp., 4.50%, 4/1/21	1,465,000	1,472,325
Tenet Healthcare Corp., 8.125%, 4/1/22	2,410,000	2,524,475
Tenet Healthcare Corp., 6.75%, 6/15/23	1,160,000	1,142,600
Universal Health Services, Inc., 5.00%, 6/1/26(1)	1,700,000	1,755,250
		62,610,665
Hotels, Restaurants and Leisure — 5.8%
1011778 BC ULC / New Red Finance, Inc., 6.00%, 4/1/22(1)	2,585,000	2,688,400
Aramark Services, Inc., 5.125%, 1/15/24	1,285,000	1,350,856
Boyd Gaming Corp., 6.875%, 5/15/23	1,748,000	1,890,025
Boyd Gaming Corp., 6.375%, 4/1/26	1,250,000	1,340,625
Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Prope, 8.00%, 10/1/20	1,250,000	1,307,813
Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Prope, 11.00%, 10/1/21	1,500,000	1,638,750
Caesars Growth Properties Holdings LLC / Caesars Growth Properties Finance, Inc., 9.375%, 5/1/22	250,000	269,375

16

	Principal Amount	Value
Eldorado Resorts, Inc., 7.00%, 8/1/23	$2,165,000	$2,330,081
FelCor Lodging LP, 5.625%, 3/1/23	775,000	807,938
Golden Nugget, Inc., 8.50%, 12/1/21(1)	2,685,000	2,859,525
Hilton Domestic Operating Co., Inc., 4.25%, 9/1/24(1)	2,550,000	2,530,875
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 4.625%, 4/1/25(1)	1,640,000	1,660,500
International Game Technology plc, 6.25%, 2/15/22(1)	1,785,000	1,914,412
International Game Technology plc, 6.50%, 2/15/25(1)	3,275,000	3,504,250
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp., 6.75%, 11/15/21(1)	1,650,000	1,711,875
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC, 5.25%, 6/1/26(1)	900,000	918,000
MGM Resorts International, 8.625%, 2/1/19	750,000	826,875
MGM Resorts International, 5.25%, 3/31/20	2,300,000	2,426,500
MGM Resorts International, 7.75%, 3/15/22	250,000	288,906
MGM Resorts International, 6.00%, 3/15/23	1,250,000	1,348,438
MGM Resorts International, 4.625%, 9/1/26	1,000,000	975,000
Penn National Gaming, Inc., 5.625%, 1/15/27(1)	2,280,000	2,268,600
Pinnacle Entertainment, Inc., 5.625%, 5/1/24(1)	1,300,000	1,321,125
Rivers Pittsburgh Borrower LP / Rivers Pittsburgh Finance Corp., 6.125%, 8/15/21(1)	940,000	958,800
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	800,000	868,000
Scientific Games International, Inc., 6.25%, 9/1/20	1,605,000	1,528,762
Scientific Games International, Inc., 7.00%, 1/1/22(1)	3,505,000	3,754,731
Scientific Games International, Inc., 10.00%, 12/1/22	1,755,000	1,877,850
Station Casinos LLC, 7.50%, 3/1/21	2,310,000	2,408,175
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.50%, 3/1/25(1)	2,900,000	2,954,375
Wynn Macau Ltd., 5.25%, 10/15/21(1)	1,325,000	1,354,813
Yum! Brands, Inc., 3.75%, 11/1/21	725,000	734,969
		54,619,219
Household Durables — 2.5%
Beazer Homes USA, Inc., 8.75%, 3/15/22(1)	930,000	1,020,675
Beazer Homes USA, Inc., 7.25%, 2/1/23	1,059,000	1,098,712
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp., 6.125%, 7/1/22(1)	1,225,000	1,267,875
CalAtlantic Group, Inc., 8.375%, 5/15/18	850,000	909,500
CalAtlantic Group, Inc., 5.375%, 10/1/22	500,000	524,375
Century Communities, Inc., 6.875%, 5/15/22	845,000	883,025
K Hovnanian Enterprises, Inc., 7.00%, 1/15/19(1)	800,000	698,000
KB Home, 4.75%, 5/15/19	500,000	516,250
KB Home, 8.00%, 3/15/20	500,000	557,500
KB Home, 7.00%, 12/15/21	400,000	443,876
Meritage Homes Corp., 7.00%, 4/1/22	750,000	843,750
PulteGroup, Inc., 5.50%, 3/1/26	1,680,000	1,745,100
Shea Homes LP / Shea Homes Funding Corp., 5.875%, 4/1/23(1)	1,275,000	1,287,750
Taylor Morrison Communities, Inc. / Monarch Communities, Inc., 5.625%, 3/1/24(1)	3,640,000	3,785,600
Toll Brothers Finance Corp., 6.75%, 11/1/19	680,000	746,300
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 5.875%, 6/15/24	3,450,000	3,570,750

17

	Principal Amount	Value
WCI Communities, Inc. / Lennar Corp., 6.875%, 8/15/21	$2,000,000	$2,114,000
William Lyon Homes, Inc., 5.875%, 1/31/25(1)	2,050,000	2,075,625
		24,088,663
Household Products — 0.5%
Energizer Holdings, Inc., 5.50%, 6/15/25(1)	1,320,000	1,349,700
Spectrum Brands, Inc., 6.625%, 11/15/22	1,680,000	1,778,700
Spectrum Brands, Inc., 5.75%, 7/15/25	1,170,000	1,243,125
		4,371,525
Industrial Conglomerates — 0.6%
Bombardier, Inc., 8.75%, 12/1/21(1)	1,300,000	1,426,750
HD Supply, Inc., 5.25%, 12/15/21(1)	880,000	928,400
Jack Cooper Enterprises, Inc., PIK, 10.50%, 3/15/19(1)	657,360	55,876
Signode Industrial Group Lux SA / Signode Industrial Group US, Inc., 6.375%, 5/1/22(1)	3,558,000	3,666,946
		6,077,972
Insurance — 0.6%
Genworth Holdings, Inc., 7.625%, 9/24/21	1,135,000	1,078,250
Genworth Holdings, Inc., VRN, 3.04%, 4/17/17	625,000	312,500
Liberty Mutual Group, Inc., VRN, 4.04%, 6/15/17(1)	2,400,000	2,286,000
USI, Inc., 7.75%, 1/15/21(1)	500,000	509,062
Voya Financial, Inc., VRN, 5.65%, 5/15/23	1,250,000	1,275,000
		5,460,812
Internet Software and Services — 0.5%
IAC/InterActiveCorp, 4.75%, 12/15/22	475,000	466,687
Match Group, Inc., 6.75%, 12/15/22	1,000,000	1,051,250
Netflix, Inc., 5.375%, 2/1/21	500,000	536,875
Netflix, Inc., 5.75%, 3/1/24	2,000,000	2,142,400
VeriSign, Inc., 4.625%, 5/1/23	500,000	508,125
VeriSign, Inc., 5.25%, 4/1/25	250,000	260,313
		4,965,650
IT Services — 0.9%
CDW LLC / CDW Finance Corp., 5.00%, 9/1/23	855,000	866,756
CDW LLC / CDW Finance Corp., 5.50%, 12/1/24	1,045,000	1,099,863
First Data Corp., 7.00%, 12/1/23(1)	3,350,000	3,601,250
First Data Corp., 5.00%, 1/15/24(1)	845,000	862,956
First Data Corp., 5.75%, 1/15/24(1)	2,370,000	2,453,542
		8,884,367
Machinery — 0.4%
BlueLine Rental Finance Corp. / BlueLine Rental LLC, 9.25%, 3/15/24(1)	1,235,000	1,267,419
CNH Industrial Capital LLC, 3.375%, 7/15/19	1,175,000	1,191,156
Navistar International Corp., 8.25%, 11/1/21	1,024,000	1,029,110
		3,487,685
Marine — 0.4%
Martin Midstream Partners LP / Martin Midstream Finance Corp., 7.25%, 2/15/21	3,615,000	3,669,225
Media — 12.0%
Altice Financing SA, 6.50%, 1/15/22(1)	955,000	1,003,218

18

	Principal Amount	Value
Altice Financing SA, 6.625%, 2/15/23(1)	$3,520,000	$3,669,600
Altice Financing SA, 7.50%, 5/15/26(1)	2,000,000	2,130,000
Altice Finco SA, 7.625%, 2/15/25(1)	1,300,000	1,340,625
Altice Luxembourg SA, 7.75%, 5/15/22(1)	1,955,000	2,079,631
Altice Luxembourg SA, 7.625%, 2/15/25(1)	1,685,000	1,787,153
Altice US Finance I Corp., 5.375%, 7/15/23(1)	1,655,000	1,721,200
Altice US Finance I Corp., 5.50%, 5/15/26(1)	875,000	901,250
AMC Entertainment Holdings, Inc., 5.875%, 2/15/22	500,000	523,125
AMC Entertainment Holdings, Inc., 5.75%, 6/15/25	495,000	508,613
Cablevision SA, 6.50%, 6/15/21(1)	1,100,000	1,161,600
Cablevision Systems Corp., 5.875%, 9/15/22	2,900,000	2,932,625
CCO Holdings LLC / CCO Holdings Capital Corp., 5.25%, 9/30/22	2,400,000	2,496,000
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 5/1/23(1)	3,160,000	3,262,700
CCO Holdings LLC / CCO Holdings Capital Corp., 5.375%, 5/1/25(1)	1,175,000	1,208,781
CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, 2/15/26(1)	3,170,000	3,336,425
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 5/1/27(1)	455,000	459,266
Cequel Communications Holdings I LLC / Cequel Capital Corp., 5.125%, 12/15/21(1)	2,460,000	2,509,200
Cinemark USA, Inc., 5.125%, 12/15/22	600,000	615,000
Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/20	2,750,000	2,778,750
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22	1,000,000	1,036,878
CSC Holdings LLC, 10.125%, 1/15/23(1)	1,215,000	1,412,438
CSC Holdings LLC, 6.625%, 10/15/25(1)	640,000	697,600
CSC Holdings LLC, 7.625%, 7/15/18	1,200,000	1,276,500
CSC Holdings LLC, 6.75%, 11/15/21	1,675,000	1,820,516
CSC Holdings LLC, 10.875%, 10/15/25(1)	1,360,000	1,638,800
CSC Holdings LLC, 5.50%, 4/15/27(1)	1,750,000	1,782,812
Cumulus Media Holdings, Inc., 7.75%, 5/1/19	675,000	239,625
DISH DBS Corp., 6.75%, 6/1/21	2,050,000	2,217,844
DISH DBS Corp., 5.00%, 3/15/23	3,180,000	3,202,260
DISH DBS Corp., 5.875%, 11/15/24	2,975,000	3,134,906
Gray Television, Inc., 5.125%, 10/15/24(1)	1,925,000	1,905,750
Gray Television, Inc., 5.875%, 7/15/26(1)	450,000	459,000
GTH Finance BV, 7.25%, 4/26/23(1)	2,800,000	3,088,708
iHeartCommunications, Inc., 9.00%, 3/1/21	1,750,000	1,334,375
iHeartCommunications, Inc., 11.25%, 3/1/21(1)	1,000,000	790,000
iHeartCommunications, Inc., 10.625%, 3/15/23	500,000	390,000
Lamar Media Corp., 5.875%, 2/1/22	1,450,000	1,501,910
Lamar Media Corp., 5.00%, 5/1/23	1,400,000	1,449,000
McClatchy Co. (The), 9.00%, 12/15/22	450,000	469,125
Nexstar Broadcasting, Inc., 5.625%, 8/1/24(1)	2,275,000	2,314,812
Nielsen Finance LLC / Nielsen Finance Co., 4.50%, 10/1/20	1,028,000	1,048,560
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(1)	1,275,000	1,306,875
Regal Entertainment Group, 5.75%, 3/15/22	1,250,000	1,307,813
RR Donnelley & Sons Co., 6.00%, 4/1/24	1,500,000	1,404,375
Sable International Finance Ltd., 6.875%, 8/1/22	1,196,000	1,270,750
SFR Group SA, 6.00%, 5/15/22(1)	3,940,000	4,097,600
SFR Group SA, 7.375%, 5/1/26(1)	4,000,000	4,135,000
19

	Principal Amount	Value
Sinclair Television Group, Inc., 5.375%, 4/1/21	$1,000,000	$1,025,000
Sinclair Television Group, Inc., 5.625%, 8/1/24(1)	1,250,000	1,268,750
Sirius XM Radio, Inc., 5.75%, 8/1/21(1)	500,000	520,130
Sirius XM Radio, Inc., 4.625%, 5/15/23(1)	1,850,000	1,898,562
Sirius XM Radio, Inc., 6.00%, 7/15/24(1)	1,000,000	1,075,000
Sirius XM Radio, Inc., 5.375%, 4/15/25(1)	1,250,000	1,282,500
TEGNA, Inc., 5.125%, 7/15/20	1,000,000	1,035,000
TEGNA, Inc., 5.50%, 9/15/24(1)	1,500,000	1,541,250
Unitymedia GmbH, 6.125%, 1/15/25(1)	1,000,000	1,057,500
Univision Communications, Inc., 5.125%, 5/15/23(1)	1,000,000	1,000,000
Univision Communications, Inc., 5.125%, 2/15/25(1)	1,345,000	1,328,188
UPCB Finance IV Ltd., 5.375%, 1/15/25(1)	1,125,000	1,137,656
Videotron Ltd., 5.00%, 7/15/22	1,000,000	1,047,500
Virgin Media Finance plc, 5.75%, 1/15/25(1)	2,300,000	2,314,375
Virgin Media Secured Finance plc, 5.25%, 1/15/26(1)	1,840,000	1,858,400
Virgin Media Secured Finance plc, 5.50%, 8/15/26(1)	1,670,000	1,699,225
WideOpenWest Finance LLC / WideOpenWest Capital Corp., 10.25%, 7/15/19	1,019,000	1,064,855
Wind Acquisition Finance SA, 4.75%, 7/15/20(1)	1,590,000	1,623,787
Wind Acquisition Finance SA, 7.375%, 4/23/21(1)	1,825,000	1,902,562
WMG Acquisition Corp., 5.625%, 4/15/22(1)	1,862,000	1,934,152
Ziggo Bond Finance BV, 5.875%, 1/15/25(1)	1,035,000	1,047,938
Ziggo Secured Finance BV, 5.50%, 1/15/27(1)	1,800,000	1,804,320
		113,625,244
Metals and Mining — 5.4%
AK Steel Corp., 7.00%, 3/15/27	1,635,000	1,637,044
Alcoa Nederland Holding BV, 6.75%, 9/30/24(1)	1,470,000	1,583,925
Aleris International, Inc., 9.50%, 4/1/21(1)	850,000	918,000
Allegheny Technologies, Inc., 5.95%, 1/15/21	2,570,000	2,544,300
Anglo American Capital plc, 3.625%, 5/14/20(1)	2,000,000	2,025,000
Anglo American Capital plc, 4.875%, 5/14/25(1)	1,500,000	1,536,750
ArcelorMittal, 6.25%, 3/1/21	1,525,000	1,654,625
ArcelorMittal, 6.125%, 6/1/25	1,925,000	2,146,375
ArcelorMittal, 7.50%, 3/1/41	2,000,000	2,245,000
Arconic, Inc., 5.40%, 4/15/21	910,000	971,016
Arconic, Inc., 5.125%, 10/1/24	2,420,000	2,511,960
Cliffs Natural Resources, Inc., 8.25%, 3/31/20(1)	1,018,000	1,103,257
Cliffs Natural Resources, Inc., 5.75%, 3/1/25(1)	1,650,000	1,604,625
Constellium NV, 6.625%, 3/1/25(1)	2,000,000	1,935,000
First Quantum Minerals Ltd., 7.25%, 5/15/22(1)	2,170,000	2,243,237
First Quantum Minerals Ltd., 7.25%, 4/1/23(1)	1,000,000	1,013,750
Freeport-McMoRan, Inc., 2.30%, 11/14/17	1,750,000	1,745,625
Freeport-McMoRan, Inc., 3.55%, 3/1/22	3,500,000	3,263,750
Freeport-McMoRan, Inc., 5.40%, 11/14/34	3,250,000	2,843,750
Kinross Gold Corp., 5.125%, 9/1/21	500,000	523,125
Lundin Mining Corp., 7.875%, 11/1/22(1)	850,000	933,938
New Gold, Inc., 6.25%, 11/15/22(1)	415,000	418,113
Novelis Corp., 5.875%, 9/30/26(1)	2,805,000	2,868,112

20

	Principal Amount	Value
Steel Dynamics, Inc., 5.25%, 4/15/23	$1,430,000	$1,480,050
Steel Dynamics, Inc., 5.00%, 12/15/26(1)	1,300,000	1,319,500
Teck Resources Ltd., 4.75%, 1/15/22	2,095,000	2,176,181
Teck Resources Ltd., 8.50%, 6/1/24(1)	950,000	1,098,437
Teck Resources Ltd., 6.25%, 7/15/41	1,670,000	1,745,484
United States Steel Corp., 7.375%, 4/1/20	353,000	381,240
United States Steel Corp., 8.375%, 7/1/21(1)	1,450,000	1,613,125
Vedanta Resources plc, 6.375%, 7/30/22(1)	1,400,000	1,413,300
		51,497,594
Mortgage Real Estate Investment Trusts (REITs) — 0.1%
iStar, Inc., 5.00%, 7/1/19	975,000	987,188
Multi-Utilities — 3.2%
AES Corp., 4.875%, 5/15/23	2,725,000	2,725,000
AES Corp., 6.00%, 5/15/26	1,900,000	1,976,000
AmeriGas Partners LP / AmeriGas Finance Corp., 5.875%, 8/20/26	1,725,000	1,725,000
AmeriGas Partners LP / AmeriGas Finance Corp., 5.75%, 5/20/27	1,450,000	1,438,762
Calpine Corp., 5.375%, 1/15/23	2,310,000	2,350,425
Calpine Corp., 5.50%, 2/1/24	500,000	499,845
Calpine Corp., 5.75%, 1/15/25	3,535,000	3,525,738
Dynegy, Inc., 6.75%, 11/1/19	800,000	826,000
Dynegy, Inc., 7.375%, 11/1/22	2,645,000	2,631,775
Dynegy, Inc., 7.625%, 11/1/24	800,000	767,000
GenOn Energy, Inc., 9.50%, 10/15/18	725,000	480,313
GenOn Energy, Inc., 9.875%, 10/15/20	680,000	445,400
IPALCO Enterprises, Inc., 5.00%, 5/1/18	1,000,000	1,032,500
NRG Energy, Inc., 6.25%, 7/15/22	2,360,000	2,424,900
NRG Energy, Inc., 6.25%, 5/1/24	2,440,000	2,444,575
NRG Energy, Inc., 7.25%, 5/15/26	1,900,000	1,966,500
Talen Energy Supply LLC, 4.625%, 7/15/19(1)	1,475,000	1,511,875
Talen Energy Supply LLC, 6.50%, 6/1/25	1,400,000	1,193,500
		29,965,108
Multiline Retail — 0.2%
Bon-Ton Department Stores, Inc. (The), 8.00%, 6/15/21	645,000	261,225
J.C. Penney Corp., Inc., 5.75%, 2/15/18	500,000	512,500
J.C. Penney Corp., Inc., 5.65%, 6/1/20	845,000	840,775
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21(1)	1,185,000	719,437
		2,333,937
Oil, Gas and Consumable Fuels — 9.1%
Alta Mesa Holdings LP / Alta Mesa Finance Services Corp., 7.875%, 12/15/24(1)	2,455,000	2,565,475
Antero Resources Corp., 5.125%, 12/1/22	2,350,000	2,392,594
Antero Resources Corp., 5.625%, 6/1/23	920,000	945,300
California Resources Corp., 8.00%, 12/15/22(1)	2,599,000	2,127,931
Calumet Specialty Products Partners LP / Calumet Finance Corp., 6.50%, 4/15/21	850,000	723,563
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20	1,740,000	1,809,600
Carrizo Oil & Gas, Inc., 6.25%, 4/15/23	850,000	856,375
Cenovus Energy, Inc., 6.75%, 11/15/39	1,800,000	2,060,744

21

	Principal Amount	Value
Cheniere Corpus Christi Holdings LLC, 7.00%, 6/30/24(1)	$875,000	$967,969
Chesapeake Energy Corp., 8.00%, 12/15/22(1)	2,271,000	2,387,389
Chesapeake Energy Corp., 8.00%, 1/15/25(1)	1,700,000	1,706,375
Comstock Resources, Inc., PIK, 10.00%, 3/15/20	1,745,000	1,753,725
Concho Resources, Inc., 5.50%, 10/1/22	1,700,000	1,765,875
Concho Resources, Inc., 5.50%, 4/1/23	2,250,000	2,333,025
CONSOL Energy, Inc., 5.875%, 4/15/22	4,523,000	4,494,731
Continental Resources, Inc., 5.00%, 9/15/22	1,326,000	1,344,232
Continental Resources, Inc., 3.80%, 6/1/24	1,860,000	1,743,750
Continental Resources, Inc., 4.90%, 6/1/44	875,000	756,875
Denbury Resources, Inc., 9.00%, 5/15/21(1)	925,000	980,500
Denbury Resources, Inc., 4.625%, 7/15/23	785,000	576,975
Diamondback Energy, Inc., 4.75%, 11/1/24(1)	2,100,000	2,122,890
EP Energy LLC / Everest Acquisition Finance, Inc., 9.375%, 5/1/20	3,150,000	2,984,625
EP Energy LLC / Everest Acquisition Finance, Inc., 8.00%, 11/29/24(1)	835,000	880,925
EP Energy LLC / Everest Acquisition Finance, Inc., 8.00%, 2/15/25(1)	250,000	233,750
Ferrellgas LP / Ferrellgas Finance Corp., 6.50%, 5/1/21	1,000,000	955,000
Ferrellgas LP / Ferrellgas Finance Corp., 6.75%, 1/15/22	1,035,000	983,250
Ferrellgas LP / Ferrellgas Finance Corp., 6.75%, 6/15/23	665,000	628,425
Gulfport Energy Corp., 6.00%, 10/15/24(1)	1,100,000	1,072,500
Gulfport Energy Corp., 6.375%, 5/15/25(1)	1,690,000	1,664,650
Halcon Resources Corp., 12.00%, 2/15/22(1)	390,000	457,275
Halcon Resources Corp., 6.75%, 2/15/25(1)	2,475,000	2,442,825
Hilcorp Energy I LP / Hilcorp Finance Co., 5.75%, 10/1/25(1)	860,000	834,200
Laredo Petroleum, Inc., 6.25%, 3/15/23	1,025,000	1,045,500
MEG Energy Corp., 7.00%, 3/31/24(1)	1,200,000	1,080,000
MEG Energy Corp., 6.50%, 1/15/25(1)	2,000,000	2,007,500
Murphy Oil Corp., 4.70%, 12/1/22	1,650,000	1,604,625
Newfield Exploration Co., 5.75%, 1/30/22	1,000,000	1,066,250
Newfield Exploration Co., 5.375%, 1/1/26	500,000	524,700
Oasis Petroleum, Inc., 6.875%, 3/15/22	2,575,000	2,645,812
PBF Holding Co. LLC / PBF Finance Corp., 8.25%, 2/15/20	500,000	511,250
Petrobras Global Finance BV, 4.875%, 3/17/20	1,500,000	1,542,150
Petrobras Global Finance BV, 8.375%, 5/23/21	1,000,000	1,133,750
QEP Resources, Inc., 5.375%, 10/1/22	3,110,000	3,078,900
Range Resources Corp., 5.75%, 6/1/21(1)	1,000,000	1,030,000
Range Resources Corp., 5.00%, 8/15/22(1)	1,500,000	1,492,500
Rice Energy, Inc., 6.25%, 5/1/22	550,000	569,250
Sanchez Energy Corp., 7.75%, 6/15/21	1,600,000	1,588,000
SM Energy Co., 6.50%, 1/1/23	500,000	510,000
SM Energy Co., 5.00%, 1/15/24	1,310,000	1,244,500
Southwestern Energy Co., 6.70%, 1/23/25	1,500,000	1,492,500
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.50%, 6/1/24	1,390,000	1,376,100
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.75%, 3/1/25	1,975,000	1,955,250
Sunoco LP / Sunoco Finance Corp., 5.50%, 8/1/20	1,890,000	1,911,262

22

	Principal Amount	Value
Sunoco LP / Sunoco Finance Corp., 6.375%, 4/1/23	$1,683,000	$1,716,660
Whiting Petroleum Corp., 5.75%, 3/15/21	1,725,000	1,722,844
WPX Energy, Inc., 6.00%, 1/15/22	1,500,000	1,537,500
WPX Energy, Inc., 8.25%, 8/1/23	845,000	944,288
YPF SA, 8.875%, 12/19/18	1,500,000	1,635,750
		86,520,159
Paper and Forest Products — 0.1%
Sappi Papier Holding GmbH, 7.75%, 7/15/17(1)	625,000	626,375
Personal Products — 0.1%
Avon Products, Inc., 7.00%, 3/15/23	1,000,000	935,000
Pharmaceuticals — 2.0%
Capsugel SA, PIK, 7.00%, 5/15/19(1)	811,000	809,175
Endo Finance LLC / Endo Finco, Inc., 7.25%, 1/15/22(1)	1,180,000	1,121,000
Endo Finance LLC / Endo Finco, Inc., 5.375%, 1/15/23(1)	1,240,000	1,076,469
Endo Ltd. / Endo Finance LLC / Endo Finco, Inc., 6.00%, 7/15/23(1)	1,665,000	1,465,200
Endo Ltd. / Endo Finance LLC / Endo Finco, Inc., 6.00%, 2/1/25(1)	1,370,000	1,174,775
Quintiles IMS, Inc., 4.875%, 5/15/23(1)	1,700,000	1,731,875
Valeant Pharmaceuticals International, Inc., 5.375%, 3/15/20(1)	1,500,000	1,348,125
Valeant Pharmaceuticals International, Inc., 6.375%, 10/15/20(1)	1,300,000	1,183,000
Valeant Pharmaceuticals International, Inc., 6.75%, 8/15/21(1)	1,300,000	1,127,750
Valeant Pharmaceuticals International, Inc., 7.25%, 7/15/22(1)	1,750,000	1,500,625
Valeant Pharmaceuticals International, Inc., 5.50%, 3/1/23(1)	3,125,000	2,421,875
Valeant Pharmaceuticals International, Inc., 7.00%, 3/15/24(1)	1,540,000	1,584,275
Valeant Pharmaceuticals International, Inc., 6.125%, 4/15/25(1)	3,270,000	2,530,163
		19,074,307
Professional Services — 0.1%
Team Health Holdings, Inc., 6.375%, 2/1/25(1)	825,000	810,563
Real Estate Management and Development — 0.1%
Realogy Group LLC / Realogy Co-Issuer Corp., 4.50%, 4/15/19(1)	1,430,000	1,474,688
Semiconductors and Semiconductor Equipment — 0.9%
Advanced Micro Devices, Inc., 7.50%, 8/15/22	260,000	289,250
Advanced Micro Devices, Inc., 7.00%, 7/1/24	651,000	696,570
Amkor Technology, Inc., 6.375%, 10/1/22	1,000,000	1,036,250
Micron Technology, Inc., 5.25%, 8/1/23(1)	1,480,000	1,524,400
Micron Technology, Inc., 5.50%, 2/1/25	1,975,000	2,058,937
NXP BV / NXP Funding LLC, 3.875%, 9/1/22(1)	2,000,000	2,050,000
Sensata Technologies BV, 5.00%, 10/1/25(1)	493,000	499,163
		8,154,570
Software — 1.0%
BMC Software Finance, Inc., 8.125%, 7/15/21(1)	250,000	253,125
Infor US, Inc., 6.50%, 5/15/22	4,908,000	5,068,001
Quintiles IMS, Inc., 5.00%, 10/15/26(1)	1,735,000	1,745,844
Rackspace Hosting, Inc., 8.625%, 11/15/24(1)	1,950,000	2,059,590
		9,126,560
Specialty Retail — 2.3%
Asbury Automotive Group, Inc., 6.00%, 12/15/24	1,910,000	1,981,625
Ashtead Capital, Inc., 5.625%, 10/1/24(1)	2,487,000	2,630,002

23

	Principal Amount	Value
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.125%, 6/1/22(1)	$1,150,000	$1,114,810
Herc Rentals, Inc., 7.50%, 6/1/22(1)	1,125,000	1,200,938
Hertz Corp. (The), 5.875%, 10/15/20	450,000	433,125
Hertz Corp. (The), 7.375%, 1/15/21	1,550,000	1,552,906
Hertz Corp. (The), 6.25%, 10/15/22	850,000	811,750
Michaels Stores, Inc., 5.875%, 12/15/20(1)	1,370,000	1,410,264
Party City Holdings, Inc., 6.125%, 8/15/23(1)	1,015,000	1,032,763
Rent-A-Center, Inc., 6.625%, 11/15/20	1,175,000	1,045,750
Sally Holdings LLC / Sally Capital, Inc., 5.50%, 11/1/23	1,000,000	1,011,250
Sonic Automotive, Inc., 5.00%, 5/15/23	850,000	830,348
United Rentals North America, Inc., 6.125%, 6/15/23	825,000	865,219
United Rentals North America, Inc., 4.625%, 7/15/23	1,985,000	2,051,994
United Rentals North America, Inc., 5.50%, 7/15/25	2,050,000	2,119,187
United Rentals North America, Inc., 5.50%, 5/15/27	2,000,000	2,025,000
		22,116,931
Technology Hardware, Storage and Peripherals — 1.8%
CommScope Technologies LLC, 6.00%, 6/15/25(1)	3,120,000	3,283,800
Dell, Inc., 5.875%, 6/15/19	1,250,000	1,334,075
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 5.875%, 6/15/21(1)	950,000	999,024
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 7.125%, 6/15/24(1)	3,000,000	3,318,033
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 6.02%, 6/15/26(1)	1,090,000	1,192,603
EMC Corp., 2.65%, 6/1/20	1,000,000	974,921
NCR Corp., 5.00%, 7/15/22	1,725,000	1,759,500
Western Digital Corp., 7.375%, 4/1/23(1)	1,000,000	1,098,750
Western Digital Corp., 10.50%, 4/1/24	2,945,000	3,475,100
		17,435,806
Textiles, Apparel and Luxury Goods — 0.9%
Hanesbrands, Inc., 4.625%, 5/15/24(1)	1,700,000	1,685,125
L Brands, Inc., 6.625%, 4/1/21	750,000	822,075
L Brands, Inc., 5.625%, 2/15/22	2,250,000	2,370,938
Men's Wearhouse, Inc. (The), 7.00%, 7/1/22	3,465,000	3,092,512
PVH Corp., 4.50%, 12/15/22	500,000	507,500
		8,478,150
Transportation and Logistics — 0.2%
Aeropuertos Argentina 2000 SA, 6.875%, 2/1/27(1)	1,550,000	1,604,250
Wireless Telecommunication Services — 2.3%
Sprint Communications, Inc., 9.00%, 11/15/18(1)	500,000	545,625
Sprint Communications, Inc., 7.00%, 3/1/20(1)	1,100,000	1,201,750
Sprint Communications, Inc., 7.00%, 8/15/20	1,170,000	1,259,212
Sprint Communications, Inc., 6.00%, 11/15/22	1,750,000	1,793,750
Sprint Corp., 7.25%, 9/15/21	3,000,000	3,246,570
Sprint Corp., 7.875%, 9/15/23	1,365,000	1,515,150
Sprint Corp., 7.125%, 6/15/24	2,700,000	2,889,000
Sprint Corp., 7.625%, 2/15/25	1,010,000	1,105,950
T-Mobile USA, Inc., 6.125%, 1/15/22	1,100,000	1,164,625

24

	Principal Amount/Shares	Value
T-Mobile USA, Inc., 6.625%, 4/1/23	$3,220,000	$3,444,370
T-Mobile USA, Inc., 6.375%, 3/1/25	2,000,000	2,160,000
T-Mobile USA, Inc., 6.50%, 1/15/26	1,600,000	1,756,000
		22,082,002
TOTAL CORPORATE BONDS (Cost $863,873,710)		881,575,874
COMMON STOCKS — 0.3%
Banks†
CIT Group, Inc.	9,111	391,135
Energy Equipment and Services†
Basic Energy Services, Inc.(3)	10,644	355,084
Health Care Providers and Services — 0.1%
Express Scripts Holding Co.(3)	10,800	711,828
Media — 0.2%
Charter Communications, Inc., Class A(3)	4,713	1,542,659
Oil, Gas and Consumable Fuels†
Comstock Resources, Inc.(3)	2,324	21,451
TOTAL COMMON STOCKS (Cost $2,212,533)		3,022,157
ASSET-BACKED SECURITIES(5) — 0.3%
American Airlines Pass-Through Trust, 7.00%, 7/31/19(1)	$562,171	581,144
UAL Pass-Through Trust, Series 2007-1, Class A, 6.64%, 1/2/24	941,083	1,018,723
US Airways Pass-Through Trust, Series 2013-1, Class B, 5.375%, 5/15/23	874,653	914,012
TOTAL ASSET-BACKED SECURITIES (Cost $2,381,946)		2,513,879
SOVEREIGN GOVERNMENTS AND AGENCIES — 0.1%
Argentina — 0.1%
Argentine Republic Government International Bond, 6.875%, 4/22/21(1) (Cost $1,000,000)	1,000,000	1,075,000
EXCHANGE-TRADED FUNDS — 0.1%
iShares iBoxx $ High Yield Corporate Bond ETF (Cost $946,896)	10,600	930,468
COLLATERALIZED MORTGAGE OBLIGATIONS(5) — 0.1%
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-7, Class 3A1 SEQ, 6.00%, 6/25/36 (Cost $713,482)	$716,133	701,259
TEMPORARY CASH INVESTMENTS(6) — 4.2%
Credit Agricole Corporate and Investment Bank, 0.80%, 4/3/17(7)	10,000,000	9,999,263
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.75% - 2.75%, 7/31/17 - 2/15/24, valued at $10,786,137), in a joint trading account at 0.67%, dated 3/31/17, due 4/3/17 (Delivery value $10,566,898)		10,566,308
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.875%, 8/15/45, valued at $19,557,093), at 0.22%, dated 3/31/17, due 4/3/17 (Delivery value $19,173,352)		19,173,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	14,168	14,168
TOTAL TEMPORARY CASH INVESTMENTS (Cost $39,753,037)		39,752,739
TOTAL INVESTMENT SECURITIES — 98.2% (Cost $910,881,604)		929,571,376
OTHER ASSETS AND LIABILITIES — 1.8%		17,336,811
TOTAL NET ASSETS — 100.0%		$946,908,187

25

SWAP AGREEMENTS

CENTRALLY CLEARED CREDIT DEFAULT
Reference Entity	Notional Amount	Buy/Sell* Protection	Interest Rate	Termination Date	Implied Credit Spread**	Unrealized Appreciation (Depreciation)	Value
Markit CDX North America High Yield Index Series 27	$9,900,000	Sell	5.00%	12/20/21	3.09%	$159,599	$799,530

CREDIT DEFAULT
Counterparty/ Reference Entity	Notional Amount	Buy/Sell* Protection	Interest Rate	Termination Date	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value***
Bank of America N.A./ Camden Property Trust	$850,000	Buy	1.00%	12/20/19	$(3,280)	$(5,150)	$(8,430)
Barclays Bank plc/ AES Corp. (The)(8)	850,000	Sell	5.00%	9/20/17	14,991	5,761	20,752
Barclays Bank plc/ Calpine Corp.(8)	850,000	Sell	5.00%	9/20/17	12,245	8,471	20,716
Barclays Bank plc/ Dominion Resources, Inc.(8)	850,000	Buy	1.00%	6/20/20	(16,711)	(5,585)	(22,296)
Barclays Bank plc/ NRG Energy, Inc.(8)	850,000	Sell	5.00%	9/20/17	13,926	6,616	20,542
Barclays Bank plc/ Parker Drilling Co.(8)	850,000	Sell	5.00%	9/20/17	13,084	3,265	16,349
Barclays Bank plc/ Procter & Gamble Co. (The)(8)	850,000	Buy	1.00%	6/20/20	(22,206)	(1,733)	(23,939)
Deutsche Bank AG/ Host Hotels & Resorts, Inc.	850,000	Buy	1.00%	9/20/19	(5,389)	(9,383)	(14,772)
Deutsche Bank AG/ International Business Machines Corp.	850,000	Buy	1.00%	9/20/19	(11,316)	(7,258)	(18,574)
Goldman Sachs & Co./ Kellogg Co.	850,000	Buy	1.00%	12/20/19	(8,382)	(6,615)	(14,997)
Goldman Sachs & Co./ M.D.C. Holdings, Inc.	850,000	Buy	1.00%	6/20/20	17,068	(24,689)	(7,621)
Goldman Sachs & Co./ Starwood Hotels & Resorts	850,000	Buy	1.00%	6/20/20	(5,472)	(15,844)	(21,316)
Morgan Stanley & Co./ D.R. Horton, Inc.	850,000	Sell	1.00%	6/20/20	(12,645)	29,515	16,870
Morgan Stanley & Co./ Frontier Communications Corp.	850,000	Sell	5.00%	9/20/17	14,307	4,239	18,546

26

CREDIT DEFAULT
Counterparty/ Reference Entity	Notional Amount	Buy/Sell* Protection	Interest Rate	Termination Date	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value***
Morgan Stanley & Co./ HCA, Inc.	$850,000	Sell	5.00%	9/20/17	$15,636	$5,621	$21,257
Morgan Stanley & Co./ Hertz Corp. (The)	850,000	Sell	5.00%	9/20/17	15,506	2,544	18,050
Morgan Stanley & Co./ International Lease Finance Corp.	850,000	Sell	5.00%	9/20/17	14,520	6,717	21,237
Morgan Stanley & Co./ Lennar Corp.	850,000	Sell	5.00%	6/20/20	76,817	36,703	113,520
Morgan Stanley & Co./ Mondelez International, Inc.	850,000	Buy	1.00%	9/20/19	(11,316)	(5,729)	(17,045)
Morgan Stanley & Co./ PepsiCo, Inc.	850,000	Buy	1.00%	9/20/19	(12,352)	(4,859)	(17,211)
					$99,031	$22,607	$121,638

*The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

**Implied credit spreads for centrally cleared credit default swap agreements are linked to the weighted average spread across the underlying reference entities included in a particular index. Implied credit spreads serve as an indication of the seller's performance risk related to the likelihood of a credit event occurring as defined in the agreement. Implied credit spreads are used to determine the value of swap agreements and reflect the cost of buying/selling protection, which may include upfront payments made/received upon entering the agreement. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform under the contract terms. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk.

***The value for credit default swap agreements serve as an indicator of the current status of the payment/
performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

27

NOTES TO SCHEDULE OF INVESTMENTS
CDX	-	Credit Derivatives Indexes
MTN	-	Medium Term Note
PIK	-	Payment in Kind
SEQ	-	Sequential Payer
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

†	Category is less than 0.05% of total net assets.

(1)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $382,951,029, which represented 40.4% of total net assets.

(2)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(3)	Non-income producing.

(4)	Security is in default.

(5)	Final maturity date indicated, unless otherwise noted.

(6)	Category includes collateral received at the custodian bank for margin requirements on swap agreements. At the period end, the aggregate value of cash deposits received was $360,000.

(7)	The rate indicated is the yield to maturity at purchase.

(8)	Collateral has been received at the custodian bank for margin requirements on swap agreements. At the period end, the aggregate value of securities received was $206,622.

See Notes to Financial Statements.

28

Statement of Assets and Liabilities

MARCH 31, 2017
Assets
Investment securities, at value (cost of $910,881,604)	$929,571,376
Cash	321
Deposits with broker for swap agreements	442,178
Receivable for investments sold	329,820
Receivable for capital shares sold	9,776,691
Receivable for variation margin on swap agreements	444
Swap agreements, at value (including net premiums paid (received) of $178,387)	287,839
Interest and dividends receivable	14,474,713
954,883,382

Liabilities
Payable for collateral received for swap agreements	360,000
Payable for investments purchased	2,250,000
Payable for capital shares redeemed	4,623,821
Swap agreements, at value (including net premiums paid (received) of $(79,356))	166,201
Accrued management fees	561,289
Distribution and service fees payable	13,884
7,975,195

Net Assets	$946,908,187

Net Assets Consist of:
Capital paid in	$966,352,620
Distributions in excess of net investment income	(31,594)
Accumulated net realized loss	(38,284,817)
Net unrealized appreciation	18,871,978
$946,908,187

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$287,087,680	50,104,913	$5.73
Institutional Class	$537,456,992	93,726,671	$5.73
A Class	$22,165,658	3,866,278	$5.73*
C Class	$9,984,609	1,741,407	$5.73
R Class	$1,516,266	264,415	$5.73
R6 Class	$88,696,982	15,485,010	$5.73
*Maximum offering price $6.00 (net asset value divided by 0.955).

See Notes to Financial Statements.

29

Statement of Operations

YEAR ENDED MARCH 31, 2017
Investment Income (Loss)
Income:
Interest	$55,542,663
Dividends	53,355
55,596,018

Expenses:
Management fees	6,627,726
Distribution and service fees:
A Class	58,215
C Class	99,448
R Class	7,115
Trustees' fees and expenses	55,974
Other expenses	28,057
6,876,535

Net investment income (loss)	48,719,483

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(8,326,808)
Swap agreement transactions	2,456,074
Foreign currency transactions	(2,158,994)
(8,029,728)

Change in net unrealized appreciation (depreciation) on:
Investments	70,206,546
Swap agreements	(1,136,391)
Translation of assets and liabilities in foreign currencies	237,676
69,307,831

Net realized and unrealized gain (loss)	61,278,103

Net Increase (Decrease) in Net Assets Resulting from Operations	$109,997,586

See Notes to Financial Statements.

30

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2017 AND MARCH 31, 2016
Increase (Decrease) in Net Assets	March 31, 2017	March 31, 2016
Operations
Net investment income (loss)	$48,719,483	$44,212,948
Net realized gain (loss)	(8,029,728)	(27,125,980)
Change in net unrealized appreciation (depreciation)	69,307,831	(51,261,241)
Net increase (decrease) in net assets resulting from operations	109,997,586	(34,174,273)

Distributions to Shareholders
From net investment income:
Investor Class	(16,605,715)	(16,227,172)
Institutional Class	(27,560,811)	(24,581,232)
A Class	(1,165,088)	(1,542,518)
C Class	(422,743)	(531,265)
R Class	(67,673)	(86,551)
R6 Class	(3,874,829)	(2,692,775)
Decrease in net assets from distributions	(49,696,859)	(45,661,513)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(22,391,433)	186,374,984

Net increase (decrease) in net assets	37,909,294	106,539,198

Net Assets
Beginning of period	908,998,893	802,459,695
End of period	$946,908,187	$908,998,893

Undistributed (distributions in excess of) net investment income	$(31,594)	$45,496

See Notes to Financial Statements.

31

Notes to Financial Statements

MARCH 31, 2017
1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. High-Yield Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek high current income. As a secondary objective, the fund seeks capital appreciation, but only when consistent with its primary objective of maximizing current income.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not

32

limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three

33

years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. and American Century Strategic Asset Allocations, Inc. own, in aggregate, 74% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.5425% to 0.6600%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class and 0.0000% to 0.0600% for the R6 Class. The effective annual management fee for each class for the year ended March 31, 2017 was 0.84% for the Investor Class, A Class, C Class and R Class, 0.64% for the Institutional Class and 0.59% for the R6 Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2017 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

34

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended March 31, 2017 totaled $271,607,618, of which $3,930,000 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended March 31, 2017 totaled $250,468,286, of which $4,043,913 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2017		Year ended March 31, 2016
	Shares	Amount	Shares	Amount
Investor Class
Sold	27,751,867	$156,418,859	50,065,991	$275,468,547
Issued in reinvestment of distributions	2,842,287	16,020,140	2,802,207	15,480,835
Redeemed	(44,766,246)	(250,338,594)	(40,248,421)	(223,377,567)
	(14,172,092)	(77,899,595)	12,619,777	67,571,815
Institutional Class
Sold	11,326,800	64,036,378	25,710,256	141,622,201
Issued in reinvestment of distributions	4,820,237	27,222,346	4,434,893	24,490,317
Redeemed	(10,621,010)	(59,934,476)	(10,282,692)	(55,969,696)
	5,526,027	31,324,248	19,862,457	110,142,822
A Class
Sold	983,220	5,564,253	545,038	3,038,642
Issued in reinvestment of distributions	198,337	1,118,549	267,398	1,485,390
Redeemed	(1,904,997)	(10,704,231)	(2,119,117)	(11,741,439)
	(723,440)	(4,021,429)	(1,306,681)	(7,217,407)
C Class
Sold	333,610	1,886,645	228,689	1,268,401
Issued in reinvestment of distributions	66,554	375,612	82,614	459,093
Redeemed	(466,645)	(2,630,503)	(960,321)	(5,351,534)
	(66,481)	(368,246)	(649,018)	(3,624,040)
R Class
Sold	66,046	373,620	42,068	231,781
Issued in reinvestment of distributions	11,955	67,448	15,583	86,293
Redeemed	(116,470)	(645,940)	(64,080)	(348,753)
	(38,469)	(204,872)	(6,429)	(30,679)
R6 Class
Sold	7,219,322	40,632,833	4,434,374	24,434,475
Issued in reinvestment of distributions	690,468	3,874,829	489,553	2,692,660
Redeemed	(2,795,383)	(15,729,201)	(1,374,322)	(7,594,662)
	5,114,407	28,778,461	3,549,605	19,532,473
Net increase (decrease)	(4,360,048)	$(22,391,433)	34,069,711	$186,374,984

35

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$881,575,874	—
Common Stocks	$3,022,157	—	—
Asset-Backed Securities	—	2,513,879	—
Sovereign Governments and Agencies	—	1,075,000	—
Exchange-Traded Funds	930,468	—	—
Collateralized Mortgage Obligations	—	701,259	—
Temporary Cash Investments	14,168	39,738,571	—
	$3,966,793	$925,604,583	—
Other Financial Instruments
Swap Agreements	—	$1,087,369	—

Liabilities
Other Financial Instruments
Swap Agreements	—	$166,201	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net

36

unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $36,319,167.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $148,520,923.

Value of Derivative Instruments as of March 31, 2017

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$444	Payable for variation margin on swap agreements*	—
Credit Risk	Swap agreements	287,839	Swap agreements	$166,201
		$288,283		$166,201

*	Included in the unrealized appreciation (depreciation) on centrally cleared credit default swap agreements as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2017

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$2,456,074	Change in net unrealized appreciation (depreciation) on swap agreements	$(1,136,391)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	(2,158,994)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	237,676
		$297,080		$(898,715)

8. Risk Factors

The fund invests primarily in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

37

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2017 and March 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$49,696,859	$45,661,513
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2017, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$911,309,258
Gross tax appreciation of investments	$36,007,084
Gross tax depreciation of investments	(17,744,966)
Net tax appreciation (depreciation) of investments	18,262,118
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	155,503
Net tax appreciation (depreciation)	$18,417,621
Undistributed ordinary income	—
Accumulated short-term capital losses	$(3,342,655)
Accumulated long-term capital losses	$(34,519,399)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

10. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

11. Corporate Event

The Institutional Class was renamed to the R5 Class effective April 10, 2017.

38

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$5.36	0.29	0.37	0.66	(0.29)	—	(0.29)	$5.73	12.62%	0.85%	5.13%	29%	$287,088
2016	$5.92	0.30	(0.55)	(0.25)	(0.31)	—	(0.31)	$5.36	(4.30)%	0.85%	5.36%	24%	$344,505
2015	$6.24	0.32	(0.26)	0.06	(0.33)	(0.05)	(0.38)	$5.92	0.97%	0.85%	5.29%	34%	$305,901
2014	$6.29	0.36	0.01	0.37	(0.36)	(0.06)	(0.42)	$6.24	6.08%	0.85%	5.73%	27%	$301,950
2013	$6.04	0.38	0.31	0.69	(0.38)	(0.06)	(0.44)	$6.29	11.92%	0.85%	6.14%	28%	$325,228
Institutional Class
2017	$5.36	0.30	0.38	0.68	(0.31)	—	(0.31)	$5.73	12.85%	0.65%	5.33%	29%	$537,457
2016	$5.92	0.31	(0.55)	(0.24)	(0.32)	—	(0.32)	$5.36	(4.11)%	0.65%	5.56%	24%	$473,014
2015	$6.24	0.33	(0.26)	0.07	(0.34)	(0.05)	(0.39)	$5.92	1.18%	0.65%	5.49%	34%	$404,881
2014	$6.29	0.37	0.01	0.38	(0.37)	(0.06)	(0.43)	$6.24	6.29%	0.65%	5.93%	27%	$357,390
2013	$6.04	0.39	0.32	0.71	(0.40)	(0.06)	(0.46)	$6.29	12.14%	0.65%	6.34%	28%	$282,497
A Class
2017	$5.36	0.28	0.37	0.65	(0.28)	—	(0.28)	$5.73	12.35%	1.10%	4.88%	29%	$22,166
2016	$5.92	0.28	(0.55)	(0.27)	(0.29)	—	(0.29)	$5.36	(4.54)%	1.10%	5.11%	24%	$24,610
2015	$6.24	0.31	(0.27)	0.04	(0.31)	(0.05)	(0.36)	$5.92	0.72%	1.10%	5.04%	34%	$34,928
2014	$6.29	0.34	0.02	0.36	(0.35)	(0.06)	(0.41)	$6.24	5.82%	1.10%	5.48%	27%	$50,020
2013	$6.04	0.36	0.32	0.68	(0.37)	(0.06)	(0.43)	$6.29	11.64%	1.10%	5.89%	28%	$54,563

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2017	$5.36	0.23	0.38	0.61	(0.24)	—	(0.24)	$5.73	11.51%	1.85%	4.13%	29%	$9,985
2016	$5.92	0.24	(0.55)	(0.31)	(0.25)	—	(0.25)	$5.36	(5.25)%	1.85%	4.36%	24%	$9,695
2015	$6.24	0.26	(0.26)	—	(0.27)	(0.05)	(0.32)	$5.92	(0.03)%	1.85%	4.29%	34%	$14,555
2014	$6.29	0.29	0.02	0.31	(0.30)	(0.06)	(0.36)	$6.24	5.03%	1.85%	4.73%	27%	$21,786
2013	$6.04	0.32	0.31	0.63	(0.32)	(0.06)	(0.38)	$6.29	10.81%	1.85%	5.14%	28%	$23,797
R Class
2017	$5.36	0.26	0.38	0.64	(0.27)	—	(0.27)	$5.73	12.06%	1.35%	4.63%	29%	$1,516
2016	$5.92	0.27	(0.55)	(0.28)	(0.28)	—	(0.28)	$5.36	(4.78)%	1.35%	4.86%	24%	$1,624
2015	$6.24	0.29	(0.26)	0.03	(0.30)	(0.05)	(0.35)	$5.92	0.47%	1.35%	4.79%	34%	$1,832
2014	$6.29	0.33	0.01	0.34	(0.33)	(0.06)	(0.39)	$6.24	5.55%	1.35%	5.23%	27%	$1,987
2013	$6.04	0.35	0.31	0.66	(0.35)	(0.06)	(0.41)	$6.29	11.37%	1.35%	5.64%	28%	$2,312
R6 Class
2017	$5.36	0.30	0.38	0.68	(0.31)	—	(0.31)	$5.73	12.90%	0.60%	5.38%	29%	$88,697
2016	$5.92	0.31	(0.55)	(0.24)	(0.32)	—	(0.32)	$5.36	(4.06)%	0.60%	5.61%	24%	$55,552
2015	$6.24	0.33	(0.26)	0.07	(0.34)	(0.05)	(0.39)	$5.92	1.23%	0.60%	5.54%	34%	$40,362
2014(3)	$6.20	0.25	0.10	0.35	(0.25)	(0.06)	(0.31)	$6.24	5.78%	0.60%(4)	5.95%(4)	27%(5)	$4,064

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through March 31, 2014.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the American Century Investment Trust and Shareholders of the High-Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the High-Yield Fund (one of the ten funds constituting the American Century Investment Trust, hereafter referred to as the “Fund”) as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2017

42

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None

43

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	126	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

44

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

45

Proxy Voting Results

A special meeting of shareholders was held on June 13, 2016, to vote on the following proposal. The proposal received the required number of votes and was adopted. A summary of voting results is listed below.

To elect four trustees to the Board of Trustees of American Century Investment Trust:

	Affirmative	Withhold
Tanya S. Beder	$11,245,587,866	$88,169,279
Jeremy I. Bulow	$11,247,094,163	$86,662,982
Anne Casscells	$11,241,523,389	$92,233,756
Jonathan D. Levin	$11,242,680,933	$91,076,212
The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, Ronald J. Gilson, Frederick L. A. Grauer, Peter F. Pervere and John B. Shoven.

46

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

47

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2017.

For corporate taxpayers, the fund hereby designates $5,467, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2017 as qualified for the corporate dividends received deduction.

48

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92281 1705

Annual Report

March 31, 2017

NT Diversified Bond Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of March 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Institutional Class	ACLDX	0.59%	2.36%	4.53%	—	5/12/06
Bloomberg Barclays U.S. Aggregate Bond Index	—	0.44%	2.34%	4.27%	—	—
R6 Class	ACDDX	0.74%	—	—	2.81%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available. Fund returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2017
Institutional Class — $15,573

Bloomberg Barclays U.S. Aggregate Bond Index — $15,197

Ending value of Institutional Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Institutional Class	R6 Class
0.40%	0.35%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Jeff Houston, Brian Howell, and David MacEwen

Performance Summary

NT Diversified Bond gained 0.59%* for the 12 months ended March 31, 2017. By comparison, the Bloomberg Barclays U.S. Aggregate Bond Index returned 0.44%. Fund returns reflect operating expenses, while index returns do not.

The absolute returns of the fund and the index reflect the challenging backdrop for investment-grade bonds during the 12-month period. Improving U.S. and global economic data, optimism surrounding President Trump’s pro-growth policy agenda, and two Federal Reserve (Fed) rate hikes helped push U.S. Treasury yields higher. Against this backdrop, a “risk-on” sentiment prevailed through most of the period, favoring stocks, commodities, and higher-yielding and below-investment-grade fixed-income securities. NT Diversified Bond’s exposure to fixed-income securities outside of the Bloomberg Barclays index primarily accounted for the fund’s outperformance relative to the index.

Security Selection, Out-of-Index Positions Aided Performance

We continued to underweight Treasuries and government agencies relative to the Bloomberg Barclays index in favor of spread (non-Treasury) sectors, including corporate credit and securitized bonds, during the 12-month period. Although the overweight positions in the securitized and corporate bond sectors detracted from relative results, security selection within these allocations had a significant positive influence on the fund’s relative performance. In particular, our securitized selections, including agency and non-agency commercial mortgage-backed securities, asset-backed securities, non-agency collateralized mortgage obligations, and traditional pass-through mortgage-backed securities, broadly contributed to performance. Within the corporate sector, our out-of-index allocation to high-yield corporate bonds was a prominent contributor. High-yield bonds were among the largest beneficiaries of the period’s risk rally, advancing on upbeat corporate earnings reports, improving economic data, higher oil prices (off their lows of early 2016), and investor demand for yield.

Expectations for higher inflation from President Trump’s pro-growth agenda prompted us to add an out-of-index position in Treasury inflation-protected securities (TIPS) late in 2016. This position aided relative performance as inflation indicators moved higher and TIPS outperformed nominal Treasuries.

In addition, an out-of-index allocation to non-U.S.-dollar-denominated European financial sector bonds and Portugal sovereign securities also contributed to relative performance, benefiting from ongoing central bank stimulus programs in Europe. We also added a relative value trade, seeking to take advantage of an expected convergence in yields between U.S. Treasuries and government securities in the U.K. and Germany. We used futures contracts as part of this strategy.

* All fund returns referenced in this commentary are for Institutional Class shares. Performance for other share classes will vary due to differences in fee structure; when Institutional Class performance exceeds that of the index, other share classes may not. See page 2 for returns for all share classes.

3

Duration Strategy, Emerging Markets Exposure Modestly Weighed on Results Following the Election

Prior to the U.S. presidential election in November, we established a slightly long duration position (greater price sensitivity to interest rate changes), under the assumption that a Donald Trump victory might cause a Treasury rally/flight to quality. That happened briefly, but it quickly gave way to the “Trump reflation trade,” sending Treasury yields soaring. We exited the long-duration position shortly after the election, but it was a performance detractor in the fourth quarter of 2016. Other than this brief period surrounding the election, the portfolio’s duration was neutral relative to the index.

In addition, a small, out-of-index position in corporate emerging markets bonds slightly detracted from performance, primarily due to the global bond market sell-off following the U.S. presidential election. Concerns about President Trump’s protectionist trade policy proposals weighed on emerging markets bonds. However, as the administration softened its protectionist rhetoric, these concerns subsided, and emerging markets bonds generally rebounded in the first quarter of 2017.

Portfolio Positioning

We believe the U.S. election results have introduced uncertainty to future U.S. fiscal and monetary policy, which may lead to higher bond market volatility. If President Trump is able to successfully implement his campaign agenda, we expect higher interest rates and inflation to follow. If new policy measures fall short, if global growth falters, or if geopolitical events escalate, we believe rates could remain low. We believe the pace and magnitude of future Fed interest rate increases will be gradual and have a relatively shallow path dependent on U.S. and global economic factors. We believe two additional Fed rate hikes are likely in 2017. In this environment, we plan to maintain a neutral duration while continuing to overweight positions in the securitized and corporate credit sectors and non-index securities, such as high-yield corporate bonds, emerging markets bonds, European securities, and TIPS.

4

Fund Characteristics

MARCH 31, 2017
Portfolio at a Glance
Average Duration (effective)	6.0 years
Weighted Average Life	8.1 years

Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	36.7%
Corporate Bonds	30.5%
U.S. Government Agency Mortgage-Backed Securities	23.6%
Collateralized Mortgage Obligations	5.4%
Asset-Backed Securities	5.3%
Commercial Mortgage-Backed Securities	4.6%
U.S. Government Agency Securities	1.6%
Sovereign Governments and Agencies	1.4%
Municipal Securities	1.2%
Temporary Cash Investments	0.6%
Other Assets and Liabilities	(10.9)%*
*Amount relates primarily to payable for investments purchased, but not settled, at period end.

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2016 to March 31, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/16	Ending Account Value 3/31/17	Expenses Paid During Period(1) 10/1/16 - 3/31/17	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$978.70	$1.97	0.40%
R6 Class	$1,000	$979.90	$1.73	0.35%
Hypothetical
Institutional Class	$1,000	$1,022.94	$2.02	0.40%
R6 Class	$1,000	$1,023.19	$1.77	0.35%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

6

Schedule of Investments

MARCH 31, 2017

	Principal Amount	Value
U.S. TREASURY SECURITIES — 36.7%
U.S. Treasury Bonds, 3.50%, 2/15/39	$38,630,000	$42,517,144
U.S. Treasury Bonds, 3.125%, 11/15/41	28,500,000	29,166,843
U.S. Treasury Bonds, 3.00%, 5/15/42	6,500,000	6,498,986
U.S. Treasury Bonds, 2.875%, 5/15/43	23,100,000	22,491,361
U.S. Treasury Bonds, 3.125%, 8/15/44(1)	24,410,000	24,883,432
U.S. Treasury Bonds, 3.00%, 11/15/44	13,200,000	13,139,412
U.S. Treasury Bonds, 2.50%, 2/15/45	57,870,000	51,997,121
U.S. Treasury Bonds, 3.00%, 5/15/45	500,000	497,051
U.S. Treasury Bonds, 2.25%, 8/15/46	3,450,000	2,918,890
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/26	19,759,350	19,293,543
U.S. Treasury Notes, 4.75%, 8/15/17	1,092,000	1,107,655
U.S. Treasury Notes, 0.75%, 10/31/17	35,000,000	34,961,710
U.S. Treasury Notes, 1.00%, 2/15/18	98,400,000	98,357,688
U.S. Treasury Notes, 1.00%, 3/15/18	79,050,000	78,995,930
U.S. Treasury Notes, 0.75%, 4/15/18	20,000,000	19,931,640
U.S. Treasury Notes, 2.625%, 4/30/18	8,355,000	8,491,094
U.S. Treasury Notes, 1.00%, 5/31/18	12,280,000	12,263,213
U.S. Treasury Notes, 1.375%, 6/30/18	13,210,000	13,250,251
U.S. Treasury Notes, 1.375%, 7/31/18	27,050,000	27,130,825
U.S. Treasury Notes, 1.25%, 10/31/18	39,300,000	39,333,759
U.S. Treasury Notes, 1.25%, 11/15/18	46,250,000	46,286,121
U.S. Treasury Notes, 1.375%, 11/30/18	28,700,000	28,782,398
U.S. Treasury Notes, 1.125%, 1/31/19	7,000,000	6,986,462
U.S. Treasury Notes, 1.50%, 2/28/19	10,000,000	10,047,660
U.S. Treasury Notes, 1.625%, 7/31/19	6,100,000	6,138,839
U.S. Treasury Notes, 1.625%, 8/31/19	5,000,000	5,029,785
U.S. Treasury Notes, 1.75%, 9/30/19	12,500,000	12,610,837
U.S. Treasury Notes, 1.50%, 11/30/19	41,600,000	41,669,056
U.S. Treasury Notes, 1.625%, 12/31/19	20,400,000	20,493,228
U.S. Treasury Notes, 1.375%, 3/31/20	23,900,000	23,797,302
U.S. Treasury Notes, 1.625%, 6/30/20	9,150,000	9,158,217
U.S. Treasury Notes, 1.375%, 9/30/20	66,850,000	66,185,444
U.S. Treasury Notes, 1.375%, 10/31/20	3,200,000	3,165,187
U.S. Treasury Notes, 2.00%, 11/30/20	25,000,000	25,258,800
U.S. Treasury Notes, 2.125%, 1/31/21	8,000,000	8,110,472
U.S. Treasury Notes, 2.25%, 4/30/21	28,810,000	29,319,793
U.S. Treasury Notes, 1.375%, 5/31/21	5,000,000	4,911,230
U.S. Treasury Notes, 2.00%, 5/31/21	17,000,000	17,129,829
U.S. Treasury Notes, 2.00%, 10/31/21	90,550,000	90,967,345
U.S. Treasury Notes, 2.00%, 12/31/21	10,000,000	10,038,670
U.S. Treasury Notes, 1.875%, 1/31/22	59,000,000	58,873,268
U.S. Treasury Notes, 1.375%, 6/30/23	15,750,000	15,046,164

7

		Principal Amount	Value
U.S. Treasury Notes, 1.25%, 7/31/23		$4,000,000	$3,785,704
U.S. Treasury Notes, 2.00%, 11/15/26		31,970,000	30,881,645
TOTAL U.S. TREASURY SECURITIES (Cost $1,130,907,890)			1,121,901,004
CORPORATE BONDS — 30.5%
Aerospace and Defense — 0.3%
Boeing Co. (The), 2.20%, 10/30/22		1,430,000	1,398,769
Harris Corp., 2.70%, 4/27/20		590,000	595,781
Lockheed Martin Corp., 3.55%, 1/15/26		3,300,000	3,355,915
Lockheed Martin Corp., 3.80%, 3/1/45		1,320,000	1,240,441
Rockwell Collins, Inc., 4.35%, 4/15/47(2)		750,000	752,853
United Technologies Corp., 6.05%, 6/1/36		730,000	910,944
United Technologies Corp., 5.70%, 4/15/40		1,420,000	1,732,062
United Technologies Corp., 3.75%, 11/1/46		900,000	846,914
			10,833,679
Auto Components — 0.2%
Schaeffler Finance BV, 4.25%, 5/15/21(3)		1,820,000	1,854,125
Tenneco, Inc., 5.00%, 7/15/26		1,370,000	1,345,162
ZF North America Capital, Inc., 4.00%, 4/29/20(3)		1,850,000	1,907,812
			5,107,099
Automobiles — 1.0%
Ford Motor Co., 4.35%, 12/8/26		2,300,000	2,346,244
Ford Motor Credit Co. LLC, 2.15%, 1/9/18		1,800,000	1,804,941
Ford Motor Credit Co. LLC, 5.00%, 5/15/18		5,750,000	5,942,090
Ford Motor Credit Co. LLC, 8.125%, 1/15/20		1,150,000	1,322,290
Ford Motor Credit Co. LLC, 5.875%, 8/2/21		3,280,000	3,650,915
General Motors Co., 5.00%, 4/1/35		1,590,000	1,577,569
General Motors Financial Co., Inc., 3.25%, 5/15/18		2,280,000	2,311,845
General Motors Financial Co., Inc., 3.10%, 1/15/19		2,910,000	2,958,009
General Motors Financial Co., Inc., 3.20%, 7/6/21		2,810,000	2,823,123
General Motors Financial Co., Inc., 5.25%, 3/1/26		3,080,000	3,314,659
Jaguar Land Rover Automotive plc, 4.125%, 12/15/18(3)		1,260,000	1,291,500
			29,343,185
Banks — 4.5%
Bank of America Corp., 5.75%, 12/1/17		6,665,000	6,841,976
Bank of America Corp., 4.10%, 7/24/23		4,160,000	4,362,917
Bank of America Corp., MTN, 5.625%, 7/1/20		2,320,000	2,546,031
Bank of America Corp., MTN, 4.00%, 4/1/24		2,370,000	2,460,747
Bank of America Corp., MTN, 4.20%, 8/26/24		3,070,000	3,130,909
Bank of America Corp., MTN, 4.00%, 1/22/25		3,140,000	3,141,627
Bank of America Corp., MTN, 5.00%, 1/21/44		830,000	907,732
Bank of America Corp., MTN, VRN, 4.44%, 1/20/47		1,230,000	1,236,476
Bank of America N.A., 6.00%, 10/15/36		650,000	801,239
Banque Federative du Credit Mutuel SA, 2.00%, 4/12/19(3)		1,550,000	1,540,491
Barclays Bank plc, 5.14%, 10/14/20		1,500,000	1,605,806
Barclays Bank plc, MTN, VRN, 6.75%, 1/16/18	GBP	2,500,000	3,241,538
Barclays plc, 4.375%, 1/12/26		$1,500,000	1,522,953
Barclays plc, 4.95%, 1/10/47		1,100,000	1,103,032

8

		Principal Amount	Value
BPCE SA, 5.15%, 7/21/24(3)		$1,870,000	$1,923,344
Branch Banking & Trust Co., 3.625%, 9/16/25		813,000	833,680
Branch Banking & Trust Co., 3.80%, 10/30/26		1,300,000	1,351,906
Capital One Financial Corp., 4.20%, 10/29/25		3,115,000	3,132,665
Capital One N.A., 2.35%, 8/17/18		1,600,000	1,610,501
Citigroup, Inc., 1.75%, 5/1/18		1,980,000	1,979,875
Citigroup, Inc., 2.55%, 4/8/19		1,250,000	1,262,898
Citigroup, Inc., 2.90%, 12/8/21		1,800,000	1,808,602
Citigroup, Inc., 4.50%, 1/14/22		2,470,000	2,645,881
Citigroup, Inc., 4.05%, 7/30/22		1,400,000	1,459,510
Citigroup, Inc., 3.20%, 10/21/26		1,200,000	1,147,660
Citigroup, Inc., 4.45%, 9/29/27		9,390,000	9,548,146
Commerzbank AG, 8.125%, 9/19/23(3)		690,000	809,007
Commerzbank AG, MTN, 4.00%, 3/23/26	EUR	2,730,000	3,089,207
Cooperatieve Rabobank UA, 3.875%, 2/8/22		$2,270,000	2,390,902
Cooperatieve Rabobank UA, 3.95%, 11/9/22		980,000	1,006,837
Cooperatieve Rabobank UA, MTN, 4.125%, 9/14/22	EUR	2,500,000	3,101,340
Fifth Third Bancorp, 4.30%, 1/16/24		$750,000	785,265
Fifth Third Bank, 2.875%, 10/1/21		1,830,000	1,853,054
HBOS plc, MTN, 6.75%, 5/21/18(3)		2,280,000	2,388,200
HSBC Bank plc, MTN, 6.50%, 7/7/23	GBP	1,200,000	1,867,614
HSBC Bank USA N.A., 5.875%, 11/1/34		$420,000	502,304
Huntington Bancshares, Inc., 2.30%, 1/14/22		2,380,000	2,320,143
Intesa Sanpaolo SpA, 5.02%, 6/26/24(3)		770,000	725,379
JPMorgan Chase & Co., 2.55%, 3/1/21		2,850,000	2,852,374
JPMorgan Chase & Co., 4.625%, 5/10/21		6,860,000	7,394,024
JPMorgan Chase & Co., 3.25%, 9/23/22		3,880,000	3,953,076
JPMorgan Chase & Co., 3.875%, 9/10/24		3,130,000	3,177,332
JPMorgan Chase & Co., 3.125%, 1/23/25		2,750,000	2,707,576
JPMorgan Chase & Co., 4.95%, 6/1/45		2,050,000	2,163,726
JPMorgan Chase & Co., VRN, 3.78%, 2/1/27		1,000,000	1,010,492
KeyBank N.A., MTN, 3.40%, 5/20/26		1,950,000	1,899,832
Regions Bank, 6.45%, 6/26/37		1,240,000	1,406,439
Santander Issuances SAU, MTN, 2.50%, 3/18/25	EUR	1,200,000	1,279,058
SunTrust Bank, 3.30%, 5/15/26		$1,950,000	1,896,878
Turkiye Garanti Bankasi AS, 5.875%, 3/16/23(3)		3,400,000	3,445,985
U.S. Bancorp, MTN, 3.00%, 3/15/22		2,150,000	2,191,572
U.S. Bancorp, MTN, 3.60%, 9/11/24		1,910,000	1,968,645
U.S. Bank N.A., 2.80%, 1/27/25		1,270,000	1,248,086
Wells Fargo & Co., 3.07%, 1/24/23		1,860,000	1,869,209
Wells Fargo & Co., 4.125%, 8/15/23		760,000	796,627
Wells Fargo & Co., 3.00%, 4/22/26		1,510,000	1,447,626
Wells Fargo & Co., 5.61%, 1/15/44		366,000	419,971
Wells Fargo & Co., MTN, 2.60%, 7/22/20		3,900,000	3,939,917
Wells Fargo & Co., MTN, 3.55%, 9/29/25		1,900,000	1,915,952
Wells Fargo & Co., MTN, 4.10%, 6/3/26		2,700,000	2,765,564
Wells Fargo & Co., MTN, 4.65%, 11/4/44		1,555,000	1,565,456

9

	Principal Amount	Value
Wells Fargo & Co., MTN, 4.75%, 12/7/46	$1,150,000	$1,178,385
		138,481,196
Beverages — 0.7%
Anheuser-Busch InBev Finance, Inc., 3.30%, 2/1/23	5,890,000	6,001,657
Anheuser-Busch InBev Finance, Inc., 3.65%, 2/1/26	3,710,000	3,758,048
Anheuser-Busch InBev Finance, Inc., 4.90%, 2/1/46	4,220,000	4,574,484
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19	160,000	176,087
Constellation Brands, Inc., 4.75%, 12/1/25	3,270,000	3,528,333
Molson Coors Brewing Co., 3.00%, 7/15/26	3,390,000	3,229,765
		21,268,374
Biotechnology — 1.1%
AbbVie, Inc., 2.90%, 11/6/22	3,240,000	3,231,566
AbbVie, Inc., 3.60%, 5/14/25	3,110,000	3,115,729
AbbVie, Inc., 4.40%, 11/6/42	1,790,000	1,714,963
AbbVie, Inc., 4.45%, 5/14/46	470,000	451,362
Amgen, Inc., 1.85%, 8/19/21	2,210,000	2,148,438
Amgen, Inc., 4.66%, 6/15/51	2,183,000	2,187,329
Biogen, Inc., 3.625%, 9/15/22	2,660,000	2,746,541
Celgene Corp., 3.25%, 8/15/22	2,490,000	2,531,359
Celgene Corp., 3.625%, 5/15/24	850,000	861,615
Celgene Corp., 3.875%, 8/15/25	3,650,000	3,736,797
Celgene Corp., 5.00%, 8/15/45	870,000	913,867
Gilead Sciences, Inc., 4.40%, 12/1/21	2,970,000	3,190,160
Gilead Sciences, Inc., 3.65%, 3/1/26	4,730,000	4,771,950
Gilead Sciences, Inc., 4.15%, 3/1/47	1,000,000	931,520
		32,533,196
Building Products — 0.1%
Masco Corp., 4.45%, 4/1/25	1,860,000	1,950,656
Masco Corp., 4.375%, 4/1/26	700,000	730,947
		2,681,603
Capital Markets†
Jefferies Group LLC, 4.85%, 1/15/27	1,050,000	1,073,790
Chemicals — 0.2%
Ashland LLC, 4.75%, 8/15/22	950,000	986,813
Dow Chemical Co. (The), 4.25%, 11/15/20	787,000	835,324
Dow Chemical Co. (The), 4.375%, 11/15/42	460,000	456,646
Eastman Chemical Co., 3.60%, 8/15/22	496,000	511,936
Ecolab, Inc., 4.35%, 12/8/21	2,090,000	2,258,947
LyondellBasell Industries NV, 5.00%, 4/15/19	892,000	939,804
LyondellBasell Industries NV, 4.625%, 2/26/55	880,000	831,670
Mosaic Co. (The), 5.625%, 11/15/43	500,000	516,467
		7,337,607
Commercial Services and Supplies — 0.1%
Republic Services, Inc., 3.55%, 6/1/22	1,910,000	1,983,048
Waste Management, Inc., 4.75%, 6/30/20	830,000	895,667
Waste Management, Inc., 4.10%, 3/1/45	1,740,000	1,751,336
		4,630,051
10

		Principal Amount	Value
Communications Equipment — 0.1%
Cisco Systems, Inc., 3.00%, 6/15/22		$1,520,000	$1,557,200
Cisco Systems, Inc., 2.50%, 9/20/26		1,800,000	1,710,981
CommScope Technologies LLC, 5.00%, 3/15/27(3)		590,000	590,561
			3,858,742
Construction Materials†
Owens Corning, 4.20%, 12/15/22		1,060,000	1,109,958
Consumer Finance — 1.0%
American Express Centurion Bank, MTN, 6.00%, 9/13/17		1,450,000	1,478,907
American Express Co., 1.55%, 5/22/18		1,530,000	1,528,372
American Express Co., 3.625%, 12/5/24		1,500,000	1,510,785
American Express Credit Corp., 2.60%, 9/14/20		810,000	818,863
American Express Credit Corp., MTN, 2.25%, 5/5/21		2,160,000	2,140,424
Capital One Bank USA N.A., 2.30%, 6/5/19		2,390,000	2,396,061
Capital One Bank USA N.A., 3.375%, 2/15/23		1,580,000	1,578,670
CIT Group, Inc., 4.25%, 8/15/17		2,450,000	2,474,500
CIT Group, Inc., 5.00%, 8/15/22		1,270,000	1,332,700
Discover Bank, 3.45%, 7/27/26		3,730,000	3,587,223
Equifax, Inc., 3.30%, 12/15/22		800,000	812,033
GLP Capital LP / GLP Financing II, Inc., 4.875%, 11/1/20		920,000	967,564
John Deere Capital Corp., MTN, 3.15%, 10/15/21		570,000	584,839
PNC Bank N.A., 6.00%, 12/7/17		2,860,000	2,941,647
PNC Bank N.A., 1.95%, 3/4/19		2,500,000	2,505,567
PNC Bank N.A., 3.80%, 7/25/23		1,150,000	1,203,618
Synchrony Financial, 2.60%, 1/15/19		1,180,000	1,189,625
Synchrony Financial, 3.00%, 8/15/19		500,000	508,032
			29,559,430
Containers and Packaging — 0.2%
Ball Corp., 4.00%, 11/15/23		1,520,000	1,527,600
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23		2,340,000	2,398,500
WestRock RKT Co., 4.00%, 3/1/23		1,910,000	1,973,653
			5,899,753
Diversified Consumer Services — 0.1%
Board of Trustees of The Leland Stanford Junior University (The), 3.46%, 5/1/47		670,000	640,697
Catholic Health Initiatives, 2.95%, 11/1/22		860,000	832,561
George Washington University (The), 3.55%, 9/15/46		960,000	852,896
			2,326,154
Diversified Financial Services — 2.9%
Ally Financial, Inc., 3.60%, 5/21/18		1,630,000	1,654,450
Ally Financial, Inc., 3.50%, 1/27/19		1,980,000	1,999,800
Ally Financial, Inc., 4.625%, 3/30/25		1,420,000	1,418,225
BNP Paribas SA, 4.375%, 9/28/25(3)		1,550,000	1,548,360
BNP Paribas SA, MTN, VRN, 2.625%, 10/14/22	EUR	1,200,000	1,320,979
Credit Agricole SA, MTN, 7.375%, 12/18/23	GBP	2,200,000	3,551,924
Credit Suisse Group Funding Guernsey Ltd., 3.45%, 4/16/21		$2,550,000	2,585,924

11

	Principal Amount	Value
Credit Suisse Group Funding Guernsey Ltd., 4.875%, 5/15/45	$500,000	$510,578
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/20	8,600,000	8,637,651
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35	1,800,000	1,904,544
Goldman Sachs Group, Inc. (The), 2.30%, 12/13/19	5,480,000	5,486,214
Goldman Sachs Group, Inc. (The), 5.375%, 3/15/20	4,440,000	4,810,682
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22	3,790,000	4,272,524
Goldman Sachs Group, Inc. (The), 3.50%, 1/23/25	2,540,000	2,534,277
Goldman Sachs Group, Inc. (The), 4.25%, 10/21/25	1,000,000	1,021,029
Goldman Sachs Group, Inc. (The), 3.50%, 11/16/26	3,500,000	3,433,395
Goldman Sachs Group, Inc. (The), 5.15%, 5/22/45	1,080,000	1,136,840
Goldman Sachs Group, Inc. (The), MTN, 4.80%, 7/8/44	1,910,000	2,027,538
HSBC Holdings plc, 2.95%, 5/25/21	4,917,000	4,943,542
HSBC Holdings plc, 4.30%, 3/8/26	2,620,000	2,730,724
HSBC Holdings plc, 4.375%, 11/23/26	3,100,000	3,129,841
HSBC Holdings plc, VRN, 3.26%, 3/13/22	1,520,000	1,528,392
Morgan Stanley, 5.00%, 11/24/25	9,180,000	9,873,751
Morgan Stanley, 4.375%, 1/22/47	840,000	838,009
Morgan Stanley, MTN, 5.625%, 9/23/19	7,010,000	7,573,001
Morgan Stanley, MTN, 2.50%, 4/21/21	1,600,000	1,592,728
Morgan Stanley, MTN, 3.70%, 10/23/24	2,450,000	2,489,283
S&P Global, Inc., 3.30%, 8/14/20	870,000	889,385
UBS Group Funding Jersey Ltd., 2.65%, 2/1/22(3)	2,300,000	2,256,930
UBS Group Funding Jersey Ltd., 4.125%, 9/24/25(3)	950,000	967,700
		88,668,220
Diversified Telecommunication Services — 1.6%
AT&T, Inc., 5.00%, 3/1/21	2,000,000	2,159,506
AT&T, Inc., 3.875%, 8/15/21	1,780,000	1,853,603
AT&T, Inc., 3.60%, 2/17/23	1,750,000	1,774,444
AT&T, Inc., 4.45%, 4/1/24	800,000	837,496
AT&T, Inc., 3.40%, 5/15/25	8,760,000	8,491,199
AT&T, Inc., 6.55%, 2/15/39	300,000	354,938
AT&T, Inc., 4.30%, 12/15/42	1,300,000	1,159,825
AT&T, Inc., 5.45%, 3/1/47	1,150,000	1,175,213
British Telecommunications plc, 5.95%, 1/15/18	3,260,000	3,367,958
CenturyLink, Inc., Series Q, 6.15%, 9/15/19	620,000	664,950
Deutsche Telekom International Finance BV, 3.60%, 1/19/27(3)	2,500,000	2,493,890
Frontier Communications Corp., 8.50%, 4/15/20	1,750,000	1,852,813
Orange SA, 4.125%, 9/14/21	1,470,000	1,551,581
Orange SA, 5.50%, 2/6/44	630,000	718,725
Telefonica Emisiones SAU, 5.46%, 2/16/21	2,180,000	2,394,931
Telefonica Emisiones SAU, 4.10%, 3/8/27	1,450,000	1,462,358
Telefonica Emisiones SAU, 5.21%, 3/8/47	900,000	917,636
Verizon Communications, Inc., 3.65%, 9/14/18	2,000,000	2,053,178
Verizon Communications, Inc., 2.45%, 11/1/22	1,000,000	962,675
Verizon Communications, Inc., 2.625%, 8/15/26	1,450,000	1,326,614

12

	Principal Amount	Value
Verizon Communications, Inc., 4.125%, 3/16/27	$1,210,000	$1,233,265
Verizon Communications, Inc., 5.05%, 3/15/34	6,760,000	6,887,142
Verizon Communications, Inc., 4.75%, 11/1/41	1,870,000	1,794,704
Verizon Communications, Inc., 4.86%, 8/21/46	881,000	850,476
Verizon Communications, Inc., 5.01%, 8/21/54	1,313,000	1,258,499
		49,597,619
Energy Equipment and Services — 0.1%
Ensco plc, 5.20%, 3/15/25	420,000	366,450
Halliburton Co., 3.80%, 11/15/25	2,000,000	2,035,462
		2,401,912
Equity Real Estate Investment Trusts (REITs) — 0.8%
American Tower Corp., 3.375%, 10/15/26	4,223,000	4,034,025
Boston Properties LP, 3.65%, 2/1/26	1,070,000	1,067,708
Crown Castle International Corp., 5.25%, 1/15/23	2,474,000	2,702,766
Crown Castle International Corp., 4.45%, 2/15/26	1,030,000	1,072,856
Essex Portfolio LP, 3.625%, 8/15/22	710,000	728,224
Essex Portfolio LP, 3.25%, 5/1/23	1,220,000	1,216,751
Hospitality Properties Trust, 4.65%, 3/15/24	3,440,000	3,509,371
Kilroy Realty LP, 3.80%, 1/15/23	1,650,000	1,693,996
Kilroy Realty LP, 4.375%, 10/1/25	970,000	1,014,395
Kimco Realty Corp., 2.80%, 10/1/26	2,130,000	1,961,136
Simon Property Group LP, 3.25%, 11/30/26	1,290,000	1,266,346
Ventas Realty LP, 4.125%, 1/15/26	720,000	731,752
VEREIT Operating Partnership LP, 4.125%, 6/1/21	2,310,000	2,375,997
Welltower, Inc., 3.75%, 3/15/23	2,030,000	2,081,643
		25,456,966
Food and Staples Retailing — 0.7%
CVS Health Corp., 3.50%, 7/20/22	2,020,000	2,081,204
CVS Health Corp., 2.75%, 12/1/22	1,345,000	1,332,206
CVS Health Corp., 5.125%, 7/20/45	1,750,000	1,935,013
Dollar General Corp., 3.25%, 4/15/23	1,400,000	1,401,441
Kroger Co. (The), 3.30%, 1/15/21	2,610,000	2,675,065
Kroger Co. (The), 3.875%, 10/15/46	1,390,000	1,252,412
Mondelez International Holdings Netherlands BV, 1.625%, 10/28/19(3)	4,090,000	4,030,417
Sysco Corp., 3.30%, 7/15/26	900,000	883,214
Target Corp., 2.50%, 4/15/26	2,400,000	2,245,402
Wal-Mart Stores, Inc., 5.625%, 4/1/40	410,000	504,592
Wal-Mart Stores, Inc., 4.75%, 10/2/43	820,000	913,691
Wal-Mart Stores, Inc., 4.30%, 4/22/44	2,900,000	3,035,517
		22,290,174
Food Products — 0.2%
Kraft Heinz Foods Co., 3.95%, 7/15/25	1,880,000	1,909,753
Kraft Heinz Foods Co., 5.20%, 7/15/45	980,000	1,019,487
Kraft Heinz Foods Co., 4.375%, 6/1/46	1,360,000	1,275,955
Lamb Weston Holdings, Inc., 4.625%, 11/1/24(3)	2,130,000	2,177,925
		6,383,120
Gas Utilities — 1.4%
Boardwalk Pipelines LP, 4.45%, 7/15/27	960,000	971,791

13

	Principal Amount	Value
Enbridge Energy Partners LP, 6.50%, 4/15/18	$540,000	$564,546
Enbridge Energy Partners LP, 5.20%, 3/15/20	1,220,000	1,305,792
Enbridge, Inc., 4.00%, 10/1/23	1,600,000	1,646,417
Enbridge, Inc., 4.50%, 6/10/44	860,000	798,284
Energy Transfer Equity LP, 7.50%, 10/15/20	1,090,000	1,220,800
Energy Transfer Partners LP, 4.15%, 10/1/20	1,220,000	1,267,676
Energy Transfer Partners LP, 3.60%, 2/1/23	2,370,000	2,358,430
Energy Transfer Partners LP, 4.90%, 3/15/35	1,600,000	1,535,325
Energy Transfer Partners LP, 6.50%, 2/1/42	420,000	454,734
Enterprise Products Operating LLC, 5.20%, 9/1/20	780,000	850,144
Enterprise Products Operating LLC, 4.85%, 3/15/44	3,150,000	3,196,872
Enterprise Products Operating LLC, VRN, 7.03%, 1/15/18	1,220,000	1,269,898
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20	950,000	1,028,035
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	2,729,000	3,034,760
Kinder Morgan, Inc., 5.55%, 6/1/45	600,000	617,332
Magellan Midstream Partners LP, 6.55%, 7/15/19	1,140,000	1,249,022
MPLX LP, 4.875%, 6/1/25	3,380,000	3,545,971
MPLX LP, 5.20%, 3/1/47	500,000	504,889
Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22	1,740,000	1,766,009
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	4,330,000	4,701,289
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	2,970,000	2,931,812
Sunoco Logistics Partners Operations LP, 3.90%, 7/15/26	840,000	813,080
Tesoro Logistics LP / Tesoro Logistics Finance Corp., 5.50%, 10/15/19	770,000	816,200
Williams Cos., Inc. (The), 3.70%, 1/15/23	830,000	819,625
Williams Partners LP, 4.125%, 11/15/20	1,050,000	1,098,728
Williams Partners LP, 5.10%, 9/15/45	1,990,000	1,984,605
		42,352,066
Health Care Equipment and Supplies — 0.8%
Abbott Laboratories, 2.00%, 9/15/18	770,000	770,651
Abbott Laboratories, 3.75%, 11/30/26	4,750,000	4,753,050
Becton Dickinson and Co., 3.73%, 12/15/24	4,370,000	4,505,260
Medtronic, Inc., 2.50%, 3/15/20	1,010,000	1,024,577
Medtronic, Inc., 3.50%, 3/15/25	4,475,000	4,580,955
Medtronic, Inc., 4.375%, 3/15/35	1,530,000	1,604,508
Stryker Corp., 3.50%, 3/15/26	1,140,000	1,153,341
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	660,000	685,602
Thermo Fisher Scientific, Inc., 3.30%, 2/15/22	988,000	1,008,420
Thermo Fisher Scientific, Inc., 2.95%, 9/19/26	1,260,000	1,201,982
Thermo Fisher Scientific, Inc., 5.30%, 2/1/44	1,200,000	1,366,405
Zimmer Biomet Holdings, Inc., 2.70%, 4/1/20	1,000,000	1,007,658
		23,662,409
Health Care Providers and Services — 0.6%
Ascension Health, 3.95%, 11/15/46	380,000	370,843
Express Scripts Holding Co., 4.50%, 2/25/26	1,750,000	1,798,104
Express Scripts Holding Co., 3.40%, 3/1/27	1,460,000	1,377,786
HCA, Inc., 3.75%, 3/15/19	3,640,000	3,731,000

14

		Principal Amount	Value
HCA, Inc., 4.25%, 10/15/19		$1,000,000	$1,037,500
Johns Hopkins Health System Corp. (The), 3.84%, 5/15/46		895,000	877,660
Mylan NV, 3.95%, 6/15/26		950,000	931,561
NYU Hospitals Center, 4.43%, 7/1/42		400,000	398,037
UnitedHealth Group, Inc., 2.875%, 12/15/21		1,480,000	1,509,476
UnitedHealth Group, Inc., 2.875%, 3/15/22		1,950,000	1,990,240
UnitedHealth Group, Inc., 3.75%, 7/15/25		2,190,000	2,289,273
Universal Health Services, Inc., 4.75%, 8/1/22(3)		1,700,000	1,755,250
			18,066,730
Hotels, Restaurants and Leisure — 0.3%
Aramark Services, Inc., 5.00%, 4/1/25(3)		840,000	867,300
Hilton Domestic Operating Co., Inc., 4.25%, 9/1/24(3)		1,940,000	1,925,450
International Game Technology plc, 6.25%, 2/15/22(3)		1,400,000	1,501,500
McDonald's Corp., MTN, 3.375%, 5/26/25		1,670,000	1,686,501
McDonald's Corp., MTN, 4.70%, 12/9/35		1,070,000	1,124,401
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22		1,190,000	1,291,150
			8,396,302
Household Durables — 0.4%
D.R. Horton, Inc., 3.625%, 2/15/18		1,450,000	1,464,248
D.R. Horton, Inc., 5.75%, 8/15/23		650,000	729,983
Lennar Corp., 4.75%, 12/15/17		1,470,000	1,493,887
Lennar Corp., 4.75%, 4/1/21		1,880,000	1,969,300
M.D.C. Holdings, Inc., 5.50%, 1/15/24		850,000	879,750
Newell Brands, Inc., 4.20%, 4/1/26		2,050,000	2,135,651
Newell Brands, Inc., 5.50%, 4/1/46		1,680,000	1,913,238
Toll Brothers Finance Corp., 6.75%, 11/1/19		720,000	790,200
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 4.375%, 6/15/19		855,000	878,512
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 5.875%, 6/15/24		250,000	258,750
			12,513,519
Industrial Conglomerates — 0.2%
FedEx Corp., 4.40%, 1/15/47		1,020,000	996,733
General Electric Co., 2.70%, 10/9/22		1,090,000	1,099,160
General Electric Co., 4.125%, 10/9/42		1,420,000	1,451,645
General Electric Co., MTN, 4.375%, 9/16/20		1,547,000	1,663,325
Ingersoll-Rand Luxembourg Finance SA, 3.55%, 11/1/24		1,240,000	1,260,408
			6,471,271
Insurance — 1.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.75%, 5/15/19		1,590,000	1,633,307
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 5.00%, 10/1/21		3,050,000	3,267,779
Allianz Finance II BV, MTN, VRN, 5.75%, 7/8/21	EUR	2,300,000	2,880,925
American International Group, Inc., 4.125%, 2/15/24		$4,170,000	4,282,882
American International Group, Inc., 4.50%, 7/16/44		800,000	765,482
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22		2,580,000	2,647,743
Berkshire Hathaway, Inc., 2.75%, 3/15/23		2,210,000	2,212,053
Berkshire Hathaway, Inc., 4.50%, 2/11/43		1,190,000	1,277,451

15

	Principal Amount	Value
Chubb INA Holdings, Inc., 3.15%, 3/15/25	$2,020,000	$2,025,577
Chubb INA Holdings, Inc., 3.35%, 5/3/26	820,000	830,343
Hartford Financial Services Group, Inc. (The), 5.95%, 10/15/36	1,380,000	1,627,329
International Lease Finance Corp., 6.25%, 5/15/19	860,000	927,027
Liberty Mutual Group, Inc., 4.95%, 5/1/22(3)	820,000	891,829
Markel Corp., 4.90%, 7/1/22	1,400,000	1,526,724
Markel Corp., 3.625%, 3/30/23	1,650,000	1,686,326
MetLife, Inc., 3.60%, 11/13/25	2,000,000	2,047,178
MetLife, Inc., 4.125%, 8/13/42	450,000	437,849
Metropolitan Life Global Funding I, 3.00%, 1/10/23(3)	1,790,000	1,800,079
Prudential Financial, Inc., 5.375%, 6/21/20	1,730,000	1,898,786
Prudential Financial, Inc., 5.625%, 5/12/41	2,140,000	2,521,870
Prudential Financial, Inc., MTN, 5.70%, 12/14/36	170,000	200,276
TIAA Asset Management Finance Co. LLC, 4.125%, 11/1/24(3)	880,000	898,106
Travelers Cos., Inc. (The), 4.30%, 8/25/45	500,000	521,247
Voya Financial, Inc., 5.70%, 7/15/43	1,900,000	2,112,405
WR Berkley Corp., 4.625%, 3/15/22	750,000	805,717
WR Berkley Corp., 4.75%, 8/1/44	720,000	714,023
		42,440,313
Internet and Direct Marketing Retail — 0.1%
Alibaba Group Holding Ltd., 3.60%, 11/28/24	3,500,000	3,531,045
Amazon.com, Inc., 3.80%, 12/5/24	1,000,000	1,060,459
		4,591,504
IT Services — 0.3%
Fidelity National Information Services, Inc., 1.45%, 6/5/17	850,000	849,934
Fidelity National Information Services, Inc., 3.875%, 6/5/24	1,300,000	1,337,700
Fidelity National Information Services, Inc., 3.00%, 8/15/26	3,780,000	3,568,260
Hewlett Packard Enterprise Co., 3.60%, 10/15/20	1,910,000	1,964,492
Hewlett Packard Enterprise Co., 4.90%, 10/15/25	1,730,000	1,799,395
		9,519,781
Machinery — 0.1%
Caterpillar Financial Services Corp., MTN, 2.85%, 6/1/22	1,090,000	1,100,073
Oshkosh Corp., 5.375%, 3/1/22	1,610,000	1,676,412
		2,776,485
Media — 1.9%
21st Century Fox America, Inc., 3.70%, 10/15/25	2,400,000	2,439,739
21st Century Fox America, Inc., 6.90%, 8/15/39	510,000	652,980
21st Century Fox America, Inc., 4.75%, 9/15/44	680,000	689,190
21st Century Fox America, Inc., 4.75%, 11/15/46(3)	300,000	301,797
CBS Corp., 3.50%, 1/15/25	740,000	737,884
CBS Corp., 4.85%, 7/1/42	360,000	363,335
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.91%, 7/23/25	7,240,000	7,657,647
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.48%, 10/23/45	1,140,000	1,319,819
Comcast Corp., 3.15%, 3/1/26	2,380,000	2,344,119
Comcast Corp., 4.40%, 8/15/35	960,000	996,684

16

	Principal Amount	Value
Comcast Corp., 6.40%, 5/15/38	$790,000	$1,009,313
Comcast Corp., 4.75%, 3/1/44	1,970,000	2,082,800
Discovery Communications LLC, 5.625%, 8/15/19	392,000	423,159
Discovery Communications LLC, 3.25%, 4/1/23	1,770,000	1,729,458
Discovery Communications LLC, 4.90%, 3/11/26	1,280,000	1,333,545
Interpublic Group of Cos., Inc. (The), 4.00%, 3/15/22	1,610,000	1,676,778
Lamar Media Corp., 5.375%, 1/15/24	1,880,000	1,950,500
NBCUniversal Media LLC, 2.875%, 1/15/23	1,490,000	1,495,103
NBCUniversal Media LLC,, 4.375%, 4/1/21	4,673,000	5,021,082
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(3)	1,410,000	1,445,250
Omnicom Group, Inc., 3.60%, 4/15/26	2,320,000	2,323,018
Sirius XM Radio, Inc., 5.375%, 4/15/25(3)	850,000	872,100
TEGNA, Inc., 5.125%, 7/15/20	1,920,000	1,987,200
Time Warner Cable LLC, 6.75%, 7/1/18	1,150,000	1,216,350
Time Warner Cable LLC, 5.50%, 9/1/41	520,000	533,250
Time Warner Cable LLC, 4.50%, 9/15/42	840,000	765,683
Time Warner, Inc., 4.70%, 1/15/21	1,600,000	1,716,630
Time Warner, Inc., 3.60%, 7/15/25	3,610,000	3,575,416
Time Warner, Inc., 3.80%, 2/15/27	1,200,000	1,189,205
Time Warner, Inc., 5.35%, 12/15/43	1,070,000	1,101,560
Viacom, Inc., 3.125%, 6/15/22	1,260,000	1,248,262
Viacom, Inc., 4.25%, 9/1/23	1,840,000	1,890,019
Virgin Media Secured Finance plc, 5.25%, 1/15/26(3)	1,900,000	1,919,000
Walt Disney Co. (The), MTN, 1.85%, 7/30/26	840,000	760,245
		56,768,120
Metals and Mining — 0.3%
Barrick North America Finance LLC, 5.75%, 5/1/43	550,000	640,427
Glencore Finance Canada Ltd., 4.95%, 11/15/21(3)	1,500,000	1,612,365
Southern Copper Corp., 5.25%, 11/8/42	750,000	739,096
Steel Dynamics, Inc., 6.375%, 8/15/22	989,000	1,034,741
Steel Dynamics, Inc., 5.50%, 10/1/24	579,000	606,502
Steel Dynamics, Inc., 5.00%, 12/15/26(3)	900,000	913,500
Vale Overseas Ltd., 6.25%, 8/10/26	2,210,000	2,406,137
		7,952,768
Multi-Utilities — 1.4%
AmeriGas Partners LP / AmeriGas Finance Corp., 5.625%, 5/20/24	1,530,000	1,545,300
Berkshire Hathaway Energy Co., 3.50%, 2/1/25	1,550,000	1,591,931
CMS Energy Corp., 8.75%, 6/15/19	890,000	1,016,675
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43	880,000	861,480
Constellation Energy Group, Inc., 5.15%, 12/1/20	1,276,000	1,386,444
Dominion Resources, Inc., 6.40%, 6/15/18	810,000	852,876
Dominion Resources, Inc., 2.75%, 9/15/22	540,000	531,086
Dominion Resources, Inc., 3.625%, 12/1/24	2,720,000	2,737,604
Dominion Resources, Inc., 4.90%, 8/1/41	2,210,000	2,342,783
Duke Energy Corp., 3.55%, 9/15/21	1,250,000	1,297,137
Duke Energy Corp., 2.65%, 9/1/26	2,520,000	2,343,204

17

	Principal Amount	Value
Duke Energy Florida LLC, 6.35%, 9/15/37	$463,000	$608,438
Duke Energy Florida LLC, 3.85%, 11/15/42	1,410,000	1,376,163
Duke Energy Progress LLC, 3.25%, 8/15/25	1,000,000	1,013,938
Duke Energy Progress LLC, 4.15%, 12/1/44	500,000	508,827
Duke Energy Progress LLC, 3.70%, 10/15/46	515,000	493,413
Exelon Corp., 4.45%, 4/15/46	1,300,000	1,292,823
Exelon Generation Co. LLC, 4.25%, 6/15/22	1,250,000	1,309,662
Exelon Generation Co. LLC, 5.60%, 6/15/42	410,000	392,224
FirstEnergy Corp., 4.25%, 3/15/23	1,260,000	1,303,501
Florida Power & Light Co., 4.125%, 2/1/42	930,000	963,398
Georgia Power Co., 4.30%, 3/15/42	410,000	395,315
IPALCO Enterprises, Inc., 5.00%, 5/1/18	1,700,000	1,755,250
MidAmerican Energy Co., 4.40%, 10/15/44	2,100,000	2,235,328
NextEra Energy Capital Holdings, Inc., VRN, 7.30%, 9/1/17	1,530,000	1,545,300
NiSource Finance Corp., 5.65%, 2/1/45	1,310,000	1,527,787
Pacific Gas & Electric Co., 4.00%, 12/1/46	2,217,000	2,198,579
Potomac Electric Power Co., 3.60%, 3/15/24	1,010,000	1,044,799
Progress Energy, Inc., 3.15%, 4/1/22	1,320,000	1,335,383
Sempra Energy, 2.875%, 10/1/22	1,220,000	1,216,628
Southern Co. Gas Capital Corp., 3.95%, 10/1/46	970,000	887,112
Southern Power Co., 5.15%, 9/15/41	590,000	597,363
Virginia Electric & Power Co., 3.45%, 2/15/24	1,110,000	1,141,152
Xcel Energy, Inc., 3.35%, 12/1/26	1,000,000	1,001,795
Xcel Energy, Inc., 4.80%, 9/15/41	570,000	590,643
		43,241,341
Multiline Retail†
Macy's Retail Holdings, Inc., 2.875%, 2/15/23	940,000	880,488
Oil, Gas and Consumable Fuels — 2.0%
Anadarko Petroleum Corp., 3.45%, 7/15/24	640,000	624,961
Anadarko Petroleum Corp., 5.55%, 3/15/26	1,200,000	1,333,937
Anadarko Petroleum Corp., 6.45%, 9/15/36	830,000	981,497
Antero Resources Corp., 5.00%, 3/1/25(3)	2,200,000	2,167,000
Apache Corp., 4.75%, 4/15/43	1,220,000	1,225,883
BP Capital Markets plc, 4.50%, 10/1/20	360,000	386,509
BP Capital Markets plc, 2.75%, 5/10/23	2,350,000	2,322,209
Chevron Corp., 2.10%, 5/16/21	2,750,000	2,730,535
Cimarex Energy Co., 4.375%, 6/1/24	2,370,000	2,465,366
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	1,030,000	1,074,969
Concho Resources, Inc., 5.50%, 4/1/23	1,290,000	1,337,601
Concho Resources, Inc., 4.375%, 1/15/25	1,750,000	1,769,687
ConocoPhillips Holding Co., 6.95%, 4/15/29	1,250,000	1,617,399
Ecopetrol SA, 4.125%, 1/16/25	690,000	669,990
Encana Corp., 6.50%, 2/1/38	1,380,000	1,545,198
EOG Resources, Inc., 4.10%, 2/1/21	1,440,000	1,521,020
Exxon Mobil Corp., 2.71%, 3/6/25	1,600,000	1,579,302
Exxon Mobil Corp., 3.04%, 3/1/26	2,500,000	2,502,362
Hess Corp., 6.00%, 1/15/40	1,610,000	1,659,660

18

	Principal Amount	Value
Marathon Oil Corp., 3.85%, 6/1/25	$1,790,000	$1,762,710
Marathon Oil Corp., 5.20%, 6/1/45	850,000	840,709
Newfield Exploration Co., 5.75%, 1/30/22	2,380,000	2,537,675
Noble Energy, Inc., 4.15%, 12/15/21	2,080,000	2,184,439
Petroleos Mexicanos, 6.00%, 3/5/20	480,000	518,400
Petroleos Mexicanos, 4.875%, 1/24/22	870,000	897,144
Petroleos Mexicanos, 3.50%, 1/30/23	130,000	124,202
Petroleos Mexicanos, 4.625%, 9/21/23	4,500,000	4,537,125
Petroleos Mexicanos, 4.875%, 1/18/24	2,500,000	2,528,750
Petroleos Mexicanos, 6.625%, 6/15/35	850,000	883,150
Petroleos Mexicanos, 6.50%, 6/2/41	320,000	318,400
Petroleos Mexicanos, 5.50%, 6/27/44	1,790,000	1,588,714
Phillips 66, 4.30%, 4/1/22	1,981,000	2,102,378
Shell International Finance BV, 2.375%, 8/21/22	1,800,000	1,770,628
Shell International Finance BV, 3.25%, 5/11/25	1,890,000	1,910,191
Shell International Finance BV, 3.625%, 8/21/42	730,000	659,883
Shell International Finance BV, 4.55%, 8/12/43	830,000	863,454
Statoil ASA, 2.45%, 1/17/23	1,550,000	1,529,297
Statoil ASA, 3.95%, 5/15/43	1,048,000	1,015,726
Suncor Energy, Inc., 6.50%, 6/15/38	670,000	844,891
Total Capital Canada Ltd., 2.75%, 7/15/23	870,000	863,248
		59,796,199
Paper and Forest Products — 0.2%
Georgia-Pacific LLC, 5.40%, 11/1/20(3)	2,510,000	2,759,848
International Paper Co., 6.00%, 11/15/41	410,000	476,494
International Paper Co., 4.40%, 8/15/47	2,000,000	1,895,124
		5,131,466
Pharmaceuticals — 0.6%
Actavis Funding SCS, 3.85%, 6/15/24	3,087,000	3,149,694
Actavis Funding SCS, 4.55%, 3/15/35	750,000	754,126
Actavis, Inc., 1.875%, 10/1/17	1,290,000	1,291,375
Actavis, Inc., 3.25%, 10/1/22	2,210,000	2,225,547
Actavis, Inc., 4.625%, 10/1/42	450,000	443,553
Baxalta, Inc., 4.00%, 6/23/25	1,600,000	1,632,861
Forest Laboratories LLC, 4.875%, 2/15/21(3)	1,930,000	2,078,205
Merck & Co., Inc., 3.70%, 2/10/45	650,000	620,434
Perrigo Finance Unlimited Co., 3.50%, 3/15/21	1,800,000	1,836,610
Roche Holdings, Inc., 3.35%, 9/30/24(3)	830,000	853,659
Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	5,160,000	5,058,426
		19,944,490
Road and Rail — 0.5%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	1,484,000	1,553,233
Burlington Northern Santa Fe LLC, 3.25%, 6/15/27	820,000	827,070
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41	1,075,000	1,199,860
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	1,390,000	1,444,811
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	1,700,000	1,704,187
CSX Corp., 3.40%, 8/1/24	1,400,000	1,422,218

19

	Principal Amount	Value
CSX Corp., 3.80%, 11/1/46	$450,000	$411,928
Norfolk Southern Corp., 5.75%, 4/1/18	900,000	936,728
Norfolk Southern Corp., 3.25%, 12/1/21	1,106,000	1,137,063
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.875%, 7/17/18(3)	640,000	648,301
Union Pacific Corp., 4.00%, 2/1/21	1,100,000	1,165,231
Union Pacific Corp., 4.75%, 9/15/41	1,190,000	1,300,736
Union Pacific Corp., 4.05%, 11/15/45	730,000	730,991
		14,482,357
Semiconductors and Semiconductor Equipment — 0.2%
Lam Research Corp., 2.80%, 6/15/21	2,950,000	2,962,670
NXP BV / NXP Funding LLC, 4.125%, 6/15/20(3)	1,800,000	1,874,250
NXP BV / NXP Funding LLC, 3.875%, 9/1/22(3)	1,050,000	1,076,250
		5,913,170
Software — 0.7%
Activision Blizzard, Inc., 2.30%, 9/15/21(3)	1,780,000	1,744,503
Microsoft Corp., 2.70%, 2/12/25	5,000,000	4,918,095
Microsoft Corp., 3.125%, 11/3/25	1,220,000	1,232,947
Microsoft Corp., 3.45%, 8/8/36	2,200,000	2,089,300
Microsoft Corp., 4.25%, 2/6/47	2,400,000	2,465,582
Oracle Corp., 2.50%, 10/15/22	1,635,000	1,627,574
Oracle Corp., 3.625%, 7/15/23	1,990,000	2,087,719
Oracle Corp., 2.65%, 7/15/26	2,800,000	2,669,142
Oracle Corp., 4.30%, 7/8/34	960,000	998,608
Oracle Corp., 4.00%, 7/15/46	1,290,000	1,233,417
Quintiles IMS, Inc., 5.00%, 10/15/26(3)	1,000,000	1,006,250
		22,073,137
Specialty Retail — 0.2%
Home Depot, Inc. (The), 3.35%, 9/15/25	810,000	833,848
Home Depot, Inc. (The), 3.00%, 4/1/26	1,640,000	1,638,886
Home Depot, Inc. (The), 5.95%, 4/1/41	2,360,000	3,025,657
United Rentals North America, Inc., 4.625%, 7/15/23	2,180,000	2,253,575
		7,751,966
Technology Hardware, Storage and Peripherals — 0.7%
Apple, Inc., 1.00%, 5/3/18	920,000	917,324
Apple, Inc., 2.85%, 5/6/21	2,310,000	2,365,985
Apple, Inc., 3.00%, 2/9/24	880,000	888,164
Apple, Inc., 2.50%, 2/9/25	4,970,000	4,812,809
Apple, Inc., 3.35%, 2/9/27	1,500,000	1,515,858
Apple, Inc., 4.65%, 2/23/46	920,000	988,903
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 6.02%, 6/15/26(3)	6,360,000	6,958,673
Seagate HDD Cayman, 4.75%, 6/1/23	1,700,000	1,709,563
Seagate HDD Cayman, 4.75%, 1/1/25	370,000	362,600
		20,519,879
Textiles, Apparel and Luxury Goods — 0.1%
PVH Corp., 4.50%, 12/15/22	1,506,000	1,528,590
Wireless Telecommunication Services — 0.2%
America Movil SAB de CV, 3.125%, 7/16/22	2,130,000	2,151,013

20

	Principal Amount	Value
Sprint Communications, Inc., 9.00%, 11/15/18(3)	$1,820,000	$1,986,075
T-Mobile USA, Inc., 6.46%, 4/28/19	1,230,000	1,234,613
		5,371,701
TOTAL CORPORATE BONDS (Cost $928,425,070)		932,987,880
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(4) — 23.6%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 2.8%
FHLMC, VRN, 1.81%, 4/15/17	658,112	675,539
FHLMC, VRN, 1.84%, 4/15/17	1,266,290	1,304,094
FHLMC, VRN, 1.92%, 4/15/17	876,119	897,439
FHLMC, VRN, 1.99%, 4/15/17	819,772	851,343
FHLMC, VRN, 2.06%, 4/15/17	2,384,690	2,424,361
FHLMC, VRN, 2.31%, 4/15/17	3,117,671	3,157,732
FHLMC, VRN, 2.38%, 4/15/17	6,016,276	6,149,319
FHLMC, VRN, 2.50%, 4/15/17	6,254,963	6,441,274
FHLMC, VRN, 2.60%, 4/15/17	2,736,244	2,799,416
FHLMC, VRN, 2.68%, 4/15/17	2,323,097	2,458,005
FHLMC, VRN, 2.85%, 4/15/17	1,025,198	1,086,827
FHLMC, VRN, 2.86%, 4/15/17	1,329,661	1,406,450
FHLMC, VRN, 2.87%, 4/15/17	3,247,208	3,351,193
FHLMC, VRN, 2.87%, 4/15/17	566,936	599,817
FHLMC, VRN, 2.87%, 4/15/17	1,649,379	1,742,849
FHLMC, VRN, 3.01%, 4/15/17	116,406	123,484
FHLMC, VRN, 3.13%, 4/15/17	212,466	225,418
FHLMC, VRN, 3.14%, 4/15/17	2,420,696	2,562,295
FHLMC, VRN, 3.14%, 4/15/17	792,312	834,614
FHLMC, VRN, 3.20%, 4/15/17	2,146,870	2,204,888
FHLMC, VRN, 3.67%, 4/15/17	670,136	700,411
FHLMC, VRN, 3.74%, 4/15/17	306,788	318,945
FHLMC, VRN, 4.07%, 4/15/17	518,263	537,286
FHLMC, VRN, 4.25%, 4/15/17	1,601,002	1,664,323
FHLMC, VRN, 4.27%, 4/15/17	332,967	345,464
FHLMC, VRN, 4.97%, 4/15/17	1,031,863	1,079,777
FHLMC, VRN, 4.99%, 4/15/17	563,853	581,859
FHLMC, VRN, 5.12%, 4/15/17	170,641	176,998
FNMA, VRN, 2.04%, 4/25/17	5,124,680	5,315,152
FNMA, VRN, 2.42%, 4/25/17	1,424,876	1,445,794
FNMA, VRN, 2.62%, 4/25/17	5,066,090	5,175,557
FNMA, VRN, 2.70%, 4/25/17	1,026,768	1,053,043
FNMA, VRN, 2.80%, 4/25/17	2,334,082	2,472,187
FNMA, VRN, 2.82%, 4/25/17	4,723,063	4,917,835
FNMA, VRN, 2.82%, 4/25/17	610,927	634,967
FNMA, VRN, 2.82%, 4/25/17	2,375,905	2,475,410
FNMA, VRN, 2.82%, 4/25/17	1,331,545	1,387,213
FNMA, VRN, 2.88%, 4/25/17	4,401,329	4,588,925
FNMA, VRN, 3.09%, 4/25/17	2,316,964	2,443,784
FNMA, VRN, 3.11%, 4/25/17	294,093	308,607
FNMA, VRN, 3.21%, 4/25/17	3,000,000	3,076,045

21

	Principal Amount	Value
FNMA, VRN, 3.31%, 4/25/17	$298,996	$311,305
FNMA, VRN, 3.32%, 4/25/17	193,213	202,993
FNMA, VRN, 3.60%, 4/25/17	490,278	512,789
FNMA, VRN, 3.93%, 4/25/17	734,189	762,772
FNMA, VRN, 4.93%, 4/25/17	547,299	580,336
		84,366,134
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 20.8%
FHLMC, 5.00%, 4/1/19	251,455	260,231
FHLMC, 7.00%, 9/1/27	290	327
FHLMC, 6.50%, 1/1/28	460	522
FHLMC, 7.00%, 2/1/28	75	86
FHLMC, 6.50%, 3/1/29	2,775	3,118
FHLMC, 6.50%, 6/1/29	2,647	2,947
FHLMC, 7.00%, 8/1/29	267	288
FHLMC, 6.50%, 5/1/31	1,631	1,816
FHLMC, 6.50%, 6/1/31	79	88
FHLMC, 6.50%, 6/1/31	312	348
FHLMC, 5.50%, 12/1/33	31,408	35,432
FHLMC, 6.00%, 2/1/38	273,697	310,273
FHLMC, 5.50%, 4/1/38	150,574	167,051
FHLMC, 6.00%, 5/1/38	258,034	295,018
FHLMC, 6.00%, 8/1/38	37,645	42,774
FHLMC, 5.50%, 9/1/38	1,019,651	1,149,317
FHLMC, 3.00%, 2/1/43	13,225,473	13,188,718
FHLMC, 6.50%, 7/1/47	3,876	4,170
FNMA, 3.00%, 4/12/17(5)	83,800,000	83,112,582
FNMA, 3.50%, 4/12/17(5)	73,170,000	74,856,343
FNMA, 4.00%, 4/12/17(5)	50,985,000	53,482,466
FNMA, 4.50%, 4/12/17(5)	51,750,000	55,499,854
FNMA, 6.50%, 1/1/26	1,906	2,120
FNMA, 7.00%, 12/1/27	372	406
FNMA, 6.50%, 1/1/28	397	441
FNMA, 7.50%, 4/1/28	2,239	2,485
FNMA, 7.00%, 5/1/28	2,136	2,222
FNMA, 7.00%, 6/1/28	36	37
FNMA, 6.50%, 1/1/29	424	484
FNMA, 6.50%, 4/1/29	1,447	1,609
FNMA, 7.00%, 7/1/29	523	561
FNMA, 7.50%, 7/1/29	3,652	4,076
FNMA, 7.50%, 9/1/30	971	1,166
FNMA, 5.00%, 7/1/31	2,934,292	3,216,890
FNMA, 7.00%, 9/1/31	5,788	6,374
FNMA, 6.50%, 1/1/32	1,338	1,488
FNMA, 6.50%, 8/1/32	6,578	7,535
FNMA, 5.50%, 6/1/33	18,370	20,616
FNMA, 5.50%, 7/1/33	114,116	127,739
FNMA, 5.50%, 8/1/33	41,075	46,009

22

	Principal Amount	Value
FNMA, 5.50%, 9/1/33	$56,208	$63,512
FNMA, 5.00%, 11/1/33	242,885	266,476
FNMA, 6.00%, 12/1/33	923,848	1,054,797
FNMA, 5.50%, 1/1/34	58,090	65,064
FNMA, 5.50%, 12/1/34	90,332	100,381
FNMA, 4.50%, 1/1/35	234,322	252,512
FNMA, 5.00%, 8/1/35	101,674	111,235
FNMA, 5.00%, 2/1/36	773,962	847,177
FNMA, 5.50%, 7/1/36	37,115	41,493
FNMA, 5.50%, 2/1/37	20,162	22,480
FNMA, 6.00%, 4/1/37	181,696	206,927
FNMA, 6.00%, 7/1/37	500,725	569,985
FNMA, 6.00%, 8/1/37	319,842	364,177
FNMA, 6.50%, 8/1/37	88,744	98,330
FNMA, 6.00%, 9/1/37	314,869	355,893
FNMA, 6.00%, 11/1/37	127,603	145,290
FNMA, 5.50%, 2/1/38	655,922	728,005
FNMA, 5.50%, 2/1/38	118,713	131,936
FNMA, 5.50%, 6/1/38	356,634	398,927
FNMA, 5.00%, 1/1/39	182,307	201,605
FNMA, 4.50%, 2/1/39	620,911	667,604
FNMA, 5.50%, 3/1/39	739,469	825,065
FNMA, 4.50%, 4/1/39	442,685	480,898
FNMA, 4.50%, 5/1/39	1,129,458	1,226,938
FNMA, 6.50%, 5/1/39	168,780	190,098
FNMA, 4.50%, 6/1/39	626,848	677,054
FNMA, 5.00%, 8/1/39	636,358	704,672
FNMA, 4.50%, 9/1/39	1,939,119	2,106,973
FNMA, 4.50%, 10/1/39	1,831,197	1,988,259
FNMA, 5.00%, 4/1/40	1,840,773	2,016,379
FNMA, 5.00%, 4/1/40	3,295,965	3,606,671
FNMA, 5.00%, 6/1/40	2,993,391	3,273,604
FNMA, 4.00%, 10/1/40	1,991,654	2,113,220
FNMA, 4.50%, 11/1/40	1,665,266	1,800,951
FNMA, 4.00%, 8/1/41	3,535,455	3,744,180
FNMA, 4.50%, 9/1/41	1,608,742	1,733,088
FNMA, 3.50%, 10/1/41	2,643,002	2,719,016
FNMA, 3.50%, 12/1/41	10,055,332	10,345,343
FNMA, 4.00%, 12/1/41	5,019,598	5,289,972
FNMA, 5.00%, 1/1/42	6,274,637	6,866,320
FNMA, 3.50%, 2/1/42	5,104,591	5,252,037
FNMA, 3.50%, 5/1/42	2,091,780	2,152,037
FNMA, 3.50%, 6/1/42	2,225,367	2,287,990
FNMA, 3.50%, 8/1/42	9,994,267	10,275,999
FNMA, 3.50%, 9/1/42	3,937,282	4,048,266
FNMA, 3.50%, 12/1/42	8,103,048	8,331,355
FNMA, 3.50%, 8/1/43	4,909,466	5,042,508

23

	Principal Amount	Value
FNMA, 3.50%, 5/1/45	$9,862,867	$10,113,434
FNMA, 3.50%, 11/1/45	10,547,442	10,799,230
FNMA, 3.50%, 11/1/45	10,524,562	10,775,804
FNMA, 4.00%, 11/1/45	12,626,765	13,255,443
FNMA, 3.50%, 2/1/46	11,355,410	11,645,385
FNMA, 4.00%, 2/1/46	10,693,326	11,224,632
FNMA, 3.50%, 3/1/46	11,221,012	11,488,880
FNMA, 4.00%, 4/1/46	27,260,037	28,618,262
FNMA, 3.50%, 5/1/46	12,495,275	12,793,561
FNMA, 6.50%, 8/1/47	7,516	8,134
FNMA, 6.50%, 9/1/47	17,286	18,667
FNMA, 6.50%, 9/1/47	1,163	1,259
FNMA, 6.50%, 9/1/47	12,756	13,763
FNMA, 6.50%, 9/1/47	3,404	3,665
GNMA, 2.50%, 4/20/17(5)	5,000,000	4,850,447
GNMA, 3.00%, 4/20/17(5)	22,800,000	23,001,281
GNMA, 3.50%, 4/20/17(5)	17,650,000	18,300,154
GNMA, 4.00%, 4/20/17(5)	26,240,000	27,718,050
GNMA, 7.00%, 11/15/22	855	908
GNMA, 7.00%, 4/20/26	293	339
GNMA, 7.50%, 8/15/26	618	708
GNMA, 8.00%, 8/15/26	289	323
GNMA, 7.50%, 5/15/27	470	500
GNMA, 8.00%, 6/15/27	1,189	1,225
GNMA, 7.50%, 11/15/27	190	195
GNMA, 7.00%, 2/15/28	343	346
GNMA, 7.50%, 2/15/28	294	297
GNMA, 6.50%, 3/15/28	1,188	1,348
GNMA, 7.00%, 4/15/28	194	194
GNMA, 6.50%, 5/15/28	3,206	3,637
GNMA, 7.00%, 12/15/28	354	356
GNMA, 7.00%, 5/15/31	2,910	3,413
GNMA, 6.00%, 7/15/33	805,887	936,300
GNMA, 4.50%, 8/15/33	899,206	969,445
GNMA, 5.00%, 3/20/36	104,500	116,312
GNMA, 5.00%, 4/20/36	212,614	234,124
GNMA, 5.00%, 5/20/36	365,110	401,860
GNMA, 5.50%, 1/15/39	989,623	1,156,737
GNMA, 6.00%, 1/20/39	45,979	52,187
GNMA, 6.00%, 2/20/39	274,049	311,053
GNMA, 4.50%, 6/15/39	2,499,186	2,704,790
GNMA, 5.50%, 9/15/39	117,562	132,888
GNMA, 5.00%, 10/15/39	1,315,046	1,463,396
GNMA, 4.50%, 1/15/40	1,226,773	1,314,201
GNMA, 4.00%, 11/20/40	3,433,863	3,677,431
GNMA, 4.00%, 12/15/40	1,132,610	1,199,878
GNMA, 4.50%, 6/15/41	908,112	990,881

24

	Principal Amount	Value
GNMA, 4.50%, 7/20/41	$1,469,451	$1,586,847
GNMA, 3.50%, 4/20/42	7,208,437	7,507,755
GNMA, 3.50%, 6/20/42	15,742,556	16,410,708
GNMA, 3.50%, 7/20/42	2,896,866	3,017,158
GNMA, 3.50%, 4/20/43	4,350,525	4,531,194
GNMA, 2.50%, 7/20/46	12,990,396	12,616,958
		637,624,669
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $722,365,043)		721,990,803
COLLATERALIZED MORTGAGE OBLIGATIONS(4) — 5.4%
Private Sponsor Collateralized Mortgage Obligations — 3.9%
Adjustable Rate Mortgage Trust, Series 2004-4, Class 4A1, VRN, 3.19%, 4/1/17	2,260,506	2,245,339
Agate Bay Mortgage Loan Trust, Series 2014-2, Class A14, VRN, 3.75%, 4/1/17(3)	2,688,349	2,760,230
Agate Bay Mortgage Loan Trust, Series 2014-3, Class A2, VRN, 3.50%, 4/1/17(3)	2,409,562	2,406,174
Agate Bay Mortgage Loan Trust, Series 2016-1, Class A3, VRN, 3.50%, 4/1/17(3)	3,641,297	3,675,777
Agate Bay Mortgage Loan Trust, Series 2016-2, Class A3, VRN, 3.50%, 4/1/17(3)	2,936,523	2,963,595
Agate Bay Mortgage Loan Trust, Series 2016-3, Class A3, VRN, 3.50%, 4/1/17(3)	3,942,462	3,945,389
Banc of America Mortgage Securities, Inc., Series 2004-E, Class 2A6 SEQ, VRN, 3.35%, 4/1/17	2,507,993	2,486,535
Banc of America Mortgage Securities, Inc., Series 2005-1, Class 1A15, 5.50%, 2/25/35	253,655	261,283
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 3.44%, 4/1/17	488,599	488,552
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1, VRN, 3.29%, 4/1/17	1,733,524	1,674,205
Citicorp Mortgage Securities, Inc., Series 2007-8, Class 1A3, 6.00%, 9/25/37	192,627	199,631
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 2.95%, 4/1/17	1,437,224	1,391,231
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 2.70%, 4/1/17	4,422,261	4,367,441
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 3.04%, 4/1/17	296,620	292,410
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A2, VRN, 2.76%, 4/1/17	2,826,498	2,930,350
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34	142,683	143,805
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	13,041	12,979
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR6, Class 2A1, VRN, 3.14%, 4/1/17	759,453	755,440
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 3.07%, 4/1/17	2,684,764	2,639,832
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 2.90%, 4/1/17	671,923	653,170
GSR Mortgage Loan Trust, Series 2004-7, Class 3A1, VRN, 2.71%, 4/1/17	955,318	929,343
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 3.25%, 4/1/17	2,068,663	2,055,208

25

	Principal Amount	Value
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 3.11%, 4/1/17	$2,016,077	$1,996,217
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 3.09%, 4/1/17	2,594,340	2,686,273
GSR Mortgage Loan Trust, Series 2005-AR6, Class 3A1, VRN, 3.15%, 4/1/17	3,613,901	3,600,462
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, VRN, 3.08%, 4/1/17	2,670,360	2,676,471
JPMorgan Mortgage Trust, Series 2005-A4, Class 1A1, VRN, 3.10%, 4/1/17	261,641	260,726
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 3.17%, 4/1/17	401,305	385,909
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 3.56%, 4/1/17	514,267	519,372
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 4/1/17(3)	1,092,805	1,083,585
JPMorgan Mortgage Trust, Series 2016-4, Class A3, VRN, 3.50%, 4/1/17(3)	1,361,132	1,376,232
JPMorgan Mortgage Trust, Series 2017-1, Class A2, VRN, 3.50%, 4/1/17(3)	4,986,444	5,041,763
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 3.05%, 4/1/17	2,099,584	2,151,148
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 3.06%, 4/25/17	3,679,756	3,623,320
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A2, VRN, 2.98%, 4/1/17	1,739,854	1,769,148
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.83%, 4/1/17	112,132	115,565
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 4/1/17	177,232	179,221
Sequoia Mortgage Trust, Series 2013-12, Class A1 SEQ, 4.00%, 12/25/43(3)	2,834,306	2,919,874
Sequoia Mortgage Trust, Series 2017-1, Class A1, VRN, 3.50%, 4/1/17(3)	5,949,682	6,011,739
Sofi Mortgage Trust, Series 2016-1A, Class 1A4 SEQ, VRN, 3.00%, 4/1/17(3)	3,079,046	2,997,861
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-5, Class 5A, VRN, 3.38%, 4/1/17	1,061,476	1,059,503
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 3A2, VRN, 3.16%, 4/1/17	733,783	762,939
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 3.22%, 4/1/17	1,130,003	1,126,871
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 1.72%, 4/25/17	3,615,778	3,341,411
Towd Point Mortgage Trust, Series 2016-1, Class A1, VRN, 3.50%, 4/1/17(3)	4,313,842	4,402,530
WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	145,370	152,739
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 3.00%, 4/1/17	4,245,442	4,155,402
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-A, Class A1, VRN, 3.11%, 4/1/17	118,485	119,662
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-H, Class A1, VRN, 3.05%, 4/1/17	797,724	808,862
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-S, Class A1, VRN, 3.04%, 4/1/17	2,152,703	2,195,190
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 3.00%, 4/1/17	2,139,996	2,167,034

26

	Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	$290,140	$284,858
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-9, Class 1A11, 5.50%, 10/25/35	712,323	714,273
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-9, Class 2A6, 5.25%, 10/25/35	2,404,062	2,474,176
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 3.07%, 4/1/17	1,146,525	1,200,102
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A17, VRN, 3.07%, 4/1/17	1,855,094	1,893,235
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR12, Class 2A6, VRN, 3.11%, 4/1/17	1,582,241	1,622,078
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR13, Class A1, VRN, 1.28%, 4/25/17	2,331,069	2,172,138
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 3.20%, 4/1/17	1,697,026	1,706,649
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR7, Class 1A1, VRN, 3.10%, 4/1/17	1,467,014	1,466,163
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	663,405	661,997
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-13, Class A5, 6.00%, 10/25/36	1,202,920	1,207,591
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-9, Class 1A9 SEQ, 6.00%, 8/25/36	383,895	387,168
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	333,722	336,800
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	365,890	375,393
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	331,471	347,301
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 6.29%, 4/1/17	297,439	288,377
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	970,812	1,020,968
		117,124,215
U.S. Government Agency Collateralized Mortgage Obligations — 1.5%
FHLMC, Series 2016-DNA3, Class M2, VRN, 2.98%, 4/25/17	4,500,000	4,594,576
FHLMC, Series 2016-DNA4, Class M2, VRN, 2.28%, 4/25/17	6,000,000	6,019,998
FHLMC, Series 2016-HQA3, Class M2, VRN, 2.33%, 4/25/17	4,169,143	4,199,647
FHLMC, Series 3397, Class GF, VRN, 1.41%, 4/15/17	2,190,144	2,194,507
FNMA, Series 1989-35, Class G SEQ, 9.50%, 7/25/19	126	133
FNMA, Series 2006-43, Class FM, VRN, 1.28%, 4/25/17	261,363	260,384
FNMA, Series 2007-36, Class FB, VRN, 1.38%, 4/25/17	228,046	228,018
FNMA, Series 2014-C02, Class 1M2, VRN, 3.58%, 4/25/17	7,536,000	7,695,412
FNMA, Series 2014-C02, Class 2M2, VRN, 3.58%, 4/25/17	3,500,000	3,557,856
FNMA, Series 2016-C04, Class 1M1, VRN, 2.43%, 4/25/17	7,355,535	7,437,589
FNMA, Series 2016-C05, Class 2M1, VRN, 2.33%, 4/25/17	4,773,800	4,801,379
FNMA, Series 2017-C01, Class 1M1, VRN, 2.28%, 4/25/17	5,690,355	5,719,219
		46,708,718
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $163,873,359)		163,832,933
ASSET-BACKED SECURITIES(4) — 5.3%
American Homes 4 Rent, Series 2014-SFR1, Class A, VRN, 1.94%, 4/17/17(3)	13,346,183	13,357,385

27

	Principal Amount	Value
Avis Budget Rental Car Funding AESOP LLC, Series 2012-2A, Class A SEQ, 2.80%, 5/20/18(3)	$1,833,333	$1,835,718
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A SEQ, 2.10%, 3/20/19(3)	8,188,000	8,210,315
Chesapeake Funding LLC, Series 2014-1A, Class A, VRN, 1.25%, 4/7/17(3)	2,596,280	2,594,057
Colony American Homes, Series 2014-2A, Class A, VRN, 1.93%, 4/17/17(3)	6,800,154	6,794,655
Colony Starwood Homes, Series 2016-2A, Class A, VRN, 2.19%, 4/17/17(3)	11,673,237	11,765,731
Dell Equipment Finance Trust, Series 2015-2, Class A2B, VRN, 1.88%, 4/22/17(3)	953,082	953,901
Enterprise Fleet Financing LLC, Series 2014-2, Class A2 SEQ, 1.05%, 3/20/20(3)	2,330,767	2,327,703
Enterprise Fleet Financing LLC, Series 2015-2, Class A2 SEQ, 1.59%, 2/22/21(3)	4,225,577	4,226,308
Enterprise Fleet Financing LLC, Series 2016-1, Class A2 SEQ, 1.83%, 9/20/21(3)	5,043,390	5,042,517
Enterprise Fleet Financing LLC, Series 2017-1, Class A2 SEQ, 2.13%, 7/20/22(3)	5,950,000	5,958,388
Hertz Fleet Lease Funding LP, Series 2013-3, Class A, VRN, 1.41%, 4/10/17(3)	197,843	197,842
Hertz Fleet Lease Funding LP, Series 2014-1, Class A, VRN, 1.26%, 4/10/17(3)	1,053,017	1,052,887
Hertz Fleet Lease Funding LP, Series 2016-1, Class A1, VRN, 1.96%, 4/10/17(3)	5,500,000	5,525,826
Hertz Vehicle Financing LLC, Series 2013-1A, Class A2 SEQ, 1.83%, 8/25/19(3)	6,450,000	6,431,227
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(3)	844,144	841,736
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(3)	3,021,240	2,985,457
Hilton Grand Vacations Trust, Series 2017-AA, Class A SEQ, 2.66%, 12/26/28(3)	5,160,000	5,159,209
Honda Auto Receivables Owner Trust, Series 2017-1, Class A2 SEQ, 1.42%, 7/22/19	7,600,000	7,602,855
Hyundai Auto Receivables Trust, Series 2017-A, Class A2A SEQ, 1.48%, 2/18/20	8,550,000	8,549,962
Invitation Homes Trust, Series 2014-SFR1, Class A, VRN, 1.77%, 4/17/17(3)	6,184,643	6,189,191
Invitation Homes Trust, Series 2014-SFR3, Class A, VRN, 2.14%, 4/17/17(3)	11,730,513	11,745,427
MVW Owner Trust, Series 2014-1A, Class A, 2.25%, 9/22/31(3)	2,666,729	2,645,951
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(3)	2,969,199	2,955,654
MVW Owner Trust, Series 2016-1A, Class A SEQ, 2.25%, 12/20/33(3)	5,412,181	5,336,753
Progress Residential Trust, Series 2016-SFR2, Class A, VRN, 2.34%, 4/17/17(3)	4,875,000	4,925,122
Sierra Receivables Funding Co. LLC, Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(3)	4,760,000	4,794,595
Sierra Timeshare Receivables Funding LLC, Series 2013-2A, Class A SEQ, 2.28%, 11/20/25(3)	1,897,101	1,899,612
Sierra Timeshare Receivables Funding LLC, Series 2014-1A, Class A SEQ, 2.07%, 3/20/30(3)	3,390,001	3,387,543
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A, 2.40%, 3/22/32(3)	2,036,536	2,042,365

28

	Principal Amount	Value
Sierra Timeshare Receivables Funding LLC, Series 2016-1A, Class A SEQ, 3.08%, 3/21/33(3)	$5,389,791	$5,450,265
Toyota Auto Receivables Owner Trust, Series 2015-C, Class A2B, VRN, 1.24%, 4/17/17	208,591	208,621
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(3)	8,530,647	8,500,599
TOTAL ASSET-BACKED SECURITIES (Cost $161,192,443)		161,495,377
COMMERCIAL MORTGAGE-BACKED SECURITIES(4) — 4.6%
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2014-ICTS, Class A, VRN, 1.71%, 4/15/17(3)	6,150,000	6,154,368
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class B, 3.49%, 4/14/33(3)	5,750,000	5,809,262
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(3)	7,000,000	7,172,103
BLCP Hotel Trust, Series 2014-CLRN, Class A, VRN, 1.86%, 4/15/17(3)	10,946,555	10,959,761
Commercial Mortgage Pass-Through Certificates, Series 2014-BBG, Class A, VRN, 1.71%, 4/15/17(3)	8,950,000	8,967,021
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class AM SEQ, VRN, 4.43%, 4/1/17	5,000,000	5,349,317
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class AM, VRN, 4.19%, 4/1/17	5,500,000	5,779,622
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS5, Class AM, VRN, 4.19%, 4/1/17	7,625,000	7,944,523
Commercial Mortgage Pass-Through Certificates, Series 2015-CR22, Class AM, VRN, 3.60%, 4/1/17	9,000,000	9,109,327
Commercial Mortgage Pass-Through Certificates, Series 2016-CR28, Class B, VRN, 4.65%, 4/1/17	5,000,000	5,245,613
Commercial Mortgage Trust, Series 2015-LC21, Class AM, VRN, 4.04%, 4/1/17	5,000,000	5,223,920
Core Industrial Trust, Series 2015-WEST, Class A SEQ, 3.29%, 2/10/37(3)	7,525,000	7,615,946
GS Mortgage Securities Corp. II, Series 2016-GS2, Class B, VRN, 3.76%, 4/1/17	7,500,000	7,567,976
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.17%, 4/10/17(3)	5,000,000	5,094,087
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, VRN, 4.34%, 4/1/17	6,250,000	6,473,499
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A4, 3.41%, 3/15/50	8,390,000	8,484,387
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class AS, 4.52%, 12/15/46	2,500,000	2,679,614
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class A, VRN, 1.81%, 4/15/17(3)	6,800,000	6,804,201
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A4, 2.82%, 8/15/49	5,300,000	5,132,419
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class AS, 3.14%, 8/15/49	6,300,000	6,146,939
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.45%, 4/1/17(3)	6,000,000	6,062,047
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $139,357,741)		139,775,952
U.S. GOVERNMENT AGENCY SECURITIES — 1.6%
FNMA, 2.125%, 4/24/26	2,270,000	2,169,382
FNMA, 6.625%, 11/15/30	33,960,000	47,953,422
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $48,650,442)		50,122,804

29

		Principal Amount	Value
SOVEREIGN GOVERNMENTS AND AGENCIES — 1.4%
Chile†
Chile Government International Bond, 3.25%, 9/14/21		$920,000	$953,580
Chile Government International Bond, 3.625%, 10/30/42		500,000	494,650
			1,448,230
Colombia — 0.2%
Colombia Government International Bond, 4.375%, 7/12/21		2,770,000	2,943,125
Colombia Government International Bond, 7.375%, 9/18/37		900,000	1,152,900
Colombia Government International Bond, 6.125%, 1/18/41		820,000	938,900
			5,034,925
Italy†
Republic of Italy Government International Bond, 6.875%, 9/27/23		1,300,000	1,520,747
Mexico — 0.3%
Mexico Government International Bond, 4.15%, 3/28/27		7,953,000	8,102,119
Mexico Government International Bond, MTN, 4.75%, 3/8/44		90,000	87,750
			8,189,869
Panama — 0.1%
Panama Government International Bond, 7.125%, 1/29/26		1,400,000	1,772,750
Peru — 0.1%
Peruvian Government International Bond, 6.55%, 3/14/37		730,000	946,262
Peruvian Government International Bond, 5.625%, 11/18/50		1,240,000	1,480,250
			2,426,512
Philippines — 0.2%
Philippine Government International Bond, 4.00%, 1/15/21		1,590,000	1,690,321
Philippine Government International Bond, 5.50%, 3/30/26		3,000,000	3,550,725
Philippine Government International Bond, 6.375%, 10/23/34		730,000	973,138
			6,214,184
Poland — 0.1%
Republic of Poland Government International Bond, 5.125%, 4/21/21		450,000	493,506
Republic of Poland Government International Bond, 3.00%, 3/17/23		1,050,000	1,049,659
			1,543,165
Portugal — 0.4%
Portugal Obrigacoes do Tesouro OT, 2.875%, 10/15/25(3)	EUR	12,000,000	12,334,928
South Africa†
Republic of South Africa Government International Bond, 4.67%, 1/17/24		$760,000	771,119
Uruguay†
Uruguay Government International Bond, 4.375%, 10/27/27		820,000	860,180
Uruguay Government International Bond, 4.125%, 11/20/45		340,000	301,580
			1,161,760
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $42,649,777)			42,418,189
MUNICIPAL SECURITIES — 1.2%
Bay Area Toll Authority Rev., 6.92%, 4/1/40		1,480,000	2,008,227
California GO, (Building Bonds), 7.60%, 11/1/40		745,000	1,114,378
City Public Service Board of San Antonio Rev., 5.99%, 2/1/39		280,000	358,736
30

	Principal Amount	Value
Dallas Area Rapid Transit Rev., 6.00%, 12/1/44	$1,000,000	$1,295,280
Los Angeles Community College District GO, 6.75%, 8/1/49	1,330,000	1,936,879
Los Angeles Department of Airports Rev., 6.58%, 5/15/39	1,075,000	1,376,795
Los Angeles Department of Water & Power Rev., 5.72%, 7/1/39	370,000	454,712
Maryland State Transportation Authority Rev., 5.75%, 7/1/41	275,000	333,102
Metropolitan Transportation Authority Rev., 6.69%, 11/15/40	1,665,000	2,218,346
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40	470,000	633,974
Missouri Highway & Transportation Commission Rev., 5.45%, 5/1/33	555,000	659,806
New Jersey State Turnpike Authority Rev., 7.41%, 1/1/40	975,000	1,406,554
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	730,000	1,021,569
New York City GO, 6.27%, 12/1/37	335,000	436,877
New York City Water & Sewer System Rev., 5.95%, 6/15/42	925,000	1,198,893
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 4.88%, 12/1/34	595,000	675,450
Oregon State Department of Transportation Highway User Tax Rev., Series 2010 A, (Building Bonds), 5.83%, 11/15/34	200,000	252,484
Pennsylvania Turnpike Commission Rev., 5.56%, 12/1/49	420,000	507,843
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	400,000	452,632
Port Authority of New York & New Jersey Rev., 4.46%, 10/1/62	1,000,000	1,047,710
Rutgers State University of New Jersey Rev., 5.67%, 5/1/40	1,175,000	1,384,538
Sacramento Municipal Utility District Electric Rev., 6.16%, 5/15/36	375,000	464,306
Salt River Project Agricultural Improvement & Power District Rev., 4.84%, 1/1/41	2,105,000	2,413,593
San Diego County Regional Airport Authority Rev., 5.59%, 7/1/43	750,000	826,658
San Diego County Water Authority Financing Corp. Rev., 6.14%, 5/1/49	460,000	594,260
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	1,100,000	1,345,597
San Francisco Public Utilities Commission Water Rev., 6.95%, 11/1/50	1,015,000	1,435,240
Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/32	920,000	1,122,796
State of California GO, 7.55%, 4/1/39	950,000	1,395,208
State of California GO, 7.30%, 10/1/39	2,210,000	3,110,509
State of Illinois GO, 5.10%, 6/1/33	1,618,000	1,479,159
State of Kansas Department of Transportation Rev., 4.60%, 9/1/35	925,000	1,028,443
University of California Rev., 4.60%, 5/15/31	1,975,000	2,175,699
TOTAL MUNICIPAL SECURITIES (Cost $35,099,282)		38,166,253

31

	Principal Amount/Shares	Value
TEMPORARY CASH INVESTMENTS(6) — 0.6%
Credit Agricole Corporate and Investment Bank, 0.80%, 4/3/17(7)	$10,000,000	$9,999,264
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.75% - 2.75%, 7/31/17 - 2/15/24, valued at $2,900,655), in a joint trading account at 0.67%, dated 3/31/17, due 4/3/17 (Delivery value $2,841,697)		2,841,538
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.50%, 2/15/46, valued at $5,261,366), at 0.22%, dated 3/31/17, due 4/3/17 (Delivery value $5,156,095)		5,156,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	734,807	734,807
TOTAL TEMPORARY CASH INVESTMENTS (Cost $18,731,906)		18,731,609
TOTAL INVESTMENT SECURITIES — 110.9% (Cost $3,391,252,953)		3,391,422,804
OTHER ASSETS AND LIABILITIES(8) — (10.9)%		(334,401,202)
TOTAL NET ASSETS — 100.0%		$3,057,021,602

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	23,436,249	EUR	22,040,325	JPMorgan Chase Bank N.A.	6/21/17	$(163,116)
USD	8,418,263	GBP	6,911,375	Credit Suisse AG	6/21/17	(257,174)
						$(420,290)

FUTURES CONTRACTS

Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
500	U.S. Treasury 2-Year Notes	June 2017	$108,226,563	$(79,233)
740	U.S. Treasury 5-Year Notes	June 2017	87,117,657	270,450
121	U.S. Treasury 10-Year Notes	June 2017	15,072,062	130,181
			$210,416,282	$321,398

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
345	Euro-Bobl 5-Year Bonds	June 2017	$48,508,454	$135,173
100	Euro-Bund 10-Year Bonds	June 2017	17,220,282	(144,160)
270	U.K. Gilt 10-Year Bonds	June 2017	43,158,161	(354,736)
			$108,886,897	$(363,723)

SWAP AGREEMENTS

CENTRALLY CLEARED CREDIT DEFAULT
Reference Entity	Notional Amount	Buy/Sell* Protection	Interest Rate	Termination Date	Implied Credit Spread**	Unrealized Appreciation (Depreciation)	Value
Markit CDX North America Investment Grade Index Series 26	$55,000,000	Sell	1.00%	6/20/21	0.50%	$642,071	$1,137,048

32

CENTRALLY CLEARED TOTAL RETURN
Floating Rate Referenced Index	Notional Amount	Pay/Receive Total Return of Referenced Index	Fixed Rate	Termination Date	Unrealized Appreciation (Depreciation)	Value
U.S. CPI Urban Consumers NSA Index	$7,000,000	Receive	2.24%	11/15/26	$34,264	$34,818
U.S. CPI Urban Consumers NSA Index	7,000,000	Receive	2.28%	11/16/26	$11,315	$11,869
					$45,579	$46,687

TOTAL RETURN
Counterparty	Notional Amount	Floating Rate Referenced Index	Pay/Receive Total Return of Referenced Index	Fixed Rate	Termination Date	Value
Bank of America N.A.	$5,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.26%	11/15/26	$16,362
Bank of America N.A.	5,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.29%	11/16/26	3,406
Bank of America N.A.	5,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.28%	11/21/26	8,736
Barclays Bank plc	7,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.25%	11/15/26	31,323
Barclays Bank plc	7,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.28%	11/16/26	8,987
Barclays Bank plc	7,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.26%	11/21/26	21,004
Goldman Sachs & Co.	9,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.25%	11/15/26	42,975
Goldman Sachs & Co.	9,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.28%	11/16/26	10,652
Goldman Sachs & Co.	17,500,000	U.S. CPI Urban Consumers NSA Index	Receive	2.28%	11/21/26	21,794
						$165,239

*The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

**Implied credit spreads for centrally cleared credit default swap agreements are linked to the weighted average spread across the underlying reference entities included in a particular index. Implied credit spreads serve as an indication of the seller's performance risk related to the likelihood of a credit event occurring as defined in the agreement. Implied credit spreads are used to determine the value of swap agreements and reflect the cost of buying/selling protection, which may include upfront payments made/received upon entering the agreement. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform under the contract terms. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk.

33

NOTES TO SCHEDULE OF INVESTMENTS
CDX	-	Credit Derivatives Indexes
CPI	-	Consumer Price Index
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GBP	-	British Pound
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
MTN	-	Medium Term Note
NSA	-	Not Seasonally Adjusted
SEQ	-	Sequential Payer
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
†    Category is less than 0.05% of total net assets.

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $5,142,296.

(2)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(3)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $331,500,578, which represented 10.8% of total net assets.

(4)	Final maturity date indicated, unless otherwise noted.

(5)	Forward commitment. Settlement date is indicated.

(6)
Category includes collateral received at the custodian bank for margin requirements on swap agreements and/or forward commitments. At the period end, the aggregate value of cash deposits received was $2,042,619.

(7)	The rate indicated is the yield to maturity at purchase.

(8)	Amount relates primarily to payable for investments purchased, but not settled, at period end.

See Notes to Financial Statements.

34

Statement of Assets and Liabilities

MARCH 31, 2017
Assets
Investment securities, at value (cost of $3,391,252,953)	$3,391,422,804
Cash	13,998
Foreign currency holdings, at value (cost of $1,125,097)	1,122,554
Receivable for investments sold	2,338,469
Receivable for capital shares sold	393,235
Receivable for variation margin on futures contracts	206,837
Receivable for variation margin on swap agreements	20,644
Swap agreements, at value	165,239
Interest receivable	18,383,282
3,414,067,062

Liabilities
Payable for collateral received for forward commitments and swap agreements	2,042,619
Payable for investments purchased	341,104,293
Payable for capital shares redeemed	12,477,672
Payable for variation margin on futures contracts	5,227
Unrealized depreciation on forward foreign currency exchange contracts	420,290
Accrued management fees	995,359
357,045,460

Net Assets	$3,057,021,602

Net Assets Consist of:
Capital paid in	$3,069,352,709
Undistributed net investment income	144,785
Accumulated net realized loss	(13,031,074)
Net unrealized appreciation	555,182
$3,057,021,602

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Institutional Class	$2,731,236,040	256,137,012	$10.66
R6 Class	$325,785,562	30,542,937	$10.67

See Notes to Financial Statements.

35

Statement of Operations

YEAR ENDED MARCH 31, 2017
Investment Income (Loss)
Income:
Interest	$69,907,843

Expenses:
Management fees	10,964,745
Trustees' fees and expenses	169,775
Other expenses	13,663
11,148,183

Net investment income (loss)	58,759,660

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(950,707)
Futures contract transactions	(396,154)
Swap agreement transactions	(140,397)
Foreign currency transactions	1,365,319
(121,939)

Change in net unrealized appreciation (depreciation) on:
Investments	(43,608,724)
Futures contracts	(11,118)
Swap agreements	945,343
Translation of assets and liabilities in foreign currencies	2,632,227
(40,042,272)

Net realized and unrealized gain (loss)	(40,164,211)

Net Increase (Decrease) in Net Assets Resulting from Operations	$18,595,449

See Notes to Financial Statements.

36

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2017 AND MARCH 31, 2016
Increase (Decrease) in Net Assets	March 31, 2017	March 31, 2016
Operations
Net investment income (loss)	$58,759,660	$48,010,785
Net realized gain (loss)	(121,939)	(35,663)
Change in net unrealized appreciation (depreciation)	(40,042,272)	(8,125,413)
Net increase (decrease) in net assets resulting from operations	18,595,449	39,849,709

Distributions to Shareholders
From net investment income:
Institutional Class	(57,845,827)	(48,904,074)
R6 Class	(5,675,282)	(2,870,164)
From net realized gains:
Institutional Class	(3,182,739)	(25,814,543)
R6 Class	(346,670)	(1,545,019)
Decrease in net assets from distributions	(67,050,518)	(79,133,800)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	524,673,305	326,313,081

Net increase (decrease) in net assets	476,218,236	287,028,990

Net Assets
Beginning of period	2,580,803,366	2,293,774,376
End of period	$3,057,021,602	$2,580,803,366

Undistributed (distributions in excess of) net investment income	$144,785	$(1,145,497)

See Notes to Financial Statements.

37

Notes to Financial Statements

MARCH 31, 2017

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. NT Diversified Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek a high level of income by investing in non-money market debt securities. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry. The fund offers the Institutional Class and the R6 Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

38

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

39

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2925% to 0.4100%. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class and 0.0000% to 0.0600% for the R6 Class. The effective annual management fee for each class for the year ended March 31, 2017 was 0.39% for the Institutional Class and 0.34% for the R6 Class.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended March 31, 2017 totaled $4,885,077,796, of which $4,292,429,700 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended March 31, 2017 totaled $4,229,889,725, of which $3,820,303,490 represented U.S. Treasury and Government Agency obligations.

40

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2017		Year ended March 31, 2016
	Shares	Amount	Shares	Amount
Institutional Class
Sold	51,047,621	$551,075,972	52,534,220	$568,441,850
Issued in reinvestment of distributions	5,673,061	61,028,566	6,950,194	74,718,617
Redeemed	(22,514,376)	(244,065,786)	(36,915,055)	(396,367,219)
	34,206,306	368,038,752	22,569,359	246,793,248
R6 Class
Sold	16,864,118	181,924,855	9,770,863	105,401,125
Issued in reinvestment of distributions	561,339	6,021,952	410,784	4,415,183
Redeemed	(2,905,365)	(31,312,254)	(2,811,860)	(30,296,475)
	14,520,092	156,634,553	7,369,787	79,519,833
Net increase (decrease)	48,726,398	$524,673,305	29,939,146	$326,313,081

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

41

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities	—	$1,121,901,004	—
Corporate Bonds	—	932,987,880	—
U.S. Government Agency Mortgage-Backed Securities	—	721,990,803	—
Collateralized Mortgage Obligations	—	163,832,933	—
Asset-Backed Securities	—	161,495,377	—
Commercial Mortgage-Backed Securities	—	139,775,952	—
U.S. Government Agency Securities	—	50,122,804	—
Sovereign Governments and Agencies	—	42,418,189	—
Municipal Securities	—	38,166,253	—
Temporary Cash Investments	$734,807	17,996,802	—
	$734,807	$3,390,687,997	—
Other Financial Instruments
Futures Contracts	$400,631	$135,173	—
Swap Agreements	—	1,348,974	—
	$400,631	$1,484,147	—

Liabilities
Other Financial Instruments
Futures Contracts	$79,233	$498,896	—
Forward Foreign Currency Exchange Contracts	—	420,290	—
	$79,233	$919,186	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $46,666,667.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate

42

underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $207,831,255.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 862 contracts.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $58,300,000.

Value of Derivative Instruments as of March 31, 2017

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$13,754	Payable for variation margin on swap agreements*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	—	Unrealized depreciation on forward foreign currency exchange contracts	$420,290
Interest Rate Risk	Receivable for variation margin on futures contracts*	206,837	Payable for variation margin on futures contracts*	5,227
Other Contracts	Swap agreements	165,239	Swap agreements	—
Other Contracts	Receivable for variation margin on swap agreements*	6,890	Payable for variation margin on swap agreements*	—
		$392,720		$425,517

* Included in the unrealized appreciation (depreciation) on centrally cleared credit default swap agreements, futures contracts or centrally cleared total return swap agreements, as applicable, as reported in the Schedule of Investments.

43

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2017

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$364,503	Change in net unrealized appreciation (depreciation) on swap agreements	$619,181
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	1,358,135	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	2,660,754
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(396,154)	Change in net unrealized appreciation (depreciation) on futures contracts	(11,118)
Other Contracts	Net realized gain (loss) on swap agreement transactions	(504,900)	Change in net unrealized appreciation (depreciation) on swap agreements	326,162
		$821,584		$3,594,979

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2017 and March 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$64,310,455	$70,050,536
Long-term capital gains	$2,740,063	$9,083,264

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2017, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$3,391,631,640
Gross tax appreciation of investments	$31,275,841
Gross tax depreciation of investments	(31,484,677)
Net tax appreciation (depreciation) of investments	(208,836)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	829,615
Net tax appreciation (depreciation)	$620,779
Other book-to-tax adjustments	$(609,304)
Undistributed ordinary income	—
Post-October capital loss deferral	$(12,342,582)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts and futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

44

10. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

45

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2017	$10.85	0.22	(0.16)	0.06	(0.24)	(0.01)	(0.25)	$10.66	0.59%	0.40%	2.07%	139%	$2,731,236
2016	$11.03	0.21	(0.04)	0.17	(0.23)	(0.12)	(0.35)	$10.85	1.57%	0.40%	1.96%	207%	$2,406,977
2015	$10.70	0.20	0.42	0.62	(0.29)	—	(0.29)	$11.03	5.90%	0.40%	1.85%	248%	$2,198,329
2014	$11.00	0.18	(0.24)	(0.06)	(0.21)	(0.03)	(0.24)	$10.70	(0.53)%	0.40%	1.71%	206%	$2,260,604
2013	$10.91	0.23	0.25	0.48	(0.26)	(0.13)	(0.39)	$11.00	4.41%	0.40%	2.04%	154%	$1,599,979
R6 Class
2017	$10.85	0.23	(0.15)	0.08	(0.25)	(0.01)	(0.26)	$10.67	0.74%	0.35%	2.12%	139%	$325,786
2016	$11.03	0.22	(0.05)	0.17	(0.23)	(0.12)	(0.35)	$10.85	1.62%	0.35%	2.01%	207%	$173,826
2015	$10.70	0.21	0.42	0.63	(0.30)	—	(0.30)	$11.03	5.96%	0.35%	1.90%	248%	$95,446
2014(3)	$10.65	0.13	0.09	0.22	(0.14)	(0.03)	(0.17)	$10.70	2.11%	0.35%(4)	1.84%(4)	206%(5)	$28,448

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through March 31, 2014.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the American Century Investment Trust and Shareholders of the NT Diversified Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the NT Diversified Bond Fund (one of the ten funds constituting the American Century Investment Trust, hereafter referred to as the “Fund”) as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2017

47

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None

48

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	126	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

49

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

50

Proxy Voting Results

A special meeting of shareholders was held on June 13, 2016, to vote on the following proposal. The proposal received the required number of votes and was adopted. A summary of voting results is listed below.

To elect four trustees to the Board of Trustees of American Century Investment Trust:

	Affirmative	Withhold
Tanya S. Beder	$11,245,587,866	$88,169,279
Jeremy I. Bulow	$11,247,094,163	$86,662,982
Anne Casscells	$11,241,523,389	$92,233,756
Jonathan D. Levin	$11,242,680,933	$91,076,212
The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, Ronald J. Gilson, Frederick L. A. Grauer, Peter F. Pervere and John B. Shoven.

51

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

52

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund hereby designates $4,386,325 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2017.
The fund hereby designates $2,740,063, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2017.

53

Notes

54

Notes

55

Notes

56

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92292 1705

Annual Report

March 31, 2017

Prime Money Market Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Risk-On Rebound From Global Economic Concerns of Early 2016

Stocks, high-yield bonds, and commodities rebounded from severe downturns in early 2016 that were triggered by China’s economic slowdown. Since then, growth conditions in China and the rest of the world have generally improved. For the reporting period, the S&P 500 Index, the Bloomberg Barclays U.S. Corporate High-Yield Bond Index, and the S&P Goldman Sachs Commodities Index returned 17.17%, 16.39%, and 8.45%, respectively. This risk-on rebound also drove government bond yields higher, resulting in declines for indices such as the Bloomberg Barclays U.S. Treasury Bond Index (-1.44%). The broader taxable investment-grade U.S. bond market performed better, but still significantly underperformed stocks; the Bloomberg Barclays U.S. Aggregate Bond Index returned 0.44%.

Investors could thank the world’s major central banks and the “Trump Trade” for the risk-on rebound, which occurred with a backdrop of landmark political events, including Brexit (the U.K. vote to leave the European Union) and Donald Trump’s U.S. presidential election victory. Central bank stimulus helped to propel the markets past China- and Brexit-related volatility, followed by Trump victory-inspired optimism about U.S. growth that further boosted higher-risk markets.

But the Trump Trade could prove to be double edged—investor optimism faded as health care reform stalled in Congress and other U.S. fiscal policy proposals looked like they’d face significant hurdles. Meanwhile, the Federal Reserve raised its interest rate target during the reporting period, and suggested that it might raise rates again and start gradually reducing its balance sheet by the end of 2017. These factors, plus rising inflation and continuing geopolitical risks, could impede further risk-on sentiment. In this unsettled environment, we believe in remaining focused on investment goals, using disciplined, actively managed, risk-aware strategies. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Investor Class	BPRXX	0.19%	0.05%	0.71%	11/17/93
A Class	ACAXX	0.19%	0.05%	0.65%	8/28/98
C Class	ARCXX	0.19%	0.05%	0.54%	5/7/02
Fund returns would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	A Class	C Class
0.58%	0.83%	1.33%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

3

Fund Characteristics

MARCH 31, 2017
7-Day Current Yields	Investor Class	A Class	C Class
After waiver(1)	0.46%	0.46%	0.46%
Before waiver	0.46%	0.21%	-0.29%
7-Day Effective Yields	Investor Class	A Class	C Class
After waiver(1)	0.46%	0.46%	0.46%

(1)	Yields would have been lower if a portion of the fees had not been waived.

Portfolio at a Glance
Weighted Average Maturity	46 days
Weighted Average Life	67 days

Portfolio Composition by Maturity	% of fund investments
1-30 days	59%
31-90 days	20%
91-180 days	16%
More than 180 days	5%

4

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2016 to March 31, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

	Beginning Account Value 10/1/16	Ending Account Value 3/31/17	Expenses Paid During Period(1) 10/1/16 - 3/31/17	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,001.50	$2.89	0.58%
Investor Class (before waiver)	$1,000	$1,001.50(2)	$2.89	0.58%
A Class (after waiver)	$1,000	$1,001.50	$2.89	0.58%
A Class (before waiver)	$1,000	$1,001.50(2)	$4.14	0.83%
C Class (after waiver)	$1,000	$1,001.50	$2.89	0.58%
C Class (before waiver)	$1,000	$1,001.50(2)	$6.64	1.33%
Hypothetical
Investor Class (after waiver)	$1,000	$1,022.04	$2.92	0.58%
Investor Class (before waiver)	$1,000	$1,022.04	$2.92	0.58%
A Class (after waiver)	$1,000	$1,022.04	$2.92	0.58%
A Class (before waiver)	$1,000	$1,020.79	$4.18	0.83%
C Class (after waiver)	$1,000	$1,022.04	$2.92	0.58%
C Class (before waiver)	$1,000	$1,018.30	$6.69	1.33%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the fees had not been waived.

6

Schedule of Investments

MARCH 31, 2017

	Principal Amount	Value
COMMERCIAL PAPER(1) — 50.0%
Bank of Montreal, 1.17%, 6/7/17	$25,000,000	$24,946,493
Bank of Montreal, MTN, 1.30%, 7/14/17	5,900,000	5,901,432
Bennington Stark Capital Co. LLC, 1.03%, 4/5/17 (LOC: Societe Generale SA)(2)	3,000,000	2,999,660
Bennington Stark Capital Co. LLC, 0.93%, 4/10/17 (LOC: Societe Generale SA)(2)	40,000,000	39,990,800
Bennington Stark Capital Co. LLC, 1.05%, 4/12/17 (LOC: Societe Generale SA)(2)	20,000,000	19,993,706
Chariot Funding LLC, 1.17%, 7/10/17 (LOC: JPMorgan Chase Bank N.A.)(2)	25,000,000	24,920,139
Chesham Finance Ltd / Chesham Finance LLC, 0.94%, 4/3/17 (LOC: HSBC Bank plc)(2)	60,000,000	59,996,900
Chevron Corp., 0.81%, 5/10/17(2)	10,000,000	9,991,333
Coca-Cola Co., 0.94%, 6/23/17(2)	8,000,000	7,983,031
Coca-Cola Co., 0.97%, 7/25/17(2)	12,000,000	11,963,583
CRC Funding LLC, 1.04%, 4/24/17 (LOC: Citibank N.A.)(2)	20,000,000	19,986,967
CRC Funding LLC, 1.14%, 6/20/17 (LOC: Citibank N.A.)(2)	40,000,000	39,900,444
Credit Agricole Corporate and Investment Bank, 0.91%, 4/5/17	15,000,000	14,998,500
Crown Point Capital Co. LLC, 1.10%, 5/5/17 (LOC: Credit Suisse AG)(2)	40,000,000	39,959,200
Liberty Street Funding LLC, 1.01%, 5/10/17 (LOC: Bank of Nova Scotia)	15,000,000	14,983,913
Liberty Street Funding LLC, 1.25%, 7/5/17 (LOC: Bank of Nova Scotia)	20,500,000	20,433,460
Liberty Street Funding LLC, 1.17%, 8/22/17 (LOC: Bank of Nova Scotia)	25,000,000	24,885,799
Old Line Funding LLC, 1.17%, 6/9/17 (LOC: Royal Bank of Canada)	30,000,000	29,933,875
Old Line Funding LLC, 1.14%, 7/10/17 (LOC: Royal Bank of Canada)	30,000,000	29,906,667
Ridgefield Funding Co. LLC, 1.28%, 6/20/17 (LOC: BNP Paribas)(2)	25,000,000	25,000,000
Ridgefield Funding Co. LLC, 1.20%, 11/27/17 (LOC: BNP Paribas)(2)	25,000,000	25,000,000
San Diego Gas & Electric Co., 0.96%, 4/3/17	10,300,000	10,299,456
Thunder Bay Funding LLC, 0.96%, 5/10/17 (LOC: Royal Bank of Canada)(2)	5,250,000	5,244,597
Thunder Bay Funding LLC, 1.12%, 6/22/17 (LOC: Royal Bank of Canada)(2)	3,500,000	3,491,230
Thunder Bay Funding LLC, 1.06%, 7/14/17 (LOC: Royal Bank of Canada)(2)	30,000,000	30,000,000
Toyota Credit Canada, Inc., 1.37%, 10/31/17 (LOC: Toyota Motor Credit Corp.)	35,000,000	34,722,508
Toyota Financial Services de Puerto Rico, Inc., 1.31%, 6/26/17 (LOC: Toyota Motor Credit Corp.)	25,000,000	24,923,556
Wells Fargo Bank N.A., 1.12%, 8/7/17	50,000,000	50,000,000
TOTAL COMMERCIAL PAPER		652,357,249
MUNICIPAL SECURITIES — 22.0%
ABAG Finance Authority for Nonprofit Corps. Rev., (Public Policy Institute of California), VRDN, 1.00%, 4/6/17 (LOC: Wells Fargo Bank N.A.)	2,435,000	2,435,000

7

	Principal Amount	Value
Alameda Public Financing Authority Rev., Series 2003-B, (Alameda Point Improvement Project), VRDN,, 0.97%, 4/5/17 (LOC: Union Bank N.A. and California State Teacher's Retirement System)	$3,150,000	$3,150,000
Broward County Educational Facilities Authority Rev., (Nova Southeastern University, Inc.), VRDN, 0.91%, 4/3/17 (LOC: Bank of America N.A.)	9,840,000	9,840,000
Calcasieu Parish Public Trust Authority Rev., (WPT Corp.), VRDN, 1.01%, 4/5/17 (LOC: Bank of America N.A.)	5,000,000	5,000,000
California Health Facilities Financing Authority Rev., (Social Model Recovery Systems, Inc.), VRDN, 1.03%, 4/6/17 (LOC: Preferred Bank and FHLB)	4,550,000	4,550,000
California Infrastructure & Economic Development Bank Rev., VRDN, 1.23%, 4/6/17 (LOC: Bank of the West)	6,115,000	6,115,000
Carnegie Mellon University, 0.96%, 5/23/17	10,000,000	9,986,278
City of Philadelphia, PA, 0.95%, 5/9/17 (LOC: Wells Fargo Bank N.A.)	15,000,000	15,000,000
Clarksville Public Building Authority Rev., VRDN, 1.00%, 4/3/17 (LOC: Bank of America N.A.)	9,000,000	9,000,000
Colorado Housing & Finance Authority Rev., (Organizers Unlimited/M&P Enterprises Obligated Group), VRDN, 1.23%, 4/6/17 (LOC: Colorado Business Bank and FHLB)	25,000	25,000
Grand Forks Rev., (Altru Health System Obligated Group), VRDN, 1.00%, 4/3/17 (LOC: Bank of America N.A.)	5,500,000	5,500,000
Hesperia Public Financing Authority Rev., VRDN, 0.91%, 4/5/17 (LOC: Bank of the West)	4,420,000	4,420,000
Idaho Housing & Finance Association Rev., (Traditions at Boise LLC), VRDN, 1.20%, 4/5/17 (LOC: FHLMC)	620,000	620,000
Illinois Housing Development Authority Rev., VRDN, 0.90%, 4/6/17 (LIQ FAC: FHLB)	2,580,000	2,580,000
Illinois Housing Development Authority Rev., VRDN, 0.91%, 4/6/17 (LIQ FAC: FHLB)	5,000,000	5,000,000
Johnson City Health & Educational Facilities Board Rev., (Mountain States Health Alliance Obligated Group), VRDN, 0.93%, 4/5/17 (LOC: U.S. Bank N.A.)	44,600,000	44,600,000
Lee County Housing Finance Authority Rev., (University Club Partners Ltd.), VRDN, 1.00%, 4/6/17 (LOC: FNMA)	70,000	70,000
Macon-Bibb County Industrial Authority Rev., (Bass Pro Outdoor World LLC), VRDN, 0.93%, 4/6/17 (LOC: Bank of America N.A.)(2)	15,390,000	15,390,000
Mississippi Business Finance Corp. Rev., (Chevron USA, Inc.), VRDN, 0.91%, 4/3/17 (GA: Chevron Corp.)	4,100,000	4,100,000
Mississippi Business Finance Corp. Rev., (Chevron USA, Inc.), VRDN, 0.91%, 4/3/17 (GA: Chevron Corp.)	2,050,000	2,050,000
Missouri Development Finance Board Rev., Series 2000 B, (St. Louis Center), VRDN,, 1.05%, 4/6/17 (LOC: U.S. Bank N.A.)	3,910,000	3,910,000
Montgomery County Public Building Authority Rev., VRDN, 1.00%, 4/3/17 (LOC: Bank of America N.A.)	4,880,000	4,880,000
Nassau Health Care Corp. Rev., VRDN, 0.93%, 4/5/17 (LOC: JPMorgan Chase Bank N.A.)	4,105,000	4,105,000
Nevada Housing Division Rev., (Oakmont at Fort Apache Road LLC), VRDN, 1.09%, 4/5/17 (LOC: Exchange Bank and FHLB)	6,400,000	6,400,000
North Carolina Capital Facilities Finance Agency Rev., (Summit School, Inc.), VRDN, 0.93%, 4/6/17 (LOC: Branch Banking & Trust)	6,675,000	6,675,000
Osceola County Housing Finance Authority Rev., VRDN, 1.00%, 4/5/17 (LOC: FNMA)	495,000	495,000
Pasadena Public Financing Authority Rev., VRDN, 1.00%, 4/6/17 (SBBPA: Bank of the West)	8,165,000	8,165,000
Salinas COP, VRDN, 1.00%, 4/6/17 (LOC: Rabobank Nederland)	4,490,000	4,490,000

8

	Principal Amount	Value
South Carolina Jobs-Economic Development Authority Rev., (Blue Ridge Log Cabins/BRLC Properties Obligated Group), VRDN, 0.97%, 4/6/17 (LOC: Branch Banking & Trust)	$4,775,000	$4,775,000
South Central Texas Industrial Development Corp. Rev., (Rohr, Inc.), VRDN, 0.95%, 4/5/17 (LOC: JPMorgan Chase Bank N.A.)(Acquired 1/17/17, Cost $16,500,000)(3)	16,500,000	16,500,000
South Dakota Housing Development Authority Rev., VRDN, 0.94%, 4/6/17 (SBBPA: South Dakota Housing Development Authority)	30,000,000	30,000,000
Town of Dover-Foxcroft Rev., (Pleasant River Lumber Co.), VRDN, 0.98%, 4/5/17 (LOC: Wells Fargo Bank N.A. and CoBANK ACB)	290,000	290,000
Traer Creek Metropolitan District Rev., VRDN, 0.97%, 4/5/17 (LOC: BNP Paribas)	8,807,000	8,807,000
University of Texas System (The), 0.96%, 6/8/17	5,000,000	5,000,000
Valdosta-Lowndes County Industrial Development Authority Rev., (Martin's Famous Pastry Shoppe, Inc.), VRDN, 0.99%, 4/6/17 (LOC: Wells Fargo Bank N.A.)	10,530,000	10,530,000
Washington State Housing Finance Commission Rev., (Merrill Gardens at Renton Centre LLC), VRDN, 1.05%, 4/6/17 (LIQ FAC: FNMA)	100,000	100,000
Washington State Housing Finance Commission Rev., (Traditions at South Hill LLC), VRDN, 1.28%, 4/5/17 (LIQ FAC: FHLMC)	560,000	560,000
West Memphis Rev., (S-B West Memphis LLC), VRDN, 1.04%, 4/6/17 (LOC: JPMorgan Chase Bank N.A.)	6,200,000	6,200,000
Wisconsin Housing & Economic Development Authority Rev., Series 2007 D, (Taxable), VRDN,, 1.00%, 4/5/17 (SBBPA: Wells Fargo Bank N.A.)	15,775,000	15,775,000
TOTAL MUNICIPAL SECURITIES		287,088,278
CORPORATE BONDS — 13.9%
2880 Stevens Creek LLC, VRDN, 0.98%, 4/5/17 (LOC: Bank of the West)	9,900,000	9,900,000
CHS Properties, Inc., VRDN, 0.96%, 4/6/17 (LOC: Wells Fargo Bank N.A.)	1,375,000	1,375,000
Cypress Bend Real Estate Development Co. LLC, VRDN, 0.96%, 4/6/17 (LOC: FHLB)	23,295,000	23,295,000
D&I Properties LLC, VRDN, 0.98%, 4/5/17 (LOC: Wells Fargo Bank N.A.)	3,550,000	3,550,000
East Grand Office Park LP, VRDN, 0.98%, 4/6/17 (LOC: FHLB)	4,320,000	4,320,000
Esplanade Theatres LLC, VRDN, 0.98%, 4/6/17 (LOC: FHLB)	2,475,000	2,475,000
First Baptist Church of Opelika AL, VRDN, 1.00%, 4/6/17 (LOC: FHLB)	3,970,000	3,970,000
General Secretariat of the Organization of American States, VRDN, 0.95%, 4/6/17 (LOC: Bank of America N.A.)	18,370,000	18,370,000
HHH Investment Co. LLC, VRDN, 0.95%, 4/5/17 (LOC: Bank of the West)	14,335,000	14,335,000
Labcon North America, VRDN, 1.00%, 4/5/17 (LOC: Bank of the West)	2,540,000	2,540,000
Lakeport Group LLC, VRDN, 1.00%, 4/5/17 (LOC: Union Bank N.A.)	3,335,000	3,335,000
Manse on Marsh LP, VRDN, 0.96%, 4/6/17 (LOC: FHLB)	9,705,000	9,705,000
Ness Family Partners LP, VRDN, 1.00%, 4/5/17 (LOC: Bank of the West)	6,210,000	6,210,000
Northcreek Church, VRDN, 1.00%, 4/6/17 (LOC: FHLB)	6,730,000	6,730,000
Partisan Property, Inc., Series 2014, VRDN, 1.00%, 4/5/17 (LOC: Wells Fargo Bank N.A.)	7,050,000	7,050,000
Providence Health & Services Obligated Group, VRDN, 0.93%, 4/6/17 (LOC: U.S. Bank N.A.)	20,780,000	20,780,000
Relay Relay LLC, VRDN, 0.96%, 4/6/17 (LOC: FHLB)	7,905,000	7,905,000

9

	Principal Amount/Shares	Value
Sidal Realty Co. LP, VRDN, 1.00%, 4/6/17 (LOC: Wells Fargo Bank N.A.)	$6,740,000	$6,740,000
World Wildlife Fund, Inc., VRDN, 0.96%, 4/6/17 (LOC: JPMorgan Chase Bank N.A.)	27,880,000	27,880,000
TOTAL CORPORATE BONDS		180,465,000
CERTIFICATES OF DEPOSIT — 8.1%
Bank of Montreal, 1.30%, 3/27/18	20,000,000	20,000,000
Canadian Imperial Bank of Commerce, 1.23%, 2/27/18	25,000,000	25,000,000
Toronto-Dominion Bank (The), 1.36%, 4/6/17	10,000,000	10,000,000
Toronto-Dominion Bank (The), 0.93%, 4/24/17	20,000,000	20,000,000
Toronto-Dominion Bank (The), 1.20%, 7/19/17	30,000,000	30,000,000
TOTAL CERTIFICATES OF DEPOSIT		105,000,000
U.S. TREASURY SECURITIES(1) — 2.3%
U.S. Treasury Bills, 0.57%, 6/22/17	82,500	82,395
U.S. Treasury Bills, 0.71%, 11/9/17	20,000,000	19,914,283
U.S. Treasury Notes, VRN, 0.96%, 4/4/17	10,000,000	10,002,215
TOTAL U.S. TREASURY SECURITIES		29,998,893
U.S. GOVERNMENT AGENCY SECURITIES — 0.5%
FHLMC, 0.75%, 1/12/18	6,449,000	6,441,409
TEMPORARY CASH INVESTMENTS — 3.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class	43,570,174	43,570,174
TOTAL INVESTMENT SECURITIES — 100.1%		1,304,921,003
OTHER ASSETS AND LIABILITIES — (0.1)%		(1,165,692)
TOTAL NET ASSETS — 100.0%		$1,303,755,311

NOTES TO SCHEDULE OF INVESTMENTS
COP	-	Certificates of Participation
FHLB	-	Federal Home Loan Bank
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GA	-	Guaranty Agreement
LIQ FAC	-	Liquidity Facilities
LOC	-	Letter of Credit
MTN	-	Medium Term Note
SBBPA	-	Standby Bond Purchase Agreement
VRDN	-	Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

(2)
Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $381,811,590, which represented 29.3% of total net assets.

(3)
Restricted security that may not be offered for public sale without being registered with the Securities and Exchange Commission and/or may be subject to resale, redemption or transferability restrictions. The aggregate value of these securities at the period end was $16,500,000, which represented 1.3% of total net assets.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

MARCH 31, 2017
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$1,304,921,003
Receivable for investments sold	894,000
Receivable for capital shares sold	1,587,781
Interest receivable	884,089
1,308,286,873

Liabilities
Payable for investments purchased	2,200,000
Payable for capital shares redeemed	1,700,963
Accrued management fees	630,599
4,531,562

Net Assets	$1,303,755,311

Net Assets Consist of:
Capital paid in	$1,303,771,349
Accumulated net realized loss	(16,038)
$1,303,755,311

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$1,268,148,067	1,268,296,863	$1.00
A Class	$25,649,268	25,637,735	$1.00
C Class	$9,957,976	9,955,857	$1.00

See Notes to Financial Statements.

11

Statement of Operations

YEAR ENDED MARCH 31, 2017
Investment Income (Loss)
Income:
Interest	$11,096,392

Expenses:
Management fees	8,389,817
Distribution and service fees:
A Class	244,357
C Class	74,265
Trustees' fees and expenses	88,735
Other expenses	70,419
8,867,593
Fees waived	(318,622)
8,548,971

Net investment income (loss)	2,547,421

Net realized gain (loss) on investment transactions	363,806

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,911,227

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2017 AND MARCH 31, 2016
Increase (Decrease) in Net Assets	March 31, 2017	March 31, 2016
Operations
Net investment income (loss)	$2,547,421	$196,114
Net realized gain (loss)	363,806	120,592
Net increase (decrease) in net assets resulting from operations	2,911,227	316,706

Distributions to Shareholders
From net investment income:
Investor Class	(2,438,489)	(174,856)
A Class	(90,143)	(20,351)
B Class	—	(8)
C Class	(18,789)	(899)
Decrease in net assets from distributions	(2,547,421)	(196,114)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 4)	(478,873,456)	(225,215,280)

Net increase (decrease) in net assets	(478,509,650)	(225,094,688)

Net Assets
Beginning of period	1,782,264,961	2,007,359,649
End of period	$1,303,755,311	$1,782,264,961

See Notes to Financial Statements.

13

Notes to Financial Statements

MARCH 31, 2017

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Prime Money Market Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek to earn the highest level of current income while preserving the value of your investment.

The fund offers the Investor Class, the A Class and the C Class. The A Class and C Class may be subject to a contingent deferred sales charge. On October 16, 2015, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. Investments are generally valued at amortized cost, which approximates fair value. Open-end management investment companies are valued at the reported NAV per share. If the fund determines that the valuation methods do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. The fund may make capital gains distributions to comply with the distribution requirements of the Internal Revenue Code.

14

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, American Century Investment Management, Inc. (ACIM), the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2370% to 0.3500%. The rates for the Complex Fee range from 0.2500% to 0.3100%. The effective annual management fee for each class for the year ended March 31, 2017 was 0.57%.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 0.75%, of which 0.25% is paid for individual shareholder services and 0.50% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2017 are detailed in the Statement of Operations.

In order to maintain a positive yield, all or a portion of the distribution and/or service fee may voluntarily be waived on a daily basis. The fee waiver may be revised or terminated at any time without notice. The total amount of the waiver for each class for the year ended March 31, 2017 was $244,357 and $74,265 for the A Class and C Class, respectively, and the effective annual distribution and service fee after waiver was 0.00% for each class.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $23,780,000 and $9,200,000, respectively. The interfund transactions had no effect on the Statement of Operations in net realized gain (loss) on investment transactions.

15

4. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2017		Year ended March 31, 2016
	Shares	Amount	Shares	Amount
Investor Class
Sold	719,526,363	$719,526,363	1,118,100,112	$1,118,100,112
Issued in reinvestment of distributions	2,437,674	2,437,674	164,464	164,464
Redeemed	(1,017,723,715)	(1,017,723,715)	(1,367,852,287)	(1,367,852,287)
	(295,759,678)	(295,759,678)	(249,587,711)	(249,587,711)
A Class
Sold	80,637,153	80,637,153	288,251,885	288,251,885
Issued in reinvestment of distributions	85,555	85,555	19,976	19,976
Redeemed	(264,266,517)	(264,266,517)	(266,079,413)	(266,079,413)
	(183,543,809)	(183,543,809)	22,192,448	22,192,448
B Class	N/A
Issued in reinvestment of distributions			8	8
Redeemed			(199,122)	(199,125)
			(199,114)	(199,117)
C Class
Sold	5,996,139	5,996,139	7,529,637	7,529,637
Issued in reinvestment of distributions	18,789	18,789	875	875
Redeemed	(5,584,897)	(5,584,897)	(5,151,412)	(5,151,412)
	430,031	430,031	2,379,100	2,379,100
Net increase (decrease)	(478,873,456)	$(478,873,456)	(225,215,277)	$(225,215,280)

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

16

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Commercial Paper	—	$652,357,249	—
Municipal Securities	—	287,088,278	—
Corporate Bonds	—	180,465,000	—
Certificates of Deposit	—	105,000,000	—
U.S. Treasury Securities	—	29,998,893	—
U.S. Government Agency Securities	—	6,441,409	—
Temporary Cash Investments	$43,570,174	—	—
	$43,570,174	$1,261,350,829	—

6. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2017 and March 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$2,547,421	$196,114
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2017, the fund had accumulated short-term capital losses of $(16,038), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2018.

7. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

17

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Net Assets, End of Period (in thousands)
Investor Class
2017	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.19%	0.58%	0.58%	0.17%	0.17%	$1,268,148
2016	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.30%	0.58%	0.02%	(0.26)%	$1,563,574
2015	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.15%	0.58%	0.01%	(0.42)%	$1,813,054
2014	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.16%	0.58%	0.01%	(0.41)%	$2,014,191
2013	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.23%	0.58%	0.01%	(0.34)%	$2,031,353
A Class
2017	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.19%	0.58%	0.83%	0.17%	(0.08)%	$25,649
2016	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.32%	0.83%	0.00%(3)	(0.51)%	$209,165
2015	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.15%	0.83%	0.01%	(0.67)%	$186,961
2014	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.16%	0.83%	0.01%	(0.66)%	$213,512
2013	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.23%	0.83%	0.01%	(0.59)%	$166,572
C Class
2017	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.19%	0.58%	1.33%	0.17%	(0.58)%	$9,958
2016	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.32%	1.33%	0.00%(3)	(1.01)%	$9,526
2015	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.15%	1.33%	0.01%	(1.17)%	$7,146
2014	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.16%	1.33%	0.01%	(1.16)%	$6,825
2013	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.23%	1.33%	0.01%	(1.09)%	$7,241

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(2)	Per-share amount was less than $0.005.

(3)	Ratio was less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the American Century Investment Trust and Shareholders of the Prime Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Prime Money Market Fund (one of the ten funds constituting the American Century Investment Trust, hereafter referred to as the “Fund”) as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2017

20

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None

21

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	126	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

22

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

23

Proxy Voting Results

A special meeting of shareholders was held on June 13, 2016, to vote on the following proposal. The proposal received the required number of votes and was adopted. A summary of voting results is listed below.

To elect four trustees to the Board of Trustees of American Century Investment Trust:

	Affirmative	Withhold
Tanya S. Beder	$11,245,587,866	$88,169,279
Jeremy I. Bulow	$11,247,094,163	$86,662,982
Anne Casscells	$11,241,523,389	$92,233,756
Jonathan D. Levin	$11,242,680,933	$91,076,212
The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, Ronald J. Gilson, Frederick L. A. Grauer, Peter F. Pervere and John B. Shoven.

24

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

25

Notes

26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92284 1705

Annual Report

March 31, 2017

Short Duration Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Risk-On Rebound From Global Economic Concerns of Early 2016

Stocks, high-yield bonds, and commodities rebounded from severe downturns in early 2016 that were triggered by China’s economic slowdown. Since then, growth conditions in China and the rest of the world have generally improved. For the reporting period, the S&P 500 Index, the Bloomberg Barclays U.S. Corporate High-Yield Bond Index, and the S&P Goldman Sachs Commodities Index returned 17.17%, 16.39%, and 8.45%, respectively. This risk-on rebound also drove government bond yields higher, resulting in declines for indices such as the Bloomberg Barclays U.S. Treasury Bond Index (-1.44%). The broader taxable investment-grade U.S. bond market performed better, but still significantly underperformed stocks; the Bloomberg Barclays U.S. Aggregate Bond Index returned 0.44%.

Investors could thank the world’s major central banks and the “Trump Trade” for the risk-on rebound, which occurred with a backdrop of landmark political events, including Brexit (the U.K. vote to leave the European Union) and Donald Trump’s U.S. presidential election victory. Central bank stimulus helped to propel the markets past China- and Brexit-related volatility, followed by Trump victory-inspired optimism about U.S. growth that further boosted higher-risk markets.

But the Trump Trade could prove to be double edged—investor optimism faded as health care reform stalled in Congress and other U.S. fiscal policy proposals looked like they’d face significant hurdles. Meanwhile, the Federal Reserve raised its interest rate target during the reporting period, and suggested that it might raise rates again and start gradually reducing its balance sheet by the end of 2017. These factors, plus rising inflation and continuing geopolitical risks, could impede further risk-on sentiment. In this unsettled environment, we believe in remaining focused on investment goals, using disciplined, actively managed, risk-aware strategies. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Investor Class	ACSNX	1.65%	1.08%	2.66%	11/30/06
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index	—	0.71%	0.93%	2.34%	—
Institutional Class	ACSUX	1.85%	1.29%	2.87%	11/30/06
A Class	ACSQX				11/30/06
No sales charge		1.40%	0.83%	2.41%
With sales charge		-0.92%	0.38%	2.18%
C Class	ACSKX	0.64%	0.08%	1.65%	11/30/06
R Class	ACSPX	1.15%	0.58%	2.16%	11/30/06
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2017
Investor Class — $13,010

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index — $12,602

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.60%	0.40%	0.85%	1.60%	1.10%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Jeff Houston, James Platz, and David MacEwen

Performance Summary

Short Duration gained 1.65%* for the 12 months ended March 31, 2017. By comparison, the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index returned 0.71%. Fund returns reflect operating expenses, while index returns do not.

The absolute returns of the fund and the index reflect the challenging backdrop for investment-grade bonds during the 12-month period. Improving U.S. and global economic data, optimism surrounding President Trump’s pro-growth policy agenda, and two Federal Reserve (Fed) rate hikes helped push U.S. Treasury yields higher. Against this backdrop, a “risk-on” sentiment prevailed through most of the period, favoring stocks, commodities, and higher-yielding and below-investment-grade fixed-income securities. Shorter-duration securities (those with less price sensitivity to interest rate changes) generally outperformed longer-duration notes and bonds. Short Duration’s exposure to fixed-income securities outside of the Bloomberg Barclays index primarily accounted for the fund’s outperformance relative to the index.

Security Selection, Out-of-Index Positions Aided Performance

We continued to underweight Treasuries and government agencies relative to the Bloomberg Barclays index in favor of spread (non-Treasury) sectors, including corporate credit and securitized bonds, during the 12-month period. These overweight positions—particularly the securitized overweight—along with security selection contributed to relative performance. In particular, our securitized selections, including commercial mortgage-backed securities, asset-backed securities, collateralized mortgage obligations, and traditional pass-through mortgage-backed securities, broadly contributed to performance. Within the corporate sector, our out-of-index allocation to high-yield corporate bonds was a prominent contributor. High-yield bonds were among the largest beneficiaries of the period’s risk rally, advancing on upbeat corporate earnings reports, improving economic data, higher oil prices (off their lows of early 2016), and investor demand for yield.

The portfolio’s performance also benefited from a non-index position in government and corporate emerging markets bonds. Similar to high-yield corporate bonds, emerging markets bonds posted gains due to stabilizing commodities prices, improving global economic data, accommodative central bank policies, and investor demand for yield.

Portfolio Positioning

We believe the U.S. election results have introduced uncertainty to future U.S. fiscal and monetary policy, which may lead to higher bond market volatility. If President Trump is able to successfully implement his campaign agenda, we expect higher interest rates and inflation to follow. If new policy measures fall short, if global growth falters, or if geopolitical events escalate, we believe rates could remain low. We believe the pace and magnitude of future Fed interest rate increases will be gradual and have a relatively shallow path dependent on U.S. and global economic factors. We believe two additional Fed rate hikes are likely in 2017. In this environment, we plan to continue to overweight spread sectors and non-index securities, such as high-yield corporate bonds and emerging markets bonds.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

Fund Characteristics

MARCH 31, 2017
Portfolio at a Glance
Average Duration (effective)	1.9 years
Weighted Average Life	2.1 years

Types of Investments in Portfolio	% of net assets
Corporate Bonds	46.1%
U.S. Treasury Securities	23.7%
Collateralized Mortgage Obligations	12.7%
Asset-Backed Securities	8.9%
Commercial Mortgage-Backed Securities	2.6%
U.S. Government Agency Mortgage-Backed Securities	2.2%
Sovereign Governments and Agencies	0.3%
Temporary Cash Investments	4.3%
Other Assets and Liabilities	(0.8)%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2016 to March 31, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

	Beginning Account Value 10/1/16	Ending Account Value 3/31/17	Expenses Paid During Period(1) 10/1/16 - 3/31/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,003.50	$3.00	0.60%
Institutional Class	$1,000	$1,004.50	$2.00	0.40%
A Class	$1,000	$1,002.30	$4.24	0.85%
C Class	$1,000	$999.50	$7.98	1.60%
R Class	$1,000	$1,001.10	$5.49	1.10%
Hypothetical
Investor Class	$1,000	$1,021.94	$3.02	0.60%
Institutional Class	$1,000	$1,022.94	$2.02	0.40%
A Class	$1,000	$1,020.69	$4.28	0.85%
C Class	$1,000	$1,016.95	$8.05	1.60%
R Class	$1,000	$1,019.45	$5.54	1.10%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

8

Schedule of Investments

MARCH 31, 2017

	Principal Amount	Value
CORPORATE BONDS — 46.1%
Aerospace and Defense — 0.5%
United Technologies Corp., 1.50%, 11/1/19	$2,000,000	$1,986,724
Auto Components — 0.3%
Schaeffler Finance BV, 4.25%, 5/15/21(1)	1,000,000	1,018,750
Automobiles — 1.9%
Daimler Finance North America LLC, 2.00%, 8/3/18(1)	1,000,000	1,002,505
Fiat Chrysler Automobiles NV, 4.50%, 4/15/20	500,000	511,875
Ford Motor Credit Co. LLC, 2.15%, 1/9/18	1,000,000	1,002,745
Ford Motor Credit Co. LLC, 2.24%, 6/15/18	1,000,000	1,003,661
Ford Motor Credit Co. LLC, MTN, 2.94%, 1/8/19	800,000	811,217
General Motors Co., 3.50%, 10/2/18	990,000	1,011,137
General Motors Financial Co., Inc., 3.25%, 5/15/18	1,080,000	1,095,084
General Motors Financial Co., Inc., 3.10%, 1/15/19	1,000,000	1,016,498
		7,454,722
Banks — 7.7%
Akbank TAS, 3.875%, 10/24/17	1,000,000	1,008,502
Banco de Credito del Peru, 2.25%, 10/25/19(1)	400,000	397,500
Bank of America Corp., 5.75%, 12/1/17	1,500,000	1,539,830
Bank of America Corp., MTN, 5.625%, 7/1/20	1,500,000	1,646,140
Banque Federative du Credit Mutuel SA, 2.00%, 4/12/19(1)	1,000,000	993,865
Barclays Bank plc, 6.05%, 12/4/17(1)	1,000,000	1,026,472
BBVA Banco Continental SA, 3.25%, 4/8/18(1)	2,000,000	2,030,400
Capital One N.A., 2.35%, 8/17/18	1,000,000	1,006,563
Capital One N.A./Mclean VA, 1.65%, 2/5/18	2,500,000	2,500,115
Credit Suisse AG, 1.75%, 1/29/18	1,000,000	1,000,876
Fifth Third Bank, 2.30%, 3/15/19	1,000,000	1,006,960
Finansbank AS, 6.25%, 4/30/19	650,000	683,150
GLP Capital LP / GLP Financing II, Inc., 4.375%, 11/1/18	1,235,000	1,273,594
HBOS plc, MTN, 6.75%, 5/21/18(1)	1,300,000	1,361,693
HSBC Bank plc, 4.125%, 8/12/20(1)	2,015,000	2,128,922
Huntington National Bank (The), 2.20%, 4/1/19	1,000,000	1,002,709
ICICI Bank Ltd. (Dubai), 4.70%, 2/21/18	1,000,000	1,023,463
Itau CorpBanca, 3.125%, 1/15/18	1,000,000	1,009,026
JPMorgan Chase & Co., 6.00%, 1/15/18	1,500,000	1,550,824
Turkiye Garanti Bankasi AS, 4.00%, 9/13/17	1,200,000	1,207,087
Wells Fargo & Co., 2.15%, 1/15/19	2,400,000	2,412,960
Wells Fargo Bank N.A., MTN, 1.80%, 11/28/18	2,000,000	2,005,606
		29,816,257
Beverages — 1.3%
Anheuser-Busch InBev Finance, Inc., 2.15%, 2/1/19	2,000,000	2,014,226
Constellation Brands, Inc., 3.875%, 11/15/19	830,000	864,990
Molson Coors Brewing Co., 1.90%, 3/15/19(1)	2,000,000	1,999,714
		4,878,930

9

	Principal Amount	Value
Biotechnology — 1.0%
AbbVie, Inc., 1.80%, 5/14/18	$1,000,000	$1,001,354
Celgene Corp., 2.125%, 8/15/18	2,000,000	2,010,056
Celgene Corp., 2.25%, 5/15/19	1,000,000	1,005,810
		4,017,220
Capital Markets — 1.3%
Bear Stearns Cos. LLC (The), 6.40%, 10/2/17	3,802,000	3,893,685
DBS Bank Ltd., VRN, 3.625%, 9/21/17	1,000,000	1,007,662
		4,901,347
Chemicals — 0.3%
Ecolab, Inc., 2.00%, 1/14/19	1,000,000	1,007,121
Commercial Services and Supplies — 0.3%
Republic Services, Inc., 3.80%, 5/15/18	1,000,000	1,022,065
Communications Equipment — 0.2%
Cisco Systems, Inc., 1.60%, 2/28/19	1,000,000	1,001,594
Consumer Finance — 2.1%
American Express Centurion Bank, 5.95%, 6/12/17	1,000,000	1,008,441
CIT Group, Inc., 5.00%, 5/15/17	600,000	601,980
CIT Group, Inc., 4.25%, 8/15/17	1,800,000	1,818,000
Discover Bank, 2.60%, 11/13/18	1,000,000	1,009,634
PNC Bank N.A., 1.80%, 11/5/18	1,000,000	1,001,182
PNC Bank N.A., 1.95%, 3/4/19	1,000,000	1,002,227
Synchrony Financial, 2.60%, 1/15/19	1,525,000	1,537,439
		7,978,903
Containers and Packaging — 0.5%
Ball Corp., 4.375%, 12/15/20	1,000,000	1,051,250
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.75%, 10/15/20	900,000	927,009
		1,978,259
Diversified Financial Services — 3.0%
Ally Financial, Inc., 3.50%, 1/27/19	1,050,000	1,060,500
BNP Paribas SA, MTN, 2.70%, 8/20/18	1,000,000	1,010,609
Citigroup, Inc., 2.05%, 6/7/19	3,000,000	2,998,749
Goldman Sachs Group, Inc. (The), 2.30%, 12/13/19	3,000,000	3,003,402
Morgan Stanley, 2.125%, 4/25/18	1,000,000	1,004,091
Morgan Stanley, MTN, 5.95%, 12/28/17	2,000,000	2,062,492
Morgan Stanley, MTN, 5.625%, 9/23/19	500,000	540,157
		11,680,000
Diversified Telecommunication Services — 2.2%
AT&T, Inc., 2.30%, 3/11/19	500,000	502,628
AT&T, Inc., 2.45%, 6/30/20	1,750,000	1,751,008
CenturyLink, Inc., 6.00%, 4/1/17	500,000	500,000
Deutsche Telekom International Finance BV, 6.00%, 7/8/19	1,000,000	1,085,098
Frontier Communications Corp., 8.50%, 4/15/20	500,000	529,375
Frontier Communications Corp., 8.875%, 9/15/20	500,000	529,375
Orange SA, 2.75%, 2/6/19	1,000,000	1,012,104
Verizon Communications, Inc., 3.65%, 9/14/18	500,000	513,294

10

	Principal Amount	Value
Verizon Communications, Inc., 4.50%, 9/15/20	$2,000,000	$2,134,280
		8,557,162
Energy Equipment and Services — 0.2%
Pride International LLC, 6.875%, 8/15/20	650,000	679,250
Equity Real Estate Investment Trusts (REITs) — 0.3%
VEREIT Operating Partnership LP, 3.00%, 2/6/19	500,000	502,225
VEREIT Operating Partnership LP, 4.125%, 6/1/21	500,000	514,285
		1,016,510
Food and Staples Retailing — 1.7%
CVS Health Corp., 1.90%, 7/20/18	2,000,000	2,004,424
Dollar General Corp., 4.125%, 7/15/17	200,000	201,630
Kroger Co. (The), 2.00%, 1/15/19	1,000,000	1,002,271
Mondelez International Holdings Netherlands BV, 1.625%, 10/28/19(1)	1,370,000	1,350,042
Sysco Corp., 1.90%, 4/1/19	2,000,000	2,002,532
		6,560,899
Food Products — 0.8%
Kraft Heinz Foods Co., 2.00%, 7/2/18	2,000,000	2,005,370
Tyson Foods, Inc., 2.65%, 8/15/19	1,000,000	1,011,469
		3,016,839
Gas Utilities — 1.7%
Energy Transfer Equity LP, 7.50%, 10/15/20	900,000	1,008,000
Energy Transfer Partners LP, 2.50%, 6/15/18	1,050,000	1,055,436
Enterprise Products Operating LLC, 1.65%, 5/7/18	1,000,000	999,154
Kinder Morgan Energy Partners LP, 2.65%, 2/1/19	1,000,000	1,009,839
Magellan Midstream Partners LP, 6.55%, 7/15/19	800,000	876,506
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.125%, 11/15/19	750,000	765,938
Tesoro Logistics LP / Tesoro Logistics Finance Corp., 5.50%, 10/15/19	750,000	795,000
		6,509,873
Health Care Equipment and Supplies — 1.8%
Abbott Laboratories, 2.00%, 9/15/18	1,250,000	1,251,056
Abbott Laboratories, 2.00%, 3/15/20	1,000,000	993,893
Mallinckrodt International Finance SA, 3.50%, 4/15/18	840,000	843,150
Stryker Corp., 2.00%, 3/8/19	2,000,000	2,006,120
Thermo Fisher Scientific, Inc., 2.40%, 2/1/19	2,000,000	2,017,622
		7,111,841
Health Care Providers and Services — 1.3%
DaVita, Inc., 5.75%, 8/15/22	855,000	888,131
HCA, Inc., 3.75%, 3/15/19	1,500,000	1,537,500
HCA, Inc., 4.25%, 10/15/19	500,000	518,750
Tenet Healthcare Corp., 6.25%, 11/1/18	620,000	653,713
UnitedHealth Group, Inc., 1.45%, 7/17/17	1,000,000	1,000,723
Universal Health Services, Inc., 3.75%, 8/1/19(1)	500,000	508,125
		5,106,942
Hotels, Restaurants and Leisure — 0.6%
1011778 BC ULC / New Red Finance, Inc., 4.625%, 1/15/22(1)	900,000	923,625
International Game Technology, 7.50%, 6/15/19	1,000,000	1,090,000

11

	Principal Amount	Value
McDonald's Corp., MTN, 2.10%, 12/7/18	$500,000	$503,164
		2,516,789
Household Durables — 1.1%
D.R. Horton, Inc., 3.625%, 2/15/18	1,250,000	1,262,282
Lennar Corp., 4.75%, 12/15/17	1,000,000	1,016,250
Newell Brands, Inc., 2.60%, 3/29/19	188,000	190,401
Toll Brothers Finance Corp., 4.00%, 12/31/18	680,000	698,700
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 4.375%, 6/15/19	990,000	1,017,225
		4,184,858
Household Products — 0.3%
Spectrum Brands, Inc., 6.625%, 11/15/22	1,008,000	1,067,220
Insurance — 1.2%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.75%, 5/15/19	500,000	513,619
American International Group, Inc., MTN, 5.85%, 1/16/18	1,000,000	1,031,983
International Lease Finance Corp., 3.875%, 4/15/18	1,000,000	1,019,793
MetLife, Inc., 1.90%, 12/15/17	1,000,000	1,003,880
Travelers Cos., Inc. (The), 5.80%, 5/15/18	1,000,000	1,046,494
		4,615,769
Internet Software and Services — 0.2%
Symantec Corp., 4.20%, 9/15/20	800,000	825,418
IT Services — 1.7%
Everett Spinco, Inc., 2.875%, 3/27/20(1)	2,000,000	2,017,956
Fidelity National Information Services, Inc., 1.45%, 6/5/17	1,500,000	1,499,883
Fidelity National Information Services, Inc., 2.85%, 10/15/18	1,000,000	1,014,123
Hewlett Packard Enterprise Co., 2.45%, 10/5/17	2,000,000	2,006,104
		6,538,066
Machinery — 0.5%
Fortive Corp., 1.80%, 6/15/19(1)	2,000,000	1,988,234
Marine — 0.3%
DP World Sukuk Ltd., 6.25%, 7/2/17	1,080,000	1,093,361
Media — 1.5%
CCO Holdings LLC / CCO Holdings Capital Corp., 5.25%, 9/30/22	1,000,000	1,040,000
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 2/15/23	1,000,000	1,032,390
Sable International Finance Ltd., 6.875%, 8/1/22	500,000	531,250
TEGNA, Inc., 5.125%, 7/15/20	500,000	517,500
Time Warner Cable LLC, 5.85%, 5/1/17	1,250,000	1,253,863
Time Warner Cable LLC, 6.75%, 7/1/18	500,000	528,848
Walt Disney Co. (The), 1.65%, 1/8/19	1,000,000	1,002,169
		5,906,020
Metals and Mining — 0.3%
Freeport-McMoRan, Inc., 6.125%, 6/15/19(1)	650,000	662,594
Steel Dynamics, Inc., 6.375%, 8/15/22	340,000	355,725
		1,018,319
Multi-Utilities — 0.7%
Dominion Resources, Inc., 6.40%, 6/15/18	1,000,000	1,052,933
IPALCO Enterprises, Inc., 5.00%, 5/1/18	970,000	1,001,525
NextEra Energy Capital Holdings, Inc., VRN, 7.30%, 9/1/17	500,000	505,000
		2,559,458

12

	Principal Amount	Value
Oil, Gas and Consumable Fuels — 1.8%
Apache Corp., 6.90%, 9/15/18	$500,000	$534,389
BP Capital Markets plc, 2.24%, 9/26/18	1,000,000	1,007,279
CNOOC Nexen Finance 2014 ULC, 1.625%, 4/30/17	1,000,000	1,000,240
Concho Resources, Inc., 5.50%, 10/1/22	1,500,000	1,558,125
Exxon Mobil Corp., 1.44%, 3/1/18	2,000,000	2,002,126
Shell International Finance BV, 1.625%, 11/10/18	1,000,000	999,144
		7,101,303
Pharmaceuticals — 1.2%
Actavis Funding SCS, 2.35%, 3/12/18	2,200,000	2,210,017
Baxalta, Inc., 2.00%, 6/22/18	1,500,000	1,502,899
Mylan NV, 2.50%, 6/7/19	1,000,000	1,005,013
		4,717,929
Semiconductors and Semiconductor Equipment — 0.5%
NXP BV / NXP Funding LLC, 3.75%, 6/1/18(1)	1,000,000	1,022,500
NXP BV / NXP Funding LLC, 4.125%, 6/15/20(1)	750,000	780,938
		1,803,438
Software — 0.8%
Microsoft Corp., 1.85%, 2/6/20	3,000,000	3,007,572
Specialty Retail — 0.2%
Hertz Corp. (The), 4.25%, 4/1/18	390,000	390,000
Hertz Corp. (The), 6.75%, 4/15/19	418,000	419,045
		809,045
Technology Hardware, Storage and Peripherals — 1.7%
Apple, Inc., 0.90%, 5/12/17	1,000,000	999,895
Apple, Inc., 1.30%, 2/23/18	2,000,000	2,000,942
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 3.48%, 6/1/19(1)	200,000	205,139
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 5.875%, 6/15/21(1)	1,000,000	1,051,604
EMC Corp., 2.65%, 6/1/20	1,000,000	974,921
Seagate HDD Cayman, 4.25%, 3/1/22(1)	500,000	495,524
Western Digital Corp., 7.375%, 4/1/23(1)	700,000	769,125
		6,497,150
Tobacco — 0.3%
Reynolds American, Inc., 2.30%, 6/12/18	1,000,000	1,006,249
Wireless Telecommunication Services — 0.8%
Sprint Communications, Inc., 9.00%, 11/15/18(1)	1,500,000	1,636,875
T-Mobile USA, Inc., 6.46%, 4/28/19	1,500,000	1,505,625
		3,142,500
TOTAL CORPORATE BONDS (Cost $177,165,407)		177,699,906
U.S. TREASURY SECURITIES — 23.7%
U.S. Treasury Notes, 0.75%, 10/31/17(2)	600,000	599,344
U.S. Treasury Notes, 1.375%, 11/30/18	3,500,000	3,510,048
U.S. Treasury Notes, 1.25%, 12/15/18	2,000,000	2,001,210
U.S. Treasury Notes, 1.125%, 1/31/19	33,800,000	33,734,631
U.S. Treasury Notes, 1.50%, 2/28/19	27,100,000	27,229,158

13

	Principal Amount	Value
U.S. Treasury Notes, 1.625%, 7/31/19	$24,000,000	$24,152,808
TOTAL U.S. TREASURY SECURITIES (Cost $91,304,361)		91,227,199
COLLATERALIZED MORTGAGE OBLIGATIONS(3) — 12.7%
Private Sponsor Collateralized Mortgage Obligations — 9.9%
Alternative Loan Trust, Series 2003-20CB, Class 1A1 SEQ, 5.50%, 10/25/33	421,610	429,972
Banc of America Mortgage Securities, Inc., Series 2005-1, Class 1A15, 5.50%, 2/25/35	126,827	130,641
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 3.44%, 4/1/17	488,599	488,552
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 2.91%, 4/1/17	1,078,547	1,074,387
Citicorp Mortgage Securities, Inc., Series 2007-8, Class 1A3, 6.00%, 9/25/37	601,961	623,847
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 2.95%, 4/1/17	517,401	500,843
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 2.70%, 4/1/17	1,474,087	1,455,814
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 3.04%, 4/1/17	442,953	436,666
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A2, VRN, 2.76%, 4/1/17	557,385	577,865
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-4, Class A19, 5.25%, 5/25/34	196,711	200,907
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34	136,819	137,895
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	4,765	4,742
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 2.90%, 4/1/17	403,154	391,902
First Horizon Mortgage Pass-Through Trust, Series 2006-AR4, Class 1A2, VRN, 3.03%, 4/1/17	1,778,390	1,590,133
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 3.25%, 4/1/17	191,490	190,244
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 3.11%, 4/1/17	174,468	172,750
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 3.09%, 4/1/17	1,177,105	1,218,817
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 3.17%, 4/1/17	482,213	463,713
JPMorgan Mortgage Trust, Series 2014-5, Class A1, VRN, 3.00%, 4/1/17(1)	623,104	629,822
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 3.05%, 4/1/17	688,388	705,295
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 2.98%, 4/1/17	579,951	570,488
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 3.22%, 4/1/17	226,001	225,374
Thornburg Mortgage Securities Trust, Series 2006-4, Class A2B, VRN, 3.34%, 4/25/17	1,020,064	994,475
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 3.00%, 4/1/17	495,302	484,797
WaMu Mortgage Pass-Through Certificates, Series 2005-AR7, Class A3, VRN, 2.81%, 4/1/17	788,129	779,544
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-A, Class A1, VRN, 3.11%, 4/1/17	897,918	906,836

14

	Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-H, Class A1, VRN, 3.05%, 4/1/17	$500,971	$507,965
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-S, Class A1, VRN, 3.04%, 4/1/17	323,715	330,104
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 3.00%, 4/1/17	498,035	504,328
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 2A1, 5.50%, 1/25/36	776,844	767,037
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-18, Class 1A1, 5.50%, 1/25/36	1,040,154	1,028,957
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 3.07%, 4/1/17	343,958	360,031
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A15, VRN, 3.07%, 4/1/17	441,850	452,052
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A17, VRN, 3.07%, 4/1/17	505,935	516,337
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR13, Class A1, VRN, 1.28%, 4/25/17	777,023	724,046
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 3.20%, 4/1/17	475,698	478,395
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 4A8, VRN, 3.08%, 4/1/17	1,260,000	1,268,894
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 6A3, VRN, 3.08%, 4/1/17	862,868	862,639
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR4, Class 2A1, VRN, 3.30%, 4/1/17	495,743	496,692
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	148,603	148,287
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-4, Class 2A1, 6.00%, 4/25/36	1,282,808	1,257,095
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-6, Class 1A16 SEQ, 5.75%, 5/25/36	830,772	832,806
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-8, Class A10 SEQ, 6.00%, 7/25/36	362,083	365,627
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-8, Class A9 SEQ, 6.00%, 7/25/36	337,944	341,252
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR1, Class 1A1, VRN, 3.22%, 4/1/17	660,882	625,981
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR1, Class 2A5 SEQ, VRN, 3.21%, 4/1/17	1,367,685	1,250,962
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 1A1, VRN, 3.11%, 4/1/17	252,082	243,371
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 2A1, VRN, 3.10%, 4/1/17	615,900	606,331
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A6 SEQ, VRN, 3.09%, 4/1/17	716,478	707,668
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR12, Class 1A1, VRN, 3.23%, 4/1/17	223,873	212,099
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Class 2A1, VRN, 3.07%, 4/1/17	148,237	141,961
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 3.06%, 4/1/17	118,772	110,785
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR16, Class A1, VRN, 3.23%, 4/1/17	848,100	790,860
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR19, Class A1, VRN, 3.01%, 4/1/17	1,147,251	1,060,035
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Class 2A3, VRN, 3.09%, 4/1/17	449,704	442,315

15

	Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR5, Class 2A1, VRN, 3.29%, 4/1/17	$925,704	$875,312
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-11, Class A3 SEQ, 6.00%, 8/25/37	275,350	272,309
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-11, Class A36, 6.00%, 8/25/37	1,142,142	1,129,532
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-12, Class A7, 5.50%, 9/25/37	200,314	201,590
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	513,419	518,154
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	58,078	59,586
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-15, Class A1, 6.00%, 11/25/37	201,300	199,837
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	215,241	225,520
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-8, Class 1A5 SEQ, 6.00%, 7/25/37	1,044,580	1,035,020
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-8, Class 2A2, 6.00%, 7/25/37	473,046	472,635
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	82,622	86,891
		37,897,619
U.S. Government Agency Collateralized Mortgage Obligations — 2.8%
FHLMC, Series 2706, Class BL SEQ, 3.50%, 11/15/18	95,121	96,710
FHLMC, Series 3831, Class CG, 3.00%, 10/15/18	107,126	107,947
FNMA, Series 2003-123, Class AY SEQ, 4.00%, 12/25/18	58,548	59,185
FNMA, Series 2003-125, Class AY SEQ, 4.00%, 12/25/18	356,637	361,120
FNMA, Series 2003-128, Class NG, 4.00%, 1/25/19	77,800	79,206
FNMA, Series 2004-17, Class CJ SEQ, 4.00%, 4/25/19	186,227	189,590
FNMA, Series 2004-32, Class AY SEQ, 4.00%, 5/25/19	232,215	238,692
FNMA, Series 2006-60, Class KF, VRN, 1.28%, 4/25/17	978,223	974,174
FNMA, Series 2009-33, Class FB, VRN, 1.80%, 4/25/17	1,182,148	1,202,855
FNMA, Series 2009-87, Class HF, VRN, 1.83%, 4/25/17	466,982	475,936
FNMA, Series 2011-3, Class EL, 3.00%, 5/25/20	87,626	88,392
FNMA, Series 2014-C02, Class 1M2, VRN, 3.58%, 4/25/17	500,000	510,577
FNMA, Series 2014-C02, Class 2M2, VRN, 3.58%, 4/25/17	1,000,000	1,016,530
FNMA, Series 2016-C03, Class 2M2, VRN, 6.88%, 4/25/17	500,000	569,722
FNMA, Series 2016-C04, Class 1M2, VRN, 5.23%, 4/25/17	1,500,000	1,594,290
FNMA, Series 2016-C05, Class 2M2, VRN, 5.43%, 4/25/17	1,000,000	1,069,736
FNMA, Series 2017-C01, Class 1M2, VRN, 4.53%, 4/25/17	2,250,000	2,279,986
		10,914,648
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $48,361,904)		48,812,267
ASSET-BACKED SECURITIES(3) — 8.9%
American Homes 4 Rent, Series 2014-SFR1, Class A, VRN, 1.94%, 4/17/17(1)	2,033,013	2,034,719
Avis Budget Rental Car Funding AESOP LLC, Series 2012-2A, Class A SEQ, 2.80%, 5/20/18(1)	333,333	333,767
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A SEQ, 2.10%, 3/20/19(1)	1,900,000	1,905,178
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class B, 2.62%, 9/20/19(1)	750,000	752,780

16

	Principal Amount	Value
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class B, 3.42%, 12/20/21(1)	$675,000	$686,418
Chesapeake Funding LLC, Series 2014-1A, Class A, VRN, 1.25%, 4/7/17(1)	511,676	511,238
Colony American Homes, Series 2014-2A, Class A, VRN, 1.93%, 4/17/17(1)	819,877	819,214
Colony Starwood Homes, Series 2016-2A, Class A, VRN, 2.19%, 4/17/17(1)	1,680,148	1,693,461
Dell Equipment Finance Trust, Series 2015-2, Class A2B, VRN, 1.88%, 4/22/17(1)	143,681	143,804
Enterprise Fleet Financing LLC, Series 2015-2, Class A2 SEQ, 1.59%, 2/22/21(1)	619,751	619,858
Enterprise Fleet Financing LLC, Series 2016-1, Class A2 SEQ, 1.83%, 9/20/21(1)	753,369	753,239
Enterprise Fleet Financing LLC, Series 2016-2, Class A2 SEQ, 1.74%, 2/22/22(1)	1,975,000	1,971,348
Enterprise Fleet Financing LLC, Series 2017-1, Class A2 SEQ, 2.13%, 7/20/22(1)	700,000	700,987
Hertz Fleet Lease Funding LP, Series 2013-3, Class A, VRN, 1.41%, 4/10/17(1)	44,459	44,459
Hertz Fleet Lease Funding LP, Series 2014-1, Class B, VRN, 1.61%, 4/10/17(1)	1,000,000	998,917
Hertz Fleet Lease Funding LP, Series 2014-1, Class C, VRN, 2.01%, 4/10/17(1)	1,000,000	998,373
Hertz Fleet Lease Funding LP, Series 2016-1, Class A1, VRN, 1.96%, 4/10/17(1)	775,000	778,639
Hertz Vehicle Financing LLC, Series 2013-1A, Class A2 SEQ, 1.83%, 8/25/19(1)	1,100,000	1,096,798
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(1)	753,700	751,550
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(1)	540,643	534,240
Hilton Grand Vacations Trust, Series 2014-AA, Class B, 2.07%, 11/25/26(1)	381,630	377,077
Hilton Grand Vacations Trust, Series 2017-AA, Class A SEQ, 2.66%, 12/26/28(1)	650,000	649,900
Invitation Homes Trust, Series 2014-SFR1, Class A, VRN, 1.77%, 4/17/17(1)	1,817,191	1,818,527
Invitation Homes Trust, Series 2014-SFR3, Class A, VRN, 2.14%, 4/17/17(1)	1,955,085	1,957,571
Marriott Vacation Club Owner Trust, Series 2012-1A, Class A SEQ, 2.51%, 5/20/30(1)	600,324	601,390
MVW Owner Trust, Series 2013-1A, Class A SEQ, 2.15%, 4/22/30(1)	797,704	795,174
MVW Owner Trust, Series 2014-1A, Class B, 2.70%, 9/22/31(1)	1,447,653	1,434,994
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(1)	904,325	900,199
MVW Owner Trust, Series 2016-1A, Class A SEQ, 2.25%, 12/20/33(1)	673,715	664,326
Progress Residential Trust, Series 2016-SFR2, Class A, VRN, 2.34%, 4/17/17(1)	600,000	606,169
Sierra Receivables Funding Co. LLC, Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(1)	1,010,000	1,017,341
Sierra Timeshare Receivables Funding LLC, Series 2013-1A, Class A SEQ, 1.59%, 11/20/29(1)	814,171	812,147
Sierra Timeshare Receivables Funding LLC, Series 2013-2A, Class A SEQ, 2.28%, 11/20/25(1)	273,913	274,276

17

	Principal Amount	Value
Sierra Timeshare Receivables Funding LLC, Series 2014-1A, Class A SEQ, 2.07%, 3/20/30(1)	$508,753	$508,385
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A, 2.40%, 3/22/32(1)	871,637	874,132
Sierra Timeshare Receivables Funding LLC, Series 2016-1A, Class A SEQ, 3.08%, 3/21/33(1)	779,741	788,490
Sierra Timeshare Receivables Funding LLC, Series 2016-2A, Class A SEQ, 2.33%, 7/20/33(1)	744,222	744,371
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(1)	1,279,597	1,275,090
TOTAL ASSET-BACKED SECURITIES (Cost $34,149,908)		34,228,546
COMMERCIAL MORTGAGE-BACKED SECURITIES(3) — 2.6%
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2014-ICTS, Class B, VRN, 2.01%, 4/15/17(1)	1,625,000	1,597,836
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(1)	1,000,000	1,024,586
BLCP Hotel Trust, Series 2014-CLRN, Class C, VRN, 2.86%, 4/15/17(1)	2,775,000	2,783,822
Core Industrial Trust, Series 2015-CALW, Class B, 3.25%, 2/10/34(1)	925,000	939,621
Core Industrial Trust, Series 2015-TEXW, Class B, 3.33%, 2/10/34(1)	1,000,000	1,004,065
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class A, VRN, 1.81%, 4/15/17(1)	1,650,000	1,651,019
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.45%, 4/1/17(1)	1,000,000	1,010,341
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $10,044,455)		10,011,290
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(3) — 2.2%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 2.2%
FHLMC, VRN, 1.81%, 4/15/17	183,884	188,754
FHLMC, VRN, 1.84%, 4/15/17	358,782	369,493
FHLMC, VRN, 1.92%, 4/15/17	283,520	290,419
FHLMC, VRN, 1.99%, 4/15/17	229,536	238,376
FHLMC, VRN, 2.06%, 4/15/17	715,407	727,308
FHLMC, VRN, 2.31%, 4/15/17	498,073	504,473
FHLMC, VRN, 2.61%, 4/15/17	518,905	532,899
FHLMC, VRN, 2.85%, 4/15/17	153,780	163,024
FHLMC, VRN, 2.86%, 4/15/17	665,676	704,119
FHLMC, VRN, 3.01%, 4/15/17	181,885	192,944
FHLMC, VRN, 3.13%, 4/15/17	276,206	293,044
FHLMC, VRN, 3.14%, 4/15/17	69,163	73,208
FHLMC, VRN, 3.14%, 4/15/17	180,071	189,685
FHLMC, VRN, 3.74%, 4/15/17	515,403	535,828
FHLMC, VRN, 4.07%, 4/15/17	194,349	201,482
FHLMC, VRN, 4.25%, 4/15/17	320,200	332,865
FHLMC, VRN, 4.27%, 4/15/17	146,617	152,119
FHLMC, VRN, 5.12%, 4/15/17	107,222	111,217
FNMA, VRN, 2.78%, 4/25/17	334,979	350,926
FNMA, VRN, 2.82%, 4/25/17	361,705	375,938
FNMA, VRN, 2.82%, 4/25/17	443,848	462,404
FNMA, VRN, 2.94%, 4/25/17	163,168	172,265

18

	Principal Amount	Value
FNMA, VRN, 3.03%, 4/25/17	$562,899	$582,687
FNMA, VRN, 3.09%, 4/25/17	73,215	77,223
FNMA, VRN, 3.30%, 4/25/17	10,216	10,827
FNMA, VRN, 3.31%, 4/25/17	553,143	575,915
FNMA, VRN, 3.32%, 4/25/17	86,513	90,892
FNMA, VRN, 4.93%, 4/25/17	172,008	182,391
		8,682,725
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities†
FHLMC, 5.50%, 12/1/36	2,386	2,647
FNMA, 5.00%, 7/1/20	16,702	17,448
FNMA, 5.50%, 7/1/36	2,855	3,192
		23,287
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $8,672,343)		8,706,012
SOVEREIGN GOVERNMENTS AND AGENCIES — 0.3%
Argentina — 0.3%
Argentine Republic Government International Bond, 6.25%, 4/22/19(1) (Cost $1,000,000)	1,000,000	1,058,500
TEMPORARY CASH INVESTMENTS — 4.3%
Credit Agricole Corporate and Investment Bank, 0.80%, 4/3/17(4)	10,000,000	9,999,263
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.75% - 2.75%, 7/31/17 - 2/15/24, valued at $2,346,598), in a joint trading account at 0.67%, dated 3/31/17, due 4/3/17 (Delivery value $2,298,901)		2,298,773
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.50%, 2/15/46, valued at $4,255,781), at 0.22%, dated 3/31/17, due 4/3/17 (Delivery value $4,171,076)		4,171,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $16,469,334)		16,469,036
TOTAL INVESTMENT SECURITIES — 100.8% (Cost $387,167,712)		388,212,756
OTHER ASSETS AND LIABILITIES — (0.8)%		(3,099,067)
TOTAL NET ASSETS — 100.0%		$385,113,689

FUTURES CONTRACTS
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
349	U.S. Treasury 2-Year Notes	June 2017	$75,542,141	$(55,305)

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
65	U.S. Treasury 5-Year Notes	June 2017	$7,652,227	$(7,927)

19

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS

Reference Entity	Notional Amount	Buy/Sell* Protection	Interest Rate	Termination Date	Implied Credit Spread**	Unrealized Appreciation (Depreciation)	Value
Markit CDX North America Investment Grade Index Series 27	$6,000,000	Sell	1.00%	12/20/21	0.59%	$53,680	$113,094

*The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

**Implied credit spreads for centrally cleared credit default swap agreements are linked to the weighted average spread across the underlying reference entities included in a particular index. Implied credit spreads serve as an indication of the seller's performance risk related to the likelihood of a credit event occurring as defined in the agreement. Implied credit spreads are used to determine the value of swap agreements and reflect the cost of buying/selling protection, which may include upfront payments made/received upon entering the agreement. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform under the contract terms. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk.

NOTES TO SCHEDULE OF INVESTMENTS
CDX	-	Credit Derivatives Indexes
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
MTN	-	Medium Term Note
SEQ	-	Sequential Payer
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
†     Category is less than 0.05% of total net assets.

(1)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $71,300,260, which represented 18.5% of total net assets.

(2)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $417,800.

(3)	Final maturity date indicated, unless otherwise noted.

(4)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

20

Statement of Assets and Liabilities

MARCH 31, 2017
Assets
Investment securities, at value (cost of $387,167,712)	$388,212,756
Receivable for investments sold	3,655,389
Receivable for capital shares sold	4,127,431
Receivable for variation margin on futures contracts	18,786
Receivable for variation margin on swap agreements	2,001
Interest receivable	2,116,856
398,133,219

Liabilities
Disbursements in excess of demand deposit cash	4,395
Payable for investments purchased	12,189,893
Payable for capital shares redeemed	614,034
Accrued management fees	179,711
Distribution and service fees payable	24,406
Dividends payable	7,091
13,019,530

Net Assets	$385,113,689

Net Assets Consist of:
Capital paid in	$391,565,076
Undistributed net investment income	25,147
Accumulated net realized loss	(7,512,026)
Net unrealized appreciation	1,035,492
$385,113,689

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$254,539,666	24,829,546	$10.25
Institutional Class	$62,842,658	6,130,552	$10.25
A Class	$51,955,527	5,068,617	$10.25*
C Class	$15,253,809	1,487,337	$10.26
R Class	$522,029	50,882	$10.26
*Maximum offering price $10.49 (net asset value divided by 0.9775).

See Notes to Financial Statements.

21

Statement of Operations

YEAR ENDED MARCH 31, 2017
Investment Income (Loss)
Income:
Interest	$7,792,076

Expenses:
Management fees	2,022,734
Distribution and service fees:
A Class	139,802
C Class	174,028
R Class	3,631
Trustees' fees and expenses	21,746
Other expenses	14,166
2,376,107

Net investment income (loss)	5,415,969

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(458,480)
Futures contract transactions	(252,775)
Swap agreement transactions	100,735
Foreign currency transactions	(262,136)
(872,656)

Change in net unrealized appreciation (depreciation) on:
Investments	1,154,265
Futures contracts	(76,872)
Swap agreements	(28,898)
Translation of assets and liabilities in foreign currencies	152,338
1,200,833

Net realized and unrealized gain (loss)	328,177

Net Increase (Decrease) in Net Assets Resulting from Operations	$5,744,146

See Notes to Financial Statements.

22

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2017 AND MARCH 31, 2016
Increase (Decrease) in Net Assets	March 31, 2017	March 31, 2016
Operations
Net investment income (loss)	$5,415,969	$4,692,922
Net realized gain (loss)	(872,656)	(2,174,066)
Change in net unrealized appreciation (depreciation)	1,200,833	369,150
Net increase (decrease) in net assets resulting from operations	5,744,146	2,888,006

Distributions to Shareholders
From net investment income:
Investor Class	(3,780,249)	(3,630,575)
Institutional Class	(1,047,769)	(1,066,767)
A Class	(777,415)	(846,577)
C Class	(111,242)	(132,508)
R Class	(8,200)	(9,002)
Decrease in net assets from distributions	(5,724,875)	(5,685,429)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	15,265,389	23,560,367

Net increase (decrease) in net assets	15,284,660	20,762,944

Net Assets
Beginning of period	369,829,029	349,066,085
End of period	$385,113,689	$369,829,029

Undistributed net investment income	$25,147	$6,931

See Notes to Financial Statements.

23

Notes to Financial Statements

MARCH 31, 2017

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Short Duration Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek to maximize total return. As a secondary objective, the fund seeks a high level of income.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

24

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

25

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 7% of the shares of the fund.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2925% to 0.4100%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended March 31, 2017 was 0.59% for the Investor Class, A Class, C Class and R Class and 0.39% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2017 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended March 31, 2017 totaled $309,588,985, of which $197,738,789 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended March 31, 2017 totaled $297,512,751, of which $182,523,634 represented U.S. Treasury and Government Agency obligations.

26

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2017		Year ended March 31, 2016
	Shares	Amount	Shares	Amount
Investor Class
Sold	10,617,160	$108,946,903	8,350,651	$85,718,040
Issued in reinvestment of distributions	337,890	3,470,316	319,429	3,279,378
Redeemed	(8,044,054)	(82,558,964)	(7,756,339)	(79,601,277)
	2,910,996	29,858,255	913,741	9,396,141
Institutional Class
Sold	2,314,208	23,769,237	5,719,845	58,749,229
Issued in reinvestment of distributions	102,567	1,047,769	103,930	1,066,672
Redeemed	(2,556,585)	(26,264,605)	(4,461,917)	(45,829,501)
	(139,810)	(1,447,599)	1,361,858	13,986,400
A Class
Sold	2,630,311	26,989,461	2,636,406	27,098,937
Issued in reinvestment of distributions	67,545	693,886	73,821	757,878
Redeemed	(3,605,331)	(37,028,158)	(2,222,359)	(22,812,799)
	(907,475)	(9,344,811)	487,868	5,044,016
C Class
Sold	358,144	3,678,595	363,572	3,728,030
Issued in reinvestment of distributions	8,949	91,936	10,242	105,220
Redeemed	(724,355)	(7,435,579)	(794,298)	(8,164,464)
	(357,262)	(3,665,048)	(420,484)	(4,331,214)
R Class
Sold	37,342	383,821	9,816	100,748
Issued in reinvestment of distributions	791	8,130	867	8,913
Redeemed	(51,377)	(527,359)	(62,575)	(644,637)
	(13,244)	(135,408)	(51,892)	(534,976)
Net increase (decrease)	1,493,205	$15,265,389	2,291,091	$23,560,367

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

27

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$177,699,906	—
U.S. Treasury Securities	—	91,227,199	—
Collateralized Mortgage Obligations	—	48,812,267	—
Asset-Backed Securities	—	34,228,546	—
Commercial Mortgage-Backed Securities	—	10,011,290	—
U.S. Government Agency Mortgage-Backed Securities	—	8,706,012	—
Sovereign Governments and Agencies	—	1,058,500	—
Temporary Cash Investments	—	16,469,036	—
	—	$388,212,756	—
Other Financial Instruments
Swap Agreements	—	$113,094	—

Liabilities
Other Financial Instruments
Futures Contracts	$63,232	—	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $5,545,000.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $19,869,520.

28

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 362 contracts.

Value of Derivative Instruments as of March 31, 2017

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$2,001	Payable for variation margin on swap agreements*	—
Interest Rate Risk	Receivable for variation margin on futures contracts*	18,786	Payable for variation margin on futures contracts*	—
		$20,787		—

* Included in the unrealized appreciation (depreciation) on centrally cleared credit default swap agreements or futures contracts, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2017

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$100,735	Change in net unrealized appreciation (depreciation) on swap agreements	$(28,898)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	(262,136)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	152,338
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(252,775)	Change in net unrealized appreciation (depreciation) on futures contracts	(76,872)
		$(414,176)		$46,568

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

29

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2017 and March 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$5,724,875	$5,685,429
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2017, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$387,191,040
Gross tax appreciation of investments	$1,846,146
Gross tax depreciation of investments	(824,430)
Net tax appreciation (depreciation) of investments	1,021,716
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	51,680
Net tax appreciation (depreciation)	$1,073,396
Undistributed ordinary income	$27,147
Accumulated short-term capital losses	$(3,357,053)
Accumulated long-term capital losses	$(4,194,877)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on futures contracts.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

10. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

11. Corporate Event

The Institutional Class was renamed to the R5 Class effective April 10, 2017.

30

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$10.25	0.16	0.01	0.17	(0.17)	—	(0.17)	$10.25	1.65%	0.60%	1.56%	85%	$254,540
2016	$10.33	0.14	(0.05)	0.09	(0.17)	—	(0.17)	$10.25	0.87%	0.60%	1.37%	73%	$224,708
2015	$10.42	0.17	(0.06)	0.11	(0.20)	—	(0.20)	$10.33	1.02%	0.60%	1.61%	56%	$217,035
2014	$10.54	0.12	(0.09)	0.03	(0.14)	(0.01)	(0.15)	$10.42	0.28%	0.60%	1.11%	94%	$293,408
2013	$10.50	0.10	0.07	0.17	(0.12)	(0.01)	(0.13)	$10.54	1.61%	0.60%	0.99%	77%	$292,484
Institutional Class
2017	$10.25	0.18	0.01	0.19	(0.19)	—	(0.19)	$10.25	1.85%	0.40%	1.76%	85%	$62,843
2016	$10.33	0.16	(0.05)	0.11	(0.19)	—	(0.19)	$10.25	1.07%	0.40%	1.57%	73%	$64,283
2015	$10.42	0.19	(0.06)	0.13	(0.22)	—	(0.22)	$10.33	1.22%	0.40%	1.81%	56%	$50,715
2014	$10.54	0.14	(0.09)	0.05	(0.16)	(0.01)	(0.17)	$10.42	0.48%	0.40%	1.31%	94%	$39,239
2013	$10.50	0.12	0.07	0.19	(0.14)	(0.01)	(0.15)	$10.54	1.81%	0.40%	1.19%	77%	$39,236
A Class
2017	$10.25	0.13	0.01	0.14	(0.14)	—	(0.14)	$10.25	1.40%	0.85%	1.31%	85%	$51,956
2016	$10.33	0.11	(0.05)	0.06	(0.14)	—	(0.14)	$10.25	0.62%	0.85%	1.12%	73%	$61,261
2015	$10.42	0.14	(0.06)	0.08	(0.17)	—	(0.17)	$10.33	0.77%	0.85%	1.36%	56%	$56,703
2014	$10.54	0.09	(0.08)	0.01	(0.12)	(0.01)	(0.13)	$10.42	0.03%	0.85%	0.86%	94%	$91,390
2013	$10.50	0.08	0.06	0.14	(0.09)	(0.01)	(0.10)	$10.54	1.35%	0.85%	0.74%	77%	$114,370

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2017	$10.26	0.06	0.01	0.07	(0.07)	—	(0.07)	$10.26	0.64%	1.60%	0.56%	85%	$15,254
2016	$10.34	0.04	(0.05)	(0.01)	(0.07)	—	(0.07)	$10.26	(0.13)%	1.60%	0.37%	73%	$18,919
2015	$10.43	0.06	(0.06)	—	(0.09)	—	(0.09)	$10.34	0.02%	1.60%	0.61%	56%	$23,414
2014	$10.54	0.01	(0.08)	(0.07)	(0.03)	(0.01)	(0.04)	$10.43	(0.66)%	1.60%	0.11%	94%	$29,431
2013	$10.51	—(3)	0.05	0.05	(0.01)	(0.01)	(0.02)	$10.54	0.53%	1.60%	(0.01)%	77%	$32,682
R Class
2017	$10.26	0.11	0.01	0.12	(0.12)	—	(0.12)	$10.26	1.15%	1.10%	1.06%	85%	$522
2016	$10.34	0.09	(0.05)	0.04	(0.12)	—	(0.12)	$10.26	0.37%	1.10%	0.87%	73%	$658
2015	$10.43	0.11	(0.06)	0.05	(0.14)	—	(0.14)	$10.34	0.52%	1.10%	1.11%	56%	$1,199
2014	$10.55	0.06	(0.08)	(0.02)	(0.09)	(0.01)	(0.10)	$10.43	(0.22)%	1.10%	0.61%	94%	$1,613
2013	$10.51	0.05	0.06	0.11	(0.06)	(0.01)	(0.07)	$10.55	1.10%	1.10%	0.49%	77%	$1,843

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the American Century Investment Trust and Shareholders of the Short Duration Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Short Duration Fund (one of the ten funds constituting the American Century Investment Trust, hereafter referred to as the “Fund”) as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2017

33

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None

34

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	126	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

35

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

36

Proxy Voting Results

A special meeting of shareholders was held on June 13, 2016, to vote on the following proposal. The proposal received the required number of votes and was adopted. A summary of voting results is listed below.

To elect four trustees to the Board of Trustees of American Century Investment Trust:

	Affirmative	Withhold
Tanya S. Beder	$11,245,587,866	$88,169,279
Jeremy I. Bulow	$11,247,094,163	$86,662,982
Anne Casscells	$11,241,523,389	$92,233,756
Jonathan D. Levin	$11,242,680,933	$91,076,212
The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, Ronald J. Gilson, Frederick L. A. Grauer, Peter F. Pervere and John B. Shoven.

37

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92285 1705

Annual Report

March 31, 2017

Short Duration Inflation Protection Bond Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Risk-On Rebound From Global Economic Concerns of Early 2016

Stocks, high-yield bonds, and commodities rebounded from severe downturns in early 2016 that were triggered by China’s economic slowdown. Since then, growth conditions in China and the rest of the world have generally improved. For the reporting period, the S&P 500 Index, the Bloomberg Barclays U.S. Corporate High-Yield Bond Index, and the S&P Goldman Sachs Commodities Index returned 17.17%, 16.39%, and 8.45%, respectively. This risk-on rebound also drove government bond yields higher, resulting in declines for indices such as the Bloomberg Barclays U.S. Treasury Bond Index (-1.44%). The broader taxable investment-grade U.S. bond market performed better, but still significantly underperformed stocks; the Bloomberg Barclays U.S. Aggregate Bond Index returned 0.44%.

Investors could thank the world’s major central banks and the “Trump Trade” for the risk-on rebound, which occurred with a backdrop of landmark political events, including Brexit (the U.K. vote to leave the European Union) and Donald Trump’s U.S. presidential election victory. Central bank stimulus helped to propel the markets past China- and Brexit-related volatility, followed by Trump victory-inspired optimism about U.S. growth that further boosted higher-risk markets.

But the Trump Trade could prove to be double edged—investor optimism faded as health care reform stalled in Congress and other U.S. fiscal policy proposals looked like they’d face significant hurdles. Meanwhile, the Federal Reserve raised its interest rate target during the reporting period, and suggested that it might raise rates again and start gradually reducing its balance sheet by the end of 2017. These factors, plus rising inflation and continuing geopolitical risks, could impede further risk-on sentiment. In this unsettled environment, we believe in remaining focused on investment goals, using disciplined, actively managed, risk-aware strategies. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	APOIX	2.11%	0.20%	3.50%	—	5/31/05
Bloomberg Barclays U.S. 1-5 Year Treasury Inflation Protected Securities (TIPS) Index	—	1.75%	0.35%	2.78%	—	—
Institutional Class	APISX	2.30%	0.40%	3.74%	—	5/31/05
A Class	APOAX					5/31/05
No sales charge		1.87%	-0.06%	3.25%	—
With sales charge		-0.41%	-0.51%	3.02%	—
C Class	APOCX	1.12%	-0.80%	2.49%	—	5/31/05
R Class	APORX	1.56%	-0.29%	3.00%	—	5/31/05
R6 Class	APODX	2.35%	—	—	0.72%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Prior to August 31, 2011, the A Class had a maximum initial sales charge of 4.50%. The maximum initial sales charge is now 2.25%. Performance prior to that date has been adjusted to reflect this change in the initial sales charge. Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2017
Investor Class — $14,106

Bloomberg Barclays U.S. 1-5 Year Treasury Inflation Protected Securities (TIPS) Index — $13,163

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
0.57%	0.37%	0.82%	1.57%	1.07%	0.32%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Brian Howell, Jim Platz, and Miguel Castillo

Performance Summary

Short Duration Inflation Protection Bond advanced 2.11%* for the 12 months ended March 31, 2017. By comparison, the Bloomberg Barclays U.S. 1-5 Year Treasury Inflation Protected Securities (TIPS) Index gained 1.75%. Fund returns reflect operating expenses, while index returns do not.

Short Duration Inflation Protection Bond's absolute return reflected the generally favorable backdrop for short-duration (less price sensitivity to interest rate changes) TIPS as inflation increased. The trailing 12-month headline inflation rate (as measured by the Consumer Price Index, or CPI) started the period at 0.9% and climbed to 2.4% by March 2017. Much of the gain was due to a sharp rebound in oil prices, a key contributor to headline CPI. For the 12-month period, West Texas Intermediate Crude increased 36.87%, while Brent crude gained 45.50%. Long-term inflation expectations also moved higher, as measured by the 10-year breakeven rate (the yield difference between 10-year TIPS and nominal 10-year Treasuries), which increased from 163 basis points (one basis point equals 0.01%) at the end of March 2016 to 198 basis points at the end of March 2017. Theoretically, this rate indicates the market’s expectations for inflation for the next 10 years and also reflects the inflation rate required for TIPS to outperform nominal Treasuries during that period (1.98% or higher). Against this backdrop of rising inflation, TIPS generally outperformed nominal Treasuries and the broad U.S. investment-grade bond market.

At the same time, improving U.S. and global economic data, optimism surrounding President Trump’s pro-growth policy agenda, and two Federal Reserve (Fed) rate hikes helped push U.S. Treasury yields higher, including TIPS yields. Against this backdrop, a “risk-on” sentiment prevailed through most of the period, favoring stocks, commodities, and higher-yielding and below-investment-grade fixed-income securities. The portfolio’s exposure to fixed-income securities not represented in the Bloomberg Barclays index primarily accounted for the fund’s relative outperformance.

Exposure to Non-Index Corporate, Securitized Bonds Aided Relative Results

Approximately 84% of the portfolio was invested in TIPS at the end of the reporting period. The remainder included out-of-index allocations to securitized bonds, investment-grade and high-yield corporate bonds, and emerging markets bonds. The portfolio’s position in high-yield corporate bonds was the main driver of outperformance relative to the index. These securities rallied on economic gains and ongoing investor demand for yield. Securitized bonds, including collateralized mortgage obligations, commercial mortgage-backed securities, and asset-backed securities, also contributed to the portfolio’s outperformance. In addition, emerging markets bonds were modest contributors.

To diversify inflation protection, we used inflation “swaps” to create an inflation “overlay” for the non-inflation-linked corporate and securitized securities. Inflation swaps are fixed-maturity instruments, negotiated through a counterparty (investment bank), that return the rate of inflation (CPI). All swaps bear counterparty credit risk, but American Century Investments applies stringent controls and oversight with regard to this risk. Overall, this strategy, combined with the position in TIPS, positioned the portfolio with greater sensitivity to inflation, which contributed to performance as longer-term inflation expectations increased.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

Portfolio Positioning

Portfolio positioning continues to reflect our observations that year-over-year headline inflation in the U.S. is gradually moving higher and recently surpassed core inflation, which was between 2.1% and 2.3% for 15 consecutive months before dipping to 2.0% in March. Against this backdrop, we believe TIPS appear attractively valued, given possibly higher inflation expectation levels. We will also continue to look for opportunities to add value from out-of-index securities, including corporate and securitized bonds, emerging markets bonds, and swaps. We continue to believe stabilization in commodities prices coupled with a shift to pro-growth policies and potential protectionist actions from President Trump’s administration eventually will create higher inflation than is currently priced into the bond market.

6

Fund Characteristics

MARCH 31, 2017
Portfolio at a Glance
Average Duration (effective)	2.3 years
Weighted Average Life	3.2 years

Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	83.8%
Collateralized Mortgage Obligations	3.9%
Corporate Bonds	3.8%
Asset-Backed Securities	3.6%
Commercial Mortgage-Backed Securities	0.6%
Sovereign Governments and Agencies	0.2%
Temporary Cash Investments	4.1%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2016 to March 31, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/16	Ending Account Value 3/31/17	Expenses Paid During Period(1) 10/1/16 - 3/31/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,007.20	$2.85	0.57%
Institutional Class	$1,000	$1,008.20	$1.85	0.37%
A Class	$1,000	$1,005.70	$4.10	0.82%
C Class	$1,000	$1,002.00	$7.84	1.57%
R Class	$1,000	$1,003.90	$5.35	1.07%
R6 Class	$1,000	$1,008.70	$1.60	0.32%
Hypothetical
Investor Class	$1,000	$1,022.09	$2.87	0.57%
Institutional Class	$1,000	$1,023.09	$1.87	0.37%
A Class	$1,000	$1,020.84	$4.13	0.82%
C Class	$1,000	$1,017.10	$7.90	1.57%
R Class	$1,000	$1,019.60	$5.39	1.07%
R6 Class	$1,000	$1,023.34	$1.61	0.32%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

MARCH 31, 2017

	Principal Amount	Value
U.S. TREASURY SECURITIES — 83.8%
U.S. Treasury Inflation Indexed Notes, 2.125%, 1/15/19	$38,085,215	$40,076,424
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/19(1)	211,462,320	214,621,356
U.S. Treasury Inflation Indexed Notes, 1.875%, 7/15/19	42,715,378	45,393,034
U.S. Treasury Inflation Indexed Notes, 1.375%, 1/15/20	84,802,355	89,359,888
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/20	197,792,133	200,805,892
U.S. Treasury Inflation Indexed Notes, 1.25%, 7/15/20	161,659,361	171,128,073
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/21	304,678,986	308,008,518
U.S. Treasury Inflation Indexed Notes, 0.625%, 7/15/21	48,495,150	50,329,430
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/22	85,475,601	86,176,330
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/23	75,238,020	75,253,970
TOTAL U.S. TREASURY SECURITIES (Cost $1,271,989,897)		1,281,152,915
COLLATERALIZED MORTGAGE OBLIGATIONS(2) — 3.9%
Private Sponsor Collateralized Mortgage Obligations — 2.9%
ABN Amro Mortgage Corp., Series 2003-6, Class 1A4, 5.50%, 5/25/33	75,746	78,051
Banc of America Mortgage Securities, Inc., Series 2005-1, Class 1A15, 5.50%, 2/25/35	475,603	489,905
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 3.44%, 4/1/17	732,899	732,828
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1, VRN, 3.29%, 4/1/17	1,300,143	1,255,654
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 2.91%, 4/1/17	1,650,164	1,643,800
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 2.95%, 4/1/17	574,890	556,493
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 3.04%, 4/1/17	601,151	592,618
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-4, Class A19, 5.25%, 5/25/34	688,488	703,173
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 2.90%, 4/1/17	671,923	653,170
First Horizon Mortgage Pass-Through Trust, Series 2006-AR4, Class 1A2, VRN, 3.03%, 4/1/17	844,735	755,313
GSR Mortgage Loan Trust, Series 2005-6F, Class 1A5 SEQ, 5.25%, 7/25/35	951,990	984,391
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 3.09%, 4/1/17	706,263	731,290
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 3.17%, 4/1/17	1,143,071	1,099,218
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 3.56%, 4/1/17	750,829	758,283
JPMorgan Mortgage Trust, Series 2006-A4, Class 3A1, VRN, 3.20%, 4/1/17	680,058	599,012
JPMorgan Mortgage Trust, Series 2006-S1, Class 1A2 SEQ, 6.50%, 4/25/36	472,602	494,814
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 2.98%, 4/1/17	231,981	228,195

10

	Principal Amount	Value
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.83%, 4/1/17	$70,082	$72,228
Residential Accredit Loans, Inc., Series 2006-QS17, Class A5, 6.00%, 12/25/36	1,195,109	1,014,761
Sequoia Mortgage Trust, Series 2013-12, Class A1 SEQ, 4.00%, 12/25/43(3)	619,520	638,224
Sequoia Mortgage Trust, Series 2014-3, Class A14, VRN, 3.00%, 4/1/17(3)	1,570,596	1,587,763
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 3.22%, 4/1/17	1,864,505	1,859,337
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 1.72%, 4/25/17	708,768	654,986
Thornburg Mortgage Securities Trust, Series 2006-4, Class A2B, VRN, 3.34%, 4/25/17	2,040,127	1,988,950
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 3.00%, 4/1/17	272,363	275,804
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	935,937	918,895
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 3.07%, 4/1/17	1,736,986	1,818,154
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A17, VRN, 3.07%, 4/1/17	1,011,870	1,032,673
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 3.20%, 4/1/17	742,449	746,659
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR4, Class 2A1, VRN, 3.30%, 4/1/17	1,032,799	1,034,775
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	825,276	823,525
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-13, Class A5, 6.00%, 10/25/36	747,269	750,170
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-7, Class 3A1 SEQ, 6.00%, 6/25/36	477,422	467,506
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-8, Class A9 SEQ, 6.00%, 7/25/36	1,206,943	1,218,756
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-9, Class 1A9 SEQ, 6.00%, 8/25/36	547,923	552,594
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR1, Class 2A5 SEQ, VRN, 3.21%, 4/1/17	2,227,976	2,037,833
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Class 2A1, VRN, 3.07%, 4/1/17	1,289,020	1,234,446
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 3.06%, 4/1/17	375,717	350,451
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR16, Class A1, VRN, 3.23%, 4/1/17	605,786	564,900
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Class 2A3, VRN, 3.09%, 4/1/17	1,199,211	1,179,508
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR7, Class 2A1, VRN, 3.10%, 4/1/17	650,404	621,854
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-11, Class A3 SEQ, 6.00%, 8/25/37	432,692	427,915
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-11, Class A36, 6.00%, 8/25/37	1,172,330	1,159,386
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-12, Class A7, 5.50%, 9/25/37	1,347,247	1,355,827
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	308,051	310,893
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	104,540	107,255

11

	Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-15, Class A1, 6.00%, 11/25/37	$1,428,080	$1,417,698
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	344,386	360,832
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-2, Class 3A2, 5.25%, 3/25/37	751,766	769,665
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-4, Class A15, 6.00%, 4/25/37	620,500	612,521
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-8, Class 2A2, 6.00%, 7/25/37	1,525,572	1,524,248
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 6.29%, 4/1/17	297,439	288,377
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	516,389	543,068
WinWater Mortgage Loan Trust, Series 2014-1, Class A4 SEQ, VRN, 3.50%, 4/1/17(3)	778,334	784,647
		45,463,292
U.S. Government Agency Collateralized Mortgage Obligations — 1.0%
FNMA, Series 2014-C02, Class 2M2, VRN, 3.58%, 4/25/17	3,000,000	3,049,591
FNMA, Series 2016-C03, Class 2M2, VRN, 6.88%, 4/25/17	2,000,000	2,278,886
FNMA, Series 2016-C04, Class 1M2, VRN, 5.23%, 4/25/17	3,590,000	3,815,667
FNMA, Series 2016-C05, Class 2M2, VRN, 5.43%, 4/25/17	2,640,000	2,824,103
FNMA, Series 2017-C01, Class 1M2, VRN, 4.53%, 4/25/17	2,900,000	2,938,649
		14,906,896
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $59,563,970)		60,370,188
CORPORATE BONDS — 3.8%
Automobiles — 0.2%
Ford Motor Credit Co. LLC, 5.00%, 5/15/18	300,000	310,022
Ford Motor Credit Co. LLC, 2.24%, 6/15/18	1,000,000	1,003,661
General Motors Financial Co., Inc., 3.25%, 5/15/18	1,000,000	1,013,967
		2,327,650
Banks — 0.5%
Banco de Credito del Peru, 2.25%, 10/25/19(3)	1,400,000	1,391,250
Finansbank AS, 6.25%, 4/30/19	2,200,000	2,312,200
Turkiye Garanti Bankasi AS, 4.00%, 9/13/17	4,400,000	4,425,986
		8,129,436
Chemicals†
LyondellBasell Industries NV, 5.00%, 4/15/19	200,000	210,718
Consumer Finance — 0.1%
CIT Group, Inc., 5.00%, 5/15/17	1,500,000	1,504,950
Containers and Packaging — 0.1%
Ball Corp., 4.375%, 12/15/20	950,000	998,688
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.75%, 10/15/20	1,030,000	1,060,910
		2,059,598
Diversified Financial Services — 0.1%
Ally Financial, Inc., 3.60%, 5/21/18	1,500,000	1,522,500
MUFG Union Bank N.A., 2.625%, 9/26/18	390,000	394,123
		1,916,623
Diversified Telecommunication Services — 0.1%
Frontier Communications Corp., 8.50%, 4/15/20	1,000,000	1,058,750
12

	Principal Amount	Value
Verizon Communications, Inc., 3.65%, 9/14/18	$500,000	$513,295
		1,572,045
Energy Equipment and Services — 0.1%
Pride International LLC, 6.875%, 8/15/20	950,000	992,750
Food and Staples Retailing — 0.1%
Dollar General Corp., 4.125%, 7/15/17	1,160,000	1,169,457
Gas Utilities — 0.2%
Energy Transfer Equity LP, 7.50%, 10/15/20	727,000	814,240
Kinder Morgan Finance Co. LLC, 6.00%, 1/15/18(3)	400,000	412,578
Magellan Midstream Partners LP, 6.55%, 7/15/19	270,000	295,821
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.125%, 11/15/19	1,250,000	1,276,563
		2,799,202
Health Care Equipment and Supplies†
Mallinckrodt International Finance SA, 3.50%, 4/15/18	500,000	501,875
Health Care Providers and Services — 0.4%
DaVita, Inc., 5.75%, 8/15/22	1,515,000	1,573,706
DaVita, Inc., 5.125%, 7/15/24	666,000	673,909
HCA, Inc., 4.25%, 10/15/19	1,430,000	1,483,625
HCA, Inc., 7.69%, 6/15/25	100,000	114,375
Tenet Healthcare Corp., 6.25%, 11/1/18	1,370,000	1,444,494
		5,290,109
Hotels, Restaurants and Leisure — 0.1%
1011778 BC ULC / New Red Finance, Inc., 4.625%, 1/15/22(3)	1,030,000	1,057,037
International Game Technology, 7.50%, 6/15/19	1,000,000	1,090,000
		2,147,037
Household Durables — 0.2%
Lennar Corp., 4.75%, 12/15/17	1,435,000	1,458,319
Toll Brothers Finance Corp., 4.00%, 12/31/18	1,480,000	1,520,700
		2,979,019
Household Products — 0.1%
Spectrum Brands, Inc., 6.625%, 11/15/22	1,200,000	1,270,500
Internet Software and Services — 0.1%
Symantec Corp., 4.20%, 9/15/20	1,200,000	1,238,128
Media — 0.2%
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 2/15/23	1,430,000	1,476,318
Sable International Finance Ltd., 6.875%, 8/1/22	1,500,000	1,593,750
		3,070,068
Multi-Utilities — 0.1%
CMS Energy Corp., 8.75%, 6/15/19	615,000	702,534
IPALCO Enterprises, Inc., 3.45%, 7/15/20	700,000	711,375
		1,413,909
Oil, Gas and Consumable Fuels — 0.3%
Concho Resources, Inc., 5.50%, 10/1/22	1,400,000	1,454,250
Petroleos Mexicanos, 6.00%, 3/5/20	250,000	270,000
Petroleos Mexicanos, 6.375%, 2/4/21	2,700,000	2,935,521
		4,659,771

13

	Principal Amount	Value
Pharmaceuticals — 0.1%
Actavis Funding SCS, 2.35%, 3/12/18	$1,620,000	$1,627,376
Semiconductors and Semiconductor Equipment — 0.1%
NXP BV / NXP Funding LLC, 4.125%, 6/15/20(3)	1,050,000	1,093,313
Specialty Retail — 0.1%
Hertz Corp. (The), 6.75%, 4/15/19	549,000	550,372
Rent-A-Center, Inc., 6.625%, 11/15/20	1,620,000	1,441,800
		1,992,172
Technology Hardware, Storage and Peripherals — 0.3%
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 3.48%, 6/1/19(3)	800,000	820,554
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 5.875%, 6/15/21(3)	900,000	946,444
EMC Corp., 2.65%, 6/1/20	1,000,000	974,921
Seagate HDD Cayman, 4.25%, 3/1/22(3)	667,000	661,030
Western Digital Corp., 7.375%, 4/1/23(3)	1,000,000	1,098,750
		4,501,699
Wireless Telecommunication Services — 0.2%
Sprint Communications, Inc., 9.00%, 11/15/18(3)	1,000,000	1,091,250
T-Mobile USA, Inc., 6.46%, 4/28/19	2,630,000	2,639,862
		3,731,112
TOTAL CORPORATE BONDS (Cost $58,038,890)		58,198,517
ASSET-BACKED SECURITIES(2) — 3.6%
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A SEQ, 2.10%, 3/20/19(3)	4,500,000	4,512,265
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class B, 3.42%, 12/20/21(3)	2,625,000	2,669,406
Colony Starwood Homes, Series 2016-2A, Class A, VRN, 2.19%, 4/17/17(3)	5,986,275	6,033,709
Enterprise Fleet Financing LLC, Series 2016-2, Class A2 SEQ, 1.74%, 2/22/22(3)	7,675,000	7,660,809
Hertz Fleet Lease Funding LP, Series 2014-1, Class C, VRN, 2.01%, 4/10/17(3)	2,390,000	2,386,113
Hertz Vehicle Financing LLC, Series 2013-1A, Class A2 SEQ, 1.83%, 8/25/19(3)	4,450,000	4,437,049
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(3)	444,683	443,414
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(3)	1,579,526	1,560,818
Hilton Grand Vacations Trust, Series 2017-AA, Class A SEQ, 2.66%, 12/26/28(3)	2,550,000	2,549,609
Invitation Homes Trust, Series 2014-SFR1, Class A, VRN, 1556.50%, 4/17/17(3)	2,354,088	2,355,812
Invitation Homes Trust, Series 2014-SFR3, Class A, VRN, 2.14%, 4/17/17(3)	1,955,085	1,957,571
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(3)	1,567,496	1,560,345
MVW Owner Trust, Series 2016-1A, Class A SEQ, 2.25%, 12/20/33(3)	2,605,033	2,568,728
Progress Residential Trust, Series 2016-SFR2, Class A, VRN, 2.34%, 4/17/17(3)	2,450,000	2,475,190
Sierra Receivables Funding Co. LLC, Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(3)	4,070,000	4,099,580

14

	Principal Amount	Value
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A, 2.40%, 3/22/32(3)	$822,760	$825,115
Sierra Timeshare Receivables Funding LLC, Series 2016-2A, Class A SEQ, 2.33%, 7/20/33(3)	2,861,121	2,861,692
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(3)	3,582,872	3,570,252
TOTAL ASSET-BACKED SECURITIES (Cost $54,459,215)		54,527,477
COMMERCIAL MORTGAGE-BACKED SECURITIES(2) — 0.6%
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2014-ICTS, Class A, VRN, 1.71%, 4/15/17(3)	2,700,000	2,701,917
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class B, VRN, 2.31%, 4/15/17(3)	3,700,000	3,711,651
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.45%, 4/1/17(3)	2,750,000	2,778,438
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $9,151,407)		9,192,006
SOVEREIGN GOVERNMENTS AND AGENCIES — 0.2%
Argentina — 0.2%
Argentine Republic Government International Bond, 6.875%, 4/22/21 (Cost $2,560,955)	2,350,000	2,526,250
TEMPORARY CASH INVESTMENTS — 4.1%
Credit Agricole Corporate and Investment Bank, 0.80%, 4/3/17(4) (Cost $63,362,219)	63,365,000	63,360,332
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $1,519,126,553)		1,529,327,685
OTHER ASSETS AND LIABILITIES†		(630,151)
TOTAL NET ASSETS — 100.0%		$1,528,697,534

FUTURES CONTRACTS
Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
80	U.S. Treasury 10-Year Ultra Notes	June 2017	$10,711,250	$19,351

SWAP AGREEMENTS

CENTRALLY CLEARED CREDIT DEFAULT
Reference Entity	Notional Amount	Buy/Sell* Protection	Interest Rate	Termination Date	Implied Credit Spread**	Unrealized Appreciation (Depreciation)	Value
Markit CDX North America High Yield Index Series 25	$13,328,000	Sell	5.00%	12/20/20	2.60%	$1,193,055	$1,110,058
Markit CDX North America High Yield Index Series 26	44,896,500	Sell	5.00%	6/20/21	2.73%	3,395,071	3,936,256
						$4,588,126	$5,046,314

15

CENTRALLY CLEARED TOTAL RETURN
Floating Rate Referenced Index	Notional Amount	Pay/Receive Total Return of Referenced Index	Fixed Rate	Termination Date	Unrealized Appreciation (Depreciation)	Value
U.S. CPI Urban Consumers NSA Index	$24,500,000	Receive	2.24%	8/19/19	$(890,682)	$(890,372)

TOTAL RETURN
Counterparty	Notional Amount	Floating Rate Referenced Index	Pay/Receive Total Return of Referenced Index	Fixed Rate	Termination Date	Value
Bank of America N.A.(5)	$12,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.24%	5/17/18	$(536,814)
Bank of America N.A.(5)	40,000,000	U.S. CPI Urban Consumers NSA Index	Receive	1.41%	8/27/20	1,110,577
Bank of America N.A.(5)	9,700,000	U.S. CPI Urban Consumers NSA Index	Receive	1.49%	9/3/20	230,508
Barclays Bank plc	1,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.74%	4/25/17	(113,037)
Barclays Bank plc	5,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.35%	9/28/17	(237,812)
Barclays Bank plc	12,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.22%	5/20/18	(516,655)
Barclays Bank plc	49,000,000	U.S. CPI Urban Consumers NSA Index	Receive	1.64%	2/3/20	417,709
						$354,476

*The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

**Implied credit spreads for centrally cleared credit default swap agreements are linked to the weighted average spread across the underlying reference entities included in a particular index. Implied credit spreads serve as an indication of the seller's performance risk related to the likelihood of a credit event occurring as defined in the agreement. Implied credit spreads are used to determine the value of swap agreements and reflect the cost of buying/selling protection, which may include upfront payments made/received upon entering the agreement. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform under the contract terms. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk.

16

NOTES TO SCHEDULE OF INVESTMENTS
CDX	-	Credit Derivatives Indexes
CPI	-	Consumer Price Index
FNMA	-	Federal National Mortgage Association
NSA	-	Not Seasonally Adjusted
SEQ	-	Sequential Payer
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

†	Category is less than 0.05% of total net assets.

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $3,986,240.

(2)	Final maturity date indicated, unless otherwise noted.

(3)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $75,302,323, which represented 4.9% of total net assets.

(4)	The rate indicated is the yield to maturity at purchase.

(5)	Collateral has been received at the custodian bank for margin requirements on swap agreements. At the period end, the aggregate value of securities received was $784,033.

See Notes to Financial Statements.

17

Statement of Assets and Liabilities

MARCH 31, 2017
Assets
Investment securities, at value (cost of $1,519,126,553)	$1,529,327,685
Receivable for capital shares sold	1,182,131
Receivable for variation margin on swap agreements	10,522
Swap agreements, at value	1,758,794
Interest receivable	2,823,318
1,535,102,450

Liabilities
Disbursements in excess of demand deposit cash	254,356
Payable for investments purchased	2,728,040
Payable for capital shares redeemed	1,376,416
Payable for variation margin on futures contracts	23,750
Swap agreements, at value	1,404,318
Payable for variation margin on swap agreements	19,532
Accrued management fees	560,075
Distribution and service fees payable	38,429
6,404,916

Net Assets	$1,528,697,534

Net Assets Consist of:
Capital paid in	$1,520,091,738
Undistributed net investment income	8,723,456
Accumulated net realized loss	(14,390,063)
Net unrealized appreciation	14,272,403
$1,528,697,534

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$578,774,644	56,150,305	$10.31
Institutional Class	$664,148,196	63,939,175	$10.39
A Class	$46,884,954	4,592,746	$10.21*
C Class	$27,510,724	2,782,438	$9.89
R Class	$12,039,132	1,156,764	$10.41
R6 Class	$199,339,884	19,195,295	$10.38
*Maximum offering price $10.45 (net asset value divided by 0.9775).

See Notes to Financial Statements.

18

Statement of Operations

YEAR ENDED MARCH 31, 2017
Investment Income (Loss)
Income:
Interest	$31,699,014

Expenses:
Management fees	6,210,976
Distribution and service fees:
A Class	120,879
C Class	284,257
R Class	64,622
Trustees' fees and expenses	84,218
Other expenses	40,037
6,804,989

Net investment income (loss)	24,894,025

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	1,920,478
Futures contract transactions	(665,358)
Swap agreement transactions	948,622
Foreign currency transactions	(979,572)
1,224,170

Change in net unrealized appreciation (depreciation) on:
Investments	(4,218,347)
Futures contracts	10,290
Swap agreements	7,950,832
Translation of assets and liabilities in foreign currencies	553,373
4,296,148

Net realized and unrealized gain (loss)	5,520,318

Net Increase (Decrease) in Net Assets Resulting from Operations	$30,414,343

See Notes to Financial Statements.

19

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2017 AND MARCH 31, 2016
Increase (Decrease) in Net Assets	March 31, 2017	March 31, 2016
Operations
Net investment income (loss)	$24,894,025	$8,767,491
Net realized gain (loss)	1,224,170	(7,127,576)
Change in net unrealized appreciation (depreciation)	4,296,148	9,635,785
Net increase (decrease) in net assets resulting from operations	30,414,343	11,275,700

Distributions to Shareholders
From net investment income:
Investor Class	(2,227,876)	—
Institutional Class	(3,916,041)	(56,645)
A Class	(82,062)	—
R6 Class	(1,282,403)	(102,907)
Decrease in net assets from distributions	(7,508,382)	(159,552)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	156,842,922	169,216,802

Net increase (decrease) in net assets	179,748,883	180,332,950

Net Assets
Beginning of period	1,348,948,651	1,168,615,701
End of period	$1,528,697,534	$1,348,948,651

Undistributed (distributions in excess of) net investment income	$8,723,456	$(11,819,446)

See Notes to Financial Statements.

20

Notes to Financial Statements

MARCH 31, 2017

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Short Duration Inflation Protection Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to pursue total return using a strategy that seeks to protect against U.S. inflation.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. On October 16, 2015, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

21

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

22

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 37% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2625% to 0.3800%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class and 0.0000% to 0.0600% for the R6 Class. The effective annual management fee for each class for the year ended March 31, 2017 was 0.56% for the Investor Class, A Class, C Class and R Class, 0.36% for the Institutional Class and 0.31% for the R6 Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2017 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended March 31, 2017 totaled $766,761,726, of which $677,023,913 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended March 31, 2017 totaled $650,157,789, of which $574,371,337 represented U.S. Treasury and Government Agency obligations.

23

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2017		Year ended March 31, 2016
	Shares	Amount	Shares	Amount
Investor Class
Sold	18,018,615	$184,350,416	22,698,201	$227,738,750
Issued in reinvestment of distributions	211,699	2,157,218	—	—
Redeemed	(12,162,857)	(124,360,101)	(15,790,773)	(158,284,115)
	6,067,457	62,147,533	6,907,428	69,454,635
Institutional Class
Sold	17,010,483	175,597,149	9,087,451	91,767,226
Issued in reinvestment of distributions	375,936	3,857,103	5,570	55,698
Redeemed	(9,771,759)	(101,001,763)	(6,526,829)	(65,761,184)
	7,614,660	78,452,489	2,566,192	26,061,740
A Class
Sold	1,154,770	11,699,424	801,861	8,001,182
Issued in reinvestment of distributions	7,449	75,234	—	—
Redeemed	(1,920,332)	(19,427,930)	(7,172,344)	(71,741,158)
	(758,113)	(7,653,272)	(6,370,483)	(63,739,976)
B Class	N/A
Redeemed			(209,395)	(2,036,727)
C Class
Sold	451,184	4,435,669	197,043	1,921,408
Redeemed	(886,189)	(8,700,968)	(1,086,698)	(10,571,709)
	(435,005)	(4,265,299)	(889,655)	(8,650,301)
R Class
Sold	340,522	3,516,706	729,468	7,400,600
Redeemed	(516,467)	(5,323,410)	(1,107,335)	(11,226,729)
	(175,945)	(1,806,704)	(377,867)	(3,826,129)
R6 Class
Sold	5,977,346	61,607,936	20,031,619	203,576,032
Issued in reinvestment of distributions	124,991	1,282,403	10,291	102,907
Redeemed	(3,199,601)	(32,922,164)	(5,127,766)	(51,725,379)
	2,902,736	29,968,175	14,914,144	151,953,560
Net increase (decrease)	15,215,790	$156,842,922	16,540,364	$169,216,802

24

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities	—	$1,281,152,915	—
Collateralized Mortgage Obligations	—	60,370,188	—
Corporate Bonds	—	58,198,517	—
Asset-Backed Securities	—	54,527,477	—
Commercial Mortgage-Backed Securities	—	9,192,006	—
Sovereign Governments and Agencies	—	2,526,250	—
Temporary Cash Investments	—	63,360,332	—
	—	$1,529,327,685	—
Other Financial Instruments
Futures Contracts	$19,351	—	—
Swap Agreements	—	$6,805,108	—
	$19,351	$6,805,108	—

Liabilities
Other Financial Instruments
Swap Agreements	—	$2,294,690	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable

25

changes in the underlying investments or instruments. The fund's average notional amount held during the period was $58,727,083.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $77,065,425.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 720 contracts.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $174,616,667.

26

Value of Derivative Instruments as of March 31, 2017

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	$19,532
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	23,750
Other Contracts	Receivable for variation margin on swap agreements*	$10,522	Payable for variation margin on swap agreements*	—
Other Contracts	Swap agreements	1,758,794	Swap agreements	1,404,318
		$1,769,316		$1,447,600

*
Included in the unrealized appreciation (depreciation) on centrally cleared credit default swap agreements, futures contracts or centrally cleared total return swap agreements as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2017

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$2,354,428	Change in net unrealized appreciation (depreciation) on swap agreements	$3,457,573
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	(979,572)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	553,373
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(665,358)	Change in net unrealized appreciation (depreciation) on futures contracts	10,290
Other Contracts	Net realized gain (loss) on swap agreement transactions	(1,405,806)	Change in net unrealized appreciation (depreciation) on swap agreements	4,493,259
		$(696,308)		$8,514,495

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2017 and March 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$7,508,382	$159,552
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect

27

the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2017, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,519,198,900
Gross tax appreciation of investments	$11,044,580
Gross tax depreciation of investments	(915,795)
Net tax appreciation (depreciation) of investments	10,128,785
Net tax appreciation (depreciation) on derivatives	3,954,880
Net tax appreciation (depreciation)	$14,083,665
Other book-to-tax adjustments	$(509,827)
Undistributed ordinary income	$8,820,497
Accumulated short-term capital losses	$(5,326,588)
Accumulated long-term capital losses	$(8,461,951)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and unsettled interest on swap agreements. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

10. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

11. Corporate Event

The Institutional Class was renamed to the R5 Class effective April 10, 2017.

28

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$10.14	0.17	0.04	0.21	(0.04)	—	(0.04)	$10.31	2.11%	0.57%	0.57%	1.69%	1.69%	48%	$578,775
2016	$10.06	0.05	0.03	0.08	—	—	—	$10.14	0.80%	0.57%	0.57%	0.61%	0.61%	36%	$507,940
2015	$10.29	0.05	(0.17)	(0.12)	(0.11)	—	(0.11)	$10.06	(1.13)%	0.57%	0.57%	0.35%	0.35%	56%	$434,166
2014	$10.61	0.07	(0.35)	(0.28)	(0.02)	(0.02)	(0.04)	$10.29	(2.65)%	0.57%	0.57%	0.59%	0.59%	65%	$489,888
2013	$10.56	0.06	0.14	0.20	(0.13)	(0.02)	(0.15)	$10.61	1.96%	0.55%	0.57%	0.72%	0.70%	55%	$351,257
Institutional Class
2017	$10.22	0.19	0.04	0.23	(0.06)	—	(0.06)	$10.39	2.30%	0.37%	0.37%	1.89%	1.89%	48%	$664,148
2016	$10.11	0.08	0.03	0.11	—(3)	—	—	$10.22	1.10%	0.37%	0.37%	0.81%	0.81%	36%	$575,649
2015	$10.36	0.03	(0.13)	(0.10)	(0.15)	—	(0.15)	$10.11	(1.01)%	0.37%	0.37%	0.55%	0.55%	56%	$543,717
2014	$10.67	0.03	(0.29)	(0.26)	(0.03)	(0.02)	(0.05)	$10.36	(2.45)%	0.37%	0.37%	0.79%	0.79%	65%	$469,943
2013	$10.62	0.10	0.12	0.22	(0.15)	(0.02)	(0.17)	$10.67	2.15%	0.35%	0.37%	0.92%	0.90%	55%	$93,508
A Class
2017	$10.04	0.15	0.04	0.19	(0.02)	—	(0.02)	$10.21	1.87%	0.82%	0.82%	1.44%	1.44%	48%	$46,885
2016	$9.98	0.10	(0.04)	0.06	—	—	—	$10.04	0.60%	0.82%	0.82%	0.36%	0.36%	36%	$53,748
2015	$10.20	0.05	(0.20)	(0.15)	(0.07)	—	(0.07)	$9.98	(1.43)%	0.82%	0.82%	0.10%	0.10%	56%	$117,032
2014	$10.53	0.07	(0.38)	(0.31)	—(3)	(0.02)	(0.02)	$10.20	(2.87)%	0.82%	0.82%	0.34%	0.34%	65%	$175,694
2013	$10.48	0.06	0.12	0.18	(0.11)	(0.02)	(0.13)	$10.53	1.62%	0.80%	0.82%	0.47%	0.45%	55%	$240,799

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2017	$9.78	0.07	0.04	0.11	—	—	—	$9.89	1.12%	1.57%	1.57%	0.69%	0.69%	48%	$27,511
2016	$9.80	(0.02)	—	(0.02)	—	—	—	$9.78	(0.20)%	1.57%	1.57%	(0.39)%	(0.39)%	36%	$31,482
2015	$10.05	(0.03)	(0.19)	(0.22)	(0.03)	—	(0.03)	$9.80	(2.18)%	1.57%	1.57%	(0.65)%	(0.65)%	56%	$40,247
2014	$10.45	—(3)	(0.38)	(0.38)	—	(0.02)	(0.02)	$10.05	(3.61)%	1.57%	1.57%	(0.41)%	(0.41)%	65%	$61,043
2013	$10.40	—(3)	0.10	0.10	(0.03)	(0.02)	(0.05)	$10.45	0.97%	1.55%	1.57%	(0.28)%	(0.30)%	55%	$99,271
R Class
2017	$10.25	0.13	0.03	0.16	—	—	—	$10.41	1.56%	1.07%	1.07%	1.19%	1.19%	48%	$12,039
2016	$10.21	—(3)	0.04	0.04	—	—	—	$10.25	0.39%	1.07%	1.07%	0.11%	0.11%	36%	$13,658
2015	$10.44	0.01	(0.18)	(0.17)	(0.06)	—	(0.06)	$10.21	(1.63)%	1.07%	1.07%	(0.15)%	(0.15)%	56%	$17,466
2014	$10.80	0.04	(0.38)	(0.34)	—	(0.02)	(0.02)	$10.44	(3.12)%	1.07%	1.07%	0.09%	0.09%	65%	$24,206
2013	$10.75	0.05	0.10	0.15	(0.08)	(0.02)	(0.10)	$10.80	1.43%	1.05%	1.07%	0.22%	0.20%	55%	$30,191
R6 Class
2017	$10.22	0.20	0.03	0.23	(0.07)	—	(0.07)	$10.38	2.35%	0.32%	0.32%	1.94%	1.94%	48%	$199,340
2016	$10.11	0.06	0.06	0.12	(0.01)	—	(0.01)	$10.22	1.15%	0.32%	0.32%	0.86%	0.86%	36%	$166,472
2015	$10.36	(0.07)(4)	(0.03)	(0.10)	(0.15)	—	(0.15)	$10.11	(0.94)%	0.32%	0.32%	0.60%	0.60%	56%	$13,937
2014(5)	$10.37	(0.02)	0.03	0.01	—	(0.02)	(0.02)	$10.36	0.13%	0.32%(6)	0.32%(6)	(0.27)%(6)	(0.27)%(6)	65%(7)	$3,064

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	Per-share amount was affected by certain income adjustments and timing of capital share transactions.

(5)	July 26, 2013 (commencement of sale) through March 31, 2014.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the American Century Investment Trust and Shareholders of the Short Duration Inflation Protection Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Short Duration Inflation Protection Bond Fund (one of the ten funds constituting the American Century Investment Trust, hereafter referred to as the “Fund”) as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2017

32

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None

33

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	126	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

34

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

35

Proxy Voting Results

A special meeting of shareholders was held on June 13, 2016, to vote on the following proposal. The proposal received the required number of votes and was adopted. A summary of voting results is listed below.

To elect four trustees to the Board of Trustees of American Century Investment Trust:

	Affirmative	Withhold
Tanya S. Beder	$11,245,587,866	$88,169,279
Jeremy I. Bulow	$11,247,094,163	$86,662,982
Anne Casscells	$11,241,523,389	$92,233,756
Jonathan D. Levin	$11,242,680,933	$91,076,212
The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, Ronald J. Gilson, Frederick L. A. Grauer, Peter F. Pervere and John B. Shoven.

36

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92282 1705

Annual Report

March 31, 2017

Short Duration Strategic Income Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Risk-On Rebound From Global Economic Concerns of Early 2016

Stocks, high-yield bonds, and commodities rebounded from severe downturns in early 2016 that were triggered by China’s economic slowdown. Since then, growth conditions in China and the rest of the world have generally improved. For the reporting period, the S&P 500 Index, the Bloomberg Barclays U.S. Corporate High-Yield Bond Index, and the S&P Goldman Sachs Commodities Index returned 17.17%, 16.39%, and 8.45%, respectively. This risk-on rebound also drove government bond yields higher, resulting in declines for indices such as the Bloomberg Barclays U.S. Treasury Bond Index (-1.44%). The broader taxable investment-grade U.S. bond market performed better, but still significantly underperformed stocks; the Bloomberg Barclays U.S. Aggregate Bond Index returned 0.44%.

Investors could thank the world’s major central banks and the “Trump Trade” for the risk-on rebound, which occurred with a backdrop of landmark political events, including Brexit (the U.K. vote to leave the European Union) and Donald Trump’s U.S. presidential election victory. Central bank stimulus helped to propel the markets past China- and Brexit-related volatility, followed by Trump victory-inspired optimism about U.S. growth that further boosted higher-risk markets.

But the Trump Trade could prove to be double edged—investor optimism faded as health care reform stalled in Congress and other U.S. fiscal policy proposals looked like they’d face significant hurdles. Meanwhile, the Federal Reserve raised its interest rate target during the reporting period, and suggested that it might raise rates again and start gradually reducing its balance sheet by the end of 2017. These factors, plus rising inflation and continuing geopolitical risks, could impede further risk-on sentiment. In this unsettled environment, we believe in remaining focused on investment goals, using disciplined, actively managed, risk-aware strategies. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	ASDVX	5.96%	1.64%	7/28/14
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index	—	0.71%	0.98%	—
Institutional Class	ASDJX	6.17%	1.85%	7/28/14
A Class	ASADX			7/28/14
No sales charge		5.69%	1.39%
With sales charge		3.36%	0.53%
C Class	ASCDX	4.91%	0.63%	7/28/14
R Class	ASDRX	5.43%	1.14%	7/28/14
R6 Class	ASXDX	6.22%	1.90%	7/28/14
Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made July 28, 2014
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2017
Investor Class — $10,446

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index — $10,263

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
0.81%	0.61%	1.06%	1.81%	1.31%	0.56%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Kevin Akioka, Jeff Houston, Bob Gahagan, Brian Howell, and Margé Karner

Performance Summary

Short Duration Strategic Income gained 5.96%* for the 12-months ended March 31, 2017. The investment-grade Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index gained 0.71% for the same period. Fund returns reflect operating expenses, while index returns do not.

The fund’s absolute and relative performance reflected market conditions that favored higher-yielding, lower-credit-quality securities over investment-grade bonds on a total return basis. Improving U.S. and global economic data, optimism surrounding President Trump’s pro-growth policy agenda, and two Federal Reserve (Fed) rate hikes helped push U.S. Treasury yields higher and generally stifle investment-grade bond returns. Against this backdrop, a “risk-on” sentiment prevailed through most of the period, favoring stocks, commodities, and higher-yielding and below-investment-grade fixed-income securities. In addition, shorter-duration (less price sensitivity to interest rate changes) securities generally outperformed their longer-duration counterparts. These market conditions and the portfolio’s investment allocation (exposure to non-index, higher-yielding sectors, consistent with the fund’s income objective) contributed to the fund’s outperformance versus the investment-grade index.

High-Yield Corporates Were Top Contributors

The portfolio provided diversified exposure to higher-yielding segments of the fixed-income market, including the investment-grade corporate bond sector, out-of-index high-yield corporate securities, the securitized sector, and out-of-index emerging markets debt. Higher-yielding bond sectors generally outperformed higher-quality sectors that are more prevalent in the Bloomberg Barclays index.

We invested the majority of the portfolio in corporate bonds (58% of the portfolio as of March 31, 2017), including investment-grade and high-yield securities. The portfolio’s high-yield corporate bonds were top contributors to performance, generally rising as oil prices rebounded off their February 2016 lows, economic conditions improved, and risk assets regained favor with investors. Our investment-grade corporate bonds also were prominent contributors to performance, primarily due to our preference for securities with BBB credit ratings. Among investment-grade corporate bonds, those with lower credit-quality ratings experienced the greatest spread tightening (a narrowing of the yield differential between corporate bonds and Treasuries of similar maturity) during the period and generally outperformed their higher-quality peers. In addition, we held a small position in non-U.S.-dollar-denominated European financials sector bonds, which also contributed to performance as the European Central Bank maintained its aggressive stimulus program.

Emerging Markets, Securitized Sector Aided Performance

The portfolio’s position in emerging markets corporate debt also contributed to performance. Similar to high-yield corporate bonds, emerging markets bonds rallied due to stabilizing commodities prices, improving global economic data, accommodative central bank policies, and investor demand for yield. Within the allocation, our overweight position and security selection in Latin America and an underweight position in Asia aided results.

*
All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

We also maintained a large weighting in the securitized sector (29% of the portfolio as of March 31, 2017), where security selection contributed to results. In particular, selections among non-agency commercial mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities helped performance.

Our currency strategy also lifted performance. We favored long positions in higher-yielding currencies, including the Mexican peso, Turkish lira, and South African rand, and short positions in lower-yielding currencies, such as the euro and Japanese yen.

Portfolio Positioning

We believe the U.S. election results have introduced uncertainty to future U.S. fiscal and monetary policy, which may lead to higher volatility throughout the fixed-income markets. In addition, in the wake of the election, we believe the broad investment backdrop remains heavily influenced by “big picture” issues, such as potential economic, tax, and regulatory reforms from President Trump’s administration. Going forward, we expect a growing number of the portfolio’s value-added tactics and strategies will arise from macroeconomic factors.

We remain cautiously optimistic for high-yield corporate bonds. On the one hand, we believe the following three factors are providing stability to the high-yield market: 1) economic and corporate earnings backdrops are favorable; 2) defaults remain relatively low (Moody’s Investors Service expects the U.S. speculative-grade default rate to fall from its March 2017 level of 4.7% to 3.0% by the end of 2017); and 3) issuance is still healthy. On the other hand, high-yield valuations remain high, particularly in the wake of recent strong performance and significant spread tightening. Valuations remain a concern for other sectors, too, as spreads are approaching their tightest levels in several years. We will continue to tactically adjust the portfolio’s sector positions based on fundamental credit factors and technical market events in the U.S. and non-U.S. fixed-income markets.

6

Fund Characteristics

MARCH 31, 2017
Portfolio at a Glance
Average Duration (effective)	1.7 years
Weighted Average Life	3.4 years

Types of Investments in Portfolio	% of net assets
Corporate Bonds	57.6%
Collateralized Mortgage Obligations	11.8%
Asset-Backed Securities	11.6%
Mutual Funds	7.4%
Commercial Mortgage-Backed Securities	5.7%
Sovereign Governments and Agencies	0.5%
Municipal Securities	0.5%
U.S. Treasury Securities	0.3%
Common Stocks	0.2%
Temporary Cash Investments	3.8%
Other Assets and Liabilities	0.6%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2016 to March 31, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/16	Ending Account Value 3/31/17	Expenses Paid During Period(1) 10/1/16 - 3/31/17	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,020.80	$3.02	0.60%
Investor Class (before waiver)	$1,000	$1,020.80(2)	$3.78	0.75%
Institutional Class (after waiver)	$1,000	$1,021.90	$2.02	0.40%
Institutional Class (before waiver)	$1,000	$1,021.90(2)	$2.77	0.55%
A Class (after waiver)	$1,000	$1,019.60	$4.28	0.85%
A Class (before waiver)	$1,000	$1,019.60(2)	$5.04	1.00%
C Class (after waiver)	$1,000	$1,015.80	$8.04	1.60%
C Class (before waiver)	$1,000	$1,015.80(2)	$8.79	1.75%
R Class (after waiver)	$1,000	$1,018.30	$5.54	1.10%
R Class (before waiver)	$1,000	$1,018.30(2)	$6.29	1.25%
R6 Class (after waiver)	$1,000	$1,022.10	$1.76	0.35%
R6 Class (before waiver)	$1,000	$1,022.10(2)	$2.52	0.50%
Hypothetical
Investor Class (after waiver)	$1,000	$1,021.94	$3.02	0.60%
Investor Class (before waiver)	$1,000	$1,021.19	$3.78	0.75%
Institutional Class (after waiver)	$1,000	$1,022.94	$2.02	0.40%
Institutional Class (before waiver)	$1,000	$1,022.19	$2.77	0.55%
A Class (after waiver)	$1,000	$1,020.69	$4.28	0.85%
A Class (before waiver)	$1,000	$1,019.95	$5.04	1.00%
C Class (after waiver)	$1,000	$1,016.95	$8.05	1.60%
C Class (before waiver)	$1,000	$1,016.21	$8.80	1.75%
R Class (after waiver)	$1,000	$1,019.45	$5.54	1.10%
R Class (before waiver)	$1,000	$1,018.70	$6.29	1.25%
R6 Class (after waiver)	$1,000	$1,023.19	$1.77	0.35%
R6 Class (before waiver)	$1,000	$1,022.44	$2.52	0.50%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the fees had not been waived.

9

Schedule of Investments

MARCH 31, 2017

	Principal Amount/Shares	Value
CORPORATE BONDS — 57.6%
Auto Components — 0.7%
American Axle & Manufacturing, Inc., 6.625%, 10/15/22	$200,000	$207,000
Goodyear Tire & Rubber Co. (The), 7.00%, 5/15/22	25,000	26,023
		233,023

Automobiles — 3.6%
Daimler Finance North America LLC, 2.00%, 8/3/18(1)	240,000	240,601
Ford Motor Credit Co. LLC, 2.15%, 1/9/18	250,000	250,686
Ford Motor Credit Co. LLC, MTN, 2.94%, 1/8/19	250,000	253,505
General Motors Financial Co., Inc., 3.25%, 5/15/18	250,000	253,492
Jaguar Land Rover Automotive plc, 5.625%, 2/1/23(1)	125,000	130,469
		1,128,753
Banks — 6.6%
Akbank TAS, 3.875%, 10/24/17	65,000	65,553
Bank of America Corp., MTN, 5.625%, 7/1/20	150,000	164,614
Barclays Bank plc, 6.05%, 12/4/17(1)	300,000	307,941
BBVA Banco Continental SA, 3.25%, 4/8/18(1)	130,000	131,976
Capital One N.A., 2.35%, 8/17/18	250,000	251,641
Citigroup, Inc., 2.90%, 12/8/21	200,000	200,956
HBOS plc, MTN, 6.75%, 5/21/18(1)	300,000	314,237
ICICI Bank Ltd. (Dubai), 4.70%, 2/21/18	65,000	66,525
Intesa Sanpaolo SpA, 3.875%, 1/16/18	300,000	304,107
Itau CorpBanca, 3.125%, 1/15/18	65,000	65,587
Turkiye Garanti Bankasi AS, 4.00%, 9/13/17	200,000	201,181
		2,074,318
Beverages — 0.4%
Anheuser-Busch InBev Finance, Inc., 3.30%, 2/1/23	135,000	137,559
Biotechnology — 1.4%
AbbVie, Inc., 1.80%, 5/14/18	250,000	250,339
Gilead Sciences, Inc., 4.15%, 3/1/47	200,000	186,304
		436,643
Capital Markets — 1.9%
DBS Bank Ltd., VRN, 3.625%, 9/21/17	65,000	65,498
Jefferies Group LLC, 5.125%, 4/13/18	500,000	515,770
		581,268
Chemicals — 0.7%
LyondellBasell Industries NV, 5.00%, 4/15/19	200,000	210,718
Commercial Services and Supplies — 1.1%
Clean Harbors, Inc., 5.25%, 8/1/20	125,000	127,250
Waste Management, Inc., 4.75%, 6/30/20	200,000	215,823
		343,073
Consumer Finance — 3.0%
American Express Credit Corp., 2.60%, 9/14/20	250,000	252,735

10

		Principal Amount/Shares	Value
GLP Capital LP / GLP Financing II, Inc., 4.875%, 11/1/20		$200,000	$210,340
Synchrony Financial, 2.60%, 1/15/19		475,000	478,875
			941,950
Containers and Packaging — 1.1%
Ball Corp., 5.00%, 3/15/22		125,000	132,344
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 7/15/23(1)		200,000	205,750
			338,094
Diversified Financial Services — 2.2%
Ally Financial, Inc., 3.50%, 1/27/19		135,000	136,350
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 4.875%, 3/15/19		200,000	203,000
Morgan Stanley, MTN, 5.95%, 12/28/17		350,000	360,936
			700,286
Diversified Telecommunication Services — 0.3%
Telecom Italia SpA, MTN, 4.50%, 9/20/17	EUR	100,000	108,875
Energy Equipment and Services — 1.1%
Nabors Industries, Inc., 6.15%, 2/15/18		$200,000	208,070
Pacific Drilling V Ltd., 7.25%, 12/1/17(1)		125,000	68,750
Transocean, Inc., 9.00%, 7/15/23(1)		75,000	80,438
			357,258
Equity Real Estate Investment Trusts (REITs) — 3.6%
American Tower Corp., 4.50%, 1/15/18		311,000	317,687
Crown Castle International Corp., 5.25%, 1/15/23		250,000	273,117
CTR Partnership LP / CareTrust Capital Corp., 5.875%, 6/1/21		135,000	139,050
Essex Portfolio LP, 3.625%, 8/15/22		200,000	205,133
VEREIT Operating Partnership LP, 4.125%, 6/1/21		200,000	205,714
			1,140,701
Food and Staples Retailing — 1.6%
Kroger Co. (The), 2.30%, 1/15/19		250,000	251,631
Sysco Corp., 1.90%, 4/1/19		250,000	250,316
			501,947
Gas Utilities — 4.3%
Energy Transfer Partners LP, 2.50%, 6/15/18		250,000	251,294
Enterprise Products Operating LLC, VRN, 4.74%, 5/1/17		200,000	199,750
Kinder Morgan Energy Partners LP, 5.95%, 2/15/18		120,000	124,120
Rockies Express Pipeline LLC, 6.85%, 7/15/18(1)		125,000	131,250
Rockies Express Pipeline LLC, 6.00%, 1/15/19(1)		125,000	130,938
Tesoro Logistics LP / Tesoro Logistics Finance Corp., 5.50%, 10/15/19		100,000	106,000
TransCanada PipeLines Ltd., VRN, 6.35%, 5/15/17		200,000	187,250
Williams Partners LP, 4.125%, 11/15/20		200,000	209,282
			1,339,884
Health Care Equipment and Supplies — 0.4%
Mallinckrodt International Finance SA, 3.50%, 4/15/18		125,000	125,469
Health Care Providers and Services — 1.0%
HCA, Inc., 3.75%, 3/15/19		110,000	112,750
Tenet Healthcare Corp., 4.75%, 6/1/20		200,000	205,340
			318,090

11

	Principal Amount/Shares	Value
Hotels, Restaurants and Leisure — 0.4%
MGM Resorts International, 6.625%, 12/15/21	$100,000	$111,000
Household Durables — 1.2%
Toll Brothers Finance Corp., 4.00%, 12/31/18	200,000	205,500
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 4.375%, 6/15/19	160,000	164,400
		369,900
Household Products — 0.4%
Spectrum Brands, Inc., 6.625%, 11/15/22	125,000	132,344
Insurance — 1.6%
American International Group, Inc., 4.125%, 2/15/24	135,000	138,654
International Lease Finance Corp., 4.625%, 4/15/21	135,000	142,593
Prudential Financial, Inc., 5.375%, 6/21/20	200,000	219,513
		500,760
IT Services — 2.6%
Fidelity National Information Services, Inc., 1.45%, 6/5/17	320,000	319,975
Hewlett Packard Enterprise Co., 2.45%, 10/5/17	275,000	275,839
Hewlett Packard Enterprise Co., 3.60%, 10/15/20	200,000	205,706
		801,520
Media — 2.5%
CSC Holdings LLC, 6.75%, 11/15/21	135,000	146,728
Discovery Communications LLC, 5.625%, 8/15/19	92,000	99,313
Lamar Media Corp., 5.875%, 2/1/22	125,000	129,475
NBCUniversal Media LLC,, 4.375%, 4/1/21	150,000	161,173
Time Warner Cable LLC, 5.85%, 5/1/17	240,000	240,742
		777,431
Metals and Mining — 1.9%
Freeport-McMoRan, Inc., 2.30%, 11/14/17	140,000	139,650
Freeport-McMoRan, Inc., 6.75%, 2/1/22(1)	300,000	309,000
Teck Resources Ltd., 4.75%, 1/15/22	135,000	140,231
		588,881
Mortgage Real Estate Investment Trusts (REITs) — 0.4%
Starwood Property Trust, Inc., 5.00%, 12/15/21(1)	135,000	140,400
Multi-Utilities — 1.7%
NextEra Energy Capital Holdings, Inc., VRN, 7.30%, 9/1/17	320,000	323,200
Progress Energy, Inc., 3.15%, 4/1/22	200,000	202,331
		525,531
Oil, Gas and Consumable Fuels — 2.5%
BP Capital Markets plc, 4.50%, 10/1/20	150,000	161,045
EP Energy LLC / Everest Acquisition Finance, Inc., 9.375%, 5/1/20	50,000	47,375
PBF Holding Co. LLC / PBF Finance Corp., 8.25%, 2/15/20	125,000	127,812
Sanchez Energy Corp., 7.75%, 6/15/21	75,000	74,438
Shell International Finance BV, 1.625%, 11/10/18	240,000	239,795
Sunoco LP / Sunoco Finance Corp., 5.50%, 8/1/20	135,000	136,519
		786,984
Paper and Forest Products — 1.1%
Georgia-Pacific LLC, 5.40%, 11/1/20(1)	200,000	219,908

12

	Principal Amount/Shares	Value
Sappi Papier Holding GmbH, 7.75%, 7/15/17(1)	$125,000	$125,275
		345,183
Pharmaceuticals — 1.9%
Actavis Funding SCS, 2.35%, 3/12/18	180,000	180,820
Actavis, Inc., 1.875%, 10/1/17	320,000	320,341
Valeant Pharmaceuticals International, Inc., 6.75%, 8/15/21(1)	125,000	108,437
		609,598
Specialty Retail — 1.5%
Hertz Corp. (The), 6.75%, 4/15/19	45,000	45,112
Sally Holdings LLC / Sally Capital, Inc., 5.75%, 6/1/22	125,000	129,219
Staples, Inc., 2.75%, 1/12/18	300,000	301,602
		475,933
Technology Hardware, Storage and Peripherals — 2.2%
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 3.48%, 6/1/19(1)	275,000	282,066
Seagate HDD Cayman, 3.75%, 11/15/18	250,000	256,406
Seagate HDD Cayman, 4.25%, 3/1/22(1)	167,000	165,505
		703,977
Wireless Telecommunication Services — 0.7%
T-Mobile USA, Inc., 6.625%, 4/1/23	200,000	213,936
TOTAL CORPORATE BONDS (Cost $18,281,654)		18,101,287
COLLATERALIZED MORTGAGE OBLIGATIONS(2) — 11.8%
Private Sponsor Collateralized Mortgage Obligations — 9.8%
Alternative Loan Trust, Series 2003-20CB, Class 1A1 SEQ, 5.50%, 10/25/33	140,537	143,324
Banc of America Mortgage Securities, Inc., Series 2004-E, Class 2A6 SEQ, VRN, 3.35%, 4/1/17	54,522	54,055
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 3.44%, 4/1/17	97,720	97,710
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1, VRN, 3.29%, 4/1/17	151,683	146,493
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 2.91%, 4/1/17	41,254	41,095
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 2.70%, 4/1/17	110,557	109,186
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 3.04%, 4/1/17	118,648	116,964
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A2, VRN, 2.76%, 4/1/17	149,034	154,509
First Horizon Mortgage Pass-Through Trust, Series 2006-AR4, Class 1A2, VRN, 3.03%, 4/1/17	75,582	67,581
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 3.09%, 4/1/17	88,283	91,411
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, VRN, 3.08%, 4/1/17	297,854	298,536
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A2, VRN, 2.98%, 4/1/17	46,396	47,177
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 3A2, VRN, 3.16%, 4/1/17	131,033	136,239
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 1.72%, 4/25/17	139,222	128,658

13

	Principal Amount/Shares	Value
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 3.00%, 4/1/17	$29,011	$28,395
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-A, Class A1, VRN, 3.11%, 4/1/17	11,454	11,567
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-S, Class A1, VRN, 3.04%, 4/1/17	48,557	49,516
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 3.20%, 4/1/17	74,245	74,666
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 4A8, VRN, 3.08%, 4/1/17	100,000	100,706
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 2A1, VRN, 3.10%, 4/1/17	85,278	83,954
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 4A1, VRN, 3.17%, 4/1/17	188,209	178,672
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A6 SEQ, VRN, 3.09%, 4/1/17	73,391	72,488
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 3.06%, 4/1/17	46,189	43,083
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR16, Class A1, VRN, 3.23%, 4/1/17	195,669	182,463
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR19, Class A1, VRN, 3.01%, 4/1/17	258,867	239,188
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR5, Class 2A1, VRN, 3.29%, 4/1/17	123,427	116,708
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-11, Class A36, 6.00%, 8/25/37	73,271	72,462
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	40,654	41,710
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-7, Class A1, 6.00%, 6/25/37	158,820	156,042
		3,084,558
U.S. Government Agency Collateralized Mortgage Obligations — 2.0%
FNMA, Series 2016-C03, Class 2M2, VRN, 6.88%, 4/25/17	50,000	56,972
FNMA, Series 2016-C04, Class 1M2, VRN, 5.23%, 4/25/17	150,000	159,429
FNMA, Series 2016-C05, Class 2M2, VRN, 5.43%, 4/25/17	40,000	42,789
FNMA, Series 2017-C01, Class 1M2, VRN, 4.53%, 4/25/17	350,000	354,665
		613,855
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $3,677,098)		3,698,413
ASSET-BACKED SECURITIES(2) — 11.6%
American Homes 4 Rent, Series 2014-SFR1, Class A, VRN, 1.94%, 4/17/17(1)	181,519	181,671
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A SEQ, 2.10%, 3/20/19(1)	150,000	150,409
Avis Budget Rental Car Funding AESOP LLC, Series 2013-2A, Class B, 3.66%, 2/20/20(1)	200,000	204,137
Colony American Homes, Series 2014-2A, Class A, VRN, 1.93%, 4/17/17(1)	48,228	48,189
Colony Starwood Homes, Series 2016-2A, Class A, VRN, 2.19%, 4/17/17(1)	199,543	201,124
Enterprise Fleet Financing LLC, Series 2017-1, Class A2 SEQ, 2.13%, 7/20/22(1)	200,000	200,282
Hertz Fleet Lease Funding LP, Series 2014-1, Class D, VRN, 2.36%, 4/10/17(1)	200,000	199,754

14

	Principal Amount/Shares	Value
Hertz Vehicle Financing LLC, Series 2013-1A, Class A2 SEQ, 1.83%, 8/25/19(1)	$200,000	$199,418
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(1)	52,759	52,608
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(1)	212,017	209,506
Hilton Grand Vacations Trust, Series 2014-AA, Class B, 2.07%, 11/25/26(1)	84,807	83,795
Hilton Grand Vacations Trust, Series 2017-AA, Class A SEQ, 2.66%, 12/26/28(1)	50,000	49,992
Invitation Homes Trust, Series 2014-SFR1, Class A, VRN, 1.77%, 4/17/17(1)	123,899	123,990
Invitation Homes Trust, Series 2014-SFR3, Class A, VRN, 2.14%, 4/17/17(1)	146,631	146,818
Marriott Vacation Club Owner Trust, Series 2012-1A, Class A SEQ, 2.51%, 5/20/30(1)	158,327	158,608
MVW Owner Trust, Series 2013-1A, Class A SEQ, 2.15%, 4/22/30(1)	128,145	127,739
MVW Owner Trust, Series 2013-1A, Class B, 2.74%, 4/22/30(1)	46,453	46,374
MVW Owner Trust, Series 2014-1A, Class B, 2.70%, 9/22/31(1)	101,590	100,701
MVW Owner Trust, Series 2016-1A, Class A SEQ, 2.25%, 12/20/33(1)	44,914	44,288
Progress Residential Trust, Series 2016-SFR2, Class A, VRN, 2.34%, 4/17/17(1)	50,000	50,514
Sierra Receivables Funding Co. LLC, Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(1)	80,000	80,581
Sierra Timeshare Receivables Funding LLC, Series 2013-1A, Class A SEQ, 1.59%, 11/20/29(1)	69,957	69,784
Sierra Timeshare Receivables Funding LLC, Series 2013-2A, Class A SEQ, 2.28%, 11/20/25(1)	23,671	23,703
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A, 2.40%, 3/22/32(1)	81,461	81,695
Sierra Timeshare Receivables Funding LLC, Series 2015-2A, Class A, 2.43%, 6/20/32(1)	93,296	93,256
Sierra Timeshare Receivables Funding LLC, Series 2015-3A, Class A SEQ, 2.58%, 9/20/32(1)	223,929	224,939
Sierra Timeshare Receivables Funding LLC, Series 2016-2A, Class A SEQ, 2.33%, 7/20/33(1)	49,615	49,625
TAL Advantage V LLC, Series 2014-2A, Class B, 3.97%, 5/20/39(1)	236,500	214,822
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(1)	213,266	212,515
TOTAL ASSET-BACKED SECURITIES (Cost $3,645,718)		3,630,837
MUTUAL FUNDS(3) — 7.4%
Emerging Markets Debt Fund R6 Class (Cost $2,256,212)	225,843	2,321,665
COMMERCIAL MORTGAGE-BACKED SECURITIES(2) — 5.7%
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2014-ICTS, Class D, VRN, 2.81%, 4/15/17(1)	$250,000	241,865
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(1)	150,000	153,688
BLCP Hotel Trust, Series 2014-CLRN, Class C, VRN, 2.86%, 4/15/17(1)	175,000	175,556

15

	Principal Amount/Shares	Value
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class B, VRN, 4.71%, 4/1/17	$260,000	$281,020
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class B, VRN, 4.49%, 4/1/17	75,000	78,259
Commercial Mortgage Trust, Series 2014-UBS5, Class B, VRN, 4.51%, 4/1/17	125,000	129,570
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, VRN, 4.34%, 4/1/17	250,000	258,940
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class C, VRN, 4.98%, 4/1/17	190,000	197,461
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class B, VRN, 2.31%, 4/15/17(1)	75,000	75,236
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.45%, 4/1/17(1)	200,000	202,068
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $1,800,048)		1,793,663
SOVEREIGN GOVERNMENTS AND AGENCIES — 0.5%
Argentina — 0.5%
Argentine Republic Government International Bond, 6.875%, 4/22/21 (Cost $163,465)	150,000	161,250
MUNICIPAL SECURITIES — 0.5%
State of Illinois GO, 4.35%, 6/1/18 (Cost $149,248)	146,667	148,413
U.S. TREASURY SECURITIES — 0.3%
U.S. Treasury Bills, 0.80%, 8/10/17(5) (Cost $99,715)	100,000	99,718
COMMON STOCKS — 0.2%
Energy Equipment and Services — 0.2%
Basic Energy Services, Inc.(4) (Cost $134,410)	2,388	79,664
TEMPORARY CASH INVESTMENTS — 3.8%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.75% - 2.75%, 7/31/17 - 2/15/24, valued at $427,982), in a joint trading account at 0.67%, dated 3/31/17, due 4/3/17 (Delivery value $419,282)		419,259
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.50%, 5/15/46, valued at $777,146), at 0.22%, dated 3/31/17, due 4/3/17 (Delivery value $760,014)		760,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,179,259)		1,179,259
TOTAL INVESTMENT SECURITIES — 99.4% (Cost $31,386,827)		31,214,169
OTHER ASSETS AND LIABILITIES — 0.6%		195,568
TOTAL NET ASSETS — 100.0%		$31,409,737
16

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	62,146	USD	47,491	JPMorgan Chase Bank N.A.	6/21/17	$(79)
AUD	52,822	USD	39,771	JPMorgan Chase Bank N.A.	6/21/17	528
BRL	119,435	USD	37,523	Goldman Sachs & Co.	6/21/17	(42)
BRL	340,240	USD	106,826	Goldman Sachs & Co.	6/21/17	(52)
USD	30,439	BRL	97,708	Goldman Sachs & Co.	6/21/17	(224)
USD	35,998	BRL	116,635	Goldman Sachs & Co.	6/21/17	(604)
USD	21,232	BRL	68,127	Goldman Sachs & Co.	6/21/17	(148)
USD	40,844	CAD	54,309	Morgan Stanley	6/21/17	(38)
USD	37,722	CAD	50,408	Morgan Stanley	6/21/17	(223)
USD	46,862	CAD	62,273	Morgan Stanley	6/21/17	(15)
USD	40,269	CHF	40,615	Credit Suisse AG	6/21/17	(467)
USD	84,415	CHF	83,692	Credit Suisse AG	6/21/17	473
CLP	41,515,044	USD	62,241	Goldman Sachs & Co.	6/21/17	444
USD	141,734	CLP	92,289,811	Goldman Sachs & Co.	6/21/17	2,380
USD	42,151	CLP	27,997,008	Goldman Sachs & Co.	6/21/17	(123)
COP	228,390,109	USD	77,851	Goldman Sachs & Co.	6/21/17	763
COP	207,799,000	USD	70,639	Goldman Sachs & Co.	6/21/17	887
USD	29,390	COP	89,256,646	Goldman Sachs & Co.	6/21/17	(1,333)
EUR	37,943	USD	40,574	JPMorgan Chase Bank N.A.	4/19/17	(70)
USD	150,669	EUR	142,449	JPMorgan Chase Bank N.A.	4/19/17	(1,397)
GBP	62,817	USD	78,543	Credit Suisse AG	6/21/17	307
GBP	50,339	USD	62,883	Credit Suisse AG	6/21/17	304
GBP	37,591	USD	47,206	Credit Suisse AG	6/21/17	(21)
USD	40,050	GBP	32,844	Credit Suisse AG	6/21/17	(1,177)
USD	36,540	GBP	29,973	Credit Suisse AG	6/21/17	(1,083)
HUF	10,963,706	USD	38,313	Goldman Sachs & Co.	6/21/17	(312)
USD	77,053	HUF	22,623,046	Goldman Sachs & Co.	6/21/17	(1,360)
USD	21,894	HUF	6,285,789	Goldman Sachs & Co.	6/21/17	107
IDR	497,392,927	USD	36,926	Goldman Sachs & Co.	6/21/17	198
USD	77,220	IDR	1,036,295,681	Goldman Sachs & Co.	6/21/17	(126)
ILS	136,032	USD	37,168	Goldman Sachs & Co.	6/21/17	477
ILS	147,248	USD	40,043	Goldman Sachs & Co.	6/21/17	707
USD	77,700	ILS	283,280	Goldman Sachs & Co.	6/21/17	(694)
USD	62,700	ILS	226,603	Goldman Sachs & Co.	6/21/17	(10)
INR	1,454,393	USD	22,081	Morgan Stanley	6/21/17	203
INR	2,919,619	USD	43,944	Morgan Stanley	6/21/17	790
INR	4,852,939	USD	71,906	Morgan Stanley	6/21/17	2,449
JPY	7,010,174	USD	63,030	Credit Suisse AG	4/19/17	(30)
JPY	4,557,616	USD	39,783	Credit Suisse AG	4/19/17	1,176
USD	116,803	JPY	13,358,436	Credit Suisse AG	4/19/17	(3,249)
USD	40,319	JPY	4,513,236	Credit Suisse AG	4/19/17	(241)
MXN	780,783	USD	39,272	JPMorgan Chase Bank N.A.	6/21/17	1,939
USD	39,228	MXN	780,783	JPMorgan Chase Bank N.A.	6/21/17	(1,983)
USD	70,855	MYR	316,827	Goldman Sachs & Co.	6/21/17	(242)
USD	45,011	MYR	202,326	Goldman Sachs & Co.	6/21/17	(391)

17

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	23,385	MYR	104,330	Goldman Sachs & Co.	6/21/17	$(27)
USD	39,836	NOK	338,675	JPMorgan Chase Bank N.A.	6/21/17	360
USD	37,083	NOK	318,639	JPMorgan Chase Bank N.A.	6/21/17	(57)
USD	40,925	NOK	345,068	JPMorgan Chase Bank N.A.	6/21/17	704
USD	70,605	NOK	599,602	JPMorgan Chase Bank N.A.	6/21/17	716
USD	40,468	NZD	57,841	JPMorgan Chase Bank N.A.	6/21/17	2
USD	84,143	NZD	119,821	JPMorgan Chase Bank N.A.	6/21/17	314
USD	71,264	PHP	3,616,651	Morgan Stanley	6/21/17	(426)
USD	44,454	PHP	2,259,127	Morgan Stanley	6/21/17	(327)
USD	38,077	PHP	1,926,053	Morgan Stanley	6/21/17	(101)
USD	32,343	PHP	1,629,384	Morgan Stanley	6/21/17	45
PLN	81,587	USD	20,788	Goldman Sachs & Co.	6/21/17	(228)
PLN	164,005	USD	40,758	Goldman Sachs & Co.	6/21/17	571
RUB	2,141,881	USD	36,810	Morgan Stanley	6/21/17	527
RUB	6,210,548	USD	107,152	Morgan Stanley	6/21/17	1,108
RUB	3,486,163	USD	60,968	Morgan Stanley	6/21/17	(198)
RUB	4,298,390	USD	71,759	Morgan Stanley	6/21/17	3,169
USD	32,157	RUB	1,950,011	Morgan Stanley	6/21/17	(1,835)
USD	56,492	SEK	503,927	JPMorgan Chase Bank N.A.	6/21/17	43
SGD	78,260	USD	56,097	JPMorgan Chase Bank N.A.	6/21/17	(117)
USD	56,186	SGD	78,260	JPMorgan Chase Bank N.A.	6/21/17	207
THB	2,701,180	USD	77,997	Goldman Sachs & Co.	6/21/17	633
TRY	118,179	USD	30,671	Goldman Sachs & Co.	6/21/17	1,123
TRY	283,760	USD	73,803	Goldman Sachs & Co.	6/21/17	2,538
TWD	1,145,228	USD	37,916	Morgan Stanley	6/21/17	(64)
TWD	1,238,680	USD	40,102	Morgan Stanley	6/21/17	840
USD	16,192	TWD	489,337	Morgan Stanley	6/21/17	19
USD	62,582	TWD	1,894,571	Morgan Stanley	6/21/17	(38)
ZAR	895,395	USD	67,409	Goldman Sachs & Co.	6/21/17	(1,559)
ZAR	574,735	USD	43,911	Goldman Sachs & Co.	6/21/17	(1,643)
USD	53,937	ZAR	726,399	Goldman Sachs & Co.	6/21/17	515
						$5,212

FUTURES CONTRACTS

Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
9	U.S. Treasury 5-Year Notes	June 2017	$1,059,539	$542

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
7	Euro-Bobl 5-Year Bonds	June 2017	$984,229	$(2,998)
17	U.S. Treasury 10-Year Notes	June 2017	2,117,563	4,212
			$3,101,792	$1,214

18

CREDIT DEFAULT SWAP AGREEMENTS

Counterparty/ Reference Entity	Notional Amount	Buy/Sell* Protection	Interest Rate	Termination Date	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value**
Bank of America N.A./ Camden Property Trust	$125,000	Buy	1.00%	12/20/19	$(482)	$(757)	$(1,239)
Barclays Bank plc/ AES Corp. (The)	125,000	Sell	5.00%	9/20/17	2,205	847	3,052
Barclays Bank plc/ Calpine Corp.	125,000	Sell	5.00%	9/20/17	1,802	1,245	3,047
Barclays Bank plc/ Dominion Resources, Inc.	125,000	Buy	1.00%	6/20/20	(2,458)	(821)	(3,279)
Barclays Bank plc/ NRG Energy, Inc.	125,000	Sell	5.00%	9/20/17	2,048	973	3,021
Barclays Bank plc/ Parker Drilling Co.	125,000	Sell	5.00%	9/20/17	1,924	480	2,404
Barclays Bank plc/ Procter & Gamble Co. (The)	125,000	Buy	1.00%	6/20/20	(3,265)	(255)	(3,520)
Deutsche Bank AG/ Host Hotels & Resorts, Inc.	125,000	Buy	1.00%	9/20/19	(792)	(1,380)	(2,172)
Deutsche Bank AG/ International Business Machines Corp.	125,000	Buy	1.00%	9/20/19	(1,664)	(1,067)	(2,731)
Goldman Sachs & Co./ Kellogg Co.	125,000	Buy	1.00%	12/20/19	(1,232)	(973)	(2,205)
Goldman Sachs & Co./ M.D.C. Holdings, Inc.	125,000	Buy	1.00%	6/20/20	2,510	(3,631)	(1,121)
Goldman Sachs & Co./ Starwood Hotels & Resorts	125,000	Buy	1.00%	6/20/20	(805)	(2,330)	(3,135)
Morgan Stanley & Co./ D.R. Horton, Inc.	125,000	Sell	1.00%	6/20/20	(1,859)	4,340	2,481
Morgan Stanley & Co./ Frontier Communications Corp.	125,000	Sell	5.00%	9/20/17	2,104	623	2,727
Morgan Stanley & Co./ HCA, Inc.	125,000	Sell	5.00%	9/20/17	2,299	827	3,126
Morgan Stanley & Co./ Hertz Corp. (The)	125,000	Sell	5.00%	9/20/17	2,280	374	2,654
Morgan Stanley & Co./ International Lease Finance Corp.	125,000	Sell	5.00%	9/20/17	2,135	988	3,123
Morgan Stanley & Co./ Lennar Corp.	125,000	Sell	5.00%	6/20/20	11,296	5,398	16,694
Morgan Stanley & Co./ Mondelez International, Inc.	125,000	Buy	1.00%	9/20/19	(1,664)	(843)	(2,507)
Morgan Stanley & Co./ PepsiCo, Inc.	125,000	Buy	1.00%	9/20/19	(1,817)	(714)	(2,531)
					$14,565	$3,324	$17,889

19

*The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

**The value for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

NOTES TO SCHEDULE OF INVESTMENTS
AUD	-	Australian Dollar
BRL	-	Brazilian Real
CAD	-	Canadian Dollar
CHF	-	Swiss Franc
CLP	-	Chilean Peso
COP	-	Colombian Peso
EUR	-	Euro
FNMA	-	Federal National Mortgage Association
GBP	-	British Pound
GO	-	General Obligation
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
ILS	-	Israeli Shekel
INR	-	Indian Rupee
JPY	-	Japanese Yen
MTN	-	Medium Term Note
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
NOK	-	Norwegian Krone
NZD	-	New Zealand Dollar
PHP	-	Philippine Peso
PLN	-	Polish Zloty
RUB	-	Russian Ruble
SEK	-	Swedish Krona
SEQ	-	Sequential Payer
SGD	-	Singapore Dollar
THB	-	Thai Baht
TRY	-	Turkish Lira
TWD	-	Taiwanese Dollar
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
ZAR	-	South African Rand

(1)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $7,572,191, which represented 24.1% of total net assets.

(2)	Final maturity date indicated, unless otherwise noted.

(3)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

(4)	Non-income producing.

(5)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

20

Statement of Assets and Liabilities

MARCH 31, 2017
Assets
Investment securities - unaffiliated, at value (cost of $29,130,615)	$28,892,504
Investment securities - affiliated, at value (cost of $2,256,212)	2,321,665
Total investment securities, at value (cost of $31,386,827)	31,214,169
Deposits with broker for futures contracts	27,741
Receivable for investments sold	223,670
Receivable for capital shares sold	7,427
Unrealized appreciation on forward foreign currency exchange contracts	27,566
Swap agreements, at value (including net premiums paid (received) of $26,234)	42,329
Interest and distributions receivable	251,428
31,794,330

Liabilities
Disbursements in excess of demand deposit cash	10,509
Foreign currency overdraft payable, at value (cost of $2,871)	2,848
Payable for investments purchased	300,205
Payable for capital shares redeemed	4,056
Payable for variation margin on futures contracts	2,388
Unrealized depreciation on forward foreign currency exchange contracts	22,354
Swap agreements, at value (including net premiums paid (received) of $(11,669))	24,440
Accrued management fees	14,300
Distribution and service fees payable	3,493
384,593

Net Assets	$31,409,737

Net Assets Consist of:
Capital paid in	$32,448,282
Distributions in excess of net investment income	(116,497)
Accumulated net realized loss	(759,684)
Net unrealized depreciation	(162,364)
$31,409,737

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$11,303,891	1,177,263	$9.60
Institutional Class	$7,145,895	744,070	$9.60
A Class	$9,669,366	1,006,872	$9.60*
C Class	$1,206,366	125,611	$9.60
R Class	$1,032,081	107,465	$9.60
R6 Class	$1,052,138	109,553	$9.60
*Maximum offering price $9.82 (net asset value divided by 0.9775).

See Notes to Financial Statements.

21

Statement of Operations

YEAR ENDED MARCH 31, 2017
Investment Income (Loss)
Income:
Interest	$743,435
Income distributions from affiliated funds	98,362
841,797

Expenses:
Management fees	181,643
Distribution and service fees:
A Class	23,407
C Class	11,484
R Class	5,038
Trustees' fees and expenses	1,605
Other expenses	749
223,926
Fees waived	(40,004)
183,922

Net investment income (loss)	657,875

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(377,220)
Futures contract transactions	130,314
Swap agreement transactions	46,393
Foreign currency transactions	91,212
(109,301)

Change in net unrealized appreciation (depreciation) on:
Investments	943,326
Futures contracts	(20,342)
Swap agreements	(1,109)
Translation of assets and liabilities in foreign currencies	32,672
954,547

Net realized and unrealized gain (loss)	845,246

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,503,121

See Notes to Financial Statements.

22

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2017 AND MARCH 31, 2016
Increase (Decrease) in Net Assets	March 31, 2017	March 31, 2016
Operations
Net investment income (loss)	$657,875	$686,563
Net realized gain (loss)	(109,301)	(466,777)
Change in net unrealized appreciation (depreciation)	954,547	(581,694)
Net increase (decrease) in net assets resulting from operations	1,503,121	(361,908)

Distributions to Shareholders
From net investment income:
Investor Class	(184,079)	(244,160)
Institutional Class	(192,666)	(244,175)
A Class	(220,059)	(285,685)
C Class	(18,747)	(25,492)
R Class	(21,250)	(27,974)
R6 Class	(28,845)	(35,654)
From tax return of capital:
Investor Class	(13,587)	—
Institutional Class	(10,866)	—
A Class	(12,310)	—
C Class	(1,100)	—
R Class	(1,211)	—
R6 Class	(1,626)	—
Decrease in net assets from distributions	(706,346)	(863,140)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	5,982,596	(1,618,274)

Net increase (decrease) in net assets	6,779,371	(2,843,322)

Net Assets
Beginning of period	24,630,366	27,473,688
End of period	$31,409,737	$24,630,366

Distributions in excess of net investment income	$(116,497)	$(1,099)

See Notes to Financial Statements.

23

Notes to Financial Statements

MARCH 31, 2017

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Short Duration Strategic Income Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek income. As a secondary objective, the fund seeks long-term capital appreciation.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

24

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Income and capital gain distributions, if any, from the affiliated funds are recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

25

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM owns 65% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The annual management fee is 0.74% for the Investor Class, A Class, C Class and R Class, 0.54% for the Institutional Class and 0.49% for the R6 Class. However, the investment advisor will waive the portion of the fund’s management fee equal to the expenses attributable to the management fees of the American Century Investments funds in which the fund invests. The amount of this waiver will fluctuate depending on the fund’s daily allocation to other American Century Investments funds. This waiver is expected to remain in effect permanently and it cannot be terminated without the approval of the Board of Trustees. During the year ended March 31, 2017, the investment advisor agreed to waive an additional 0.09% of the fund's management fee. This waiver is expected to continue until April 9, 2018 and cannot be terminated without the approval of the Board of Trustees. The total amount of the waivers for each class for the year ended March 31, 2017 was $10,847, $10,395, $14,007, $1,718, $1,507 and $1,530 for the Investor Class, Institutional Class, A Class, C Class, R Class and R6 Class, respectively. The effective annual management fee after waiver for each class for the year ended March 31, 2017 was 0.59% for the Investor Class, A Class, C Class and R Class, 0.39% for the Institutional Class and 0.34% for the R6 Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%.

26

The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2017 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended March 31, 2017 totaled $13,462,830, of which $596,362 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended March 31, 2017 totaled $7,456,008, none of which were U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2017		Year ended March 31, 2016
	Shares	Amount	Shares	Amount
Investor Class
Sold	954,601	$9,108,716	233,211	$2,238,748
Issued in reinvestment of distributions	20,069	191,323	25,498	242,099
Redeemed	(326,464)	(3,115,228)	(742,609)	(7,099,314)
	648,206	6,184,811	(483,900)	(4,618,467)
Institutional Class
Issued in reinvestment of distributions	21,494	203,532	25,750	244,175
Redeemed	—	—	(51,706)	(500,000)
	21,494	203,532	(25,956)	(255,825)
A Class
Sold	128,008	1,220,522	390,077	3,724,209
Issued in reinvestment of distributions	24,542	232,369	30,224	285,685
Redeemed	(208,779)	(1,978,532)	(104,448)	(963,820)
	(56,229)	(525,641)	315,853	3,046,074
C Class
Sold	13,027	124,459	16,050	153,737
Issued in reinvestment of distributions	2,094	19,847	2,695	25,492
Redeemed	(8,062)	(76,950)	(3,652)	(34,185)
	7,059	67,356	15,093	145,044
R Class
Sold	164	1,668	134	1,272
Issued in reinvestment of distributions	2,372	22,461	2,954	27,974
Redeemed	(216)	(2,062)	—	—
	2,320	22,067	3,088	29,246
R6 Class
Issued in reinvestment of distributions	3,218	30,471	3,762	35,654
Net increase (decrease)	626,068	$5,982,596	(172,060)	$(1,618,274)

27

6. Affiliated Fund Transactions

A summary of transactions for each affiliated fund for the year ended March 31, 2017 follows:

Affiliated Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
Emerging Markets Debt Fund R6 Class	$2,140,147	$98,380	—	—	$98,362	$2,321,665

(1)
Investments are funds within the American Century Investments family of funds and are considered affiliated funds. The fund does not invest in an affiliated fund for the purpose of exercising management or control; however, investments by the fund within its investment strategy may represent a significant portion of an affiliated fund's net assets. Additional information and attributes of each affiliated fund are available at americancentury.com.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

7. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

28

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$18,101,287	—
Collateralized Mortgage Obligations	—	3,698,413	—
Asset-Backed Securities	—	3,630,837	—
Mutual Funds	$2,321,665	—	—
Commercial Mortgage-Backed Securities	—	1,793,663	—
Sovereign Governments and Agencies	—	161,250	—
Municipal Securities	—	148,413	—
U.S. Treasury Securities	—	99,718	—
Common Stocks	79,664	—	—
Temporary Cash Investments	—	1,179,259	—
	$2,401,329	$28,812,840	—
Other Financial Instruments
Futures Contracts	$4,754	—	—
Swap Agreements	—	$42,329	—
Forward Foreign Currency Exchange Contracts	—	27,566	—
	$4,754	$69,895	—

Liabilities
Other Financial Instruments
Futures Contracts	—	$2,998	—
Swap Agreements	—	24,440	—
Forward Foreign Currency Exchange Contracts	—	22,354	—
	—	$49,792	—

8. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $3,296,250.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar

29

value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $2,646,835.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 28 contracts.

Value of Derivative Instruments as of March 31, 2017

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Swap agreements	$42,329	Swap agreements	$24,440
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	27,566	Unrealized depreciation on forward foreign currency exchange contracts	22,354
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	2,388
		$69,895		$49,182

* Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2017

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$46,393	Change in net unrealized appreciation (depreciation) on swap agreements	$(1,109)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	89,158	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	33,653
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	130,314	Change in net unrealized appreciation (depreciation) on futures contracts	(20,342)
		$265,865		$12,202

30

9. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund invests in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

10. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2017 and March 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$665,646	$863,140
Long-term capital gains	—	—
Tax return of capital	$40,700	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2017, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$31,386,827
Gross tax appreciation of investments	$208,485
Gross tax depreciation of investments	(381,143)
Net tax appreciation (depreciation) of investments	(172,658)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	1,907
Net tax appreciation (depreciation)	$(170,751)
Undistributed ordinary income	—
Accumulated short-term capital losses	$(200,865)
Accumulated long-term capital losses	$(551,932)
Late-year ordinary loss deferral	$(114,997)

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

11. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

12. Corporate Event

The Institutional Class was renamed to the R5 Class effective April 10, 2017.

31

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$9.31	0.24	0.31	0.55	(0.25)	(0.01)	(0.26)	$9.60	5.96%	0.60%	0.75%	2.54%	2.39%	29%	$11,304
2016	$9.75	0.26	(0.38)	(0.12)	(0.32)	—	(0.32)	$9.31	(1.26)%	0.60%	0.75%	2.69%	2.54%	19%	$4,927
2015(3)	$10.00	0.18	(0.20)	(0.02)	(0.23)	—	(0.23)	$9.75	(0.16)%	0.61%(4)	0.75%(4)	2.78%(4)	2.64%(4)	18%	$9,879
Institutional Class
2017	$9.31	0.26	0.31	0.57	(0.27)	(0.01)	(0.28)	$9.60	6.17%	0.40%	0.55%	2.74%	2.59%	29%	$7,146
2016	$9.75	0.28	(0.38)	(0.10)	(0.34)	—	(0.34)	$9.31	(1.06)%	0.40%	0.55%	2.89%	2.74%	19%	$6,729
2015(3)	$10.00	0.20	(0.20)	—	(0.25)	—	(0.25)	$9.75	(0.02)%	0.41%(4)	0.55%(4)	2.98%(4)	2.84%(4)	18%	$7,301
A Class
2017	$9.31	0.22	0.31	0.53	(0.23)	(0.01)	(0.24)	$9.60	5.69%	0.85%	1.00%	2.29%	2.14%	29%	$9,669
2016	$9.75	0.23	(0.38)	(0.15)	(0.29)	—	(0.29)	$9.31	(1.50)%	0.85%	1.00%	2.44%	2.29%	19%	$9,901
2015(3)	$10.00	0.17	(0.20)	(0.03)	(0.22)	—	(0.22)	$9.75	(0.33)%	0.86%(4)	1.00%(4)	2.53%(4)	2.39%(4)	18%	$7,288
C Class
2017	$9.31	0.15	0.30	0.45	(0.15)	(0.01)	(0.16)	$9.60	4.91%	1.60%	1.75%	1.54%	1.39%	29%	$1,206
2016	$9.75	0.16	(0.38)	(0.22)	(0.22)	—	(0.22)	$9.31	(2.24)%	1.60%	1.75%	1.69%	1.54%	19%	$1,104
2015(3)	$10.00	0.12	(0.20)	(0.08)	(0.17)	—	(0.17)	$9.75	(0.83)%	1.61%(4)	1.75%(4)	1.78%(4)	1.64%(4)	18%	$1,009

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2017	$9.31	0.19	0.31	0.50	(0.20)	(0.01)	(0.21)	$9.60	5.43%	1.10%	1.25%	2.04%	1.89%	29%	$1,032
2016	$9.75	0.21	(0.38)	(0.17)	(0.27)	—	(0.27)	$9.31	(1.75)%	1.10%	1.25%	2.19%	2.04%	19%	$979
2015(3)	$10.00	0.15	(0.20)	(0.05)	(0.20)	—	(0.20)	$9.75	(0.49)%	1.11%(4)	1.25%(4)	2.28%(4)	2.14%(4)	18%	$995
R6 Class
2017	$9.31	0.27	0.30	0.57	(0.27)	(0.01)	(0.28)	$9.60	6.22%	0.35%	0.50%	2.79%	2.64%	29%	$1,052
2016	$9.75	0.28	(0.38)	(0.10)	(0.34)	—	(0.34)	$9.31	(1.01)%	0.35%	0.50%	2.94%	2.79%	19%	$990
2015(3)	$10.00	0.20	(0.20)	—	(0.25)	—	(0.25)	$9.75	0.01%	0.36%(4)	0.50%(4)	3.03%(4)	2.89%(4)	18%	$1,000

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	July 28, 2014 (fund inception) through March 31, 2015.

(4)	Annualized.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the American Century Investment Trust and Shareholders of the Short Duration Strategic Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Short Duration Strategic Income Fund (one of the ten funds constituting the American Century Investment Trust, hereafter referred to as the “Fund”) as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2017

34

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None

35

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	126	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

36

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

37

Proxy Voting Results

A special meeting of shareholders was held on June 13, 2016, to vote on the following proposal. The proposal received the required number of votes and was adopted. A summary of voting results is listed below.

To elect four trustees to the Board of Trustees of American Century Investment Trust:

	Affirmative	Withhold
Tanya S. Beder	$11,245,587,866	$88,169,279
Jeremy I. Bulow	$11,247,094,163	$86,662,982
Anne Casscells	$11,241,523,389	$92,233,756
Jonathan D. Levin	$11,242,680,933	$91,076,212
The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, Ronald J. Gilson, Frederick L. A. Grauer, Peter F. Pervere and John B. Shoven.

38

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92286 1705

Annual Report

March 31, 2017

Strategic Income Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Risk-On Rebound From Global Economic Concerns of Early 2016

Stocks, high-yield bonds, and commodities rebounded from severe downturns in early 2016 that were triggered by China’s economic slowdown. Since then, growth conditions in China and the rest of the world have generally improved. For the reporting period, the S&P 500 Index, the Bloomberg Barclays U.S. Corporate High-Yield Bond Index, and the S&P Goldman Sachs Commodities Index returned 17.17%, 16.39%, and 8.45%, respectively. This risk-on rebound also drove government bond yields higher, resulting in declines for indices such as the Bloomberg Barclays U.S. Treasury Bond Index (-1.44%). The broader taxable investment-grade U.S. bond market performed better, but still significantly underperformed stocks; the Bloomberg Barclays U.S. Aggregate Bond Index returned 0.44%.

Investors could thank the world’s major central banks and the “Trump Trade” for the risk-on rebound, which occurred with a backdrop of landmark political events, including Brexit (the U.K. vote to leave the European Union) and Donald Trump’s U.S. presidential election victory. Central bank stimulus helped to propel the markets past China- and Brexit-related volatility, followed by Trump victory-inspired optimism about U.S. growth that further boosted higher-risk markets.

But the Trump Trade could prove to be double edged—investor optimism faded as health care reform stalled in Congress and other U.S. fiscal policy proposals looked like they’d face significant hurdles. Meanwhile, the Federal Reserve raised its interest rate target during the reporting period, and suggested that it might raise rates again and start gradually reducing its balance sheet by the end of 2017. These factors, plus rising inflation and continuing geopolitical risks, could impede further risk-on sentiment. In this unsettled environment, we believe in remaining focused on investment goals, using disciplined, actively managed, risk-aware strategies. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	ASIEX	7.06%	3.10%	7/28/14
Bloomberg Barclays U.S. Aggregate Bond Index	—	0.44%	2.23%	—
Institutional Class	ASIJX	7.16%	3.26%	7/28/14
A Class	ASIQX			7/28/14
No sales charge		6.68%	2.80%
With sales charge		1.83%	1.05%
C Class	ASIHX	5.89%	2.04%	7/28/14
R Class	ASIWX	6.42%	2.55%	7/28/14
R6 Class	ASIPX	7.21%	3.32%	7/28/14
Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made July 28, 2014
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2017
Investor Class — $10,850

Bloomberg Barclays U.S. Aggregate Bond Index — $10,607

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
0.86%	0.66%	1.11%	1.86%	1.36%	0.61%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Kevin Akioka, Jeff Houston, Bob Gahagan, Brian Howell, and Margé Karner

Performance Summary

Strategic Income advanced 7.06%* for the 12 months ended March 31, 2017. The investment-grade Bloomberg Barclays U.S. Aggregate Bond Index gained 0.44% for the same period. Fund returns reflect operating expenses, while index returns do not.

The fund’s absolute and relative performance reflected market conditions that favored higher-yielding, lower-credit-quality securities over investment-grade bonds on a total return basis. Improving U.S. and global economic data, optimism surrounding President Trump’s pro-growth policy agenda, and two Federal Reserve (Fed) rate hikes helped push U.S. Treasury yields higher and generally stifle investment-grade bond returns. Against this backdrop, a “risk-on” sentiment prevailed through most of the period, favoring stocks, commodities, and higher-yielding and below-investment-grade fixed-income securities. In addition, shorter-duration (less price sensitivity to interest rate changes) securities generally outperformed their longer-duration counterparts. These market conditions and the portfolio’s investment allocation (exposure to non-index, higher-yielding sectors, consistent with the fund’s income objective) contributed to the fund’s outperformance versus the investment-grade index.

High-Yield Corporates Were Top Contributors

The portfolio provided diversified exposure to higher-yielding segments of the fixed-income market, including the investment-grade corporate bond sector, out-of-index high-yield corporate securities, the securitized sector, and out-of-index emerging markets debt. The portfolio also provided exposure to non-index preferred stocks. Higher-yielding bond sectors generally outperformed higher-quality sectors that are more prevalent in the Bloomberg Barclays index. High-yielding bond sectors also tend to have shorter durations than investment-grade sectors—another positive influence on the fund’s relative performance during the 12-month period.

We invested the majority of the portfolio in corporate bonds (49% of the portfolio as of March 31, 2017), and within that allocation, we overweighted high-yield corporates relative to investment-grade corporates. The portfolio’s high-yield bonds were top contributors to performance, generally rising as oil prices rebounded off their February 2016 lows, economic conditions improved, and risk assets regained favor with investors. Our exposure to investment-grade credit also was a prominent contributor to performance, primarily due to our focus on securities with BBB credit ratings. Among investment-grade corporate bonds, those with lower credit-quality ratings experienced the greatest spread tightening (a narrowing of the yield differential between corporate bonds and Treasuries of similar maturity) during the period and generally outperformed their higher-quality peers. In addition, we held a small position in non-U.S.-dollar-denominated European financials sector bonds, which also contributed to performance as the European Central Bank maintained its aggressive stimulus program. A small position in preferred stock in the financials sector also aided performance. Among U.S. stock market sectors, the financials sector was the top performer for the period, benefiting from expectations for interest rates to continue rising in the U.S. In addition, the financials sector was a key beneficiary of the post-election “Trump trade,” favoring companies expected to benefit from President Trump’s pro-growth, pro-business economic agenda.

*
All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

Emerging Markets, Securitized Sector Aided Performance

The portfolio’s position in emerging markets corporate debt also contributed to performance. Similar to high-yield corporate bonds, emerging markets bonds rallied due to stabilizing commodities prices, improving global economic data, accommodative central bank policies, and investor demand for yield. Within the allocation, our overweight position and security selection in Latin America and an underweight position in Asia aided results.

We also maintained a large weighting in the securitized sector (29% of the portfolio as of March 31, 2017), where security selection contributed to results. In particular, selections among non-agency commercial mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities helped performance.

Our currency strategy also lifted performance. We favored long positions in higher-yielding currencies, including the Mexican peso, Turkish lira, and South African rand, and short positions in lower-yielding currencies, such as the euro and Japanese yen.

Portfolio Positioning

We believe the U.S. election results have introduced uncertainty to future U.S. fiscal and monetary policy, which may lead to higher volatility throughout the fixed-income markets. In addition, in the wake of the election, we believe the broad investment backdrop remains heavily influenced by “big picture” issues, such as potential economic, tax, and regulatory reforms from President Trump’s administration. Going forward, we expect a growing number of the portfolio’s value-added tactics and strategies will arise from macroeconomic factors.

We remain cautiously optimistic for high-yield corporate bonds. On the one hand, we believe the following three factors are providing stability to the high-yield market: 1) economic and corporate earnings backdrops are favorable; 2) defaults remain relatively low (Moody’s Investors Service expects the U.S. speculative-grade default rate to fall from its March 2017 level of 4.7% to 3.0% by the end of 2017); and 3) issuance is still healthy. On the other hand, high-yield valuations remain high, particularly in the wake of recent strong performance and significant spread tightening. Valuations remain a concern for other sectors, too, as spreads are approaching their tightest levels in several years. We will continue to tactically adjust the portfolio’s sector positions based on fundamental credit factors and technical market events in the U.S. and non-U.S. fixed-income markets.

6

Fund Characteristics

MARCH 31, 2017
Portfolio at a Glance
Average Duration (effective)	4.5 years
Weighted Average Life	6.0 years

Types of Investments in Portfolio	% of net assets
Corporate Bonds	49.0%
Collateralized Mortgage Obligations	17.3%
Mutual Funds	11.7%
Commercial Mortgage-Backed Securities	6.8%
Asset-Backed Securities	4.5%
Preferred Stocks	3.7%
U.S. Treasury Securities	3.3%
Sovereign Governments and Agencies	2.8%
Common Stocks	0.3%
Temporary Cash Investments	0.7%
Other Assets and Liabilities	(0.1)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2016 to March 31, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/16	Ending Account Value 3/31/17	Expenses Paid During Period(1) 10/1/16 - 3/31/17	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,016.70	$3.32	0.66%
Investor Class (before waiver)	$1,000	$1,016.70(2)	$3.77	0.75%
Institutional Class (after waiver)	$1,000	$1,017.70	$2.31	0.46%
Institutional Class (before waiver)	$1,000	$1,017.70(2)	$2.77	0.55%
A Class (after waiver)	$1,000	$1,014.40	$4.57	0.91%
A Class (before waiver)	$1,000	$1,014.40(2)	$5.02	1.00%
C Class (after waiver)	$1,000	$1,011.70	$8.33	1.66%
C Class (before waiver)	$1,000	$1,011.70(2)	$8.78	1.75%
R Class (after waiver)	$1,000	$1,013.20	$5.82	1.16%
R Class (before waiver)	$1,000	$1,013.20(2)	$6.27	1.25%
R6 Class (after waiver)	$1,000	$1,017.00	$2.06	0.41%
R6 Class (before waiver)	$1,000	$1,017.00(2)	$2.51	0.50%
Hypothetical
Investor Class (after waiver)	$1,000	$1,021.64	$3.33	0.66%
Investor Class (before waiver)	$1,000	$1,021.19	$3.78	0.75%
Institutional Class (after waiver)	$1,000	$1,022.64	$2.32	0.46%
Institutional Class (before waiver)	$1,000	$1,022.19	$2.77	0.55%
A Class (after waiver)	$1,000	$1,020.39	$4.58	0.91%
A Class (before waiver)	$1,000	$1,019.95	$5.04	1.00%
C Class (after waiver)	$1,000	$1,016.65	$8.35	1.66%
C Class (before waiver)	$1,000	$1,016.21	$8.80	1.75%
R Class (after waiver)	$1,000	$1,019.15	$5.84	1.16%
R Class (before waiver)	$1,000	$1,018.70	$6.29	1.25%
R6 Class (after waiver)	$1,000	$1,022.89	$2.07	0.41%
R6 Class (before waiver)	$1,000	$1,022.44	$2.52	0.50%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the fees had not been waived.

9

Schedule of Investments

MARCH 31, 2017

	Principal Amount/Shares	Value
CORPORATE BONDS — 49.0%
Auto Components — 0.6%
American Axle & Manufacturing, Inc., 6.625%, 10/15/22	$75,000	$77,625
Automobiles — 1.0%
Ford Motor Credit Co. LLC, MTN, 2.94%, 1/8/19	70,000	70,981
Jaguar Land Rover Automotive plc, 4.125%, 12/15/18(1)	25,000	25,625
Jaguar Land Rover Automotive plc, 5.625%, 2/1/23(1)	25,000	26,094
		122,700
Banks — 0.6%
Akbank TAS, 3.875%, 10/24/17	15,000	15,128
BBVA Banco Continental SA, 3.25%, 4/8/18(1)	30,000	30,456
ICICI Bank Ltd. (Dubai), 4.70%, 2/21/18	15,000	15,352
Itau CorpBanca, 3.125%, 1/15/18	15,000	15,135
		76,071
Beverages — 0.4%
Anheuser-Busch InBev Finance, Inc., 3.30%, 2/1/23	50,000	50,948
Biotechnology — 1.4%
AbbVie, Inc., 3.60%, 5/14/25	100,000	100,184
Gilead Sciences, Inc., 4.15%, 3/1/47	75,000	69,864
		170,048
Building Products — 0.9%
Masco Corp., 4.45%, 4/1/25	100,000	104,874
Capital Markets — 1.0%
DBS Bank Ltd., VRN, 3.625%, 9/21/17	15,000	15,115
Jefferies Group LLC, 4.85%, 1/15/27	100,000	102,266
		117,381
Commercial Services and Supplies — 1.3%
Covanta Holding Corp., 5.875%, 3/1/24	75,000	76,312
Envision Healthcare Corp., 5.125%, 7/1/22(1)	75,000	76,711
		153,023
Consumer Finance — 0.6%
GLP Capital LP / GLP Financing II, Inc., 4.875%, 11/1/20	75,000	78,878
Containers and Packaging — 1.9%
Berry Plastics Corp., 5.125%, 7/15/23	75,000	77,156
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23	75,000	76,875
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 7/15/23(1)	75,000	77,156
		231,187
Diversified Financial Services — 1.0%
Ally Financial, Inc., 3.50%, 1/27/19	70,000	70,700
JPMorgan Chase & Co., VRN, 5.15%, 5/1/23	50,000	50,562
		121,262
Diversified Telecommunication Services — 0.4%
AT&T, Inc., 4.45%, 4/1/24	50,000	52,344

10

		Principal Amount/Shares	Value
Energy Equipment and Services — 1.4%
Ensco plc, 8.00%, 1/31/24		$46,000	$46,805
FTS International, Inc., 6.25%, 5/1/22		15,000	13,200
Transocean, Inc., 9.00%, 7/15/23(1)		100,000	107,250
			167,255
Equity Real Estate Investment Trusts (REITs) — 1.4%
Crown Castle International Corp., 5.25%, 1/15/23		95,000	103,785
Essex Portfolio LP, 3.625%, 8/15/22		60,000	61,540
			165,325
Gas Utilities — 3.1%
Enterprise Products Operating LLC, VRN, 4.74%, 5/1/17		75,000	74,906
MPLX LP, 4.875%, 12/1/24		88,000	92,706
Rockies Express Pipeline LLC, 6.00%, 1/15/19(1)		25,000	26,188
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25		100,000	108,575
Williams Cos., Inc. (The), 3.70%, 1/15/23		75,000	74,063
			376,438
Health Care Equipment and Supplies — 0.8%
Abbott Laboratories, 3.75%, 11/30/26		100,000	100,064
Health Care Providers and Services — 3.7%
Acadia Healthcare Co., Inc., 5.125%, 7/1/22		25,000	25,375
CHS / Community Health Systems, Inc., 5.125%, 8/1/21		75,000	74,437
Express Scripts Holding Co., 4.50%, 2/25/26		75,000	77,062
Fresenius Medical Care US Finance, Inc., 5.75%, 2/15/21(1)		25,000	27,188
HCA, Inc., 3.75%, 3/15/19		65,000	66,625
LifePoint Health, Inc., 5.50%, 12/1/21		75,000	77,859
Tenet Healthcare Corp., 4.75%, 6/1/20		50,000	51,335
Tenet Healthcare Corp., 6.00%, 10/1/20		50,000	53,000
			452,881
Hotels, Restaurants and Leisure — 1.5%
Aramark Services, Inc., 4.75%, 6/1/26		75,000	75,656
FelCor Lodging LP, 5.625%, 3/1/23		75,000	78,187
Wynn Macau Ltd., 5.25%, 10/15/21(1)		25,000	25,563
			179,406
Household Durables — 2.2%
Lennar Corp., 4.75%, 5/30/25		75,000	75,562
PulteGroup, Inc., 5.50%, 3/1/26		75,000	77,906
Toll Brothers Finance Corp., 5.625%, 1/15/24		25,000	26,469
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 4.375%, 6/15/19		90,000	92,475
			272,412
Industrial Conglomerates — 0.6%
HD Supply, Inc., 5.75%, 4/15/24(1)		75,000	79,072
Insurance — 5.4%
American International Group, Inc., 4.125%, 2/15/24		100,000	102,707
AXA SA, MTN, VRN, 3.375%, 7/6/27	EUR	100,000	110,506
CNP Assurances, VRN, 4.50%, 6/10/27	EUR	100,000	111,945
International Lease Finance Corp., 4.625%, 4/15/21		$100,000	105,624

11

	Principal Amount/Shares	Value
Liberty Mutual Group, Inc., VRN, 4.04%, 6/15/17(1)	$125,000	$119,063
Prudential Financial, Inc., 5.375%, 6/21/20	50,000	54,878
Voya Financial, Inc., VRN, 5.65%, 5/15/23	50,000	51,000
		655,723
IT Services — 1.3%
First Data Corp., 5.00%, 1/15/24(1)	75,000	76,594
Hewlett Packard Enterprise Co., 3.60%, 10/15/20	75,000	77,139
		153,733
Media — 3.6%
21st Century Fox America, Inc., 6.90%, 8/15/39	75,000	96,026
CCO Holdings LLC / CCO Holdings Capital Corp., 5.25%, 9/30/22	75,000	78,000
CSC Holdings LLC, 6.75%, 11/15/21	50,000	54,344
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(1)	120,000	123,000
Sirius XM Radio, Inc., 6.00%, 7/15/24(1)	75,000	80,625
		431,995
Metals and Mining — 2.0%
Arconic, Inc., 5.40%, 4/15/21	50,000	53,353
Teck Resources Ltd., 4.75%, 1/15/22	75,000	77,906
Vale Overseas Ltd., 6.25%, 8/10/26	100,000	108,875
		240,134
Mortgage Real Estate Investment Trusts (REITs) — 0.4%
Starwood Property Trust, Inc., 5.00%, 12/15/21(1)	50,000	52,000
Multi-Utilities — 1.8%
AmeriGas Partners LP / AmeriGas Finance Corp., 5.875%, 8/20/26	75,000	75,000
NextEra Energy Capital Holdings, Inc., VRN, 7.30%, 9/1/17	80,000	80,800
Progress Energy, Inc., 3.15%, 4/1/22	60,000	60,699
		216,499
Oil, Gas and Consumable Fuels — 2.5%
Continental Resources, Inc., 5.00%, 9/15/22	60,000	60,825
EP Energy LLC / Everest Acquisition Finance, Inc., 9.375%, 5/1/20	75,000	71,062
MEG Energy Corp., 7.00%, 3/31/24(1)	50,000	45,000
Petrobras Global Finance BV, 5.375%, 1/27/21	30,000	30,970
Sanchez Energy Corp., 7.75%, 6/15/21	50,000	49,625
Sunoco LP / Sunoco Finance Corp., 5.50%, 8/1/20	50,000	50,563
		308,045
Paper and Forest Products — 0.5%
Georgia-Pacific LLC, 5.40%, 11/1/20(1)	50,000	54,977
Pharmaceuticals — 1.4%
Actavis Funding SCS, 3.85%, 6/15/24	100,000	102,031
Endo Finance LLC, 5.75%, 1/15/22(1)	50,000	45,750
Valeant Pharmaceuticals International, Inc., 6.75%, 8/15/18(1)	3,000	3,011
Valeant Pharmaceuticals International, Inc., 5.625%, 12/1/21(1)	25,000	20,250
		171,042
Specialty Retail — 1.9%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.50%, 4/1/23	75,000	73,219

12

	Principal Amount/Shares	Value
Hertz Corp. (The), 6.75%, 4/15/19	$27,000	$27,068
Sally Holdings LLC / Sally Capital, Inc., 5.75%, 6/1/22	50,000	51,687
United Rentals North America, Inc., 6.125%, 6/15/23	75,000	78,656
		230,630
Technology Hardware, Storage and Peripherals — 1.2%
Seagate HDD Cayman, 4.75%, 6/1/23	30,000	30,169
Western Digital Corp., 7.375%, 4/1/23(1)	100,000	109,875
		140,044
Textiles, Apparel and Luxury Goods — 0.6%
Hanesbrands, Inc., 4.625%, 5/15/24(1)	70,000	69,388
Wireless Telecommunication Services — 0.6%
T-Mobile USA, Inc., 6.625%, 4/1/23	70,000	74,878
TOTAL CORPORATE BONDS (Cost $5,943,363)		5,948,282
COLLATERALIZED MORTGAGE OBLIGATIONS(2) — 17.3%
Private Sponsor Collateralized Mortgage Obligations — 13.5%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 3.44%, 4/1/17	73,290	73,283
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1, VRN, 3.29%, 4/1/17	39,004	37,670
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 2.91%, 4/1/17	11,551	11,507
Chase Mortgage Finance Trust, Series 2007-A2, Class 6A2 SEQ, VRN, 3.22%, 4/1/17	11,570	11,095
Citicorp Mortgage Securities, Inc., Series 2007-8, Class 1A3, 6.00%, 9/25/37	37,964	39,344
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 2.70%, 4/1/17	110,557	109,186
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 3.04%, 4/1/17	55,369	54,583
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A2, VRN, 2.76%, 4/1/17	41,113	42,623
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-3, Class 1A1, VRN, 5.45%, 4/1/17	48,790	46,985
First Horizon Mortgage Pass-Through Trust, Series 2006-AR4, Class 1A2, VRN, 3.03%, 4/1/17	29,343	26,237
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, VRN, 3.08%, 4/1/17	192,164	192,604
JPMorgan Mortgage Trust, Series 2005-A4, Class 1A1, VRN, 3.10%, 4/1/17	18,689	18,623
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 3.06%, 4/1/17	90,287	88,903
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 3.00%, 4/1/17	7,076	6,926
WaMu Mortgage Pass-Through Certificates, Series 2005-AR7, Class A3, VRN, 2.81%, 4/1/17	37,830	37,418
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-A, Class A1, VRN, 3.11%, 4/1/17	22,710	22,935
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-18, Class 1A1, 5.50%, 1/25/36	24,964	24,695
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR12, Class 2A6, VRN, 3.11%, 4/1/17	46,651	47,825
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 4A8, VRN, 3.08%, 4/1/17	35,000	35,247

13

	Principal Amount/Shares	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 6A3, VRN, 3.08%, 4/1/17	$23,010	$23,004
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-6, Class 1A16 SEQ, 5.75%, 5/25/36	69,231	69,400
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-7, Class 3A1 SEQ, 6.00%, 6/25/36	17,903	17,532
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-8, Class A10 SEQ, 6.00%, 7/25/36	27,277	27,544
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR1, Class 2A5 SEQ, VRN, 3.21%, 4/1/17	85,076	77,816
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 1A1, VRN, 3.11%, 4/1/17	25,208	24,337
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 2A1, VRN, 3.10%, 4/1/17	34,111	33,581
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 4A1, VRN, 3.17%, 4/1/17	94,105	89,336
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A6 SEQ, VRN, 3.09%, 4/1/17	59,630	58,897
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 3.06%, 4/1/17	9,898	9,232
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR16, Class A1, VRN, 3.23%, 4/1/17	24,231	22,596
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR19, Class A1, VRN, 3.01%, 4/1/17	76,483	70,669
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR5, Class 2A1, VRN, 3.29%, 4/1/17	30,857	29,177
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-11, Class A36, 6.00%, 8/25/37	58,617	57,969
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-15, Class A1, 6.00%, 11/25/37	9,202	9,135
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-4, Class A15, 6.00%, 4/25/37	31,025	30,626
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-7, Class A1, 6.00%, 6/25/37	68,822	67,618
		1,646,158
U.S. Government Agency Collateralized Mortgage Obligations — 3.8%
FNMA, Series 2016-C03, Class 2M2, VRN, 6.88%, 4/25/17	75,000	85,458
FNMA, Series 2016-C04, Class 1M2, VRN, 5.23%, 4/25/17	100,000	106,286
FNMA, Series 2016-C05, Class 2M2, VRN, 5.43%, 4/25/17	60,000	64,184
FNMA, Series 2017-C01, Class 1M2, VRN, 4.53%, 4/25/17	200,000	202,666
		458,594
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $2,084,007)		2,104,752
MUTUAL FUNDS(3) — 11.7%
Emerging Markets Debt Fund R6 Class (Cost $1,362,255)	137,767	1,416,243
COMMERCIAL MORTGAGE-BACKED SECURITIES(2) — 6.8%
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2014-ICTS, Class D, VRN, 2.81%, 4/15/17(1)	$50,000	48,373
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class B, 3.49%, 4/14/33(1)	50,000	50,515
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(1)	50,000	51,229

14

	Principal Amount/Shares	Value
BLCP Hotel Trust, Series 2014-CLRN, Class C, VRN, 2.86%, 4/15/17(1)	$50,000	$50,159
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class B, VRN, 4.71%, 4/1/17	65,000	70,255
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class B, VRN, 4.49%, 4/1/17	50,000	52,173
Commercial Mortgage Pass-Through Certificates, Series 2016-CR28, Class B, VRN, 4.65%, 4/1/17	25,000	26,228
Commercial Mortgage Trust, Series 2014-UBS5, Class B, VRN, 4.51%, 4/1/17	30,000	31,097
Commercial Mortgage Trust, Series 2015-CR22, Class B, VRN, 3.93%, 4/1/17	25,000	25,137
Commercial Mortgage Trust, Series 2016-CD1, Class AM, 2.93%, 2/10/34	25,000	24,172
Core Industrial Trust, Series 2015-CALW, Class B, 3.25%, 8/10/49(1)	25,000	25,395
Core Industrial Trust, Series 2015-TEXW, Class B, 3.33%, 2/10/34(1)	25,000	25,102
GS Mortgage Securities Corp. II, Series 2015-GC28, Class AS, 3.76%, 2/10/48	50,000	50,677
GS Mortgage Securities Corp. II, Series 2016-GS2, Class B, VRN, 3.76%, 4/1/17	25,000	25,227
Hudson Yards Mortgage Trust, Series 2016-10HY, Class B, VRN, 2.98%, 4/1/17(1)	25,000	24,302
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, VRN, 4.34%, 4/1/17	60,000	62,146
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A4, 3.41%, 3/15/50	60,000	60,675
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class C, VRN, 4.98%, 4/1/17	37,000	38,453
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class B, VRN, 3.46%, 4/1/17	40,000	39,402
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.45%, 4/1/17(1)	40,000	40,414
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $829,346)		821,131
ASSET-BACKED SECURITIES(2) — 4.5%
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class B, 3.42%, 12/20/21(1)	25,000	25,423
Colony Starwood Homes, Series 2016-2A, Class A, VRN, 2.19%, 4/17/17(1)	74,828	75,421
Hertz Fleet Lease Funding LP, Series 2014-1, Class D, VRN, 2.36%, 4/10/17(1)	50,000	49,939
Hertz Vehicle Financing LLC, Series 2013-1A, Class A2 SEQ, 1.83%, 8/25/19(1)	50,000	49,854
Hilton Grand Vacations Trust, Series 2014-AA, Class B, 2.07%, 11/25/26(1)	16,961	16,759
Hilton Grand Vacations Trust, Series 2017-AA, Class A SEQ, 2.66%, 12/26/28(1)	20,000	19,997
Invitation Homes Trust, Series 2014-SFR1, Class A, VRN, 1.77%, 4/17/17(1)	20,650	20,665
Marriott Vacation Club Owner Trust, Series 2012-1A, Class B, 3.50%, 5/20/30(1)	13,194	13,327
MVW Owner Trust, Series 2014-1A, Class B, 2.70%, 9/22/31(1)	25,397	25,175
Sierra Receivables Funding Co. LLC, Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(1)	30,000	30,218
15

	Principal Amount/Shares	Value
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A, 2.40%, 3/22/32(1)	$32,585	$32,678
Sierra Timeshare Receivables Funding LLC, Series 2015-2A, Class A, 2.43%, 6/20/32(1)	37,319	37,302
Sierra Timeshare Receivables Funding LLC, Series 2016-2A, Class A SEQ, 2.33%, 7/20/33(1)	16,538	16,542
TAL Advantage V LLC, Series 2014-2A, Class B, 3.97%, 5/20/39(1)	50,167	45,568
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(1)	85,306	85,006
TOTAL ASSET-BACKED SECURITIES (Cost $548,109)		543,874
PREFERRED STOCKS — 3.7%
Banks — 2.3%
Bank of America Corp., 5.20%	135,000	134,831
Citigroup, Inc., 5.90%	135,000	141,244
		276,075
Capital Markets — 0.4%
Goldman Sachs Group, Inc. (The), 5.30%	50,000	51,062
Equity Real Estate Investment Trusts (REITs) — 0.7%
DDR Corp., 6.25%	1,400	35,280
Kimco Realty Corp., 5.625%	1,800	45,540
		80,820
Insurance — 0.3%
XLIT Ltd., 6.50%	50,000	42,125
TOTAL PREFERRED STOCKS (Cost $441,399)		450,082
U.S. TREASURY SECURITIES — 3.3%
U.S. Treasury Bills, 0.80%, 8/10/17(4)	$100,000	99,718
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/26	303,990	296,824
TOTAL U.S. TREASURY SECURITIES (Cost $399,211)		396,542
SOVEREIGN GOVERNMENTS AND AGENCIES — 2.8%
Colombia — 1.0%
Colombia Government International Bond, 7.375%, 9/18/37	100,000	128,100
Dominican Republic — 0.9%
Dominican Republic International Bond, 6.875%, 1/29/26	100,000	110,000
Egypt — 0.9%
Egypt Government International Bond, 5.75%, 4/29/20	100,000	104,271
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $353,151)		342,371
COMMON STOCKS — 0.3%
Energy Equipment and Services — 0.3%
Basic Energy Services, Inc.(5) (Cost $53,662)	955	31,859
TEMPORARY CASH INVESTMENTS — 0.7%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.75% - 2.75%, 7/31/17 - 2/15/24, valued at $24,220), in a joint trading account at 0.67%, dated 3/31/17, due 4/3/17 (Delivery value $23,727)		23,726

16

	Principal Amount/Shares	Value
State Street Institutional U.S. Government Money Market Fund, Premier Class	55,821	$55,821
TOTAL TEMPORARY CASH INVESTMENTS (Cost $79,547)		79,547
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $12,094,050)		12,134,683
OTHER ASSETS AND LIABILITIES — (0.1)%		(6,406)
TOTAL NET ASSETS — 100.0%		$12,128,277

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	23,453	USD	17,922	JPMorgan Chase Bank N.A.	6/21/17	$(30)
AUD	20,596	USD	15,507	JPMorgan Chase Bank N.A.	6/21/17	206
BRL	45,149	USD	14,184	Goldman Sachs & Co.	6/21/17	(16)
BRL	116,226	USD	36,492	Goldman Sachs & Co.	6/21/17	(18)
USD	6,118	BRL	19,639	Goldman Sachs & Co.	6/21/17	(45)
USD	14,859	BRL	48,142	Goldman Sachs & Co.	6/21/17	(249)
USD	7,734	BRL	24,816	Goldman Sachs & Co.	6/21/17	(54)
USD	15,607	CAD	20,752	Morgan Stanley	6/21/17	(15)
USD	14,416	CAD	19,264	Morgan Stanley	6/21/17	(85)
USD	18,661	CAD	24,797	Morgan Stanley	6/21/17	(6)
USD	15,701	CHF	15,836	Credit Suisse AG	6/21/17	(182)
USD	32,386	CHF	32,109	Credit Suisse AG	6/21/17	182
CLP	20,372,469	USD	30,543	Goldman Sachs & Co.	6/21/17	218
USD	48,186	CLP	31,376,206	Goldman Sachs & Co.	6/21/17	809
USD	13,425	CLP	8,793,627	Goldman Sachs & Co.	6/21/17	147
USD	15,438	CLP	10,253,991	Goldman Sachs & Co.	6/21/17	(45)
COP	86,134,070	USD	29,360	Goldman Sachs & Co.	6/21/17	288
COP	20,217,117	USD	6,726	Goldman Sachs & Co.	6/21/17	233
COP	70,983,980	USD	24,130	Goldman Sachs & Co.	6/21/17	303
USD	14,811	COP	44,980,774	Goldman Sachs & Co.	6/21/17	(672)
EUR	16,259	USD	17,387	JPMorgan Chase Bank N.A.	4/19/17	(30)
USD	237,577	EUR	224,616	JPMorgan Chase Bank N.A.	4/19/17	(2,202)
GBP	19,499	USD	24,358	Credit Suisse AG	6/21/17	118
GBP	15,003	USD	18,841	Credit Suisse AG	6/21/17	(8)
GBP	24,172	USD	30,223	Credit Suisse AG	6/21/17	118
USD	15,616	GBP	12,806	Credit Suisse AG	6/21/17	(459)
USD	13,856	GBP	11,366	Credit Suisse AG	6/21/17	(411)
HUF	4,372,824	USD	15,281	Goldman Sachs & Co.	6/21/17	(125)
USD	30,043	HUF	8,820,851	Goldman Sachs & Co.	6/21/17	(530)
USD	8,615	HUF	2,473,309	Goldman Sachs & Co.	6/21/17	42
IDR	169,909,045	USD	12,614	Goldman Sachs & Co.	6/21/17	68
USD	28,083	IDR	376,877,809	Goldman Sachs & Co.	6/21/17	(46)
ILS	52,620	USD	14,377	Goldman Sachs & Co.	6/21/17	185
ILS	57,413	USD	15,613	Goldman Sachs & Co.	6/21/17	276
USD	30,181	ILS	110,033	Goldman Sachs & Co.	6/21/17	(270)

17

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	24,183	ILS	87,400	Goldman Sachs & Co.	6/21/17	$(4)
INR	529,216	USD	8,035	Morgan Stanley	6/21/17	74
INR	910,871	USD	13,710	Morgan Stanley	6/21/17	247
INR	2,079,986	USD	30,819	Morgan Stanley	6/21/17	1,050
JPY	2,665,004	USD	23,962	Credit Suisse AG	4/19/17	(11)
JPY	1,778,319	USD	15,523	Credit Suisse AG	4/19/17	459
USD	45,542	JPY	5,208,528	Credit Suisse AG	4/19/17	(1,267)
USD	15,036	JPY	1,683,132	Credit Suisse AG	4/19/17	(90)
MXN	304,432	USD	15,312	JPMorgan Chase Bank N.A.	6/21/17	756
USD	15,295	MXN	304,432	JPMorgan Chase Bank N.A.	6/21/17	(773)
USD	24,204	MYR	108,228	Goldman Sachs & Co.	6/21/17	(83)
USD	6,250	MYR	28,045	Goldman Sachs & Co.	6/21/17	(44)
USD	14,126	MYR	63,496	Goldman Sachs & Co.	6/21/17	(123)
USD	8,537	MYR	38,089	Goldman Sachs & Co.	6/21/17	(10)
USD	15,532	NOK	132,051	JPMorgan Chase Bank N.A.	6/21/17	140
USD	14,068	NOK	120,882	JPMorgan Chase Bank N.A.	6/21/17	(22)
USD	15,660	NOK	132,038	JPMorgan Chase Bank N.A.	6/21/17	270
USD	27,425	NOK	232,905	JPMorgan Chase Bank N.A.	6/21/17	278
USD	15,438	NZD	22,066	JPMorgan Chase Bank N.A.	6/21/17	1
USD	32,306	NZD	46,004	JPMorgan Chase Bank N.A.	6/21/17	121
USD	30,544	PHP	1,550,109	Morgan Stanley	6/21/17	(182)
USD	13,988	PHP	710,873	Morgan Stanley	6/21/17	(103)
USD	14,237	PHP	720,160	Morgan Stanley	6/21/17	(38)
USD	13,030	PHP	656,425	Morgan Stanley	6/21/17	18
PLN	32,055	USD	8,167	Goldman Sachs & Co.	6/21/17	(89)
PLN	62,668	USD	15,574	Goldman Sachs & Co.	6/21/17	218
RUB	809,381	USD	13,910	Morgan Stanley	6/21/17	199
RUB	2,386,907	USD	41,182	Morgan Stanley	6/21/17	426
RUB	1,406,389	USD	24,596	Morgan Stanley	6/21/17	(80)
RUB	1,468,327	USD	24,513	Morgan Stanley	6/21/17	1,083
USD	9,312	RUB	564,678	Morgan Stanley	6/21/17	(531)
USD	21,941	SEK	195,718	JPMorgan Chase Bank N.A.	6/21/17	17
SGD	30,056	USD	21,544	JPMorgan Chase Bank N.A.	6/21/17	(45)
USD	21,578	SGD	30,056	JPMorgan Chase Bank N.A.	6/21/17	79
THB	1,038,853	USD	29,997	Goldman Sachs & Co.	6/21/17	243
TRY	44,026	USD	11,426	Goldman Sachs & Co.	6/21/17	418
TRY	110,639	USD	28,776	Goldman Sachs & Co.	6/21/17	989
TWD	428,325	USD	14,181	Morgan Stanley	6/21/17	(24)
TWD	481,134	USD	15,576	Morgan Stanley	6/21/17	326
USD	30,041	TWD	909,459	Morgan Stanley	6/21/17	(18)
ZAR	342,166	USD	25,760	Goldman Sachs & Co.	6/21/17	(596)
ZAR	228,429	USD	17,452	Goldman Sachs & Co.	6/21/17	(653)
USD	20,934	ZAR	281,934	Goldman Sachs & Co.	6/21/17	200
						$521

18

FUTURES CONTRACTS

Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
4	U.S. Treasury 10-Year Notes	June 2017	$498,250	$53
3	U.S. Treasury Long Bonds	June 2017	452,531	(2,819)
			$950,781	$(2,766)

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
2	Euro-Bobl 5-Year Bonds	June 2017	$281,208	$(857)
1	U.K. Gilt 10-Year Bonds	June 2017	159,845	(853)
			$441,053	$(1,710)

CREDIT DEFAULT SWAP AGREEMENTS

Counterparty/ Reference Entity	Notional Amount	Buy/Sell* Protection	Interest Rate	Termination Date	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value**
Bank of America N.A./ Camden Property Trust	$25,000	Buy	1.00%	12/20/19	$(97)	$(151)	$(248)
Barclays Bank plc/ AES Corp. (The)	25,000	Sell	5.00%	9/20/17	441	169	610
Barclays Bank plc/ Calpine Corp.	25,000	Sell	5.00%	9/20/17	360	249	609
Barclays Bank plc/ Dominion Resources, Inc.	25,000	Buy	1.00%	6/20/20	(492)	(164)	(656)
Barclays Bank plc/ NRG Energy, Inc.	25,000	Sell	5.00%	9/20/17	409	195	604
Barclays Bank plc/ Parker Drilling Co.	25,000	Sell	5.00%	9/20/17	385	96	481
Barclays Bank plc/ Procter & Gamble Co. (The)	25,000	Buy	1.00%	6/20/20	(654)	(51)	(705)
Deutsche Bank AG/ Host Hotels & Resorts, Inc.	25,000	Buy	1.00%	9/20/19	(158)	(276)	(434)
Deutsche Bank AG/ International Business Machines Corp.	25,000	Buy	1.00%	9/20/19	(333)	(213)	(546)
Goldman Sachs & Co./ Kellogg Co.	25,000	Buy	1.00%	12/20/19	(246)	(195)	(441)
Goldman Sachs & Co./ M.D.C. Holdings, Inc.	25,000	Buy	1.00%	6/20/20	502	(726)	(224)
Goldman Sachs & Co./ Starwood Hotels & Resorts	25,000	Buy	1.00%	6/20/20	(161)	(466)	(627)
Morgan Stanley & Co./ D.R. Horton, Inc.	25,000	Sell	1.00%	6/20/20	(372)	868	496

19

Counterparty/ Reference Entity	Notional Amount	Buy/Sell* Protection	Interest Rate	Termination Date	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value**
Morgan Stanley & Co./ Frontier Communications Corp.	$25,000	Sell	5.00%	9/20/17	$420	$125	$545
Morgan Stanley & Co./ HCA, Inc.	25,000	Sell	5.00%	9/20/17	460	165	625
Morgan Stanley & Co./ Hertz Corp. (The)	25,000	Sell	5.00%	9/20/17	456	75	531
Morgan Stanley & Co./ International Lease Finance Corp.	25,000	Sell	5.00%	9/20/17	427	198	625
Morgan Stanley & Co./ Lennar Corp.	25,000	Sell	5.00%	6/20/20	2,261	1,079	3,340
Morgan Stanley & Co./ Mondelez International, Inc.	25,000	Buy	1.00%	9/20/19	(332)	(169)	(501)
Morgan Stanley & Co./ PepsiCo, Inc.	25,000	Buy	1.00%	9/20/19	(363)	(143)	(506)
					$2,913	$665	$3,578

*The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

**The value for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

20

NOTES TO SCHEDULE OF INVESTMENTS
AUD	-	Australian Dollar
BRL	-	Brazilian Real
CAD	-	Canadian Dollar
CHF	-	Swiss Franc
CLP	-	Chilean Peso
COP	-	Colombian Peso
EUR	-	Euro
FNMA	-	Federal National Mortgage Association
GBP	-	British Pound
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
ILS	-	Israeli Shekel
INR	-	Indian Rupee
JPY	-	Japanese Yen
MTN	-	Medium Term Note
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
NOK	-	Norwegian Krone
NZD	-	New Zealand Dollar
PHP	-	Philippine Peso
PLN	-	Polish Zloty
RUB	-	Russian Ruble
SEK	-	Swedish Krona
SEQ	-	Sequential Payer
SGD	-	Singapore Dollar
THB	-	Thai Baht
TRY	-	Turkish Lira
TWD	-	Taiwanese Dollar
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
ZAR	-	South African Rand

(1)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $2,160,199, which represented 17.8% of total net assets.

(2)	Final maturity date indicated, unless otherwise noted.

(3)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

(4)	The rate indicated is the yield to maturity at purchase.

(5)	Non-income producing.
See Notes to Financial Statements.

21

Statement of Assets and Liabilities

MARCH 31, 2017
Assets
Investment securities - unaffiliated, at value (cost of $10,731,795)	$10,718,440
Investment securities - affiliated, at value (cost of $1,362,255)	1,416,243
Total investment securities, at value (cost of $12,094,050)	12,134,683
Deposits with broker for futures contracts	24,371
Receivable for capital shares sold	14,720
Unrealized appreciation on forward foreign currency exchange contracts	10,805
Swap agreements, at value (including net premiums paid (received) of $5,247)	8,466
Interest and dividends receivable	108,571
12,301,616

Liabilities
Disbursements in excess of demand deposit cash	3,113
Foreign currency overdraft payable, at value (cost of $1,743)	1,742
Payable for investments purchased	39,611
Payable for capital shares redeemed	96,399
Payable for variation margin on futures contracts	9,403
Unrealized depreciation on forward foreign currency exchange contracts	10,284
Swap agreements, at value (including net premiums paid (received) of $(2,334))	4,888
Accrued management fees	6,427
Distribution and service fees payable	1,472
173,339

Net Assets	$12,128,277

Net Assets Consist of:
Capital paid in	$12,268,740
Distributions in excess of net investment income	(20,886)
Accumulated net realized loss	(156,986)
Net unrealized appreciation	37,409
$12,128,277

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$7,791,042	796,906	$9.78
Institutional Class	$711,168	72,767	$9.77
A Class	$992,041	101,495	$9.77*
C Class	$1,097,905	112,342	$9.77
R Class	$771,670	78,942	$9.78
R6 Class	$764,451	78,203	$9.78
*Maximum offering price $10.23 (net asset value divided by 0.955).

See Notes to Financial Statements.

22

Statement of Operations

YEAR ENDED MARCH 31, 2017
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $325)	$308,953
Income distributions from affiliated funds	60,002
Dividends	4,718
373,673

Expenses:
Management fees	65,067
Distribution and service fees:
A Class	2,843
C Class	10,573
R Class	3,724
Trustees' fees and expenses	547
Other expenses	1,169
83,923
Fees waived	(9,732)
74,191

Net investment income (loss)	299,482

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(41,423)
Futures contract transactions	(3,399)
Swap agreement transactions	12,597
Foreign currency transactions	17,918
(14,307)

Change in net unrealized appreciation (depreciation) on:
Investments	244,703
Futures contracts	(4,476)
Swap agreements	(5,376)
Translation of assets and liabilities in foreign currencies	9,247
244,098

Net realized and unrealized gain (loss)	229,791

Net Increase (Decrease) in Net Assets Resulting from Operations	$529,273

See Notes to Financial Statements.

23

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2017 AND MARCH 31, 2016
Increase (Decrease) in Net Assets	March 31, 2017	March 31, 2016
Operations
Net investment income (loss)	$299,482	$226,321
Net realized gain (loss)	(14,307)	(128,938)
Change in net unrealized appreciation (depreciation)	244,098	(90,210)
Net increase (decrease) in net assets resulting from operations	529,273	7,173

Distributions to Shareholders
From net investment income:
Investor Class	(163,449)	(113,705)
Institutional Class	(24,818)	(31,761)
A Class	(35,834)	(38,172)
C Class	(25,366)	(30,162)
R Class	(21,604)	(25,668)
R6 Class	(27,040)	(31,020)
Decrease in net assets from distributions	(298,111)	(270,488)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	5,344,292	(321,716)

Net increase (decrease) in net assets	5,575,454	(585,031)

Net Assets
Beginning of period	6,552,823	7,137,854
End of period	$12,128,277	$6,552,823

Distributions in excess of net investment income	$(20,886)	$(18,133)

See Notes to Financial Statements.

24

Notes to Financial Statements

MARCH 31, 2017

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Strategic Income Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek income. As a secondary objective, the fund seeks long-term capital appreciation.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

25

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Income and capital gain distributions, if any, from the affiliated funds are recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

26

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM owns 32% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The annual management fee is 0.74% for the Investor Class, A Class, C Class and R Class, 0.54% for the Institutional Class and 0.49% for the R6 Class. However, the investment advisor will waive the portion of the fund’s management fee equal to the expenses attributable to the management fees of the American Century Investments funds in which the fund invests. The amount of this waiver will fluctuate depending on the fund’s daily allocation to other American Century Investments funds. This waiver is expected to remain in effect permanently and it cannot be terminated without the approval of the Board of Trustees. The total amount of the waiver for each class for the year ended March 31, 2017 was $4,991, $746, $1,244, $1,143, $806 and $802 for the Investor Class, Institutional Class, A Class, C Class, R Class and R6 Class, respectively. The effective annual management fee after waiver for each class for the year ended March 31, 2017 was 0.63% for the Investor Class, A Class, C Class and R Class, 0.43% for the Institutional Class and 0.38% for the R6 Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%.
The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2017 are detailed in the Statement of Operations.

27

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended March 31, 2017 totaled $9,042,629, of which $740,541 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended March 31, 2017 totaled $3,569,553, none of which were U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2017		Year ended March 31, 2016
	Shares	Amount	Shares	Amount
Investor Class
Sold	991,282	$9,648,037	157,336	$1,511,663
Issued in reinvestment of distributions	15,401	149,653	8,021	76,174
Redeemed	(452,106)	(4,377,891)	(225,206)	(2,150,353)
	554,577	5,419,799	(59,849)	(562,516)
Institutional Class
Issued in reinvestment of distributions	2,580	24,818	3,335	31,761
Redeemed	—	—	(25,853)	(249,709)
	2,580	24,818	(22,518)	(217,948)
A Class
Sold	18,674	180,860	25,715	242,808
Issued in reinvestment of distributions	3,722	35,834	4,022	38,172
Redeemed	(45,809)	(446,686)	(139)	(1,309)
	(23,413)	(229,992)	29,598	279,671
C Class
Sold	6,850	66,399	8,701	83,837
Issued in reinvestment of distributions	2,638	25,366	3,182	30,162
Redeemed	(2,231)	(21,729)	(253)	(2,410)
	7,257	70,036	11,630	111,589
R Class
Sold	1,347	13,195	1,300	12,521
Issued in reinvestment of distributions	2,243	21,604	2,704	25,668
Redeemed	(231)	(2,208)	(187)	(1,721)
	3,359	32,591	3,817	36,468
R6 Class
Issued in reinvestment of distributions	2,810	27,040	3,265	31,020
Net increase (decrease)	547,170	$5,344,292	(34,057)	$(321,716)

28

6. Affiliated Fund Transactions

A summary of transactions for each affiliated fund for the year ended March 31, 2017 follows:

Affiliated Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
Emerging Markets Debt Fund R6 Class	$1,305,515	$60,012	—	—	$60,002	$1,416,243

(1)
Investments are funds within the American Century Investments family of funds and are considered affiliated funds. The fund does not invest in an affiliated fund for the purpose of exercising management or control; however, investments by the fund within its investment strategy may represent a significant portion of an affiliated fund's net assets. Additional information and attributes of each affiliated fund are available at americancentury.com.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

7. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

29

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$5,948,282	—
Collateralized Mortgage Obligations	—	2,104,752	—
Mutual Funds	$1,416,243	—	—
Commercial Mortgage-Backed Securities	—	821,131	—
Asset-Backed Securities	—	543,874	—
Preferred Stocks	80,820	369,262	—
U.S. Treasury Securities	—	396,542	—
Sovereign Governments and Agencies	—	342,371	—
Common Stocks	31,859	—	—
Temporary Cash Investments	55,821	23,726	—
	$1,584,743	$10,549,940	—
Other Financial Instruments
Futures Contracts	$53	—	—
Swap Agreements	—	$8,466	—
Forward Foreign Currency Exchange Contracts	—	10,805	—
	$53	$19,271	—

Liabilities
Other Financial Instruments
Futures Contracts	$2,819	$1,710	—
Swap Agreements	—	4,888	—
Forward Foreign Currency Exchange Contracts	—	10,284	—
	$2,819	$16,882	—

8. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.
The fund's average notional amount held during the period was $647,167.

30

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $848,090.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 3 contracts.

31

Value of Derivative Instruments as of March 31, 2017
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Swap agreements	$8,466	Swap agreements	$4,888
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	10,805	Unrealized depreciation on forward foreign currency exchange contracts	10,284
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	9,403
		$19,271		$24,575

* Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2017
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$12,597	Change in net unrealized appreciation (depreciation) on swap agreements	$(5,376)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	18,028	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	9,303
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(3,399)	Change in net unrealized appreciation (depreciation) on futures contracts	(4,476)
		$27,226		$(549)

9. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund invests in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

10. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2017 and March 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$298,111	$270,488
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

32

As of March 31, 2017, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$12,094,050
Gross tax appreciation of investments	$173,916
Gross tax depreciation of investments	(133,283)
Net tax appreciation (depreciation) of investments	40,633
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	451
Net tax appreciation (depreciation)	$41,084
Undistributed ordinary income	—
Accumulated short-term capital losses	$(62,692)
Accumulated long-term capital losses	$(98,268)
Late-year ordinary loss deferral	$(20,587)

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

11. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

12. Corporate Event

The Institutional Class was renamed to the R5 Class effective April 10, 2017.

33

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$9.45	0.33	0.33	0.66	(0.33)	$9.78	7.06%	0.65%	0.76%	3.39%	3.28%	40%	$7,791
2016	$9.81	0.33	(0.29)	0.04	(0.40)	$9.45	0.44%	0.64%	0.75%	3.52%	3.41%	25%	$2,290
2015(3)	$10.00	0.23	(0.14)	0.09	(0.28)	$9.81	0.91%	0.65%(4)	0.74%(4)	3.43%(4)	3.34%(4)	9%	$2,965
Institutional Class
2017	$9.45	0.35	0.32	0.67	(0.35)	$9.77	7.16%	0.45%	0.56%	3.59%	3.48%	40%	$711
2016	$9.81	0.36	(0.30)	0.06	(0.42)	$9.45	0.64%	0.44%	0.55%	3.72%	3.61%	25%	$663
2015(3)	$10.00	0.24	(0.14)	0.10	(0.29)	$9.81	1.05%	0.45%(4)	0.54%(4)	3.63%(4)	3.54%(4)	9%	$909
A Class
2017	$9.45	0.30	0.32	0.62	(0.30)	$9.77	6.68%	0.90%	1.01%	3.14%	3.03%	40%	$992
2016	$9.81	0.31	(0.30)	0.01	(0.37)	$9.45	0.19%	0.89%	1.00%	3.27%	3.16%	25%	$1,180
2015(3)	$10.00	0.21	(0.14)	0.07	(0.26)	$9.81	0.74%	0.90%(4)	0.99%(4)	3.18%(4)	3.09%(4)	9%	$935
C Class
2017	$9.45	0.23	0.32	0.55	(0.23)	$9.77	5.89%	1.65%	1.76%	2.39%	2.28%	40%	$1,098
2016	$9.81	0.24	(0.30)	(0.06)	(0.30)	$9.45	(0.56)%	1.64%	1.75%	2.52%	2.41%	25%	$993
2015(3)	$10.00	0.16	(0.14)	0.02	(0.21)	$9.81	0.24%	1.65%(4)	1.74%(4)	2.43%(4)	2.34%(4)	9%	$917

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2017	$9.45	0.28	0.33	0.61	(0.28)	$9.78	6.42%	1.15%	1.26%	2.89%	2.78%	40%	$772
2016	$9.81	0.29	(0.30)	(0.01)	(0.35)	$9.45	(0.06)%	1.14%	1.25%	3.02%	2.91%	25%	$714
2015(3)	$10.00	0.19	(0.13)	0.06	(0.25)	$9.81	0.58%	1.15%(4)	1.24%(4)	2.93%(4)	2.84%(4)	9%	$704
R6 Class
2017	$9.45	0.35	0.33	0.68	(0.35)	$9.78	7.21%	0.40%	0.51%	3.64%	3.53%	40%	$764
2016	$9.81	0.36	(0.30)	0.06	(0.42)	$9.45	0.69%	0.39%	0.50%	3.77%	3.66%	25%	$712
2015(3)	$10.00	0.24	(0.13)	0.11	(0.30)	$9.81	1.08%	0.40%(4)	0.49%(4)	3.68%(4)	3.59%(4)	9%	$708

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	July 28, 2014 (fund inception) through March 31, 2015.

(4)	Annualized.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the American Century Investment Trust and Shareholders of the Strategic Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Strategic Income Fund (one of the ten funds constituting the American Century Investment Trust, hereafter referred to as the “Fund”) as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2017

36

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None

37

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	126	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

38

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

39

Proxy Voting Results

A special meeting of shareholders was held on June 13, 2016, to vote on the following proposal. The proposal received the required number of votes and was adopted. A summary of voting results is listed below.

To elect four trustees to the Board of Trustees of American Century Investment Trust:

	Affirmative	Withhold
Tanya S. Beder	$11,245,587,866	$88,169,279
Jeremy I. Bulow	$11,247,094,163	$86,662,982
Anne Casscells	$11,241,523,389	$92,233,756
Jonathan D. Levin	$11,242,680,933	$91,076,212
The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, Ronald J. Gilson, Frederick L. A. Grauer, Peter F. Pervere and John B. Shoven.

40

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

41

Notes

42

Notes

43

Notes

44

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92287 1705

Annual Report

March 31, 2017

U.S. Government Money Market Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Risk-On Rebound From Global Economic Concerns of Early 2016

Stocks, high-yield bonds, and commodities rebounded from severe downturns in early 2016 that were triggered by China’s economic slowdown. Since then, growth conditions in China and the rest of the world have generally improved. For the reporting period, the S&P 500 Index, the Bloomberg Barclays U.S. Corporate High-Yield Bond Index, and the S&P Goldman Sachs Commodities Index returned 17.17%, 16.39%, and 8.45%, respectively. This risk-on rebound also drove government bond yields higher, resulting in declines for indices such as the Bloomberg Barclays U.S. Treasury Bond Index (-1.44%). The broader taxable investment-grade U.S. bond market performed better, but still significantly underperformed stocks; the Bloomberg Barclays U.S. Aggregate Bond Index returned 0.44%.

Investors could thank the world’s major central banks and the “Trump Trade” for the risk-on rebound, which occurred with a backdrop of landmark political events, including Brexit (the U.K. vote to leave the European Union) and Donald Trump’s U.S. presidential election victory. Central bank stimulus helped to propel the markets past China- and Brexit-related volatility, followed by Trump victory-inspired optimism about U.S. growth that further boosted higher-risk markets.

But the Trump Trade could prove to be double edged—investor optimism faded as health care reform stalled in Congress and other U.S. fiscal policy proposals looked like they’d face significant hurdles. Meanwhile, the Federal Reserve raised its interest rate target during the reporting period, and suggested that it might raise rates again and start gradually reducing its balance sheet by the end of 2017. These factors, plus rising inflation and continuing geopolitical risks, could impede further risk-on sentiment. In this unsettled environment, we believe in remaining focused on investment goals, using disciplined, actively managed, risk-aware strategies. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TCRXX	0.07%	0.02%	0.72%	—	4/1/93
A Class	AGQXX	0.07%	—	—	0.05%	12/1/15
C Class	AGHXX	0.07%	—	—	0.05%	12/1/15
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	A Class	C Class
0.46%	0.71%	1.21%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

3

Fund Characteristics

MARCH 31, 2017
7-Day Current Yields	Investor Class	A Class	C Class
After waiver(1)	0.25%	0.25%	0.25%
Before waiver	0.25%	0.00%	-0.50%
7-Day Effective Yields	Investor Class	A Class	C Class
After waiver(1)	0.25%	0.25%	0.25%
(1) Yields would have been lower if a portion of the fees had not been waived.

Portfolio at a Glance
Weighted Average Maturity	48 days
Weighted Average Life	68 days

Portfolio Composition by Maturity	% of fund investments
1-30 days	58%
31-90 days	30%
91-180 days	5%
More than 180 days	7%

4

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2016 to March 31, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

	Beginning Account Value 10/1/16	Ending Account Value 3/31/17	Expenses Paid During Period(1) 10/1/16 - 3/31/17	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,000.60	$2.29	0.46%
Investor Class (before waiver)	$1,000	$1,000.60(2)	$2.29	0.46%
A Class (after waiver)	$1,000	$1,000.60	$2.29	0.46%
A Class (before waiver)	$1,000	$1,000.60(2)	$3.54	0.71%
C Class (after waiver)	$1,000	$1,000.60	$2.29	0.46%
C Class (before waiver)	$1,000	$1,000.60(2)	$6.04	1.21%
Hypothetical
Investor Class (after waiver)	$1,000	$1,022.64	$2.32	0.46%
Investor Class (before waiver)	$1,000	$1,022.64	$2.32	0.46%
A Class (after waiver)	$1,000	$1,022.64	$2.32	0.46%
A Class (before waiver)	$1,000	$1,021.39	$3.58	0.71%
C Class (after waiver)	$1,000	$1,022.64	$2.32	0.46%
C Class (before waiver)	$1,000	$1,018.90	$6.09	1.21%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the fees had not been waived.

6

Schedule of Investments

MARCH 31, 2017

	Principal Amount	Value
U.S. GOVERNMENT AGENCY SECURITIES(1) — 45.3%
Adjustable-Rate U.S. Government Agency Securities — 12.1%
Federal Farm Credit Bank, VRN, 1.03%, 4/20/17	$30,000,000	$29,999,937
Federal Home Loan Bank, VRN, 0.86%, 4/24/17	100,000,000	100,000,000
Federal Home Loan Bank, VRN, 0.65%, 4/25/17	100,000,000	100,000,000
Federal Home Loan Bank, VRN, 0.77%, 6/7/17	25,000,000	24,998,535
Federal Home Loan Bank, VRN, 0.97%, 6/26/17	6,295,000	6,302,784
		261,301,256
Fixed-Rate U.S. Government Agency Securities — 33.2%
Federal Farm Credit Bank, 0.60%, 4/21/17	5,000,000	4,999,994
Federal Farm Credit Bank, 0.60%, 4/25/17	2,000,000	2,000,065
Federal Farm Credit Bank, 1.125%, 9/22/17	25,000,000	25,026,385
Federal Farm Credit Bank, 0.90%, 9/25/17	2,000,000	2,001,075
Federal Home Loan Bank, 0.75%, 4/13/17	13,670,000	13,670,894
Federal Home Loan Bank, 0.69%, 4/19/17	35,000,000	34,990,638
Federal Home Loan Bank, 0.625%, 4/20/17	15,000,000	15,000,529
Federal Home Loan Bank, 0.54%, 4/21/17	84,200,000	84,175,065
Federal Home Loan Bank, 0.69%, 4/27/17	1,100,000	1,099,380
Federal Home Loan Bank, 0.65%, 4/28/17	26,000,000	26,000,000
Federal Home Loan Bank, 0.56%, 5/3/17	60,000,000	59,965,840
Federal Home Loan Bank, 0.73%, 5/5/17	35,000,000	34,974,547
Federal Home Loan Bank, 4.875%, 5/17/17	12,080,000	12,144,748
Federal Home Loan Bank, 0.875%, 5/24/17	23,395,000	23,403,738
Federal Home Loan Bank, 0.73%, 5/26/17	10,000,000	9,988,251
Federal Home Loan Bank, 0.625%, 5/30/17	24,010,000	24,011,115
Federal Home Loan Bank, 5.25%, 6/5/17	11,540,000	11,635,300
Federal Home Loan Bank, 1.00%, 6/21/17	11,745,000	11,754,424
Federal Home Loan Bank, 0.625%, 6/27/17	22,495,000	22,494,937
Federal Home Loan Bank, 0.80%, 6/30/17	3,950,000	3,951,583
Federal Home Loan Bank, 0.69%, 7/26/17	5,000,000	5,000,000
Federal Home Loan Bank, 0.75%, 8/15/17	6,666,667	6,666,667
Federal Home Loan Bank, 0.75%, 8/23/17	7,000,000	7,000,000
Federal Home Loan Bank, 0.92%, 11/15/17	3,000,000	2,981,855
Federal Home Loan Bank, 0.75%, 11/17/17	1,700,000	1,697,444
Federal Home Loan Bank, 2.125%, 12/8/17	7,500,000	7,561,888
Federal Home Loan Bank, 0.95%, 12/12/17	4,000,000	3,972,942
Federal Home Loan Bank, 1.00%, 12/19/17	15,040,000	15,049,812
Federal Home Loan Bank, 1.01%, 12/29/17	3,000,000	3,000,738
Federal Home Loan Bank, 0.875%, 1/9/18	16,000,000	15,993,177
Federal Home Loan Mortgage Corp., 1.00%, 6/29/17	7,208,000	7,214,361
Federal Home Loan Mortgage Corp., 0.75%, 7/14/17	1,850,000	1,850,632
Federal Home Loan Mortgage Corp., 1.00%, 7/28/17	15,000,000	15,017,254
Federal Home Loan Mortgage Corp., 5.50%, 8/23/17	4,295,000	4,375,404

7

	Principal Amount	Value
Federal Home Loan Mortgage Corp., 1.00%, 12/15/17	$1,765,000	$1,764,982
Federal Home Loan Mortgage Corp., 0.77%, 12/28/17	2,000,000	1,996,966
Federal National Mortgage Association, 0.69%, 4/6/17	28,376,000	28,373,832
Federal National Mortgage Association, 0.69%, 4/26/17	100,000,000	99,957,639
Federal National Mortgage Association, 1.125%, 4/27/17	13,370,000	13,375,584
Federal National Mortgage Association, 0.85%, 6/1/17	47,939,000	47,890,401
Federal National Mortgage Association, 1.00%, 9/20/17	5,000,000	5,001,137
		719,031,223
TOTAL U.S. GOVERNMENT AGENCY SECURITIES		980,332,479
U.S. TREASURY SECURITIES(1) — 27.1%
U.S. Treasury Bills, 0.73%, 4/20/17	50,000,000	49,980,076
U.S. Treasury Bills, 0.71%, 5/25/17	80,000,000	79,940,000
U.S. Treasury Bills, 0.70%, 6/1/17	75,000,000	74,921,717
U.S. Treasury Bills, 0.77%, 7/20/17	10,000,000	9,982,981
U.S. Treasury Notes, VRN, 0.86%, 4/4/17	25,000,000	24,999,362
U.S. Treasury Notes, VRN, 0.97%, 4/4/17	7,500,000	7,500,204
U.S. Treasury Notes, 0.875%, 4/30/17	70,000,000	70,018,477
U.S. Treasury Notes, 3.125%, 4/30/17	30,000,000	30,061,998
U.S. Treasury Notes, 0.625%, 5/31/17	150,000,000	150,020,508
U.S. Treasury Notes, 1.00%, 12/15/17	89,000,000	89,010,954
TOTAL U.S. TREASURY SECURITIES		586,436,277
MUNICIPAL SECURITIES — 16.5%
ABAG Finance Authority for Nonprofit Corps. Rev., (2471 Shattuck LLC), VRDN, 0.93%, 4/6/17 (LIQ FAC: FNMA)	2,015,000	2,015,000
Arkansas Development Finance Authority Rev., (Capri LLC), VRDN, 0.97%, 4/6/17 (LOC: Arvest Bank and FHLB)	5,200,000	5,200,000
Benton County Public Facilities Board Rev., (NorthWest Arkansas Community College Foundation, Inc.), VRDN, 0.92%, 4/6/17 (LOC: Arvest Bank and FHLB)	5,350,000	5,350,000
California Infrastructure & Economic Development Bank Rev., (Loyola High School), VRDN, 0.92%, 4/6/17 (LOC: First Republic Bank and FHLB)	3,100,000	3,100,000
California Infrastructure & Economic Development Bank Rev., (South Malt Avenue Corp.), VRDN, 0.98%, 4/6/17 (LOC: City National Bank and FHLB)	1,295,000	1,295,000
California Statewide Communities Development Authority Rev., (OakmontSL of Alameda LP), VRDN, 0.98%, 4/6/17 (LOC: East West Bank and FHLB)	4,320,000	4,320,000
California Statewide Communities Development Authority Rev., (Village at Hesperia LP), VRDN, 0.85%, 4/6/17 (LIQ FAC: FNMA)	2,300,000	2,300,000
City & County of Denver Rev., (Garden Court Mutual Housing Association, Inc.), VRDN, 0.84%, 4/6/17 (LIQ FAC: FNMA)	5,795,000	5,795,000
District of Columbia Housing Finance Agency Rev., (Park 7 Residential LP), VRDN, 0.92%, 4/6/17 (LIQ FAC: FHLMC)	9,700,000	9,700,000
Florida Housing Finance Corp. Rev., (Brentwood Club on Millenia Boulevard Partners Ltd.), VRDN, 0.93%, 4/6/17 (LOC: FNMA)	155,000	155,000
Florida Housing Finance Corp. Rev., (Cutler Riverside Preservation LP), VRDN, 0.92%, 4/6/17 (LOC: FNMA)	9,900,000	9,900,000
Gregg County Housing Finance Corp. Rev., (Summer Green LLC), VRDN, 0.91%, 4/6/17 (LOC: FNMA)	2,090,000	2,090,000
Housing Development Corp. Rev., (Rivereast Apartments LLC), VRDN, 0.93%, 4/5/17 (LIQ FAC: FHLMC)	875,000	875,000
Illinois Finance Authority Rev., (Lake Towers Associates II LP), VRDN, 1.22%, 4/6/17 (LIQ FAC: FHLMC)	3,465,000	3,465,000

8

	Principal Amount	Value
Indianapolis Rev., (Farh-Fox Lake Affordable Housing, Inc.), VRDN, 0.90%, 4/6/17 (LIQ FAC: FNMA)	$12,000,000	$12,000,000
JJB Properties LLC Rev., VRDN, 0.98%, 4/6/17 (LOC: Arvest Bank and FHLB)	4,075,000	4,075,000
Louisiana State Local Government Environmental Facilities & Community Development Authority Rev., (EPT Slidell, Inc.), VRDN, 0.91%, 4/5/17 (LOC: First NBC Bank and FHLB)	10,635,000	10,635,000
Louisiana State Local Government Environmental Facilities & Community Development Authority Rev., (Go To The Show LLC), VRDN, 0.91%, 4/5/17 (LOC: First NBC Bank and FHLB)	14,360,000	14,360,000
Lynchburg Industrial Development Authority Rev., (Centra Health, Inc.), VRDN, 0.89%, 4/6/17 (NATL)(LOC: FHLB and Suntrust Bank)	14,910,000	14,910,000
Lynchburg Industrial Development Authority Rev., (Centra Health, Inc.), VRDN, 0.89%, 4/6/17 (NATL)(LOC: FHLB and Suntrust Bank)	6,175,000	6,175,000
Lynchburg Industrial Development Authority Rev., (Centra Health, Inc.), VRDN, 0.89%, 4/6/17 (NATL)(LOC: FHLB and Suntrust Bank)	5,115,000	5,115,000
Martinez Rev., (Muirwood Square Investors LP), VRDN, 0.94%, 4/5/17 (LOC: FNMA)	6,400,000	6,400,000
Maryland Community Development Administration Rev., (Sharp Flats LP), VRDN, 0.96%, 4/6/17 (LIQ FAC: FHLMC)	13,115,000	13,115,000
Massachusetts Development Finance Agency Rev., (Cordis Mills LLC), VRDN, 0.90%, 4/5/17 (LIQ FAC: FNMA)	9,850,000	9,850,000
Montgomery County Rev., (Gawain Circle LP), VRDN, 0.90%, 4/6/17 (LOC: FHLB)	7,850,000	7,850,000
Montgomery County Redevelopment Authority Rev., (KBF Associates LP), VRDN, 1.08%, 4/6/17 (LIQ FAC: FNMA)	1,970,000	1,970,000
Nevada Housing Division Rev., (Vista Creek Apartments LLC), VRDN, 1.02%, 4/6/17 (LOC: East West Bank and FHLB)	13,515,000	13,515,000
New York State Housing Finance Agency Rev., (1010 Sixth Associates LLC), VRDN, 0.85%, 4/5/17 (LIQ FAC: FNMA)	4,000,000	4,000,000
New York State Housing Finance Agency Rev., (1500 Lexington Associates LLC), VRDN, 0.91%, 4/5/17 (LIQ FAC: FNMA)	15,000,000	15,000,000
New York State Housing Finance Agency Rev., (FC Foley Square Associates LLC), VRDN, 0.97%, 4/5/17 (LIQ FAC: FNMA)	12,000,000	12,000,000
New York State Housing Finance Agency Rev., (Maiden Lane Properties LLC), VRDN, 0.95%, 4/5/17 (LIQ FAC: FNMA)	1,300,000	1,300,000
New York State Housing Finance Agency Rev., (Middletown Overlook Preservation LP), VRDN, 0.97%, 4/5/17 (LIQ FAC: FNMA)	4,500,000	4,500,000
New York State Housing Finance Agency Rev., (Ocean Park Acquisition LP), VRDN, 0.87%, 4/5/17 (LIQ FAC: FNMA)	7,000,000	7,000,000
New York State Housing Finance Agency Rev., (River Place II LLC), VRDN, 0.95%, 4/5/17 (LIQ FAC: FNMA)	22,245,000	22,245,000
New York State Housing Finance Agency Rev., VRDN, 0.97%, 4/5/17 (LIQ FAC: FNMA)	21,000,000	21,000,000
Palm Beach County Housing Finance Authority Rev., VRDN, 0.96%, 4/6/17 (LIQ FAC: FHLMC)(Acquired 4/1/16, Cost $4,506,000)(2)	4,506,000	4,506,000
Port New Orleans Board of Commissioners Rev., VRDN, 0.92%, 4/6/17 (LOC: First NBC Bank and FHLB)	8,000,000	8,000,000
Public Building Authority of Sevier County TN Rev., VRDN, 0.94%, 4/6/17 (LOC: SmartBank and FHLB)	5,030,000	5,030,000
State of Oregon Housing & Community Services Department Rev., (Redwood Park Apartments LLC), VRDN, 0.85%, 4/6/17 (LIQ FAC: FNMA)	5,600,000	5,600,000
Texas Department of Housing & Community Affairs Rev., (Reading Road Apartments LP), VRDN, 0.85%, 4/6/17 (LIQ FAC: FHLMC)	8,350,000	8,350,000
Texas Department of Housing & Community Affairs Rev., (Tower Ridge Corinth 1 Ltd.), VRDN, 1.06%, 4/6/17 (LOC: FNMA)	15,000,000	15,000,000

9

	Principal Amount/Shares	Value
Upland Community Redevelopment Agency Rev., (Sunset Ridge Apartments and Village Apartments), VRDN, 0.85%, 4/5/17 (LOC: East West Bank and FHLB)	$13,750,000	$13,750,000
Washington State Housing Finance Commission Rev., (Ballard Landmark Inn LLC), VRDN, 0.83%, 4/5/17 (LOC: East West Bank and FHLB)	13,000,000	13,000,000
Washington State Housing Finance Commission Rev., (Barkley Ridge Partners LP), VRDN, 0.85%, 4/5/17 (LIQ FAC: FHLMC)	9,985,000	9,985,000
Washington State Housing Finance Commission Rev., (Lodge at Eagle Ridge LLC), VRDN, 0.90%, 4/6/17 (LOC: East West Bank and FHLB)	3,425,000	3,425,000
Washington State Housing Finance Commission Rev., (Merrill Gardens at Tacoma LLC), VRDN, 0.85%, 4/6/17 (LOC: FNMA)	4,000,000	4,000,000
Washington State Housing Finance Commission Rev., (REDM LLC), VRDN, 0.90%, 4/6/17 (LOC: East West Bank and FHLB)	3,830,000	3,830,000
TOTAL MUNICIPAL SECURITIES		357,051,000
CORPORATE BONDS — 2.9%
Fairfield North Texas Associates LP, VRDN, 0.98%, 4/6/17 (LOC: FHLB)	4,800,000	4,800,000
KDF Heninger LP, VRDN, 0.98%, 4/6/17 (LOC: FHLB)	4,500,000	4,500,000
Saddleback Valley Community Church, VRDN, 0.98%, 4/6/17 (LOC: FHLB)	7,875,000	7,875,000
Santa Monica Ocean Park Partners LP, VRDN, 0.98%, 4/6/17 (LOC: FHLB)	10,200,000	10,200,000
Varenna Care Center LP, VRDN, 0.98%, 4/6/17 (LOC: FHLB)	8,765,000	8,765,000
Warren LLC (The), VRDN, 0.98%, 4/6/17 (LOC: FHLB)(3)	26,300,000	26,300,000
TOTAL CORPORATE BONDS		62,440,000
TEMPORARY CASH INVESTMENTS — 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class	3,045,333	3,045,333
TOTAL INVESTMENT SECURITIES — 91.9%		1,989,305,089
OTHER ASSETS AND LIABILITIES(4) — 8.1%		175,819,788
TOTAL NET ASSETS — 100.0%		$2,165,124,877

10

NOTES TO SCHEDULE OF INVESTMENTS
FHLB	-	Federal Home Loan Bank
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
LIQ FAC	-	Liquidity Facilities
LOC	-	Letter of Credit
NATL	-	National Public Finance Guarantee Corporation
VRDN	-	Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

(2)
Restricted security that may not be offered for public sale without being registered with the Securities and Exchange Commission and/or may be subject to resale, redemption or transferability restrictions. The aggregate value of these securities at the period end was $4,506,000, which represented 0.2% of total net assets.

(3)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $26,300,000, which represented 1.2% of total net assets.

(4)	Amount relates primarily to receivable for investments sold, but not settled, at period end.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

MARCH 31, 2017
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$1,989,305,089
Receivable for investments sold	177,082,341
Receivable for capital shares sold	1,005,400
Interest receivable	2,756,449
2,170,149,279

Liabilities
Payable for investments purchased	3,100,000
Payable for capital shares redeemed	1,089,525
Accrued management fees	834,877
5,024,402

Net Assets	$2,165,124,877

Net Assets Consist of:
Capital paid in	$2,165,125,513
Accumulated net realized loss	(636)
$2,165,124,877

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$2,071,097,232	2,071,230,810	$1.00
A Class	$93,966,894	93,963,478	$1.00
C Class	$60,751	60,749	$1.00

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED MARCH 31, 2017
Investment Income (Loss)
Income:
Interest	$10,397,151

Expenses:
Management fees	9,131,589
Distribution and service fees:
A Class	152,107
C Class	260
Trustees' fees and expenses	117,871
Other expenses	21,865
9,423,692
Fees waived	(436,924)
8,986,768

Net investment income (loss)	1,410,383

Net realized gain (loss) on investment transactions	123,547

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,533,930

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2017 AND MARCH 31, 2016
Increase (Decrease) in Net Assets	March 31, 2017	March 31, 2016
Operations
Net investment income (loss)	$1,410,383	$148,695
Net realized gain (loss)	123,547	63,804
Net increase (decrease) in net assets resulting from operations	1,533,930	212,499

Distributions to Shareholders
From net investment income:
Investor Class	(1,347,805)	(148,692)
A Class	(62,547)	(2)
C Class	(31)	(1)
Decrease in net assets from distributions	(1,410,383)	(148,695)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 4)	590,751,649	200,956,047

Net increase (decrease) in net assets	590,875,196	201,019,851

Net Assets
Beginning of period	1,574,249,681	1,373,229,830
End of period	$2,165,124,877	$1,574,249,681

See Notes to Financial Statements.

14

Notes to Financial Statements

MARCH 31, 2017

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. U.S. Government Money Market Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek current income while maintaining liquidity and preserving capital.

The fund offers the Investor Class, the A Class and the C Class. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the A Class and C Class commenced on December 1, 2015.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. Investments are generally valued at amortized cost, which approximates fair value. Open-end management investment companies are valued at the reported NAV per share. If the fund determines that the valuation methods do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Treasury Roll Transactions — The fund purchases a security and at the same time makes a commitment to sell the same security at a future settlement date at a specified price. These types of transactions are known as treasury roll transactions. The difference between the purchase price and the sale price represents interest income reflective of an agreed upon rate between the fund and the counterparty.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

15

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. The fund may make capital gains distributions to comply with the distribution requirements of the Internal Revenue Code.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, American Century Investment Management, Inc. (ACIM), the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM owns 6% of the shares of the fund. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 51% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1170% to 0.2300%. The rates for the Complex Fee range from 0.2500% to 0.3100%. In order to maintain a positive yield, ACIM may voluntarily waive a portion of the management fee on a daily basis. The fee waiver may be revised or terminated at any time by the investment advisor without notice. The total amount of the waiver for each class for the year ended March 31, 2017 was $284,030, $522 and $5 for the Investor Class, A Class and C Class, respectively. The effective annual management fee before waiver for each class for the year ended March 31, 2017 was 0.45%. The effective annual management fee after waiver for each class for the year ended March 31, 2017 was 0.44% for Investor Class, 0.45% for A Class and 0.44% for C Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 0.75%, of which 0.25% is paid for individual shareholder services and 0.50% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2017 are detailed in the Statement of Operations.

In order to maintain a positive yield, all or a portion of the distribution and/or service fee may voluntarily be waived on a daily basis. The fee waiver may be revised or terminated at any time without notice. The total amount of the waiver for each class for the year ended March 31, 2017 was $152,107 and $260 for the A Class and C Class, respectively, and the effective annual distribution and service fee after waiver was 0.00% for each class.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

16

4. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2017		Year ended March 31, 2016(1)
	Shares	Amount	Shares	Amount
Investor Class
Sold	1,309,167,455	$1,309,167,455	1,020,416,585	$1,020,416,585
Issued in reinvestment of distributions	1,347,805	1,347,805	148,265	148,265
Redeemed	(813,711,074)	(813,711,074)	(819,685,567)	(819,685,567)
	496,804,186	496,804,186	200,879,283	200,879,283
A Class
Sold	210,800,889	210,800,889	94,261	94,261
Issued in reinvestment of distributions	62,547	62,547	2	2
Redeemed	(116,951,721)	(116,951,721)	(42,500)	(42,500)
	93,911,715	93,911,715	51,763	51,763
C Class
Sold	53,891	53,891	38,000	38,000
Issued in reinvestment of distributions	31	31	1	1
Redeemed	(18,174)	(18,174)	(13,000)	(13,000)
	35,748	35,748	25,001	25,001
Net increase (decrease)	590,751,649	$590,751,649	200,956,047	$200,956,047

(1)	December 1, 2015 (commencement of sale) through March 31, 2016 for the A Class and C Class.

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.
17

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Government Agency Securities	—	$980,332,479	—
U.S. Treasury Securities	—	586,436,277	—
Municipal Securities	—	357,051,000	—
Corporate Bonds	—	62,440,000	—
Temporary Cash Investments	$3,045,333	—	—
	$3,045,333	$1,986,259,756	—

6. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2017 and March 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$1,410,383	$148,695
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2017, the fund had accumulated short-term capital losses of $(636), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2018.

7. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

18

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Net Assets, End of Period (in thousands)
Investor Class
2017	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.07%	0.44%	0.46%	0.07%	0.05%	$2,071,097
2016	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.23%	0.46%	0.01%	(0.22)%	$1,574,173
2015	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.15%	0.46%	0.01%	(0.30)%	$1,373,230
2014	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.17%	0.46%	0.01%	(0.28)%	$1,240,776
2013	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.29%	0.46%	0.01%	(0.16)%	$1,083,806
A Class
2017	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.07%	0.46%	0.71%	0.05%	(0.20)%	$93,967
2016(3)	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.34%(4)	0.71%(4)	0.01%(4)	(0.35)%(4)	$52
C Class
2017	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.07%	0.44%	1.21%	0.07%	(0.70)%	$61
2016(3)	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.32%(4)	1.21%(4)	0.01%(4)	(0.88)%(4)	$25

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(2)	Per-share amount was less than $0.005.

(3)	December 1, 2015 (commencement of sale) through March 31, 2016.

(4)	Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the American Century Investment Trust and Shareholders of the U.S. Government Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the U.S. Government Money Market Fund (one of the ten funds constituting the American Century Investment Trust, hereafter referred to as the “Fund”) as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2017

21

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None

22

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	126	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

23

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

24

Proxy Voting Results

A special meeting of shareholders was held on June 13, 2016, to vote on the following proposal. The proposal received the required number of votes and was adopted. A summary of voting results is listed below.

To elect four trustees to the Board of Trustees of American Century Investment Trust:

	Affirmative	Withhold
Tanya S. Beder	$11,245,587,866	$88,169,279
Jeremy I. Bulow	$11,247,094,163	$86,662,982
Anne Casscells	$11,241,523,389	$92,233,756
Jonathan D. Levin	$11,242,680,933	$91,076,212
The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, Ronald J. Gilson, Frederick L. A. Grauer, Peter F. Pervere and John B. Shoven.

25

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92283 1705

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Anne Casscells, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2016:    $291,005
FY 2017:    $283,602

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2016:    $0
FY 2017:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2016:    $0
FY 2017:    $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2016:    $0
FY 2017:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2016:    $0
FY 2017:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2016:    $0
FY 2017:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2016:    $0
FY 2017:    $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2016:    $167,395
FY 2017:    $132,646

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Investment Trust

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	May 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	May 25, 2017

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	May 25, 2017